                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-5002

                           SCUDDER VARIABLE SERIES II
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       06/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Investments

Semiannual report to
shareholders for the six months
ended June 30, 2005

Scudder Variable Series II

Scudder Aggressive Growth Portfolio

Scudder Blue Chip Portfolio

Scudder Conservative Income Strategy Portfolio

Scudder Fixed Income Portfolio

Scudder Global Blue Chip Portfolio

Scudder Government & Agency Securities Portfolio

Scudder Growth & Income Strategy Portfolio

Scudder Growth Strategy Portfolio

Scudder High Income Portfolio

Scudder Income & Growth Strategy Portfolio

Scudder International Select Equity Portfolio

Scudder Large Cap Value Portfolio

Scudder Mercury Large Cap Core Portfolio

Scudder Money Market Portfolio

Scudder Small Cap Growth Portfolio

Scudder Strategic Income Portfolio

Scudder Technology Growth Portfolio

Scudder Templeton Foreign Value Portfolio

Scudder Total Return Portfolio

SVS Davis Venture Value Portfolio

SVS Dreman Financial Services Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

SVS Index 500 Portfolio

SVS INVESCO Dynamic Growth Portfolio

SVS Janus Growth And Income Portfolio

SVS Janus Growth Opportunities Portfolio

SVS MFS Strategic Value Portfolio

SVS Oak Strategic Equity Portfolio

SVS Turner Mid Cap Growth Portfolio

Contents

Information About Your Portfolio's Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

Click Here Scudder Aggressive Growth Portfolio

Click Here Scudder Blue Chip Portfolio

Click Here Scudder Conservative Income Strategy Portfolio

Click Here Scudder Fixed Income Portfolio

Click Here Scudder Global Blue Chip Portfolio

Click Here Scudder Government & Agency Securities
Portfolio

Click Here Scudder Growth & Income Strategy Portfolio

Click Here Scudder Growth Strategy Portfolio

Click Here Scudder High Income Portfolio

Click Here Scudder Income & Growth Strategy Portfolio

Click Here Scudder International Select Equity Portfolio

Click Here Scudder Large Cap Value Portfolio

Click Here Scudder Mercury Large Cap Core Portfolio

Click Here Scudder Money Market Portfolio

Click Here Scudder Small Cap Growth Portfolio

Click Here Scudder Strategic Income Portfolio

Click Here Scudder Technology Growth Portfolio

Click Here Scudder Templeton Foreign Value Portfolio

Click Here Scudder Total Return Portfolio

Click Here SVS Davis Venture Value Portfolio

Click Here SVS Dreman Financial Services Portfolio

Click Here SVS Dreman High Return Equity Portfolio

Click Here SVS Dreman Small Cap Value Portfolio

Click Here SVS Index 500 Portfolio

Click Here SVS INVESCO Dynamic Growth Portfolio

Click Here SVS Janus Growth And Income Portfolio

Click Here SVS Janus Growth Opportunities Portfolio

Click Here SVS MFS Strategic Value Portfolio

Click Here SVS Oak Strategic Equity Portfolio

Click Here SVS Turner Mid Cap Growth Portfolio

Click Here Notes to Financial Statements

Click Here Proxy Voting

Click Here Investment Management Agreement Approvals

This report must be preceded or accompanied by a prospectus. To obtain a prospectus, call (800) 778-1482 or your financial representative. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

Information About Your Portfolio's Expenses

Scudder Aggressive Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,052.80	$ 1,051.20
Expenses Paid per $1,000*	$ 4.84	$ 6.76
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,020.08	$ 1,018.20
Expenses Paid per $1,000*	$ 4.76	$ 6.66

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Aggressive Growth Portfolio	.95%	1.33%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Scudder Aggressive Growth Portfolio

During the first quarter of 2005, a strong, low-inflation economic environment favored mid- and large-cap stocks over small cap stocks. In the second quarter, however, mixed economic data suggested that growth may be slowing. During the second quarter, small-cap stocks came to the fore as surging oil prices led investors to move into smaller, specialized companies and away from large companies.

In a volatile period for the broad market, the portfolio posted a positive return and handily outperformed its benchmark. For its most recent semiannual period, the portfolio returned 5.28% (Class A shares, unadjusted for contract charges), compared with the -1.88% return of the Russell 3000 Growth Index.

The biggest contributor to the portfolio's return over the six-month period was stock selection, particularly within the health care and consumer discretionary sectors. The portfolio also benefited from strong stock selection in financials. Energy was the strongest-performing sector within the Russell 3000 Growth Index by a wide margin; our slight overweight in energy contributed positively to performance. However, our overweight in financials detracted slightly from performance. Going forward, the managers will continue to adhere to their fundamental, valuation-sensitive investment process, and they are optimistic that the process will continue to work well in the current market environment.

Samuel A. Dedio
Robert S. Janis

Co-Lead Portfolio Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 3000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Aggressive Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks	98%	97%
Cash Equivalents	2%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Health Care	32%	26%
Information Technology	25%	25%
Consumer Discretionary	17%	17%
Financials	10%	13%
Energy	7%	2%
Consumer Staples	3%	5%
Telecommunication Services	3%	2%
Industrials	2%	5%
Materials	1%	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 6. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

Scudder Aggressive Growth Portfolio

	Shares	Value ($)

Common Stocks 97.5%
Consumer Discretionary 16.6%
Hotels Restaurants & Leisure 5.0%
Harrah's Entertainment, Inc.	8,400	605,388
Station Casinos, Inc.	17,400	1,155,360
The Cheesecake Factory, Inc.* (c)	35,000	1,215,550
		2,976,298
Specialty Retail 6.8%
Aeropostale, Inc.*	40,300	1,354,080
Chico's FAS, Inc.*	48,400	1,659,152
Urban Outfitters, Inc.* (c)	18,500	1,048,765
		4,061,997
Textiles, Apparel & Luxury Goods 4.8%
Polo Ralph Lauren Corp. (c)	30,600	1,319,166
Quicksilver, Inc.*	94,300	1,506,914
		2,826,080
Consumer Staples 2.8%
Beverages 1.4%
Constellation Brands, Inc. "A"*	28,000	826,000
Household Products 1.4%
Jarden Corp.* (c)	15,400	830,368
Energy 7.1%
Energy Equipment & Services 2.3%
BJ Services Co. (c)	12,400	650,752
Rowan Companies, Inc.	23,200	689,272
		1,340,024
Oil, Gas & Consumable Fuels 4.8%
Bois d'Arc Energy, Inc.*	12,500	184,375
Peabody Energy Corp.	30,500	1,587,220
Ultra Petroleum Corp.* (c)	36,600	1,111,176
		2,882,771
Financials 9.5%
Capital Markets 7.4%
E*TRADE Financial Corp.*	89,900	1,257,701
Legg Mason, Inc.	18,750	1,952,062
Lehman Brothers Holdings, Inc.	6,500	645,320
The Goldman Sachs Group, Inc.	5,500	561,110
		4,416,193
Diversified Financial Services 2.1%
Affiliated Managers Group, Inc.* (c)	8,800	601,304
Citigroup, Inc.	13,900	642,597
		1,243,901
Health Care 31.0%
Biotechnology 7.9%
Amgen, Inc.*	15,100	912,946
Celgene Corp.* (c)	42,300	1,724,571
Charles River Laboratories International, Inc.*	20,800	1,003,600
Genzyme Corp.*	17,800	1,069,602
		4,710,719
	Shares	Value ($)

Health Care Equipment & Supplies 4.7%
C.R. Bard, Inc.	17,600	1,170,576
Fisher Scientific International, Inc.*	12,200	791,780
Zimmer Holdings, Inc.*	10,700	815,019
		2,777,375
Health Care Providers & Services 16.0%
Aetna, Inc.	16,200	1,341,684
AMERIGROUP Corp.* (c)	29,100	1,169,820
Community Health Systems, Inc.*	32,700	1,235,733
Coventry Health Care, Inc.*	15,900	1,124,925
DaVita, Inc.*	26,000	1,182,480
Omnicare, Inc.	28,700	1,217,741
Triad Hospitals, Inc.*	22,400	1,223,936
UnitedHealth Group, Inc.	19,400	1,011,516
		9,507,835
Pharmaceuticals 2.4%
Johnson & Johnson	21,700	1,410,500
Industrials 2.1%
Machinery
Caterpillar, Inc.	7,500	714,825
Joy Global, Inc.	16,000	537,440
		1,252,265
Information Technology 24.3%
Communications Equipment 2.2%
Comverse Technologies, Inc.*	54,400	1,286,560
Computers & Peripherals 7.2%
Avid Technology, Inc.* (c)	19,100	1,017,648
Dell, Inc.*	33,000	1,303,830
NCR Corp.*	32,600	1,144,912
QLogic Corp.*	25,300	781,011
		4,247,401
Internet Software & Services 3.4%
Google, Inc. "A"*	3,500	1,029,525
VeriSign, Inc.*	33,500	963,460
		1,992,985
Semiconductors & Semiconductor Equipment 5.5%
Broadcom Corp. "A"*	31,700	1,125,667
International Rectifier Corp.*	21,800	1,040,296
Linear Technology Corp.	30,800	1,130,052
		3,296,015
Software 6.0%
Activision, Inc.*	37,800	624,456
Business Objects SA (ADR)* (c)	37,800	994,140
Cognos, Inc.*	22,600	771,564
Microsoft Corp.	23,600	586,224
Symantec Corp.*	28,400	617,416
		3,593,800
Materials 1.3%
Containers & Packaging
Packaging Corp. of America	36,200	762,010
	Shares	Value ($)

Telecommunication Services 2.8%
Diversified Telecommunication Services 0.3%
NeuStar, Inc. "A"*	6,100	156,160
Wireless Telecommunication Services 2.5%
Nextel Partners, Inc. "A"*	59,400	1,495,099
Total Common Stocks (Cost $46,211,643)		57,892,356

Securities Lending Collateral 14.3%
Scudder Daily Assets Fund Institutional, 3.19% (d) (e) (Cost $8,466,153)	8,466,153	8,466,153
	Shares	Value ($)

Cash Equivalents 1.8%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $1,055,713)	1,055,713	1,055,713
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $55,733,509) (a)	113.6	67,414,222
Other Assets and Liabilities, Net	(13.6)	(8,073,637)
Net Assets	100.0	59,340,585
Notes to Scudder Aggressive Growth Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $55,765,701. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $11,648,521. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $12,406,232 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $757,711.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005 amounted to $8,221,689, which is 13.9% of net assets.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $46,211,643) — including $8,221,689 of securities loaned	$ 57,892,356
Investment in Scudder Daily Assets Fund Institutional (cost $8,466,153)*	8,466,153
Investment in Scudder Cash Management QP Trust (cost $1,055,713)	1,055,713
Total investments in securities, at value (cost $55,733,509)	67,414,222
Cash	10,000
Receivable for investments sold	666,790
Dividends receivable	14,384
Interest receivable	8,123
Receivable for Portfolio shares sold	29,770
Other assets	800
Total assets	68,144,089
Liabilities
Payable for investments purchased	256,400
Payable for Portfolio shares redeemed	2,477
Payable upon return of securities loaned	8,466,153
Accrued management fee	29,673
Other accrued expenses and payables	48,801
Total liabilities	8,803,504
Net assets, at value	$ 59,340,585
Net Assets
Net assets consist of: Accumulated net investment loss	(122,798)
Net unrealized appreciation (depreciation) on investments	11,680,713
Accumulated net realized gain (loss)	(37,496,537)
Paid-in capital	85,279,207
Net assets, at value	$ 59,340,585
Class A Net Asset Value, offering and redemption price per share ($53,199,510 ÷ 5,134,890 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.36
Class B Net Asset Value, offering and redemption price per share ($6,141,075 ÷ 598,638 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.26

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends	$ 129,088
Interest — Scudder Cash Management QP Trust	31,546
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	3,400
Total Income	164,034
Expenses: Management fee	216,369
Custodian and accounting fees	32,562
Distribution service fees (Class B)	7,355
Record keeping fees (Class B)	3,988
Auditing	19,256
Legal	7,404
Directors' fees and expenses	1,899
Reports to shareholders	9,274
Other	1,660
Total expenses before expense reductions	299,767
Expense reductions	(15,028)
Total expenses after expense reductions	284,739
Net investment income (loss)	(120,705)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,685,814
Net unrealized appreciation (depreciation) during the period on investments	1,401,272
Net gain (loss) on investment transactions	3,087,086
Net increase (decrease) in net assets resulting from operations	$ 2,966,381

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ (120,705)	$ (84,055)
Net realized gain (loss) on investment transactions	1,685,814	2,570,533
Net unrealized appreciation (depreciation) during the period on investment transactions	1,401,272	(452,406)
Net increase (decrease) in net assets resulting from operations	2,966,381	2,034,072
Portfolio share transactions: Class A Proceeds from shares sold	3,590,410	4,965,372
Cost of shares redeemed	(6,229,876)	(9,699,886)
Net increase (decrease) in net assets from Class A share transactions	(2,639,466)	(4,734,514)
Class B Proceeds from shares sold	433,197	2,601,994
Cost of shares redeemed	(771,886)	(435,771)
Net increase (decrease) in net assets from Class B share transactions	(338,689)	2,166,223
Increase (decrease) in net assets	(11,774)	(534,219)
Net assets at beginning of period	59,352,359	59,886,578
Net assets at end of period (including accumulated net investment loss of $122,798 and $2,093, respectively)	$ 59,340,585	$ 59,352,359
Other Information
Class A Shares outstanding at beginning of period	5,401,258	5,923,874
Shares sold	362,941	534,758
Shares redeemed	(629,309)	(1,057,374)
Net increase (decrease) in Portfolio shares	(266,368)	(522,616)
Shares outstanding at end of period	5,134,890	5,401,258
Class B Shares outstanding at beginning of period	634,195	405,258
Shares sold	44,013	277,046
Shares redeemed	(79,570)	(48,109)
Net increase (decrease) in Portfolio shares	(35,557)	228,937
Shares outstanding at end of period	598,638	634,195

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.84	$ 9.46	$ 7.06	$ 10.22	$ 13.20	$ 13.99
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	(.01)	(.05)	(.01)	.06	.18
Net realized and unrealized gain (loss) on investment transactions	.54	.39	2.45	(3.11)	(2.92)	(.87)
Total from investment operations	.52	.38	2.40	(3.12)	(2.86)	(.69)
Less distributions from: Net investment income	—	—	—	(.04)	(.12)	—
Net realized gains on investment transactions	—	—	—	—	—	(.10)
Total distributions	—	—	—	(.04)	(.12)	(.10)
Net asset value, end of period	$ 10.36	$ 9.84	$ 9.46	$ 7.06	$ 10.22	$ 13.20
Total Return (%)	5.28d**	4.02[d]	33.99[d]	(30.66)	(21.76)	(4.96)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	53	56	44	71	66
Ratio of expenses before expense reductions (%)	1.00*	1.02	.98	.81	.86	.95
Ratio of expenses after expense reductions (%)	.95*	.95	.95	.81	.86	.94
Ratio of net investment income (loss) (%)	(.38)*	(.11)	(.57)	(.19)	.58	1.22
Portfolio turnover rate (%)	89*	103	91	71	42	103

a For the six months ended June 30, 2005 (Unaudited).

b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

c Based on average shares outstanding during the period.

d Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

Class B

Years Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.76	$ 9.42	$ 7.06	$ 7.43
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.05)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.54	.39	2.45	(.35)
Total from investment operations	.50	.34	2.36	(.37)
Net asset value, end of period	$ 10.26	$ 9.76	$ 9.42	$ 7.06
Total Return (%)	5.12d**	3.61[d]	33.43[d]	(4.98)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	4.1
Ratio of expenses before expense reductions (%)	1.38*	1.41	1.37	1.06*
Ratio of expenses after expense reductions (%)	1.33*	1.34	1.34	1.06*
Ratio of net investment income (loss) (%)	(.76)*	(.50)	(.96)	(.47)*
Portfolio turnover rate (%)	89*	103	91	71

a For the six months ended June 30, 2005 (Unaudited).

b For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on average shares outstanding during the period.

d Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

Information About Your Portfolio's Expenses

Scudder Blue Chip Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,011.10	$ 1,009.50
Expenses Paid per $1,000*	$ 3.44	$ 5.28
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,021.37	$ 1,019.54
Expenses Paid per $1,000*	$ 3.46	$ 5.31

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Blue Chip Portfolio	.69%	1.06%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Scudder Blue Chip Portfolio

The US stock market ended the period close to where it began. For the six-month period ended June 30, 2005, the portfolio returned 1.11% (Class A shares, unadjusted for contract charges) finishing ahead of the 0.11% return of its benchmark, the Russell 1000 Index.

We believe the portfolio was able to outperform its benchmark mainly because of our disciplined focus on individual stock selection. We generated the best relative performance within the retailing, energy and insurance industry groups. The most significant individual contributor was Valero Energy Corp. The company's revenue and margins benefited from rising oil prices. This holding was sold during the second quarter, as we believed the stock was fully valued relative to its peers. Within the retailing industry group, the portfolio's position in American Eagle Outfitters, Inc. was a key contributor to relative performance. The company experienced strong brand momentum and benefited from its fashion-appropriate assortments and value proposition. Margins have improved because the product line's appeal to customers has required minimal promotional activity. Stock selection was weakest within the technology hardware and equipment industry group. Our position in Cree, Inc., a leading developer and supplier of semiconductors, detracted from relative performance. Increased competition and weaker demand led to lower-than-expected revenues and gross margins. This holding was sold during the first quarter, as its fundamentals deteriorated relative to its peers.

Overall, we are pleased with the portfolio's performance and its current positioning. As always, we will continue to take a balanced approach to our stock selection methodology — considering both value and growth attributes as well as technical signals — to help us pinpoint timely market opportunities.

Janet Campagna
Robert Wang

Portfolio Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the US. This larger capitalization, market-oriented index is highly correlated with the S&P 500 Index. Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Blue Chip Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks	97%	96%
Cash Equivalents	3%	4%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Financials	18%	19%
Information Technology	15%	14%
Health Care	15%	15%
Consumer Discretionary	15%	12%
Industrials	13%	13%
Energy	9%	8%
Consumer Staples	6%	8%
Telecommunication Services	3%	4%
Utilities	3%	2%
Materials	3%	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

Scudder Blue Chip Portfolio

	Shares	Value ($)

Common Stocks 96.9%
Consumer Discretionary 14.3%
Auto Components 1.2%
Autoliv, Inc.	90,000	3,942,000
Hotels Restaurants & Leisure 2.4%
Darden Restaurants, Inc.	75,800	2,499,884
McDonald's Corp.	161,600	4,484,400
Regal Entertainment Group "A" (e)	47,600	898,688
		7,882,972
Household Durables 0.5%
Harman International Industries, Inc.	18,600	1,513,296
Internet & Catalog Retail 0.4%
eBay, Inc.*	36,400	1,201,564
Media 4.1%
John Wiley & Sons, Inc. "A"	5,000	198,650
Liberty Global, Inc. "A"*	7,768	362,520
Liberty Media Corp. "A"*	55,200	562,488
McGraw-Hill Companies, Inc.	96,900	4,287,825
Omnicom Group, Inc.	45,600	3,641,616
Walt Disney Co.	177,900	4,479,522
		13,532,621
Multiline Retail 2.5%
Federated Department Stores, Inc.	32,700	2,396,256
J.C. Penney Co., Inc.	27,600	1,451,208
Target Corp.	76,600	4,167,806
		8,015,270
Specialty Retail 3.2%
American Eagle Outfitters, Inc.	91,000	2,789,150
Barnes & Noble, Inc.*	16,700	647,960
Best Buy Co., Inc.	40,900	2,803,695
Michaels Stores, Inc.	67,000	2,771,790
Urban Outfitters, Inc.*	26,200	1,485,278
		10,497,873
Consumer Staples 5.7%
Beverages 0.2%
PepsiCo, Inc.	15,100	814,343
Food & Staples Retailing 0.3%
7-Eleven, Inc.*	19,300	583,632
Safeway, Inc.*	16,700	377,253
Wal-Mart Stores, Inc.	100	4,820
		965,705
Food Products 2.0%
Pilgrim's Pride Corp.(e)	85,200	2,907,876
The Hershey Co.	56,100	3,483,810
		6,391,686
Household Products 1.4%
Clorox Co.	73,900	4,117,708
Kimberly-Clark Corp.	4,500	281,655
Procter & Gamble Co.	2,700	142,425
		4,541,788
	Shares	Value ($)

Personal Products 0.3%
Avon Products, Inc.	6,700	253,595
Gillette Co.	13,600	688,568
		942,163
Tobacco 1.5%
Altria Group, Inc.	19,200	1,241,472
Loews Corp. — Carolina Group	110,300	3,675,196
		4,916,668
Energy 8.6%
Oil, Gas & Consumable Fuels 8.6%
Apache Corp.	60,600	3,914,760
Burlington Resources, Inc.	94,000	5,192,560
ExxonMobil Corp.	108,140	6,214,806
Kerr-McGee Corp. (e)	22,829	1,742,081
Marathon Oil Corp.	62,200	3,319,614
Occidental Petroleum Corp.	37,300	2,869,489
Sunoco, Inc.	42,500	4,831,400
XTO Energy, Inc.	1	34
		28,084,744
Financials 17.9%
Banks 6.1%
Bank of America Corp.	209,600	9,559,856
SunTrust Banks, Inc.	41,800	3,019,632
US Bancorp.	129,800	3,790,160
Wachovia Corp.	67,800	3,362,880
		19,732,528
Capital Markets 2.4%
Bear Stearns Companies, Inc.	46,900	4,874,786
The Goldman Sachs Group, Inc.	27,600	2,815,752
		7,690,538
Consumer Finance 0.8%
Providian Financial Corp.*	156,700	2,762,621
Diversified Financial Services 2.7%
Citigroup, Inc.	53,600	2,477,928
Countrywide Financial Corp.	23,500	907,335
Freddie Mac	84,200	5,492,366
		8,877,629
Insurance 4.2%
Alleghany Corp.*	112	33,264
Allstate Corp.	18,700	1,117,325
American Financial Group, Inc.	8,300	278,216
Commerce Group, Inc.	4,700	291,917
Genworth Financial, Inc. "A"	37,200	1,124,556
MetLife, Inc.	93,400	4,197,396
Progressive Corp.	19,400	1,916,914
W.R. Berkley Corp.	134,525	4,799,852
		13,759,440
Real Estate 1.7%
Apartment Investment & Management Co. "A" (REIT)	5,700	233,244
Avalonbay Communities, Inc. (REIT)	5,900	476,720
Boston Properties, Inc. (REIT)	4,300	301,000
	Shares	Value ($)

Camden Property Trust (REIT)	10,400	559,000
CenterPoint Properties Corp. (REIT)	5,200	219,960
Equity Office Properties Trust (REIT)	29,600	979,760
Equity Residential (REIT)	16,300	600,166
General Growth Properties, Inc. (REIT)	12,300	505,407
Rayonier, Inc.	8,200	434,846
The Mills Corp. (REIT)	4,900	297,871
Vornado Realty Trust (REIT)	10,800	868,320
		5,476,294
Health Care 14.5%
Biotechnology 2.0%
Amgen, Inc.*	8,900	538,094
Celgene Corp.*	69,600	2,837,592
Genzyme Corp.*	50,400	3,028,536
		6,404,222
Health Care Equipment & Supplies 3.4%
Baxter International, Inc.	93,200	3,457,720
Becton, Dickinson & Co.	85,200	4,470,444
Dade Behring Holdings, Inc.	46,700	3,035,967
		10,964,131
Health Care Providers & Services 3.0%
HCA, Inc.	60,800	3,445,536
Sierra Health Services, Inc.*	3,400	242,964
UnitedHealth Group, Inc.	117,500	6,126,450
		9,814,950
Pharmaceuticals 6.1%
Barr Pharmaceuticals, Inc.*	73,300	3,572,642
Bristol-Myers Squibb Co.	34,400	859,312
Endo Pharmaceuticals Holdings, Inc.*	92,600	2,433,528
Johnson & Johnson	137,182	8,916,830
Merck & Co., Inc.	68,100	2,097,480
Pfizer, Inc.	76,650	2,114,007
		19,993,799
Industrials 12.2%
Aerospace & Defense 3.3%
General Dynamics Corp.	19,100	2,092,214
Lockheed Martin Corp.	61,100	3,963,557
Raytheon Co.	122,000	4,772,640
		10,828,411
Air Freight & Logistics 1.4%
Ryder System, Inc.	120,800	4,421,280
Airlines 0.3%
AMR Corp.* (e)	94,100	1,139,551
Commercial Services & Supplies 1.5%
Cendant Corp.	207,100	4,632,827
Total System Services, Inc.	7,900	190,390
		4,823,217
Industrial Conglomerates 4.7%
3M Co.	19,700	1,424,310
General Electric Co.	401,900	13,925,835
		15,350,145
Road & Rail 1.0%
Yellow Roadway Corp.*	65,900	3,347,720
	Shares	Value ($)

Information Technology 14.7%
Communications Equipment 1.9%
Cisco Systems, Inc.*	316,700	6,052,137
Computers & Peripherals 3.2%
Apple Computer, Inc.*	86,200	3,173,022
Dell, Inc.*	140,500	5,551,155
EMC Corp.*	134,600	1,845,366
		10,569,543
Internet Software & Services 0.8%
Google, Inc. "A"*	4,100	1,206,015
Yahoo!, Inc.*	38,200	1,323,630
		2,529,645
IT Consulting & Services 1.6%
Alliance Data Systems Corp.*	43,500	1,764,360
Computer Sciences Corp.*	73,800	3,225,060
Unisys Corp.*	38,400	243,071
		5,232,491
Semiconductors & Semiconductor Equipment 4.3%
Intel Corp.	278,700	7,262,922
MEMC Electronic Materials, Inc.*	121,200	1,911,324
Microchip Technology, Inc.	37,500	1,110,750
Texas Instruments, Inc.	132,200	3,710,854
		13,995,850
Software 2.9%
Autodesk, Inc.	27,100	931,427
Citrix Systems, Inc.*	118,700	2,571,042
Microsoft Corp.	230,200	5,718,168
Symantec Corp.*	10,800	234,792
		9,455,429
Materials 2.7%
Containers & Packaging 0.7%
Owens-Illinois, Inc.*	96,500	2,417,325
Metals & Mining 2.0%
Phelps Dodge Corp.	38,200	3,533,500
Southern Peru Copper Corp. (e)	67,600	2,895,984
		6,429,484
Telecommunication Services 3.3%
Diversified Telecommunication Services 1.7%
Verizon Communications, Inc.	164,600	5,686,930
Wireless Telecommunication Services 1.6%
Nextel Communications, Inc. "A"*	87,800	2,836,818
NII Holdings, Inc.*	35,600	2,276,264
		5,113,082
Utilities 3.0%
Electric Utilities 0.9%
Edison International	25,600	1,038,080
Exelon Corp.	37,500	1,924,875
		2,962,955
Independent Power Producers & Energy Traders 1.5%
Duke Energy Corp. (e)	161,900	4,813,287
	Shares	Value ($)

Multi-Utilities 0.6%
Public Service Enterprise Group, Inc.	34,700	2,110,454
Total Common Stocks (Cost $296,099,467)		315,997,781
	Principal Amount ($)	Value ($)

US Government Backed 0.2%
US Treasury Bill, 2.869%**, 7/21/2005 (f) (Cost $728,861)	730,000	728,861
	Shares	Value ($)

Securities Lending Collateral 3.8%
Scudder Daily Assets Fund Institutional, 3.19% (c) (d) (Cost $12,244,280)	12,244,280	12,244,280
	Shares	Value ($)

Cash Equivalents 2.9%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $9,376,730)	9,376,730	9,376,730
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $318,449,338) (a)	103.8	338,347,652
Other Assets and Liabilities, Net	(3.8)	(12,320,421)
Net Assets	100.0	326,027,231
Notes to Scudder Blue Chip Portfolio of Investments

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $320,064,395. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $18,283,257. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $23,736,974 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,453,717.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005 amounted to $11,938,473, which is 3.7% of net assets.

(f) At June 30, 2005, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts.

REIT: Real Estate Investment Trust

At June 30, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P 500 Index	9/15/2005	33	9,907,091	9,862,875	(44,216)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $296,828,328) — including $11,938,473 of securities loaned	$ 316,726,642
Investment in Scudder Daily Assets Fund Institutional (cost $12,244,280)*	12,244,280
Investment in Scudder Cash Management QP Trust (cost $9,376,730)	9,376,730
Total investments in securities, at value (cost $318,449,338)	338,347,652
Dividends receivable	335,969
Interest receivable	38,359
Receivable for Portfolio shares sold	48,226
Other assets	4,733
Total assets	338,774,939
Liabilities
Payable for Portfolio shares redeemed	208,279
Payable for daily variation margin on open futures contracts	61,050
Payable upon return of securities loaned	12,244,280
Accrued management fee	171,400
Other accrued expenses and payables	62,699
Total liabilities	12,747,708
Net assets, at value	$ 326,027,231
Net Assets
Net assets consist of: Undistributed net investment income	1,353,850
Net unrealized appreciation (depreciation) on: Investments	19,898,314
Futures	(44,216)
Accumulated net realized gain (loss)	(40,989)
Paid-in capital	304,860,272
Net assets, at value	$ 326,027,231
Class A Net Asset Value, offering and redemption price per share ($286,825,785 ÷ 20,986,959 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.67
Class B Net Asset Value, offering and redemption price per share ($39,201,446 ÷ 2,872,527 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.65

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends	$ 2,434,788
Interest — Scudder Cash Management QP Trust	126,349
Interest	9,242
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	64,649
Total Income	2,635,028
Expenses: Management fee	1,027,047
Custodian fees	10,749
Distribution service fees (Class B)	48,153
Record keeping fees (Class B)	23,730
Auditing	21,177
Legal	7,833
Trustees' fees and expenses	1,257
Reports to shareholders	17,999
Other	7,670
Total expenses, before expense reductions	1,165,615
Expense reductions	(1,367)
Total expenses, after expense reductions	1,164,248
Net investment income (loss)	1,470,780
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	18,778,350
Futures	(107,523)
18,670,827
Net unrealized appreciation (depreciation) during the period on: Investments	(16,360,724)
Futures	(272,519)
(16,633,243)
Net gain (loss) on investment transactions	2,037,584
Net increase (decrease) in net assets resulting from operations	$ 3,508,364

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 1,470,780	$ 2,928,100
Net realized gain (loss) on investment transactions	18,670,827	38,719,019
Net unrealized appreciation (depreciation) during the period on investment transactions	(16,633,243)	1,111,435
Net increase (decrease) in net assets resulting from operations	3,508,364	42,758,554
Distributions to shareholders from: Net investment income Class A	(2,673,957)	(1,626,701)
Class B	(231,257)	(56,503)
Portfolio share transactions: Class A Proceeds from shares sold	21,689,699	28,844,570
Reinvestment of distributions	2,673,957	1,626,701
Cost of shares redeemed	(20,899,640)	(26,173,350)
Net increase (decrease) in net assets from Class A share transactions	3,464,016	4,297,921
Class B Proceeds from shares sold	6,055,015	16,893,828
Reinvestment of distributions	231,257	56,503
Cost of shares redeemed	(4,018,809)	(1,310,947)
Net increase (decrease) in net assets from Class B share transactions	2,267,463	15,639,384
Increase (decrease) in net assets	6,334,629	61,012,655
Net assets at beginning of period	319,692,602	258,679,947
Net assets at end of period (including undistributed net investment income of $1,353,850 and $2,788,284, respectively)	$ 326,027,231	$ 319,692,602
Other Information
Class A Shares outstanding at beginning of period	20,734,323	20,421,127
Shares sold	1,603,483	2,286,747
Shares issued to shareholders in reinvestment of distributions	198,218	132,360
Shares redeemed	(1,549,065)	(2,105,911)
Net increase (decrease) in Portfolio shares	252,636	313,196
Shares outstanding at end of period	20,986,959	20,734,323
Class B Shares outstanding at beginning of period	2,700,912	1,427,149
Shares sold	449,631	1,373,668
Shares issued to shareholders in reinvestment of distributions	17,156	4,597
Shares redeemed	(295,172)	(104,502)
Net increase (decrease) in Portfolio shares	171,615	1,273,763
Shares outstanding at end of period	2,872,527	2,700,912

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.65	$ 11.84	$ 9.37	$ 12.07	$ 14.41	$ 15.69
Income (loss) from investment operations: Net investment income (loss)[c]	.07	.13	.08	.07	.05	.07
Net realized and unrealized gain (loss) on investment transactions	.08	1.76	2.45	(2.73)	(2.33)	(1.29)
Total from investment operations	.15	1.89	2.53	(2.66)	(2.28)	(1.22)
Less distributions from: Net investment income	(.13)	(.08)	(.06)	(.04)	(.06)	(.06)
Net asset value, end of period	$ 13.67	$ 13.65	$ 11.84	$ 9.37	$ 12.07	$ 14.41
Total Return (%)	1.11**	16.04	27.25	(22.11)	(15.81)	(7.84)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	287	283	242	174	240	228
Ratio of expenses (%)	.69*	.70	.71	.69	.69	.71
Ratio of net investment income (loss) (%)	.98*	1.08	.82	.65	.42	.44
Portfolio turnover rate (%)	291*	249	182	195	118	86

a For the six months ended June 30, 2005 (Unaudited).

b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

c Based on average shares outstanding during the period.

* Annualized

** Not annualized

Class B

Years Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.60	$ 11.80	$ 9.35	$ 10.28
Income (loss) from investment operations: Net investment income (loss)[c]	.04	.09	.04	.03
Net realized and unrealized gain (loss) on investment transactions	.09	1.74	2.45	(.96)
Total from investment operations	.13	1.83	2.49	(.93)
Less distributions from: Net investment income	(.08)	(.03)	(.04)	—
Net asset value, end of period	$ 13.65	$ 13.60	$ 11.80	$ 9.35
Total Return (%)	.95**	15.55	26.76	(9.05)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	37	17.4
Ratio of expenses (%)	1.06*	1.08	1.10	.94*
Ratio of net investment income (loss) (%)	.61*	.70	.43	.61*
Portfolio turnover rate (%)	291*	249	182	195

a For the six months ended June 30, 2005 (Unaudited).

b For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on average shares outstanding during the period.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

Scudder Conservative Income Strategy Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying Scudder Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying Scudder Portfolios is based on its allocation of Underlying Scudder Portfolios. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class B
Beginning Account Value 1/1/05	$ 1,000.00
Ending Account Value 6/30/05	$ 1,016.20
Expenses Paid per $1,000*	$ 3.75
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 1/1/05	$ 1,000.00
Ending Account Value 6/30/05	$ 1,021.08
Expenses Paid per $1,000*	$ 3.76
Direct Portfolio Expenses and Estimated Indirect Underlying Scudder Portfolio Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class B
Beginning Account Value 1/1/05	$ 1,000.00
Ending Account Value 6/30/05	$ 1,016.20
Expenses Paid per $1,000**	$ 7.10
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 1/1/05	$ 1,000.00
Ending Account Value 6/30/05	$ 1,017.75
Expenses Paid per $1,000**	$ 7.10

* Expenses are equal to the Portfolio's annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

** Expenses are equal to the Portfolio's annualized expense ratio for each class plus the estimated indirect expense from investing in underlying portfolios in which the Portfolio invests, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class B
Direct Portfolio Expense Ratio	.75%
Estimated Indirect Expenses of Underlying Scudder Portfolios	.67%
Estimated Net Annual Portfolio and Underlying Scudder Portfolios Expenses	1.42%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Scudder Conservative Income Strategy Portfolio

For the six months ended June 30, 2005, Scudder Conservative Income Strategy Portfolio had a return of 1.62% (Class B shares, unadjusted for contract charges). Since this portfolio invests in underlying portfolios from a broad array of investment styles, performance is analyzed by comparing the portfolio's return with the returns of indices that represent major asset classes. The portfolio's return was above that of major equity indices but below that of bond indices. The portfolio's allocation between stocks and bonds remained close to its target of 25% equity and 75% fixed income over the period.

During the first six months of 2005 the US stock market exhibited considerable volatility as investors reacted to economic news that was somewhat contradictory. At the end of June, the S&P 500 Index was close to its level at the beginning of the year; the total return of the index for the six-month period was -0.81%. In the US markets, large-cap stocks performed better than small-cap stocks, and value stocks outperformed growth. International stocks were somewhat weaker than domestic issues.

Bonds delivered higher returns than stocks for the period: the return of the Lehman Brothers Aggregate Bond Index was 2.51%. High-yield bonds underperformed investment-grade issues in the early months of 2005, as concerns about the durability of economic growth drove a flight to quality. After a turbulent period in March and early April, the high-yield and emerging market debt sectors rebounded.

Absolute returns were negatively affected by the portfolio's tactical asset allocation, as equities, which underperformed bonds, were slightly overweighted in comparison to the index. Within the predominant fixed income portion of the portfolio, cash was underweighted and bonds were overweighted during most of the period. This positioning helped performance, as the Lehman Brothers Aggregate Bond Index outpaced treasury bills.

Arnim Holzer Inna Okounkova Robert Wang

Co-Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Please read this portfolio's prospectus for specific details regarding its risk profile.

The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Lehman Brothers Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of all dividends and do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Conservative Income Strategy Portfolio

Asset Allocation	6/30/05	12/31/04

Fixed Income	67%	72%
Equity	26%	25%
Cash Equivalents	7%	3%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 28. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

Scudder Conservative Income Strategy Portfolio

	Shares	Value ($)

Equity Funds 25.6%
Scudder SVS I Capital Growth Portfolio "A"	5,980	94,058
Scudder SVS I Global Discovery Portfolio "A"	1,728	22,925
Scudder SVS I Growth & Income Portfolio "A"	26,081	237,855
Scudder SVS I International Portfolio "A"	10,654	99,298
Scudder SVS II Aggressive Growth Portfolio "A"	14,490	150,116
Scudder SVS II Blue Chip Portfolio "A"	23,226	317,496
Scudder SVS II Dreman High Return Equity Portfolio "A"	16,952	215,797
Scudder SVS II Dreman Small Cap Value Portfolio "A"	5,748	107,263
Scudder SVS II International Select Equity Portfolio "A"	11,898	136,356
Scudder SVS II Janus Growth Opportunities Portfolio "A"	42,467	327,844
Scudder SVS II Large Cap Value Portfolio "A"	20,354	309,793
Scudder SVS II MFS Strategic Value Portfolio "A"	6,866	76,556
Scudder SVS II Small Cap Growth Portfolio "A"	7,007	89,124
Scudder SVS II Templeton Foreign Value Portfolio "A"	2,178	22,545
Scudder VIT Real Estate Securities Portfolio "A"	7,580	132,116
Total Equity Funds (Cost $2,305,699)		2,339,142
	Shares	Value ($)

Fixed Income Funds 67.0%
Scudder SVS II Fixed Income Portfolio "A"	425,078	5,041,426
Scudder SVS II Government and Agency Securities Portfolio "A"	59,075	718,947
Scudder SVS II High Income Portfolio "A"	40,073	320,180
Scudder SVS II Strategic Income Portfolio "A"	4,012	45,694
Total Fixed Income Funds (Cost $6,183,259)		6,126,247

Cash Equivalents 7.3%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $669,998)	669,998	669,998
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $9,158,956) (a)	99.9	9,135,387
Other Assets and Liabilities, Net	0.1	13,697
Net Assets	100.0	9,149,084
Notes to Scudder Conservative Income Strategy Portfolio of Investments

(a) The cost for federal income tax purposes was $9,158,956. At June 30, 2005, net unrealized depreciation for all securities based on tax cost was $23,569. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,727 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $64,296.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $8,488,958)	$ 8,465,389
Investment in Scudder Cash Management QP Trust (cost $669,998)	669,998
Total investments in securities, at value (cost $9,158,956)	9,135,387
Interest receivable	1,384
Receivable for Portfolio shares sold	1,060
Due from Advisor	24,339
Other assets	129
Total assets	9,162,299
Liabilities
Payable for Portfolio shares redeemed	495
Other accrued expenses and payables	12,720
Total liabilities	13,215
Net assets, at value	$ 9,149,084
Net Assets
Net assets consist of: Undistributed net investment income	177,833
Net unrealized appreciation (depreciation) on investments	(23,569)
Accumulated net realized gain (loss)	50,440
Paid-in capital	8,944,380
Net assets, at value	$ 9,149,084
Class B Shares Net asset value, offering and redemption price per share ($9,149,084 ÷ 858,688 shares outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.65

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	$ 197,644
Interest — Scudder Cash Management QP Trust	4,480
Total Income	$ 202,124
Expenses: Management fee	4,847
Custodian and accounting fees	28,950
Distribution service fees (Class B)	8,078
Record keeping fees (Class B)	2,750
Auditing	8,747
Legal	4,689
Trustees' fees and expenses	15
Reports to shareholders	1,096
Offering costs	458
Other	397
Total expenses, before expense reductions	60,027
Expense reductions	(35,736)
Total expenses, after expense reductions	24,291
Net investment income (loss)	177,833
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	5,253
Capital gain distributions from Underlying Affiliated Portfolios	47,544
52,797
Net unrealized appreciation (depreciation) during the period on investments	(50,973)
Net gain (loss) on investment transactions	1,824
Net increase (decrease) in net assets resulting from operations	$ 179,657

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Period Ended December 31, 2004[a]
Operations: Net investment income (loss)	$ 177,833	$ (1,559)
Net realized gain (loss) on investment transactions	52,797	4,596
Net unrealized appreciation (depreciation) during the period on investment transactions	(50,973)	27,404
Net increase (decrease) in net assets resulting from operations	179,657	30,441
Distributions to shareholders from: Net realized gains Class B	(6,405)	—
Portfolio share transactions: Class B Proceeds from shares sold	8,184,577	1,899,687
Reinvestment of distributions	6,405	—
Cost of shares redeemed	(1,075,834)	(69,444)
Net increase (decrease) in net assets from Class B share transactions	7,115,148	1,830,243
Increase (decrease) in net assets	7,288,400	1,860,684
Net assets at beginning of period	1,860,684	—
Net assets at end of period (including undistributed net investment income of $177,833 at June 30, 2005)	$ 9,149,084	$ 1,860,684
Other Information
Class B Shares outstanding at beginning of period	177,411	—
Shares sold	782,064	184,103
Shares issued to shareholders in reinvestment of distributions	615
Shares redeemed	(101,402)	(6,692)
Net increase (decrease) in Portfolio shares	681,277	177,411
Shares outstanding at end of period	858,688	177,411

a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B

	2005[a]	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.49	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.28	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.11)	.51
Total from investment operations	.17	.49
Less distributions from: Net realized gains on investment transactions	(.01)	—
Net asset value, end of period	$ 10.65	$ 10.49
Total Return (%)[d]	1.62**	4.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	2
Ratio of expenses before expense reductions (%)[e]	1.85*	21.20*
Ratio of expenses after expense reductions (%)[e]	.75*	.75*
Ratio of net investment income (loss) (%)	5.49*	(.63)*
Portfolio turnover rate (%)	51*	37*

a For the six months ended June 30, 2005 (Unaudited).

b For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

c Based on average shares outstanding during the period.

d Total return would have been lower had certain expenses not been reduced.

e The Portfolio invests in other Scudder Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Scudder Portfolios in which the Portfolio is invested.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

Scudder Fixed Income Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,026.80	$ 1,025.40
Expenses Paid per $1,000*	$ 3.32	$ 5.17
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,021.52	$ 1,019.69
Expenses Paid per $1,000*	$ 3.31	$ 5.16

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Fixed Income Portfolio	.66%	1.03%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Scudder Fixed Income Portfolio

The "conundrum" of falling long-term interest rates in the face of tightening by the US Federal Reserve (the Fed) characterized the first half of 2005. The Fed surprised almost no one by continuing its "measured" tightening policy, increasing the fed funds rate by 1.0%. In contrast, the 10-year Treasury yield declined from 4.2% to 3.9% as the yield curve continued to flatten. All of the non-Treasury sectors of the bond market with the exception of corporate bonds outperformed Treasury issues. Against this backdrop, the portfolio posted a positive return of 2.68% (Class A shares, unadjusted for contract charges) for the six-month period, outpacing the 2.51% return of its benchmark, the Lehman Brothers Aggregate Bond Index.

Performance relative to the market benefited the most from security selection within the corporate sector. Specifically, bottom-up credit analysis led to relative overweight positions in the utilities and financials sectors relative to the benchmark, two sectors that performed well, and to relative underweight positions in autos sub sector, which dramatically underperformed the corporate market. In the mortgage area, select high-quality holdings with a relatively low level of prepayment risk also contributed to relative performance. In contrast, a general overweight in corporate bonds detracted somewhat from returns. We continue to employ our bottom-up, security-selection-driven process to identify undervalued bonds, with the goal of generating consistent excess returns that are attractive on both an absolute and a risk-adjusted basis.

Gary W. Bartlett, CFA Timothy C. Vile, CFA
Warren S. Davis J. Christopher Gagnier
Thomas J. Flaherty Daniel R. Taylor, CFA William T. Lissenden

Co-Lead Managers Portfolio Manager
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please see this portfolio's prospectus for specific details regarding its investments and risk profile.

A Treasury's guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

The Lehman Brothers Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yield, or coupon rate, is simply the interest paid by a bond at the time it matures (is paid back to the purchaser). A bond with a 10% coupon or interest rate yields 10% of its principal when it matures.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep" this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Fixed Income Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Collateralized Mortgage Obligations	24%	24%
Corporate Bonds	17%	16%
US Government Backed	16%	17%
Commercial and Non-Agency Mortgage Backed Securities	12%	11%
Foreign Bonds — US$ Denominated	8%	8%
US Government Agency Sponsored Pass-Throughs	8%	7%
Asset Backed	6%	8%
Municipal Bonds and Notes	5%	5%
Cash Equivalents, net	4%	4%
	100%	100%
Corporate and Foreign Bonds Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/05	12/31/04

Financials	43%	45%
Telecommunication Services	12%	8%
Utilities	12%	18%
Industrials	11%	1%
Materials	8%	4%
Energy	6%	11%
Consumer Discretionary	5%	6%
Health Care	2%	7%
Sovereign Bonds	1%	—
	100%	100%
Quality (Excludes Securities Lending Collateral)	6/30/05	12/31/04

US Government and Agencies	48%	49%
AAA*	22%	26%
AA	3%	3%
A	13%	11%
BBB	12%	11%
BB	2%	—
	100%	100%

* Includes cash equivalents

Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/05	12/31/04

Under 1 year	12%	9%
1 < 5 years	42%	46%
5 < 10 years	30%	25%
10 < 15 years	7%	10%
15 years or greater	9%	10%
	100%	100%

Asset allocation, corporate and foreign bonds diversification, quality and effective maturity are subject to change.

Weighted average effective maturity: 6.5 years and 6.7 years, respectively.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 36. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

Scudder Fixed Income Portfolio

	Principal Amount ($)	Value ($)

Corporate Bonds 16.4%
Consumer Discretionary 1.4%
Auburn Hills Trust, 12.375%, 5/1/2020	161,000	243,758
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	490,000	555,355
DaimlerChrysler NA Holding Corp., 4.75%, 1/15/2008	892,000	895,447
Liberty Media Corp., 5.7%, 5/15/2013	480,000	446,449
Mandalay Resort Group, 6.5%, 7/31/2009 (d)	202,000	206,545
MGM MIRAGE, 6.0%, 10/1/2009	395,000	396,975
TCI Communications, Inc., 8.75%, 8/1/2015	663,000	850,483
Tele-Communications, Inc.:
9.875%, 6/15/2022	250,000	361,035
10.125%, 4/15/2022	198,000	290,409
		4,246,456
Energy 1.2%
Enterprise Products Operating LP:
144A, 5.0%, 3/1/2015	517,000	507,659
7.5%, 2/1/2011	580,000	651,689
Sempra Energy, 4.621%, 5/17/2007	1,510,000	1,517,130
Tri-State Generation & Transmission Association, 144A, 6.04%, 1/31/2018	1,190,000	1,236,731
		3,913,209
Financials 7.2%
AIG SunAmerica Global Finance IX, 144A, 5.1%, 1/17/2007	835,000	845,373
American General Finance Corp.:
Series H, 4.0%, 3/15/2011	1,417,000	1,368,253
Series I, 4.875%, 5/15/2010	1,180,000	1,191,440
Duke Capital LLC, 4.302%, 5/18/2006	1,204,000	1,206,504
ERP Operating LP, 6.584%, 4/13/2015	1,420,000	1,589,237
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	940,000	1,166,909
Ford Motor Credit Co.:
5.8%, 1/12/2009	599,000	568,628
6.875%, 2/1/2006	4,000,000	4,039,980
General Motors Acceptance Corp., 6.75%, 1/15/2006	2,012,000	2,027,875
HSBC Bank USA, 5.875%, 11/1/2034	880,000	958,965
HSBC Finance Corp., 5.0%, 6/30/2015	1,855,000	1,869,482
JPMorgan Chase Capital XV, 5.875%, 3/15/2035	1,955,000	2,006,641
Merrill Lynch & Co., Inc., Series C, 5.0%, 1/15/2015 (d)	486,000	497,632
PLC Trust, Series 2003-1, 144A, 2.709%, 3/31/2006	1,103,812	1,099,971
Simon Property Group L.P., (REIT), 144A, 4.6%, 6/15/2010	460,000	460,256
The Goldman Sachs Group, Inc.:
4.75%, 7/15/2013	945,000	944,209
5.125%, 1/15/2015	440,000	448,162
		22,289,517
	Principal Amount ($)	Value ($)

Health Care 0.6%
Health Care Service Corp., 144A, 7.75%, 6/15/2011	1,497,000	1,738,125
Industrials 1.0%
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	281,280	301,474
D.R. Horton, Inc.:
5.375%, 6/15/2012	1,555,000	1,546,447
5.625%, 9/15/2014 (d)	422,000	421,392
K. Hovnanian Enterprises, Inc., 6.25%, 1/15/2015	810,000	799,875
		3,069,188
Materials 0.9%
Georgia-Pacific Corp.:
7.75%, 11/15/2029	606,000	680,992
8.875%, 5/15/2031	952,000	1,178,100
Newmont Mining Corp., 5.875%, 4/1/2035	755,000	769,354
Weyerhaeuser Co.:
7.125%, 7/15/2023	95,000	106,332
7.375%, 3/15/2032	140,000	165,085
		2,899,863
Telecommunication Services 1.1%
Anixter International, Inc., 5.95%, 3/1/2015	178,000	176,389
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	877,000	927,089
SBC Communications, Inc.:
4.125%, 9/15/2009	2,085,000	2,067,721
6.15%, 9/15/2034 (d)	265,000	287,058
		3,458,257
Utilities 3.0%
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	1,490,000	1,569,006
Consumers Energy Co.:
Series F, 4.0%, 5/15/2010	1,655,000	1,614,097
5.0%, 2/15/2012	1,160,000	1,179,120
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	1,715,000	1,989,245
Progress Energy, Inc., 6.75%, 3/1/2006	1,000,000	1,017,053
TXU Energy Co., 7.0%, 3/15/2013	585,000	652,411
Xcel Energy, Inc., 7.0%, 12/1/2010	1,240,000	1,379,486
		9,400,418
Total Corporate Bonds (Cost $50,347,832)		51,015,033

Foreign Bonds — US$ Denominated 8.9%
Energy 0.2%
Petro-Canada, 5.95%, 5/15/2035	680,000	711,330
	Principal Amount ($)	Value ($)

Financials 3.7%
Barclays Bank PLC, 1.0%, 12/15/2049	720,000	735,552
BNP Paribas SA, 144A, 5.186%, 6/29/2049	1,345,000	1,359,818
DBS Capital Funding Corp., 144A, 7.657%, 3/31/2049	1,330,000	1,524,300
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	2,120,000	2,126,409
Mizuho Financial Group, (Cayman), 8.375%, 4/27/2049	2,710,000	2,963,385
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	795,000	813,077
Westfield Capital Corp., 144A, 4.375%, 11/15/2010	2,119,000	2,115,692
		11,638,233
Industrials 1.6%
Tyco International Group SA:
6.75%, 2/15/2011	1,900,000	2,109,194
6.875%, 1/15/2029	1,831,000	2,185,549
7.0%, 6/15/2028	539,000	650,030
		4,944,773
Materials 1.1%
Celulosa Arauco y Constitucion SA, 144A, 5.625%, 4/20/2015	1,295,000	1,322,341
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	1,915,000	2,104,164
		3,426,505
Sovereign Bonds 0.3%
United Mexican States:
Series A, 6.75%, 9/27/2034 (d)	910,000	964,600
8.375%, 1/14/2011	65,000	75,660
		1,040,260
Telecommunication Services 2.0%
America Movil SA de CV, 5.75%, 1/15/2015	1,065,000	1,081,362
British Telecommunications PLC, 8.625%, 12/15/2030	1,755,000	2,477,453
Telecom Italia Capital:
144A, 4.0%, 1/15/2010	440,000	427,536
5.25%, 11/15/2013	1,385,000	1,406,059
Telecomunicaciones de Puerto Rico, 6.8%, 5/15/2009	625,000	669,137
		6,061,547
Total Foreign Bonds — US$ Denominated (Cost $26,766,633)		27,822,648

Asset Backed 6.7%
Automobile Receivables 2.2%
Drive Auto Receivables Trust, "A3", Series 2004-1, 144A, 3.5%, 8/15/2008	1,490,000	1,479,925
MMCA Automobile Trust:
"A4", Series 2002-4, 3.05%, 11/16/2009	1,058,830	1,051,805
"A4", Series 2002-2, 4.3%, 3/15/2010	1,508,175	1,507,410
	Principal Amount ($)	Value ($)

"B", Series 2002-2, 4.67%, 3/15/2010	486,668	485,802
"B", Series 2002-1, 5.37%, 1/15/2010	438,264	439,383
Onyx Acceptance Owner Trust, "A3", Series 2003-D, 2.4%, 12/15/2007	1,858,884	1,851,409
		6,815,734
Credit Card Receivables 1.5%
Capital One Multi-Asset Execution Trust:
"B3", Series 2004-B3, 3.95%*, 1/18/2022	2,955,000	3,024,727
"B1", Series 2005-B1, 4.9%, 12/15/2017	1,515,000	1,551,276
		4,576,003
Home Equity Loans 2.7%
Aegis Asset Backed Securities Trust, "N1", Series 2005-3N, 144A, 4.75%, 8/25/2035	1,550,000	1,550,469
Countrywide Asset-Backed Certificates:
"AF2", Series 2005-7, 4.367%, 11/25/2035	2,340,000	2,339,995
"N1", Series 2004-2N, 144A, 5.0%, 2/25/2035	427,148	424,463
Novastar NIM Trust:
"NOTE", Series 2004-N1, 144A, 4.458%, 2/26/2034	93,469	93,434
"NOTE", Series 2005-N1, 144A, 4.77%, 10/26/2035	1,486,186	1,486,186
Renaissance Home Equity Loan Trust, "AF6", Series 2005-2, 4.781%, 7/25/2035	835,000	835,000
Renaissance NIM Trust, "A", Series 2004-A, 144A, 4.45%, 6/25/2034	304,691	304,405
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,425,113	1,456,444
		8,490,396
Industrials 0.3%
Delta Air Lines, Inc., "G-2", Series 2002-1, 6.417%, 7/2/2012	821,000	863,732
Total Asset Backed (Cost $20,783,015)		20,745,865

US Government Agency Sponsored Pass-Throughs 7.7%
Federal Home Loan Mortgage Corp.:
4.0%, 5/1/2019	2,426,549	2,373,757
4.5%, 5/1/2024	2,207,289	2,180,366
6.0%, 12/1/2034	1,644,034	1,686,864
Federal National Mortgage Association:
4.5% with various maturities from 7/1/2018 until 10/1/2033 (g)	4,592,545	4,512,933
5.0%, 8/1/2033 (g)	2,235,000	2,235,000
5.5% with various maturities from 7/1/2024 until 1/1/2025	6,028,398	6,151,979
6.31%, 6/1/2008	1,500,000	1,566,783
6.5% with various maturities from 3/1/2017 until 9/1/2034	2,026,152	2,100,345
	Principal Amount ($)	Value ($)

7.13%, 1/1/2012	1,115,749	1,153,700
8.0%, 9/1/2015	55,944	59,834
Total US Government Agency Sponsored Pass-Throughs (Cost $23,893,752)		24,021,561

Commercial and Non-Agency Mortgage-Backed Securities 12.0%
Banc of America Commercial Mortgage, Inc., "AJ", Series 2005-1, 5.153%*, 11/10/2042	2,270,000	2,368,230
Citicorp Mortgage Securities, Inc., "A4", Series 2003-3, 5.5%, 3/25/2033	1,248,792	1,251,414
Citigroup Mortgage Loan Trust, Inc.:
"1A2", Series 2004-NCM-1, 6.5%, 6/25/2034	1,333,666	1,376,594
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	1,781,260	1,849,726
Countrywide Alternative Loan Trust:
"A2", Series 2003-6T2, 5.0%, 6/25/2033	1,918,990	1,922,377
"1A1", Series 2004-J1, 6.0%, 2/25/2034	396,715	401,361
"7A1", Series 2004-J2, 6.0%, 12/25/2033	518,638	526,418
First Union-Lehman Brothers Commercial Mortgage, "A3", Series 1997-C1, 7.38%, 4/18/2029	1,277,138	1,324,573
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	539,980	563,857
Greenwich Capital Commercial Funding Corp.:
"AJ", Series 2005-GG3, 4.859%, 8/10/2042	845,000	857,853
"B", Series 2005-GG3, 4.894%, 8/10/2042	1,410,000	1,425,423
GS Mortgage Securities Corp. II, "C", Series 1998-C1, 6.91%, 10/18/2030	1,260,000	1,352,934
LB-UBS Commercial Mortgage Trust, "AJ", Series 2005-C3, 4.843%, 7/15/2040	3,095,000	3,156,139
Master Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	749,664	765,898
"3A1", Series 2004-5, 6.5%, 6/25/2034	68,343	70,201
"5A1", Series 2005-2, 6.5%, 12/25/2034	473,888	482,853
"8A1", Series 2004-3, 7.0%, 4/25/2034	351,534	359,637
Master Asset Securitization Trust:
"2A7", Series 2003-9, 5.5%, 10/25/2033	1,415,280	1,438,286
"8A1", Series 2003-6, 5.5%, 7/25/2033	861,915	867,572
Merrill Lynch Mortgage Investors, Inc., "D", Series 1996-C1, 7.42%, 4/25/2028	2,130,000	2,157,843
Park Place Securities NIM Trust, "B", Series 2004-MHQ1, 144A, 3.474%, 12/25/2034	1,597,010	1,589,025
Residential Asset Securitization Trust, "A1", Series 2003-A11, 4.25%, 11/25/2033	1,153,708	1,151,747
	Principal Amount ($)	Value ($)

Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	976,118	982,689
Washington Mutual:
"A6", Series 2003-AR11, 3.985%, 10/25/2033	1,540,000	1,522,657
"A7, Series 2004-AR9, 4.211%*, 8/25/2034	1,393,000	1,391,405
"2A1", Series 2002-S8, 4.5%, 1/25/2018	608,938	608,025
"4A", Series 2004-CB2, 6.5%, 8/25/2034	244,086	251,943
Wells Fargo Mortgage Backed Securities Trust:
"A6", Series 2004-N, 4.0%, 8/25/2034	2,350,000	2,344,599
"2A14", Series 2005-AR10, 4.111%*, 6/25/2035	2,350,000	2,343,146
"1A6", Series 2003-1, 4.5%, 2/25/2018	487,802	487,305
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $37,328,484)		37,191,730

Collateralized Mortgage Obligations 23.9%
Fannie Mae Grantor Trust:
"1A3", Series 2004-T2, 7.0%, 11/25/2043	506,854	537,628
"1A3", Series 2004-T3, 7.0%, 2/25/2044	243,346	255,365
"A2", Series 2002-T19, 7.0%, 7/25/2042	656,420	694,980
Fannie Mae Whole Loan:
"2A3", Series 2003-W3, 4.16%, 6/25/2042	1,162,778	1,160,150
"A2", Series 2004-W4, 5.0%, 6/25/2034	2,115,000	2,145,931
"1A1", Series 2004-W15, 6.0%, 8/25/2044	1,935,198	1,997,864
"2A", Series 2002-W1, 7.5%, 2/25/2042	866,685	922,265
"5A", Series 2004-W2, 7.5%, 3/25/2044	1,460,173	1,569,055
Federal Home Loan Mortgage Corp.:
"NB", Series 2750, 4.0%, 12/15/2022	2,839,000	2,820,355
"XG", Series 2737, 4.0%, 11/15/2022	1,050,000	1,043,252
"KB", Series 2552, 4.25%, 6/15/2027	1,874,329	1,873,636
"LC", Series 2682, 4.5%, 7/15/2032	805,000	793,006
"PE", Series 2727, 4.5%, 7/15/2032	2,395,000	2,358,014
"HG", Series 2543, 4.75%, 9/15/2028	1,336,446	1,340,946
"BG", Series 2640, 5.0%, 2/15/2032	2,060,000	2,065,908
"BG", Series 2869, 5.0%, 7/15/2033	335,000	337,642
"BU", Series 2911, 5.0%, 9/15/2023	2,403,000	2,442,481
"EG", Series 2836, 5.0%, 12/15/2032	2,770,000	2,770,858
"KD", Series 2915, 5.0%, 9/15/2033	1,341,000	1,339,828
	Principal Amount ($)	Value ($)

"NE", Series 2802, 5.0%, 2/15/2033	2,640,000	2,646,553
"NE", Series 2921, 5.0%, 9/15/2033	2,275,000	2,274,834
"OE", Series 2840, 5.0%, 2/15/2033	2,780,000	2,780,854
"OG", Series 2889, 5.0%, 5/15/2033	1,770,000	1,780,226
"OL", Series 2840, 5.0%, 11/15/2022	2,335,000	2,374,255
"PD", Series 2783, 5.0%, 1/15/2033	1,283,000	1,286,475
"PD", Series 2844, 5.0%, 12/15/2032	2,765,000	2,768,569
"PD", Series 2890, 5.0%, 3/15/2033	1,485,000	1,495,772
"PE", Series 2721, 5.0%, 1/15/2023	135,000	135,904
"PE", Series 2864, 5.0%, 6/15/2033	2,275,000	2,279,543
"PE", Series 2898, 5.0%, 5/15/2033	860,000	864,059
"PQ", Series 2844, 5.0%, 5/15/2023	1,616,000	1,648,330
"QK", Series 2513, 5.0%, 8/15/2028	33,328	33,283
"TE", Series 2780, 5.0%, 1/15/2033	1,785,000	1,789,832
"UE", Series 2911, 5.0%, 6/15/2033	3,055,000	3,073,854
"XD", Series 2941, 5.0%, 5/15/2033	1,055,000	1,055,609
"CH", Series 2390, 5.5%, 12/15/2016	440,000	456,672
"PE", Series 2378, 5.5%, 11/15/2016	1,765,000	1,833,954
"PE", Series 2512, 5.5%, 2/15/2022	45,000	46,948
"TG", Series 2517, 5.5%, 4/15/2028	195,204	195,074
"BD", Series 2453, 6.0%, 5/15/2017	1,006,739	1,045,223
"Z", Series 2173, 6.5%, 7/15/2029	344,593	359,816
"3A", Series T-41, 7.5%, 7/25/2032	1,136,248	1,211,176
Federal National Mortgage Association:
"A2", Series 2003-63, 2.34%, 7/25/2044	90,343	90,076
"NE", Series 2004-52, 4.5%, 7/25/2033	1,282,000	1,255,314
"WB", Series 2003-106, 4.5%, 10/25/2015	1,735,000	1,740,781
"A2", Series 2002-W10, 4.7%, 8/25/2042	1,767	1,762
"1A3", Series 2003-W18, 4.732%, 8/25/2043	825,747	825,756
"HE", Series 2005-22, 5.0%, 10/25/2033	1,540,000	1,540,649
"PE", Series 2005-44, 5.0%, 7/25/2033	650,000	648,359
"QD", Series 2005-29, 5.0%, 8/25/2033	435,000	434,739
"MC", Series 2002-56, 5.5%, 9/25/2017	822,219	841,029
"PG", Series 2002-3, 5.5%, 2/25/2017	500,000	522,396
"QC", Series 2002-11, 5.5%, 3/25/2017	640,000	666,293
	Principal Amount ($)	Value ($)

"PM", Series 2001-60, 6.0%, 3/25/2030	227,072	228,744
"QN", Series 2001-51, 6.0%, 10/25/2016	405,000	421,055
"QX", Series 2001-51, 6.0%, 2/25/2015	11,202	11,187
"VD", Series 2002-56, 6.0%, 4/25/2020	155,075	156,760
"A2", Series 1998-M6, 6.32%, 8/15/2008	920,745	967,124
"HM", Series 2002-36, 6.5%, 12/25/2029	58,935	59,322
"1A2", Series 2003-W3, 7.0%, 8/25/2042	537,959	569,347
FHLMC Structured Pass-Through Securities:
"1A2", Series T-59, 7.0%, 10/25/2043	686,835	728,723
"3A", Series T-58, 7.0%, 9/25/2043	692,399	731,704
Total Collateralized Mortgage Obligations (Cost $73,921,649)		74,347,099

Municipal Bonds and Notes 5.5%
Brockton, MA, General Obligation, Economic Development, Series A, 6.45%, 5/1/2017 (c)	1,530,000	1,725,243
California, Statewide Communities Development Authority Revenue, Series A-1, 4.0%, 11/15/2006 (c)	1,515,000	1,513,334
Illinois, Higher Education Revenue, 7.05%, 7/1/2009 (c)	1,410,000	1,557,133
Jersey City, NJ, Municipal Utilities Authority, Water Revenue, Series B, 4.55%, 5/15/2012 (c)	1,000,000	1,010,250
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	945,000	977,905
Los Angeles, CA, Community Redevelopment Agency, Financing Authority Revenue, Bunker Hill Project, Series B, 5.83%, 12/1/2017 (c)	2,500,000	2,727,825
New York, General Obligation, Environmental Facilities Corp., Series B, 4.95%, 1/1/2013 (c)	1,500,000	1,553,685
Oklahoma City, OK, Airport Revenue, 5.2%, 10/1/2012 (c)	1,430,000	1,493,506
Oregon, School Boards Association, Pension Deferred Interest, Series A, Zero Coupon, 6/30/2017 (c)	3,830,000	2,175,325
Portland, OR, River District, Urban Renewal & Redevelopment, Series B, 3.35%, 6/15/2010 (c)	1,550,000	1,494,247
Trenton, NJ, School District General Obligation, 4.3%, 4/1/2011 (c)	1,040,000	1,037,213
Total Municipal Bonds and Notes (Cost $16,502,577)		17,265,666

Government National Mortgage Association 0.1%
Government National Mortgage Association, 6.0% with various maturities from 1/15/2034 until 6/20/2034 (cost $336,255)	327,830	338,136

	Principal Amount ($)	Value ($)

US Government Backed 15.9%
US Treasury Bond, 6.0%, 2/15/2026 (d)	6,951,000	8,564,390
US Treasury Notes:
3.0%, 12/31/2006 (d)	3,655,000	3,621,447
3.375%, 2/15/2008 (d)	27,569,000	27,368,683
3.625%, 7/15/2009	8,353,000	8,325,268
4.75%, 5/15/2014 (d)	1,049,000	1,113,088
5.0%, 8/15/2011 (d)	470,000	501,082
Total US Government Backed (Cost $49,272,982)		49,493,958
	Shares	Value ($)

Securities Lending Collateral 11.0%
Scudder Daily Assets Fund Institutional, 3.19% (e) (f) (Cost $34,228,099)	34,228,099	34,228,099
	Shares	Value ($)

Cash Equivalents 3.9%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $12,135,271)	12,135,271	12,135,271
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $345,516,549) (a)	112.0	348,605,066
Other Assets and Liabilities, Net	(12.0)	(37,483,074)
Net Assets	100.0	311,121,992
Notes to Scudder Fixed Income Portfolio of Investments

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2005.

(a) The cost for federal income tax purposes was $345,548,607. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $3,056,459. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,568,385 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,511,926.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	1.3%
Financial Guaranty Insurance Co.	1.9%
Financial Security Assurance Inc.	1.2%
MBIA Corp.	0.3%

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005, amounted to $33,571,894, which is 10.8% of net assets.

(e) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending.

(g) Mortgage dollar roll included.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association, Federal Home Loan Mortgage Corp. and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $299,153,179) — including $33,571,894 of securities loaned	$ 302,241,696
Investment in Scudder Daily Assets Fund Institutional (cost $34,228,099)*	34,228,099
Investment in Scudder Cash Management QP Trust (cost $12,135,271)	12,135,271
Total investments in securities, at value (cost $345,516,549)	348,605,066
Cash	355,950
Receivable for investments sold	2,223,596
Interest receivable	2,612,510
Receivable for Portfolio shares sold	3,585
Other assets	3,761
Total assets	353,804,468
Liabilities
Payable for investments purchased	2,721,848
Payable upon return of securities loaned	34,228,099
Payable for investments purchased — mortgage dollar rolls	5,250,129
Deferred mortgage dollar roll income	405
Accrued management fee	147,066
Payable for Portfolio shares redeemed	228,785
Other accrued expenses and payables	106,144
Total liabilities	42,682,476
Net assets, at value	$ 311,121,992
Net Assets
Net assets consist of: Undistributed net investment income	5,258,985
Net unrealized appreciation (depreciation) on investments	3,088,517
Accumulated net realized gain (loss)	490,252
Paid-in capital	302,284,238
Net assets, at value	$ 311,121,992
Class A Net Asset Value, offering and redemption price per share ($222,410,846 ÷ 18,747,092 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.86
Class B Net Asset Value, offering and redemption price per share ($88,711,146 ÷ 7,480,300 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.86

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Interest	$ 6,667,550
Mortgage dollar roll income	40,763
Interest — Scudder Cash Management QP Trust	166,605
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	52,906
Total Income	6,927,824
Expenses: Management fee	908,539
Custodian fees	10,751
Distribution service fees (Class B)	109,823
Record keeping fees (Class B)	56,583
Auditing	23,469
Legal	11,484
Trustees' fees and expenses	3,174
Reports to shareholders	30,347
Other	8,459
Total expenses, before expense reductions	1,162,629
Expense reductions	(1,942)
Total expenses, after expense reductions	1,160,687
Net investment income (loss)	5,767,137
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	587,039
Net unrealized appreciation (depreciation) during the period on investments	1,694,519
Net gain (loss) on investment transactions	2,281,558
Net increase (decrease) in net assets resulting from operations	$ 8,048,695

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 5,767,137	$ 9,852,018
Net realized gain (loss) on investment transactions	587,039	2,613,421
Net unrealized appreciation (depreciation) during the period on investment transactions	1,694,519	(740,835)
Net increase (decrease) in net assets resulting from operations	8,048,695	11,724,604
Distributions to shareholders from: Net investment income Class A	(7,365,945)	(6,899,791)
Class B	(2,666,763)	(1,766,032)
Net realized gains Class A	(1,950,232)	(3,369,665)
Class B	(794,464)	(976,642)
Portfolio share transactions: Class A Proceeds from shares sold	34,964,879	43,408,606
Reinvestment of distributions	9,316,177	10,269,456
Cost of shares redeemed	(28,459,115)	(42,555,105)
Net increase (decrease) in net assets from Class A share transactions	15,821,940	11,122,957
Class B Proceeds from shares sold	4,420,058	46,084,279
Reinvestment of distributions	3,461,227	2,742,674
Cost of shares redeemed	(6,239,757)	(6,180,393)
Net increase (decrease) in net assets from Class B share transactions	1,641,528	42,646,560
Increase (decrease) in net assets	12,734,759	52,481,991
Net assets at beginning of period	298,387,233	245,905,242
Net assets at end of period (including undistributed net investment income of $5,258,985 and $9,524,556, respectively)	$ 311,121,992	$ 298,387,233
Other Information
Class A Shares outstanding at beginning of period	17,397,738	16,493,825
Shares sold	2,935,451	3,610,180
Shares issued to shareholders in reinvestment of distributions	808,696	865,161
Shares redeemed	(2,394,793)	(3,571,428)
Net increase (decrease) in Portfolio shares	1,349,354	903,913
Shares outstanding at end of period	18,747,092	17,397,738
Class B Shares outstanding at beginning of period	7,335,272	3,731,351
Shares sold	369,856	3,887,722
Shares issued to shareholders in reinvestment of distributions	300,193	230,865
Shares redeemed	(525,021)	(514,666)
Net increase (decrease) in Portfolio shares	145,028	3,603,921
Shares outstanding at end of period	7,480,300	7,335,272

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001[b]	2000[c]
Selected Per Share Data
Net asset value, beginning of period	$ 12.07	$ 12.16	$ 11.98	$ 11.48	$ 11.45	$ 11.00
Income from investment operations: Net investment income[d]	.23	.50	.45	.53	.62	.69
Net realized and unrealized gain (loss) on investment transactions	.08	.05	.14	.37	.01	.36
Total from investment operations	.31	.55	.59	.90	.63	1.05
Less distributions from: Net investment income	(.41)	(.43)	(.41)	(.40)	(.60)	(.60)
Net realized gains on investment transactions	(.11)	(.21)	—	—	—	—
Total distributions	(.52)	(.64)	(.41)	(.40)	(.60)	(.60)
Net asset value, end of period	$ 11.86	$ 12.07	$ 12.16	$ 11.98	$ 11.48	$ 11.45
Total Return (%)	2.68**	4.53	5.13	8.01	5.71	9.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	222	210	201	216	134	78
Ratio of expenses before expense reductions (%)	.66*	.66	.66	.65	.64	.68
Ratio of expenses after expense reductions (%)	.66*	.66	.66	.65	.64	.67
Ratio of net investment income (loss) (%)	3.91*	4.18	3.75	4.57	5.46	6.36
Portfolio turnover rate (%)	226e*	185[e]	229[e]	267	176	311

a For the six months ended June 30, 2005 (Unaudited).

b As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

c On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

d Based on average shares outstanding during the period.

e The portfolio turnover rate including mortgage dollar roll transactions was 243% for the six months ended June 30, 2005, 204% and 265% for the year ended December 31, 2004 and December 31, 2003, respectively.

* Annualized ** Not annualized

Class B

Years Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.04	$ 12.13	$ 11.96	$ 11.36
Income from investment operations: Net investment income[c]	.21	.45	.40	.27
Net realized and unrealized gain (loss) on investment transactions	.08	.05	.15	.33
Total from investment operations	.29	.50	.55	.60
Less distributions from: Net investment income	(.36)	(.38)	(.38)	—
Net realized gains on investment transactions	(.11)	(.21)	—	—
Total distributions	(.47)	(.59)	(.38)	—
Net asset value, end of period	$ 11.86	$ 12.04	$ 12.13	$ 11.96
Total Return (%)	2.54**	4.10	4.76	5.28**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	89	88	45	2
Ratio of expenses (%)	1.03*	1.03	1.05	.92*
Ratio of net investment income (loss) (%)	3.54*	3.81	3.36	4.69*
Portfolio turnover rate (%)	226d*	185[d]	229[d]	267

a For the six months ended June 30, 2005 (Unaudited).

b For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on average shares outstanding during the period.

d The portfolio turnover rate including mortgage dollar roll transactions was 243% for the six months ended June 30, 2005, 204% and 265% for the year ended December 31, 2004 and December 31, 2003, respectively.

* Annualized ** Not annualized

Information About Your Portfolio's Expenses

Scudder Global Blue Chip Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,027.70	$ 1,026.30
Expenses Paid per $1,000*	$ 6.94	$ 8.84
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,017.95	$ 1,016.07
Expenses Paid per $1,000*	$ 6.90	$ 8.80

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Global Blue Chip Portfolio	1.38%	1.76%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Scudder Global Blue Chip Portfolio

The portfolio outperformed its benchmark in the first half of 2005, returning 2.77% (Class A shares, unadjusted for contract charges). In comparison, the Morgan Stanley Capital International (MSCI) World Index returned -0.70% for the same period, while the average return among the 32 comparable annuity portfolios in Lipper's Global Core category was -0.59%.

The portfolio continues to invest in fundamentally sound companies that we believe will benefit from longer-term themes in the world economy. Our Ultimate Subcontractors theme, which invests in companies whose access to materials enables them to dominate price negotiations, contributed strongly to performance. Many of the companies in this theme are leveraged to oil and natural gas, and the recent spike in energy prices helped these stocks rally. Top contributors included ConocoPhillips (US) (not held in the portfolio at the end of the reporting period) and EnCana Corp. (Canada), as well as Russian energy companies LUKOIL and OAO Gazprom. Supply Chain Dominance, a theme that focuses on companies that are becoming the partner of choice for both suppliers and customers in their respective industries, also contributed to performance. The identification of capital-abundant companies that thrive on intellectual property is the thesis of our Virtuality theme, which produced good results in the second quarter. Among the top performers here were Monsanto Co. (US) and Infosys Technologies Ltd. (India), which rose on the expectation for faster growth in the software services industry. Greater China, a theme that seeks to exploit the growth of consumerism and the emerging middle class in Asia, also finished higher. However, Japan Restructuring, a theme based on the evolving relationship between Japanese government and business, detracted from performance.

Oliver Kratz
Steve M. Wreford, CFA

Co-Lead Portfolio Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Lipper Global Core category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 500th-largest company in the S&P/Citigroup World Broad Market Index. Large-cap core funds typically have an average price-to-cash flow sets in ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Global Blue Chip Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks	92%	89%
Cash Equivalents	4%	8%
Exchange Traded Fund	2%	2%
Preferred Stocks	2%	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/05	12/31/04

Financials	18%	21%
Materials	17%	16%
Energy	13%	13%
Information Technology	13%	11%
Industrials	12%	12%
Health Care	8%	9%
Consumer Discretionary	8%	6%
Utilities	4%	7%
Telecommunication Services	4%	2%
Consumer Staples	3%	3%
	100%	100%
Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/05	12/31/04

Asia (excluding Japan)	26%	13%
Continental Europe	24%	30%
United States	19%	28%
Japan	8%	11%
Latin America	8%	3%
United Kingdom	7%	7%
Canada	5%	6%
Africa	2%	2%
Middle East	1%	—
	100%	100%

Asset allocation, sector diversification and geographical diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 49. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

Scudder Global Blue Chip Portfolio

	Shares	Value ($)

Common Stocks 90.0%
Australia 0.2%
Alumina Ltd. (Cost $119,014)	47,100	198,529
Austria 1.3%
Erste Bank der oesterreichischen Sparkassen AG	6,000	300,109
Wienerberger AG	15,800	732,947
(Cost $804,088)		1,033,056
Brazil 1.3%
Banco Bradesco SA (ADR) (Preferred) (d)	23,600	835,204
Companhia Vale do Rio Doce (ADR)	5,350	156,648
Porto Seguro SA	9,100	81,842
(Cost $877,194)		1,073,694
Canada 4.5%
Canadian National Railway Co.	15,700	905,710
EnCana Corp.	29,450	1,161,703
Goldcorp, Inc.	35,050	557,562
Meridian Gold, Inc.*	21,000	377,081
Placer Dome, Inc.	45,250	692,489
(Cost $1,913,577)		3,694,545
China 1.9%
China Petroleum & Chemical Corp. "H"	2,948,000	1,152,922
Shanghai Electric Group Co., Ltd. "H"*	1,606,000	362,949
(Cost $1,480,086)		1,515,871
Finland 0.3%
Neste Oil Oyj* (Cost $184,375)	9,400	243,434
France 3.5%
Carrefour SA	7,925	382,428
Societe Generale	5,268	533,613
Total SA	8,228	1,926,849
(Cost $2,229,947)		2,842,890
Germany 10.8%
Allianz AG (Registered)	10,357	1,185,535
BASF AG	25,738	1,705,914
Bayer AG	16,554	550,569
Bayerische Motoren Werke AG	9,912	450,983
Commerzbank AG (d)	64,273	1,389,590
E.ON AG	20,949	1,859,854
Schering AG	11,400	698,156
Stada Arzneimittel AG	6,798	247,045
Volkswagen AG	14,882	678,923
(Cost $7,007,137)		8,766,569
Hong Kong 2.5%
China Mobile (Hong Kong) Ltd.	125,600	464,415
Fountain Set Holdings Ltd.	906,000	464,904
Hutchison Whampoa Ltd.	97,000	871,803
	Shares	Value ($)

Shangri-La Asia Ltd.	143,000	220,903
(Cost $1,854,394)		2,022,025
India 2.6%
Infosys Technologies Ltd.	12,000	649,259
Oil & Natural Gas Corp. Ltd.	26,600	624,102
Reliance Industries Ltd.	57,000	841,079
(Cost $1,724,218)		2,114,440
Indonesia 1.0%
PT Telekomunikasi Indonesia (ADR) (Cost $721,484)	37,600	783,960
Israel 0.8%
Teva Pharmaceutical Industries Ltd. (ADR) (Cost $584,451)	19,925	620,464
Italy 1.6%
Capitalia SpA	166,200	925,531
Enel SpA	40,000	347,663
(Cost $935,765)		1,273,194
Japan 7.4%
FANUC Ltd.	14,400	912,554
Japan Retail Fund Investment Corp. (REIT)	23	197,128
Komatsu Ltd.	164,000	1,266,152
Mitsubishi Estate Co., Ltd.	76,000	831,666
Mitsui Fudosan Co., Ltd.	106,000	1,186,777
Mizuho Financial Group, Inc.	120	540,407
Nomura Holdings, Inc.	93,000	1,104,242
(Cost $5,282,388)		6,038,926
Korea 4.5%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	38,500	734,429
Insun ENT Co., Ltd.	4,000	69,117
LG Electronics, Inc.	13,700	863,394
Samsung Electronics Co., Ltd.	4,010	1,899,908
SFA Engineering Corp.	3,500	90,132
(Cost $3,314,354)		3,656,980
Malaysia 0.4%
Resorts World Bhd. (Cost $367,005)	143,500	358,217
Mexico 3.0%
Cemex SA de CV (ADR)	19,650	833,553
Fomento Economico Mexicano SA de CV (ADR)	19,200	1,143,744
Grupo Televisa SA (ADR)	7,700	478,093
(Cost $1,973,406)		2,455,390
Peru 2.2%
Compania de Minas Buenaventura SA (ADR) (Cost $1,552,031)	77,000	1,770,230
Russia 4.7%
AFK Sistema (GDR), 144A*	43,200	708,480
LUKOIL (ADR)	38,500	1,417,185
	Shares	Value ($)

OAO Gazprom "S" (ADR) (Registered)	46,850	1,684,129
(Cost $3,062,627)		3,809,794
Singapore 0.9%
DBS Group Holdings Ltd.	60,000	507,698
Singapore Telecommunications Ltd.	149,060	245,080
(Cost $606,624)		752,778
South Africa 1.7%
Gold Fields Ltd.	92,000	1,050,305
Impala Platinum Holdings Ltd. (ADR)	16,028	358,452
(Cost $1,236,610)		1,408,757
Sweden 1.4%
Skandinaviska Enskilda Banken AB "A" (Cost $1,051,757)	68,800	1,140,960
Switzerland 2.8%
ABB Ltd.*	126,614	825,020
Credit Suisse Group (Registered)	10,933	428,934
Nestle SA (Registered)	1,509	385,643
Novartis AG (Registered)	14,067	668,140
(Cost $2,010,068)		2,307,737
Taiwan 4.2%
AU Optronics Corp. (ADR)*	25,900	438,746
Bank of Kaohsiung	112,000	79,077
Hon Hai Precision Industry Co., Ltd.	150,249	777,667
Quanta Computer, Inc.	534,417	1,014,876
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	122,430	1,116,558
(Cost $2,902,115)		3,426,924
Thailand 1.1%
Bangkok Bank PCL (Foreign Registered)	234,500	610,229
Thai Olefins PCL (Foreign Registered)	223,300	310,702
(Cost $993,255)		920,931
United Kingdom 6.4%
Anglo American PLC	23,397	549,121
GlaxoSmithKline PLC	53,865	1,299,635
MFI Furniture Group PLC	184,165	363,874
National Grid Transco PLC	85,965	831,281
Rank Group PLC	41,000	196,768
Rio Tinto PLC	13,765	419,093
RT Group PLC*	54,206	3,156
William Morrison Supermarkets PLC	356,897	1,184,047
Woolworths Group PLC	516,972	341,840
(Cost $4,989,283)		5,188,815
United States 16.5%
AFLAC, Inc.	26,200	1,133,936
Avocent Corp.*	12,200	318,908
Caremark Rx, Inc.*	12,350	549,822
Caterpillar, Inc.	13,000	1,239,030
Devon Energy Corp.	15,100	765,268
Eaton Corp.	5,500	329,450
Hewlett-Packard Co.	63,625	1,495,824
	Shares	Value ($)

Medicines Co.*	13,850	323,951
Monsanto Co.	18,400	1,156,808
Motorola, Inc.	31,800	580,668
Newmont Mining Corp.	28,100	1,096,743
Pfizer, Inc.	35,700	984,606
SBC Communications, Inc.	34,175	811,656
Schlumberger Ltd.	13,100	994,814
VERITAS Software Corp.*	32,975	804,590
Wyeth	18,350	816,575
(Cost $11,322,459)		13,402,649
Venezuela 0.5%
Compania Anonima Nacional Telefonos de Venezuela (ADR) (Cost $421,598)	21,300	403,422
Total Common Stocks (Cost $61,521,310)		73,225,181

Preferred Stocks 1.4%
Brazil 0.3%
Perdigao SA (Cost $162,320)	8,800	209,165
Germany 1.1%
Porsche AG (Cost $803,648)	1,234	925,074
Total Preferred Stocks (Cost $965,968)		1,134,239

Exchange Traded Funds 2.3%
iShares MSCI Malaysia Index Fund	74,550	515,886
iShares NASDAQ Biotechnology Index Fund* (d)	19,450	1,320,655
Total Exchange Traded Funds (Cost $1,878,329)		1,836,541

Securities Lending Collateral 2.9%
Scudder Daily Assets Fund Institutional, 3.19% (c) (e) (Cost $2,366,006)	2,366,006	2,366,006

Cash Equivalents 4.3%
Scudder Cash Management, QP Trust, 3.14% (b) (Cost $3,460,910)	3,460,910	3,460,910
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $70,192,523) (a)	100.9	82,022,877
Other Assets and Liabilities, Net	(0.9)	(691,988)
Net Assets	100.0	81,330,889
Notes to Scudder Global Blue Chip Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $70,305,275. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $11,717,602. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,149,085 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,431,483.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005 amounted to $2,298,706, which is 2.8% of total net assets.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

GDR: Global Depository Receipt

REIT: Real Estate Investment Trust

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $64,365,607) — including $2,298,706 of securities loaned	$ 76,195,961
Investment in Scudder Daily Assets Fund Institutional (cost $2,366,006)*	2,366,006
Investment in Scudder Cash Management QP Trust (cost $3,460,910)	3,460,910
Total investments in securities, at value (cost $70,192,523)	82,022,877
Foreign currency, at value (cost $1,321,746)	1,313,693
Receivables for investments sold	376,644
Dividends receivable	178,731
Interest receivable	9,002
Receivable for Portfolio shares sold	34,344
Foreign taxes recoverable	18,043
Other assets	1,253
Total assets	83,954,587
Liabilities
Payable for investments purchased	13,657
Deferred foreign taxes	43,448
Payable upon return of securities loaned	2,366,006
Payable for Portfolio shares redeemed	73,467
Accrued management fee	65,306
Other accrued expenses and payables	61,814
Total liabilities	2,623,698
Net assets, at value	$ 81,330,889
Net Assets
Net assets consist of: Undistributed net investment income	356,003
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $43,448)	11,786,906
Foreign currency related transactions	(9,919)
Accumulated net realized gain (loss)	(1,927,002)
Paid-in capital	71,124,901
Net assets, at value	$ 81,330,889
Class A Net Asset Value, offering and redemption price per share ($66,289,765 ÷ 5,491,905 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.07
Class B Net Asset Value, offering and redemption price per share ($15,041,124 ÷ 1,244,341 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.09

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $103,406)	$ 919,622
Interest	16
Interest — Scudder Cash Management QP Trust	38,812
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	40,070
Total Income	998,520
Expenses: Management fee	383,075
Custodian and accounting fees	102,247
Distribution service fees (Class B)	16,829
Record keeping fees (Class B)	8,109
Auditing	26,410
Legal	6,097
Trustees' fees and expenses	951
Reports to shareholders	10,499
Other	2,092
Total expenses, before expense reductions	556,309
Expense reductions	(514)
Total expenses, after expense reductions	555,795
Net investment income (loss)	442,725
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $449)	2,888,794
Foreign currency related transactions	(2,858)
2,885,936
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $43,448)	(1,154,182)
Foreign currency related transactions	(16,352)
(1,170,534)
Net gain (loss) on investment transactions	1,715,402
Net increase (decrease) in net assets resulting from operations	$ 2,158,127

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 442,725	$ 204,775
Net realized gain (loss) on investment transactions	2,885,936	5,240,327
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,170,534)	3,765,688
Net increase (decrease) in net assets resulting from operations	2,158,127	9,210,790
Distributions to shareholders from: Net investment income Class A	(188,888)	(686,309)
Class B	—	(57,902)
Portfolio share transactions: Class A Proceeds from shares sold	5,867,614	10,246,696
Reinvestment of distributions	188,888	686,309
Cost of shares redeemed	(4,379,994)	(9,557,336)
Net increase (decrease) in net assets from Class A share transactions	1,676,508	1,375,669
Class B Proceeds from shares sold	2,502,431	5,449,125
Reinvestment of distributions	—	57,902
Cost of shares redeemed	(390,452)	(572,691)
Net increase (decrease) in net assets from Class B share transactions	2,111,979	4,934,336
Increase (decrease) in net assets	5,757,726	14,776,584
Net assets at beginning of period	75,573,163	60,796,579
Net assets at end of period (including undistributed net investment income of $356,003 and $102,166, respectively)	$ 81,330,889	$ 75,573,163
Other Information
Class A Shares outstanding at beginning of period	5,350,985	5,262,148
Shares sold	496,615	941,848
Shares issued to shareholders in reinvestment of distributions	15,980	64,503
Shares redeemed	(371,675)	(917,514)
Net increase (decrease) in Portfolio shares	140,920	88,837
Shares outstanding at end of period	5,491,905	5,350,985
Class B Shares outstanding at beginning of period	1,064,827	588,861
Shares sold	212,239	522,896
Shares issued to shareholders in reinvestment of distributions	—	5,427
Shares redeemed	(32,725)	(52,357)
Net increase (decrease) in Portfolio shares	179,514	475,966
Shares outstanding at end of period	1,244,341	1,064,827

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.78	$ 10.39	$ 8.08	$ 9.64	$ 11.81	$ 12.37
Income (loss) from investment operations: Net investment income (loss)[c]	.07	.04	.09	.07	.08	.03
Net realized and unrealized gain (loss) on investment transactions	.25	1.48	2.25	(1.57)	(1.90)	(.44)
Total from investment operations	.32	1.52	2.34	(1.50)	(1.82)	(.41)
Less distributions from: Net investment income	(.03)	(.13)	(.03)	(.06)	—	—
Net realized gains on investment transactions	—	—	—	—	(.35)	(.15)
Total distributions	(.03)	(.13)	(.03)	(.06)	(.35)	(.15)
Net asset value, end of period	$ 12.07	$ 11.78	$ 10.39	$ 8.08	$ 9.64	$ 11.81
Total Return (%)	2.77**	14.76	29.13[d]	(15.77)	(15.48)	(3.36)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	63	55	43	44	33
Ratio of expenses before expense reductions (%)	1.38*	1.44	1.48	1.32	1.24	1.78
Ratio of expenses after expense reductions (%)	1.38*	1.43	1.17	1.32	1.24	1.50
Ratio of net investment income (loss) (%)	1.22*	.38	1.02	.79	.76	.28
Portfolio turnover rate (%)	72*	81	65	41	52	54

a For the six months ended June 30, 2005 (Unaudited).

b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

c Based on average shares outstanding during the period.

d Total returns would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

Class B

Years Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.78	$ 10.38	$ 8.06	$ 8.98
Income (loss) from investment operations: Net investment income (loss)[c]	.05	.00[e]	.04	.02
Net realized and unrealized gain (loss) on investment transactions	.26	1.48	2.29	(.94)
Total from investment operations	.31	1.48	2.33	(.92)
Less distributions from: Net investment income	—	(.08)	(.01)	—
Net asset value, end of period	$ 12.09	$ 11.78	$ 10.38	$ 8.06
Total Return (%)	2.63**	14.33	28.96[d]	(10.24)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	13	6.2
Ratio of expenses before expense reductions (%)	1.76*	1.84	1.87	1.60*
Ratio of expenses after expense reductions (%)	1.76*	1.83	1.64	1.60*
Ratio of net investment income (loss) (%)	.84*	.02	.55	.49*
Portfolio turnover rate (%)	72*	81	65	41

a For the six months ended June 30, 2005 (Unaudited).

b For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on average shares outstanding during the period.

d Total returns would have been lower had certain expenses not been reduced.

e Amount is less than $.005 per share.

* Annualized ** Not annualized

Information About Your Portfolio's Expenses

Scudder Government & Agency Securities Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,018.20	$ 1,016.50
Expenses Paid per $1,000*	$ 3.10	$ 5.00
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,021.72	$ 1,019.84
Expenses Paid per $1,000*	$ 3.11	$ 5.01

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Government & Agency Securities Portfolio	.62%	1.00%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Scudder Government & Agency Securities Portfolio

The semiannual period was characterized by solid economic growth accompanied by a mixed employment picture as reflected in the economic indicators. This environment permitted the US Federal Reserve Board (the Fed) to maintain its policy of increasing short-term rates in a measured fashion. Despite the rise in short-term interest rates, longer-term rates actually experienced a modest decline over the period, as the financial markets displayed confidence that the Fed was pursuing a policy that would continue to curtail potential inflationary pressures. While the price of oil reached $60 a barrel, the market, for the most part, chose to view this as a check on economic growth rather than a potential source of inflation. This period of mixed economic signals and stable or falling long-term interest rates resulted in modest positive returns for mortgage-backed securities.

During the semiannual period ended June 30, 2005, the portfolio provided a total return of 1.82% (Class A shares, unadjusted for contract charges), compared with the 2.10% return of its benchmark, the Lehman Brothers GNMA Index.

During the past six months, we continued to focus on mortgages that will maintain their yield in a wide variety of interest rate scenarios. In doing so, we purchased GNMA mortgages with specific geographic characteristics and smaller loan sizes, which have proved to be less sensitive to early redemptions, or prepayments, by home owners. We shifted cash assets into some CMOs and FHLMC/FNMA securities to enhance yield as well. In anticipation of a stable interest rate environment, we have emphasized 30-year mortgages over 15-year instruments because of the yield advantage of longer-term issues. We believe that the Fed will continue to raise short-term interest rates incrementally over the near term. If interest rates continue to be relatively stable, we expect to maintain our current strategy of emphasizing certain mortgage pool characteristics and longer-term mortgages in order to help maintain an attractive dividend for fund investors.

Sean P. McCaffrey, CFA
William Chepolis, CFA

Co-Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The government guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers GNMA Index is an unmanaged market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Government & Agency Securities Portfolio

Asset Allocation	6/30/05	12/31/04

Agencies Backed by the Full Faith and Credit of the US Government (GNMA)	61%	57%
Agencies Not Backed by the Full Faith and Credit of the US Government (FNMA, FHLMC)	34%	21%
US Treasury Obligations	5%	4%
Cash Equivalents	—	18%
	100%	100%
Credit Quality	6/30/05	12/31/04

AAA	100%	100%
Interest Rate Sensitivity	6/30/05	12/31/04

Average Maturity	5.7 years	4.6 years
Average Duration	2.4 years	2.6 years

Asset allocation, credit quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 60. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

Scudder Government & Agency Securities Portfolio

	Principal Amount ($)	Value ($)

Agencies Backed by the Full Faith and Credit of the US Government 65.3%
Government National Mortgage Association:
5.0% with various maturities from 4/20/2033 until 2/15/2035 (b)	31,147,640	31,387,133
5.5% with various maturities from 4/15/2020 until 5/20/2035 (b)	90,757,701	92,697,234
6.0% with various maturities from 12/20/2031 until 3/20/2035 (b)	50,123,716	51,677,658
6.5% with various maturities from 3/15/2014 until 8/20/2034	20,317,344	21,200,649
7.0% with various maturities from 6/20/2017 until 10/15/2032	5,160,226	5,459,441
7.5% with various maturities from 4/15/2026 until 7/15/2032	4,056,126	4,346,827
8.0% with various maturities from 12/15/2026 until 11/15/2031	1,295,264	1,400,313
8.5% with various maturities from 5/15/2016 until 12/15/2030	175,398	191,444
9.5% with various maturities from 6/15/2013 until 12/15/2022	71,883	79,621
10.0% with various maturities from 2/15/2016 until 3/15/2016	28,451	31,958
Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $207,407,959)		208,472,278

Agencies Not Backed by the Full Faith and Credit of the US Government 33.2%
Federal Farm Credit Bank, 4.125%, 4/15/2009	6,000,000	6,038,070
Federal Home Loan Bank, 3.625%, 6/20/2007	24,000,000	23,902,704
Federal Home Loan Mortgage Corp.:
4.5%, 5/1/2019	76,855	76,579
4.644%, 2/1/2035	966,742	970,513
5.0% with various maturities from 9/1/2033 until 12/1/2033 (b) (d)	5,433,451	5,433,887
5.5%, 2/1/2017	74,145	76,143
6.0% with various maturities from 12/1/2014 until 4/1/2034	4,149,536	4,258,040
6.5%, 9/1/2032	260,159	269,728
7.0% with various maturities from 5/1/2029 until 9/1/2032	4,323,691	4,552,882
7.5% with various maturities from 1/1/2027 until 11/1/2033	884,376	947,310
8.0%, 11/1/2030	8,222	8,854
8.5%, 7/1/2030	5,941	6,474
Federal National Mortgage Association:
4.544%, 1/1/2035	1,618,912	1,620,905
4.551%, 2/1/2035	2,468,560	2,476,923
4.63%, 1/1/2035	2,126,219	2,139,650
4.668%, 2/1/2035	1,559,094	1,570,179
	Principal Amount ($)	Value ($)

4.747%, 5/1/2035	2,359,903	2,371,447
4.876%, 12/1/2034	992,982	1,003,627
5.0% with various maturities from 10/1/2019 until 10/1/2033	11,745,383	11,804,108
5.5% with various maturities from 1/1/2033 until 6/1/2035 (b)	11,346,778	11,512,221
6.0% with various maturities from 4/1/2015 until 2/1/2035 (b) (d)	6,837,363	7,013,640
6.5% with various maturities from 8/1/2013 until 7/1/2034	7,033,101	7,286,438
7.0% with various maturities from 9/1/2013 until 7/1/2034 (d)	1,297,526	1,368,355
7.5% with various maturities from 7/1/2011 until 3/1/2032 (b)	2,738,753	2,926,823
8.0%, 12/1/2024	22,606	24,393
Tennessee Valley Authority, 5.625%, 1/18/2011	6,000,000	6,448,170
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $106,268,692)		106,108,063

US Treasury Obligations 5.1%
US Treasury Bills, 2.869%*, 7/21/2005 (c)	165,000	164,742
US Treasury Note:
3.625%, 4/30/2007	6,000,000	5,996,718
4.0%, 2/15/2015	5,000,000	5,017,775
5.75%, 11/15/2005	5,000,000	5,044,335
Total US Treasury Obligations (Cost $16,081,853)		16,223,570

Collateralized Mortgage Obligations 12.1%
Federal Home Loan Mortgage Corp.:
"PO", Series 228, Principal Only, Zero Coupon, 2/1/2035	2,693,955	2,315,454
"PF", Series 2962, 3.47%**, 3/15/2035	4,352,285	4,359,476
"IO", Series 228, Interest Only, 6.0%, 2/1/2035	2,693,955	450,384
Federal National Mortgage Association:
"IN", Series 2003-84, Interest Only, 4.5%, 4/25/2013	3,959,593	252,199
"L0", Series 2005-50, Principal Only, Zero Coupon, 6/25/2035	2,105,009	1,872,476
"FC", Series 2005-58, 3.34%, 7/25/2035	6,350,000	6,355,956
"PF", Series 2005-59, 3.34%, 5/25/2035	3,372,238	3,372,238
FHLMC Structured Pass-Through Securities, "3A", Series T-54, 7.0%, 2/25/2043	1,629,508	1,722,695
Government National Mortgage Association:
"DA", Series 2005-45, 3.39%, 6/16/2035	10,000,000	9,996,591
"FB", Series 2005-43, 3.436%, 2/17/2032	4,215,625	4,189,825
	Principal Amount ($)	Value ($)

"FA", Series 2005-18, 3.46%, 10/20/2032	3,000,000	3,007,098
"IB", Series 2003-86, Interest Only, 5.0%, 1/20/2029	4,550,000	777,803
Total Collateralized Mortgage Obligations (Cost $38,663,022)		38,672,195
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $368,421,526) (a)	115.7	369,476,106
Other Assets and Liabilities, Net	(15.7)	(50,171,993)
Net Assets	100.0	319,304,113
Notes to Scudder Government & Agency Securities Portfolio of Investments

* Annualized yield at time of purchase; not a coupon rate.

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of June 30, 2005.

(a) The cost for federal income tax purposes was $368,377,730. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $1,098,376. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,255,074 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,156,698.

(b) Mortgage dollar roll included.

(c) At June 30, 2005, these securities have been segregated, in part or in whole, to cover initial margin requirements for open futures contracts.

(d) When issued or forward delivery securities included (see Notes to Financial Statements).

Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk on the pool of underlying mortgages.

Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

At June 30, 2005, open futures contracts purchased were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Net Unrealized Appreciation ($)
10 year US Treasury Note	9/22/2005	122	13,826,142	13,843,187	17,045

At June 30, 2005, open futures contracts sold short were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Net Unrealized Depreciation ($)
2 year US Treasury Note	9/30/2005	59	(12,245,249)	(12,253,562)	(8,313)
10 year Interest Rate Swap	9/19/2005	80	(8,886,046)	(9,030,000)	(143,954)
Total net unrealized depreciation					(152,267)

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association, Government National Mortgage Association and Federal Home Loan Mortgage Corp. issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments in securities, at value (cost $368,421,526)	369,476,106
Receivable for investments sold	30,762,815
Interest receivable	1,858,134
Receivable for Portfolio shares sold	14,162
Other assets	768
Total assets	402,111,985
Liabilities
Due to custodian bank	4,209,871
Payable for investments purchased	24,486,870
Payable for when issued and forward delivery securities	5,451,247
Payable for investments purchased—mortgage dollar rolls	38,250,382
Notes payable	9,950,000
Deferred mortgage dollar roll income	46,286
Payable for Portfolio shares redeemed	169,054
Payable for daily variation margin on open futures contracts	2,719
Accrued management fee	144,020
Other accrued expenses and payables	97,423
Total liabilities	82,807,872
Net assets, at value	$ 319,304,113
Net Assets
Net assets consist of: Undistributed net investment income	4,746,697
Net unrealized appreciation (depreciation) on: Investments	1,054,580
Futures	(135,222)
Accumulated net realized gain (loss)	161,297
Paid-in capital	313,476,761
Net assets, at value	$ 319,304,113
Class A Net Asset Value, offering and redemption price per share ($270,285,361 ÷ 22,200,068 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.17
Class B Net Asset Value, offering and redemption price per share ($49,018,752 ÷ 4,029,336 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.17

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Interest	$ 6,391,857
Interest — Scudder Cash Management QP Trust	668,516
Mortgage dollar roll income	431,662
Total Income	7,492,035
Expenses: Management fee	879,363
Custodian fees	11,833
Distribution service fees (Class B)	60,246
Record keeping fees (Class B)	31,941
Auditing	28,347
Legal	11,049
Trustees' fees and expenses	5,917
Reports to shareholders	35,781
Other	17,947
Total expenses, before expense reductions	1,082,424
Expense reductions	(1,420)
Total expenses, after expense reductions	1,081,004
Net investment income (loss)	6,411,031
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	486,823
Futures	(8,591)
478,232
Net unrealized appreciation (depreciation) during the period on: Investments	(994,098)
Futures	(155,554)
(1,149,652)
Net gain (loss) on investment transactions	(671,420)
Net increase (decrease) in net assets resulting from operations	$ 5,739,611

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 6,411,031	$ 12,286,972
Net realized gain (loss) on investment transactions	478,232	1,566,054
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,149,652)	(1,060,975)
Net increase (decrease) in net assets resulting from operations	5,739,611	12,792,051
Distributions to shareholders from: Net investment income Class A	(10,824,223)	(8,701,916)
Class B	(1,736,774)	(986,391)
Net realized gains Class A	(2,099,899)	(2,734,888)
Class B	(374,454)	(359,519)
Portfolio share transactions: Class A Proceeds from shares sold	19,995,978	20,190,555
Reinvestment of distributions	12,924,122	11,436,803
Cost of shares redeemed	(34,758,435)	(97,935,807)
Net increase (decrease) in net assets from Class A share transactions	(1,838,335)	(66,308,449)
Class B Proceeds from shares sold	2,331,882	23,191,368
Reinvestment of distributions	2,111,228	1,345,911
Cost of shares redeemed	(3,574,618)	(13,460,654)
Net increase (decrease) in net assets from Class B share transactions	868,492	11,076,625
Increase (decrease) in net assets	(10,265,582)	(55,222,487)
Net assets at beginning of period	329,569,695	384,792,182
Net assets at end of period (including undistributed net investment income of $4,746,697 and $10,896,663, respectively)	$ 319,304,113	$ 329,569,695
Other Information
Class A Shares outstanding at beginning of period	22,309,252	27,631,433
Shares sold	1,636,471	1,635,527
Shares issued to shareholders in reinvestment of distributions	1,082,423	932,855
Shares redeemed	(2,828,078)	(7,890,563)
Net increase (decrease) in Portfolio shares	(109,184)	(5,322,181)
Shares outstanding at end of period	22,200,068	22,309,252
Class B Shares outstanding at beginning of period	3,952,379	3,055,787
Shares sold	189,292	1,876,522
Shares issued to shareholders in reinvestment of distributions	176,819	109,781
Shares redeemed	(289,154)	(1,089,711)
Net increase (decrease) in Portfolio shares	76,957	896,592
Shares outstanding at end of period	4,029,336	3,952,379

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001[b]	2000[c]
Selected Per Share Data
Net asset value, beginning of period	$ 12.55	$ 12.54	$ 12.84	$ 12.32	$ 11.96	$ 11.56
Income from investment operations: Net investment income[d]	.27	.44	.31	.62	.61	.75
Net realized and unrealized gain (loss) on investment transactions	(.05)	.03	(.04)	.35	.25	.45
Total from investment operations	.22	.47	.27	.97	.86	1.20
Less distributions from: Net investment income	(.50)	(.35)	(.35)	(.45)	(.50)	(.80)
Net realized gains on investment transactions	(.10)	(.11)	(.22)	—	—	—
Total distributions	(.60)	(.46)	(.57)	(.45)	(.50)	(.80)
Net asset value, end of period	$ 12.17	$ 12.55	$ 12.54	$ 12.84	$ 12.32	$ 11.96
Total Return (%)	1.82**	3.75[f]	2.26	8.05	7.48	10.93
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	270	280	347	551	305	152
Ratio of expenses (%)	.62*	.61	.61	.59	.60	.61
Ratio of net investment income (loss) (%)	4.48*	3.59	2.50	4.96	5.06	6.60
Portfolio turnover rate (%)	184e*	226[e]	511[e]	534[e]	334	173

a For the six months ended June 30, 2005 (Unaudited).

b As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, gain/losses on paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

c On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

d Based on average shares outstanding during the period.

e The portfolio turnover rate including mortgage dollar roll transactions was 358%, 391%, 536% and 651% for the periods ended June 30, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

f Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

* Annualized ** Not annualized

Class B

Years Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.52	$ 12.51	$ 12.82	$ 12.36
Income from investment operations: Net investment income[c]	.25	.40	.27	.31
Net realized and unrealized gain (loss) on investment transactions	(.05)	.02	(.04)	.15
Total from investment operations	.20	.42	.23	.46
Less distributions from: Net investment income	(.45)	(.30)	(.32)	—
Net realized gains on investment transactions	(.10)	(.11)	(.22)	—
Total distributions	(.55)	(.41)	(.54)	—
Net asset value, end of period	$ 12.17	$ 12.52	$ 12.51	$ 12.82
Total Return (%)	1.65**	3.36[e]	1.83	3.72**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	49	38	3
Ratio of expenses (%)	1.00*	1.00	.98	.84*
Ratio of net investment income (loss) (%)	4.10*	3.21	2.13	4.95*
Portfolio turnover rate (%)	184d*	226[d]	511[d]	534[d]

a For the six months ended June 30, 2005 (Unaudited).

b For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on average shares outstanding during the period.

d The portfolio turnover rate including mortgage dollar roll transactions was 358%, 391%, 536% and 651% for the periods ended June 30, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

e Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

* Annualized ** Not annualized

Information About Your Portfolio's Expenses

Scudder Growth & Income Strategy Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying Scudder Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying Scudder Portfolios is based on its allocation of Underlying Scudder Portfolios. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class B
Beginning Account Value 1/1/05	$ 1,000.00
Ending Account Value 6/30/05	$ 1,007.10
Expenses Paid per $1,000*	$ 3.23
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 1/1/05	$ 1,000.00
Ending Account Value 6/30/05	$ 1,021.57
Expenses Paid per $1,000*	$ 3.26
Direct Portfolio Expenses and Estimated Indirect Underlying Scudder Portfolio Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class B
Beginning Account Value 1/1/05	$ 1,000.00
Ending Account Value 6/30/05	$ 1,007.10
Expenses Paid per $1,000**	$ 6.67
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 1/1/05	$ 1,000.00
Ending Account Value 6/30/05	$ 1,018.15
Expenses Paid per $1,000**	$ 6.71

* Expenses are equal to the Portfolio's annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

** Expenses are equal to the Portfolio's annualized expense ratio for each class plus the estimated indirect expense from investing in underlying portfolios in which the Portfolio invests, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class B
Direct Portfolio Expense Ratio	.65%
Estimated Indirect Expenses of Underlying Scudder Portfolios	.69%
Estimated Net Annual Portfolio and Underlying Scudder Portfolios Expenses	1.34%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Scudder Growth & Income Strategy Portfolio

For the six months ended June 30, 2005, Scudder Growth & Income Strategy Portfolio had a return of 0.71% (Class B shares, unadjusted for contract charges). Since this portfolio invests in underlying portfolios from a broad array of investment styles, performance is analyzed by comparing the portfolio's return with the returns of indices that represent major asset classes. The portfolio's return was above that of major equity indices but below that of bond indices. The portfolio's allocation between stocks and bonds remained close to its target of 60% equity and 40% fixed income over the period.

During the first six months of 2005, the US stock market exhibited considerable volatility as investors reacted to economic news that was somewhat contradictory. At the end of June, the S&P 500 Index was close to its level at the beginning of the year; the total return of the index for the six-month period was -0.81%. In the US markets, large-cap stocks performed better than small-cap stocks, and value stocks outperformed growth. International stocks were generally stronger than domestic issues.

Bonds delivered higher returns than stocks for the period: the return of the Lehman Brothers Aggregate Bond Index was 2.51%. High-yield bonds underperformed investment-grade issues in the early months of 2005, as concerns about the durability of economic growth drove a flight to quality. After a turbulent period in March and early April, the high-yield and emerging-market debt sectors rebounded.

Absolute returns were negatively affected by the portfolio's tactical asset allocation, as equities, which underperformed bonds, were overweighted. The underlying fixed income funds made a positive contribution to performance. Within fixed income, the portfolio was underweighted cash and overweighted bonds during most of the period. This positioning helped performance, as the Lehman Brothers Aggregate Bond Index outpaced treasury bills.

Arnim Holzer Inna Okounkova Robert Wang

Co-Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this portfolio's prospectus for specific details regarding its risk profile.

The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Lehman Brothers Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Growth & Income Strategy Portfolio

Asset Allocation	6/30/05	12/31/04

Equity	60%	58%
Fixed Income	30%	38%
Cash Equivalents	10%	4%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 70. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

Scudder Growth & Income Strategy Portfolio

	Shares	Value ($)

Equity Funds 59.8%
Scudder SVS I Capital Growth Portfolio "A"	293,758	4,620,812
Scudder SVS I Global Discovery Portfolio "A"	36,519	484,601
Scudder SVS I Growth & Income Portfolio "A"	827,355	7,545,476
Scudder SVS I International Portfolio "A"	236,022	2,199,729
Scudder SVS II Aggressive Growth Portfolio "A"	142,527	1,476,577
Scudder SVS II Blue Chip Portfolio "A"	853,211	11,663,397
Scudder SVS II Davis Venture Value Portfolio "A"	65,402	754,744
Scudder SVS II Dreman High Return Equity Portfolio "A"	329,022	4,188,455
Scudder SVS II Dreman Small Cap Value Portfolio "A"	147,034	2,743,652
Scudder SVS II International Select Equity Portfolio "A"	234,884	2,691,773
Scudder SVS II Janus Growth Opportunities Portfolio "A"	785,236	6,062,024
Scudder SVS II Large Cap Value Portfolio "A"	467,368	7,113,339
Scudder SVS II MFS Strategic Value Portfolio "A"	181,712	2,026,089
Scudder SVS II Small Cap Growth Portfolio "A"	181,174	2,304,537
Scudder SVS II Templeton Foreign Value Portfolio "A"	55,257	571,911
Scudder VIT Real Estate Securities Portfolio "A"	118,023	2,057,149
Total Equity Funds (Cost $57,058,508)		58,504,265
	Shares	Value ($)

Fixed Income Funds 29.9%
Scudder SVS II Fixed Income Portfolio "A"	1,919,961	22,770,740
Scudder SVS II Government & Agency Securities Portfolio "A"	372,967	4,539,006
Scudder SVS II High Income Portfolio "A"	240,168	1,918,941
Total Fixed Income Funds (Cost $29,518,969)		29,228,687

Cash Equivalents 10.1%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $9,829,217)	9,829,217	9,829,217
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $96,406,694) (a)	99.8	97,562,169
Other Assets and Liabilities, Net	0.2	201,949
Net Assets	100.0	97,764,118
Notes to Scudder Growth & Income Strategy Portfolio of Investments

(a) The cost for federal income tax purposes was $96,406,694. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $1,155,475. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,483,306 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $327,831.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $86,577,477)	$ 87,732,952
Investment in Scudder Cash Management QP Trust (cost $9,829,217)	9,829,217
Total investments in securities, at value (cost $96,406,694)	97,562,169
Interest receivable	18,879
Receivable for Portfolio shares sold	230,122
Other assets	144
Total assets	97,811,314
Liabilities
Accrued management fee	979
Other accrued expenses and payables	46,217
Total liabilities	47,196
Net assets, at value	$ 97,764,118
Net Assets
Net assets consist of: Undistributed net investment income	1,107,068
Net unrealized appreciation (depreciation) on investments	1,155,475
Accumulated net realized gain (loss)	344,336
Paid-in capital	95,157,239
Net assets, at value	$ 97,764,118
Class B Net Asset Value, offering and redemption price per share ($97,764,118 ÷ 8,966,322 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.90

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	1,274,883
Interest — Scudder Cash Management QP Trust	38,253
Total Income	1,313,136
Expenses: Management fee	47,673
Custodian and accounting fees	44,423
Distribution service fees (Class B)	79,454
Record keeping fees (Class B)	33,810
Auditing	8,858
Legal	4,734
Trustees' fees and expenses	562
Reports to shareholders	1,413
Offering costs	458
Other	574
Total expenses	221,959
Expense reductions	(15,891)
Total expenses, after expense reductions	206,068
Net investment income (loss)	1,107,068
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	19,805
Capital gain distributions from Underlying Affiliated Portfolios	364,966
384,771
Net unrealized appreciation (depreciation) during the period on investments	(301,003)
Net gain (loss) on investment transactions	83,768
Net increase (decrease) in net assets resulting from operations	$ 1,190,836

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Period Ended December 31, 2004[a]
Operations: Net investment income (loss)	$ 1,107,068	$ (42,492)
Net realized gain (loss) on investment transactions	384,771	99,609
Net unrealized appreciation (depreciation) during the period on investment transactions	(301,003)	1,456,478
Net increase (decrease) in net assets resulting from operations	1,190,836	1,513,595
Distributions to shareholders: From net realized gains Class B	(98,563)	—
Portfolio share transactions: Class B Proceeds from shares sold	58,837,123	37,742,213
Reinvestment of distributions	98,563	—
Cost of shares redeemed	(797,822)	(721,827)
Net increase (decrease) in net assets from Class B share transactions	58,137,864	37,020,386
Increase (decrease) in net assets	59,230,137	38,533,981
Net assets at beginning of period	38,533,981	—
Net assets at end of period (including undistributed net investment income of $1,107,068 and $0, respectively)	$ 97,764,118	$ 38,533,981
Other Information
Class B Shares outstanding at beginning of period	3,555,593	—
Shares sold	5,475,499	3,624,260
Shares issued to shareholders in reinvestment of distributions	9,229	—
Shares redeemed	(73,999)	(68,667)
Net increase (decrease) in Portfolio shares	5,410,729	3,555,593
Shares outstanding at end of period	8,966,322	3,555,593

a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B

	2005[a]	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.84	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.18	(.03)
Net realized and unrealized gain (loss) on investment transactions	(.10)	.87
Total from investment operations	.08	.84
Less distributions from: Net realized gains on investment transactions	(.02)	—
Net asset value, end of period	$ 10.90	$ 10.84
Total Return (%)[d]	.71**	8.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	98	39
Ratio of expenses before expense reductions (%)[e]	.70*	1.53*
Ratio of expenses after expense reductions (%)[e]	.65*	.75*
Ratio of net investment income (loss) (%)	3.48*	(.68)*
Portfolio turnover rate (%)	13*	13*

a For the six months ended June 30, 2005 (Unaudited).

b For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

c Based on average shares outstanding during the period.

d Total return would have been lower had certain expenses not been reduced.

e The Portfolio invests in other Scudder Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Scudder Portfolios in which the Portfolio is invested.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

Scudder Growth Strategy Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying Scudder Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying Scudder Portfolios is based on its allocation of Underlying Scudder Portfolios. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class B
Beginning Account Value 1/1/05	$ 1,000.00
Ending Account Value 6/30/05	$ 1,003.80
Expenses Paid per $1,000*	$ 3.13
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 1/1/05	$ 1,000.00
Ending Account Value 6/30/05	$ 1,021.67
Expenses Paid per $1,000*	$ 3.16
Direct Portfolio Expenses and Estimated Indirect Underlying Scudder Portfolio Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class B
Beginning Account Value 1/1/05	$ 1,000.00
Ending Account Value 6/30/05	$ 1,003.80
Expenses Paid per $1,000**	$ 6.76
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 1/1/05	$ 1,000.00
Ending Account Value 6/30/05	$ 1,018.05
Expenses Paid per $1,000**	$ 6.80

* Expenses are equal to the Portfolio's annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

** Expenses are equal to the Portfolio's annualized expense ratio for each class plus the estimated indirect expense from investing in underlying portfolios in which the Portfolio invests, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class B
Direct Portfolio Expense Ratio	.63%
Estimated Indirect Expenses of Underlying Scudder Portfolios	.73%
Estimated Net Annual Portfolio and Underlying Scudder Portfolios Expenses	1.36%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Scudder Growth Strategy Portfolio

During the first six months of 2005, the US stock market exhibited considerable volatility as investors reacted to economic news that was somewhat contradictory. At the end of June, the S&P 500 Index was close to its level at the beginning of the year; the total return of the index for the six-month period was -0.81%. In the US markets, large-cap stocks performed better than small-cap stocks, and value stocks outperformed growth. International stocks were generally stronger than domestic issues.

Bonds delivered higher returns than stocks for the period: the return of the Lehman Brothers Aggregate Bond Index was 2.51%. High-yield bonds underperformed investment-grade issues in the early months of 2005, as concerns about the durability of economic growth drove a flight to quality. After a turbulent period in March and early April, the high-yield and emerging-market debt sectors rebounded.

For the six months ended June 30, 2005, Scudder Growth Strategy Portfolio had a return of 0.38% (Class B shares, unadjusted for contract charges). Since this portfolio invests in portfolios in six categories, performance is analyzed by comparing the portfolio's return with the returns of indices that represent each asset class. The portfolio's return was above that of its major equity benchmarks but below that of its bond benchmarks.

The portfolio's allocation between stocks and bonds remained close to its target of 75% equity and 25% fixed income over the period. Absolute returns were negatively affected by the portfolio's tactical asset allocation, as equities, which underperformed bonds, were overweighted. Within fixed income, the portfolio was overweighted bonds during most of the period. This positioning helped performance, as the Lehman Brothers Aggregate Bond Index outpaced treasury bills.

Arnim Holzer Inna Okounkova Robert Wang

Co-Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this portfolio's prospectus for specific details regarding its risk profile.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Lehman Brothers Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Growth Strategy Portfolio

Asset Allocation	6/30/05	12/31/04

Equity	75%	73%
Fixed Income	15%	25%
Cash Equivalents	10%	2%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment Portfolio see page 79. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

Scudder Growth Strategy Portfolio

	Shares	Value ($)

Equity Funds 74.7%
Scudder SVS I Capital Growth Portfolio "A"	407,503	6,410,026
Scudder SVS I Global Discovery Portfolio "A"	38,334	508,687
Scudder SVS I Growth & Income Portfolio "A"	1,095,170	9,987,952
Scudder SVS I International Portfolio "A"	381,491	3,555,492
Scudder SVS II Aggressive Growth Portfolio "A"	170,500	1,766,380
Scudder SVS II Blue Chip Portfolio "A"	1,042,834	14,255,539
Scudder SVS II Davis Venture Value Portfolio "A"	78,110	901,388
Scudder SVS II Dreman High Return Equity Portfolio "A"	403,568	5,137,415
Scudder SVS II Dreman Small Cap Value Portfolio "A"	185,770	3,466,470
Scudder SVS II International Select Equity Portfolio "A"	330,027	3,782,112
Scudder SVS II Janus Growth Opportunities Portfolio "A"	1,200,449	9,267,464
Scudder SVS II Large Cap Value Portfolio "A"	598,906	9,115,346
Scudder SVS II MFS Strategic Value Portfolio "A"	201,637	2,248,255
Scudder SVS II Small Cap Growth Portfolio "A"	229,107	2,914,239
Scudder SVS II Templeton Foreign Value Portfolio "A"	145,009	1,500,838
Scudder VIT Real Estate Securities Portfolio "A"	144,977	2,526,953
Total Equity Funds (Cost $75,545,447)		77,344,556
	Shares	Value ($)

Fixed Income Funds 14.4%
Scudder SVS II Fixed Income Portfolio "A"	859,772	10,196,899
Scudder SVS II Government & Agency Securities Portfolio "A"	299,035	3,639,259
Scudder SVS II High Income Portfolio "A"	127,025	1,014,931
Total Fixed Income Funds (Cost $15,016,587)		14,851,089

Cash Equivalents 10.3%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $10,673,410)	10,673,410	10,673,410
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $101,235,444) (a)	99.4	102,869,055
Other Assets and Liabilities, Net	0.6	616,269
Net Assets	100.0	103,485,324
Notes to Scudder Growth Strategy Portfolio of Investments

(a) The cost for federal income tax purposes was $101,235,444. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $1,633,611. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,841,129 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $207,518.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $90,562,034)	$ 92,195,645
Investment in Scudder Cash Management QP Trust (cost $10,673,410)	10,673,410
Total investments in securities, at value (cost $101,235,444)	102,869,055
Interest receivable	21,724
Receivable for Portfolio shares sold	676,544
Other assets	175
Total assets	103,567,498
Liabilities
Payable for Portfolio shares redeemed	28,251
Accrued management fee	8,616
Other accrued expenses and payables	45,307
Total liabilities	82,174
Net assets, at value	$ 103,485,324
Net Assets
Net assets consist of: Undistributed net investment income	966,272
Net unrealized appreciation (depreciation) on investments	1,633,611
Accumulated net realized gain (loss)	357,371
Paid-in capital	100,528,070
Net assets, at value	$ 103,485,324
Class B Net Asset Value, offering and redemption price per share ($103,485,324 ÷ 9,364,265 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.05

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	$ 1,150,385
Interest — Scudder Cash Management QP Trust	38,545
Total Income	1,188,930
Expenses: Management fee	53,006
Custodian and accounting fees	44,345
Distribution service fees (Class B)	88,344
Record keeping fees (Class B)	37,954
Auditing	8,884
Legal	4,784
Trustees' fees and expenses	581
Reports to shareholders	1,355
Offering costs	458
Other	616
Total expenses, before expense reductions	240,327
Expense reductions	(17,669)
Total expenses, after expense reductions	222,658
Net investment income (loss)	966,272
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	42,139
Capital gain distributions from Underlying Affiliated Portfolios	366,736
408,875
Net unrealized appreciation (depreciation) during the period on investments	(443,424)
Net gain (loss) on investment transactions	(34,549)
Net increase (decrease) in net assets resulting from operations	$ 931,723

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Period Ended December 31, 2004[a]
Operations: Net investment income (loss)	$ 966,272	$ (51,234)
Net realized gain (loss) on investment transactions	408,875	143,332
Net unrealized appreciation (depreciation) during the period on investment transactions	(443,424)	2,077,035
Net increase (decrease) in net assets resulting from operations	931,723	2,169,133
Distributions to shareholders from: Net realized gains Class B	(144,613)	—
Portfolio share transactions: Class B Proceeds from shares sold	56,724,765	45,093,561
Reinvestment of distributions	144,613	—
Cost of shares redeemed	(1,167,495)	(266,363)
Net increase (decrease) in net assets from Class B share transactions	55,701,883	44,827,198
Increase (decrease) in net assets	56,488,993	46,996,331
Net assets at beginning of period	46,996,331	—
Net assets at end of period (including undistributed net investment income of $966,272 at June 30, 2005)	$ 103,485,324	$ 46,996,331
Other Information
Class B Shares outstanding at beginning of period	4,262,187	—
Shares sold	5,196,179	4,287,740
Shares issued to shareholders in reinvestment of distributions	13,340	—
Shares redeemed	(107,441)	(25,553)
Net increase (decrease) in Portfolio shares	5,102,078	4,262,187
Shares outstanding at end of period	9,364,265	4,262,187

a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B

	2005[a]	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.03	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.15	(.03)
Net realized and unrealized gain (loss) on investment transactions	(.11)	1.06
Total from investment operations	.04	1.03
Less distributions from: Net realized gains on investment transactions	(.02)	—
Net asset value, end of period	$ 11.05	$ 11.03
Total Return (%)[d]	.38**	10.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	103	47
Ratio of expenses before expense reductions (%)[e]	.68*	1.38*
Ratio of expenses after expense reductions (%)[e]	.63*	0.75*
Ratio of net investment income (loss) (%)	2.73*	(0.69)*
Portfolio turnover rate (%)	23*	15*

a For the six months ended June 30, 2005 (Unaudited).

b For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

c Based on average shares outstanding during the period.

d Total return would have been lower had certain expenses not been reduced.

e The Portfolio invests in other Scudder Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Scudder Portfolios in which the Portfolio is invested.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

Scudder High Income Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,008.60	$ 1,007.70
Expenses Paid per $1,000*	$ 3.39	$ 5.28
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,021.42	$ 1,019.54
Expenses Paid per $1,000*	$ 3.41	$ 5.31

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder High Income Portfolio	.68%	1.06%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Scudder High Income Portfolio

High-yield bonds provided a positive absolute return during the period. Despite concerns about rising interest rates and higher commodity prices, the solid underpinnings of the market remained in place. Helped by the continued strength in the US economy, high-yield companies generally maintained sound financial positions. Perhaps the best indications of solid fundamentals in the high-yield market were the continuation of low default rates and the ongoing improvement in the ratio of rating upgrades to downgrades. Although the high-yield market's yield spread over Treasuries widened from 3.46% at the end of 2004 to 4.06% on June 30, 2005, it remained considerably below the long-term historical average of approximately 5.71%.

The portfolio produced a total return of 0.86% (Class A shares, unadjusted for contract charges), compared with 0.77% for the CS First Boston High Yield Index. We remained focused on adding value through fundamental research rather than making broad predictions about sector performance or interest rates. Our overweight in the land transportation sub sector coupled with overweight positions in Dobson Communications Corp. and OAO Gazprom were positive contributors to return. An underweight in Collins & Aikman Floor Cover Products also benefited performance. An overweight position in Tembec Industries Inc. and an overweight in the building materials sub sector detracted from results. The high-yield market continues to exhibit sound fundamentals, and defaults are expected to remain low. But low default rates will not last forever, meaning that good security selection is paramount at this point in the cycle.

Andrew P. Cestone

Lead Manager
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

The CS First Boston High Yield Index (CSFB) is an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by Standard & Poor's and Moody's.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder High Income Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Corporate Bonds	77%	74%
Foreign Bonds — US$ Denominated	15%	20%
Cash Equivalents	4%	2%
Foreign Bonds — Non US$ Denominated	1%	2%
Asset Backed	1%	1%
Convertible Bonds	1%	1%
Stocks	1%	—
	100%	100%
Corporate and Foreign Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/05	12/31/04

Consumer Discretionary	23%	24%
Materials	16%	16%
Industrials	16%	14%
Telecommunication Services	11%	14%
Financials	10%	9%
Energy	8%	7%
Utilities	7%	5%
Consumer Staples	3%	4%
Information Technology	2%	2%
Health Care	2%	3%
Sovereign Bonds	2%	2%
	100%	100%

Asset allocation and corporate and foreign bond diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 87. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

Scudder High Income Portfolio

	Principal Amount ($)(f)	Value ($)

Corporate Bonds 75.9%
Consumer Discretionary 18.3%
155 East Tropicana LLC/Finance, 144A, 8.75%, 4/1/2012 (d)	760,000	739,100
Adesa, Inc., 7.625%, 6/15/2012	355,000	360,325
AMC Entertainment, Inc., 8.0%, 3/1/2014 (d)	1,815,000	1,610,812
AutoNation, Inc., 9.0%, 8/1/2008	585,000	639,113
Aztar Corp., 7.875%, 6/15/2014 (d)	1,665,000	1,760,737
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011 (d)	390,000	389,513
Cablevision Systems New York Group, Series B, 7.89%**, 4/1/2009	610,000	611,525
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	580,000	647,425
9.375%, 2/15/2007	400,000	430,000
Charter Communications Holdings LLC, Step-up Coupon 0% to 5/15/2006, 11.75% to 5/15/2011	1,210,000	801,625
9.625%, 11/15/2009 (d)	1,980,000	1,480,050
10.25%, 9/15/2010 (d)	3,700,000	3,741,625
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (d)	1,245,000	983,550
CSC Holdings, Inc.:
7.25%, 7/15/2008	425,000	426,062
7.875%, 12/15/2007	1,784,000	1,841,980
Dex Media East LLC/Financial, 12.125%, 11/15/2012	4,767,000	5,708,482
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012 (d)	630,000	567,000
Series B, 9.0%, 5/1/2009 EUR	180,000	150,301
EchoStar DBS Corp., 6.625%, 10/1/2014	305,000	301,188
Foot Locker, Inc., 8.5%, 1/15/2022	920,000	1,009,700
Ford Motor Co., 7.45%, 7/16/2031	185,000	154,441
General Motors Corp., 8.25%, 7/15/2023 (d)	65,000	53,788
Gregg Appliances, Inc., 144A, 9.0%, 2/1/2013	650,000	609,375
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	1,050,000	0
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008 (d)	860,000	714,875
ITT Corp., 7.375%, 11/15/2015	960,000	1,068,000
Jacobs Entertainment, Inc.:
11.875%, 2/1/2009	2,375,000	2,562,031
144A, 11.875%, 2/1/2009	930,000	1,003,238
Levi Strauss & Co., 7.73%**, 4/1/2012	520,000	491,400
Liberty Media Corp.:
7.875%, 7/15/2009	45,000	48,023
8.5%, 7/15/2029	45,000	45,464
Mediacom LLC, 9.5%, 1/15/2013 (d)	1,340,000	1,336,650
MGM MIRAGE:
8.375%, 2/1/2011 (d)	2,265,000	2,468,850
9.75%, 6/1/2007	695,000	753,206
	Principal Amount ($)(f)	Value ($)

MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	495,000	537,075
NCL Corp., 144A, 10.625%, 7/15/2014	1,105,000	1,163,013
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	1,765,000	1,217,850
Paxson Communications Corp.:
Step-up Coupon, 0% to 1/15/2006, 12.25% to 1/15/2009 (d)	505,000	472,175
10.75%, 7/15/2008 (d)	475,000	467,875
Petro Stopping Centers, 9.0%, 2/15/2012	1,756,000	1,764,780
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (d)	890,000	943,400
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	1,458,000	1,414,260
PRIMEDIA, Inc.:
8.638%**, 5/15/2010	1,700,000	1,776,500
8.875%, 5/15/2011	1,540,000	1,613,150
Renaissance Media Group LLC, 10.0%, 4/15/2008	955,000	945,450
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	1,790,000	2,038,362
Restaurant Co., 11.25%, 5/15/2008	1,427,408	1,427,408
Schuler Homes, Inc., 10.5%, 7/15/2011 (d)	1,455,000	1,604,137
Simmons Bedding Co.:
144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	2,350,000	1,057,500
7.875%, 1/15/2014 (d)	470,000	404,200
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	1,400,000	1,435,000
8.75%, 12/15/2011	3,090,000	3,244,500
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	695,000	701,950
Toys "R" Us, Inc., 7.375%, 10/15/2018	1,210,000	980,100
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (d)	3,025,000	2,953,156
TRW Automotive, Inc.:
11.0%, 2/15/2013 (d)	2,010,000	2,311,500
11.75%, 2/15/2013 EUR	380,000	535,733
United Auto Group, Inc., 9.625%, 3/15/2012	1,495,000	1,595,913
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	475,000	503,500
Williams Scotsman, Inc., 9.875%, 6/1/2007	2,500,000	2,512,500
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	1,120,000	1,089,200
XM Satellite Radio, Inc.:
Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	1,886,934	1,948,259
12.0%, 6/15/2010	75,000	84,375
Young Broadcasting, Inc.:
8.75%, 1/15/2014 (d)	1,800,000	1,593,000
10.0%, 3/1/2011	420,000	399,000
		76,244,275
	Principal Amount ($)(f)	Value ($)

Consumer Staples 2.7%
Agrilink Foods, Inc., 11.875%, 11/1/2008	588,000	607,845
Alliance One International, Inc.:
144A, 11.0%, 5/15/2012	1,405,000	1,447,150
144A, 12.75%, 11/15/2012	410,000	389,500
Del Laboratories, Inc., 144A, 8.0%, 2/1/2012	575,000	494,500
Duane Reade, Inc., 9.75%, 8/1/2011	635,000	517,525
GNC Corp.:
8.5%, 12/1/2010	515,000	412,000
144A, 8.625%, 1/15/2011	115,000	106,375
National Beef Packing Co., 10.5%, 8/1/2011 (d)	400,000	381,000
North Atlantic Trading Co., 9.25%, 3/1/2012	2,405,000	1,815,775
Pinnacle Foods Holding Corp., 8.25%, 12/1/2013 (d)	755,000	675,725
Rite Aid Corp., 11.25%, 7/1/2008	1,695,000	1,790,344
Swift & Co.:
10.125%, 10/1/2009	1,080,000	1,177,200
12.5%, 1/1/2010	265,000	295,806
Viskase Co., Inc., 11.5%, 6/15/2011	1,120,000	1,209,600
		11,320,345
Energy 4.8%
Belden & Blake Corp., 8.75%, 7/15/2012	1,220,000	1,195,600
Chesapeake Energy Corp., 6.875%, 1/15/2016	185,000	192,863
CITGO Petroleum Corp., 6.0%, 10/15/2011	1,555,000	1,551,112
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (d)	390,000	385,125
7.125%, 5/15/2018	1,075,000	1,023,937
7.625%, 10/15/2026 (d)	705,000	671,513
8.75%, 2/15/2012 (d)	185,000	201,650
144A, 9.875%, 7/15/2010	1,680,000	1,856,400
El Paso Production Holding Corp., 7.75%, 6/1/2013 (d)	1,095,000	1,168,912
Key Energy Services, Inc., 6.375%, 5/1/2013	400,000	402,000
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	1,625,000	1,608,750
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	1,400,000	1,225,000
Sonat, Inc., 7.0%, 2/1/2018	655,000	610,788
Southern Natural Gas, 8.875%, 3/15/2010 (d)	1,260,000	1,382,129
Stone Energy Corp.:
6.75%, 12/15/2014	815,000	792,588
8.25%, 12/15/2011	1,935,000	2,026,912
Whiting Petroleum Corp.:
7.25%, 5/1/2012	80,000	82,000
7.25%, 5/1/2013 (d)	130,000	132,600
Williams Companies, Inc.:
8.125%, 3/15/2012 (d)	2,305,000	2,616,175
8.75%, 3/15/2032	735,000	882,919
		20,008,973
	Principal Amount ($)(f)	Value ($)

Financials 8.3%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	405,000	273,375
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	1,625,000	1,365,000
Alamosa Delaware, Inc., Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	668,000	736,470
Alliance Mortgage Cycle Loan, 12.25%, 6/4/2010	750,000	750,000
AmeriCredit Corp., 9.25%, 5/1/2009	2,970,000	3,163,050
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	605,000	399,661
BF Saul Real Estate Investment Trust, (REIT) 7.5%, 3/1/2014	515,000	533,025
E*TRADE Financial Corp., 8.0%, 6/15/2011	1,175,000	1,236,688
FINOVA Group, Inc., 7.5%, 11/15/2009	3,330,600	1,482,117
Ford Motor Credit Co., 7.25%, 10/25/2011	1,945,000	1,871,611
FRD Acquisition Co., Series B, 12.5%, 7/15/2004*	210,000	0
General Motors Acceptance Corp.:
4.13%**, 3/20/2007	1,690,000	1,639,023
6.125%, 8/28/2007	400,000	395,887
6.75%, 12/1/2014 (d)	700,000	626,272
6.875%, 9/15/2011	205,000	189,233
8.0%, 11/1/2031	6,925,000	6,179,475
H&E Equipment/Finance, 11.125%, 6/15/2012	1,140,000	1,256,850
Neff Rental/Neff Finance Corp., 144A, 11.25%, 6/15/2012	405,000	405,000
Poster Financial Group, Inc., 8.75%, 12/1/2011 (d)	1,220,000	1,241,350
PXRE Capital Trust I, 8.85%, 2/1/2027	1,185,000	1,228,753
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	455,000	373,100
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	890,000	1,034,625
Radnor Holdings Corp., 11.0%, 3/15/2010 (d)	1,850,000	1,262,625
Rafaella Apparel Group, Inc., 144A, 11.25%, 6/15/2011	490,000	471,625
RC Royalty Subordinated LLC, 7.0%, 1/1/2018	1,075,000	881,500
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	1,470,000	1,190,700
Triad Acquisition, 144A, 11.125%, 5/1/2013	740,000	749,250
UGS Corp., 10.0%, 6/1/2012	1,490,000	1,653,900
Universal City Development, 11.75%, 4/1/2010	1,980,000	2,272,050
		34,862,215
Health Care 1.8%
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	795,000	802,950
Encore Medical Corp., 9.75%, 10/1/2012	425,000	412,250
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (d)	590,000	544,275
HEALTHSOUTH Corp., 10.75%, 10/1/2008	1,540,000	1,601,600
	Principal Amount ($)(f)	Value ($)

InSight Health Services Corp., Series B, 9.875%, 11/1/2011	1,122,000	875,160
Tenet Healthcare Corp., 144A, 9.25%, 2/1/2015	3,325,000	3,449,687
		7,685,922
Industrials 12.1%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	2,353,000	2,491,239
Allied Security Escrow Corp., 11.375%, 7/15/2011	1,455,000	1,418,625
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011	2,615,000	2,445,025
Series B, 9.25%, 9/1/2012 (d)	1,510,000	1,630,800
American Color Graphics, 10.0%, 6/15/2010	1,210,000	871,200
Avondale Mills, Inc., 144A, 10.093%**, 7/1/2012	1,090,000	1,024,600
Bear Creek Corp., 144A, 8.33%**, 3/1/2012	565,000	548,050
Beazer Homes USA, Inc.:
8.375%, 4/15/2012	860,000	922,350
8.625%, 5/15/2011	575,000	609,500
Browning-Ferris Industries:
7.4%, 9/15/2035	1,845,000	1,586,700
9.25%, 5/1/2021	430,000	435,375
Cenveo Corp., 7.875%, 12/1/2013 (d)	1,302,000	1,236,900
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	2,160,000	2,235,600
Columbus McKinnon Corp., 10.0%, 8/1/2010	810,000	878,850
Compression Polymers Corp.:
144A, 10.46%**, 7/1/2012	445,000	445,000
144A, 10.5%, 7/1/2013	880,000	880,000
Congoleum Corp., 8.625%, 8/1/2008*	850,000	830,875
Cornell Companies, Inc., 10.75%, 7/1/2012	1,255,000	1,302,063
Dana Corp., 7.0%, 3/1/2029	1,408,000	1,230,036
Erico International Corp., 8.875%, 3/1/2012	475,000	482,125
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012 (d)	1,000,000	925,000
HydroChem Industrial Services, Inc., 144A, 9.25%, 2/15/2013	205,000	189,625
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	2,425,000	2,643,250
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	1,250,000	1,353,125
Kansas City Southern:
7.5%, 6/15/2009	405,000	418,162
9.5%, 10/1/2008	2,745,000	2,992,050
Kinetek, Inc., Series D, 10.75%, 11/15/2006	2,040,000	1,856,400
Laidlaw International, Inc., 10.75%, 6/15/2011	1,320,000	1,546,618
Metaldyne Corp., 144A, 10.0%, 11/1/2013 (d)	1,250,000	1,025,000
Millennium America, Inc., 9.25%, 6/15/2008	2,300,000	2,489,750
NTK Holdings, Inc., 144A, Step-up Coupon, 0% to 9/1/2009, 10.75% to 3/1/2014 (d)	1,035,000	486,450
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	1,100,000	1,265,000
	Principal Amount ($)(f)	Value ($)

Remington Arms Co., Inc., 10.5%, 2/1/2011 (d)	600,000	567,000
Sea Containers Ltd., Series B, 10.75%, 10/15/2006	210,000	212,100
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	865,000	730,925
Ship Finance International Ltd., 8.5%, 12/15/2013	2,030,000	1,931,037
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	625,000	581,250
10.375%, 7/1/2012	2,160,000	2,257,200
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	870,000	985,275
United Rentals North America, Inc., 7.0%, 2/15/2014 (d)	1,910,000	1,819,275
Xerox Capital Trust I, 8.0%, 2/1/2027	650,000	672,750
		50,452,155
Information Technology 2.3%
Activant Solutions, Inc.:
144A, 8.904%**, 4/1/2010	150,000	155,250
10.5%, 6/15/2011	1,070,000	1,160,950
Eschelon Operating Co.:
8.375%, 3/15/2010	255,000	221,850
8.375%, 3/15/2010 (d)	355,000	308,850
Lucent Technologies, Inc.:
6.45%, 3/15/2029	2,370,000	2,121,150
7.25%, 7/15/2006 (d)	205,000	209,612
Sanmina-SCI Corp.:
144A, 6.75%, 3/1/2013 (d)	3,070,000	2,931,850
10.375%, 1/15/2010	1,813,000	2,012,430
Viasystems, Inc., 10.5%, 1/15/2011	435,000	400,200
		9,522,142
Materials 11.5%
Aqua Chemical, Inc., 11.25%, 7/1/2008	525,000	441,000
ARCO Chemical Co., 9.8%, 2/1/2020	4,385,000	4,911,200
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	3,000,000	1,905,000
Caraustar Industries, Inc., 9.875%, 4/1/2011 (d)	2,705,000	2,725,287
Constar International, Inc.:
144A, 6.643%**, 2/15/2012	535,000	510,925
11.0%, 12/1/2012 (d)	150,000	119,250
Dayton Superior Corp.:
10.75%, 9/15/2008	925,000	962,000
13.0%, 6/15/2009 (d)	1,955,000	1,720,400
Edgen Acquisition Corp., 144A, 9.875%, 2/1/2011	635,000	615,950
GEO Specialty Chemicals, Inc., 11.62%, 12/31/2009	1,029,000	1,090,740
Georgia-Pacific Corp.:
8.0%, 1/15/2024	2,335,000	2,685,250
9.375%, 2/1/2013	1,750,000	1,979,687
Hercules, Inc., 6.75%, 10/15/2029	955,000	926,350
Huntsman Advanced Materials LLC, 11.0%, 7/15/2010	1,525,000	1,723,250
Huntsman International LLC, 10.125%, 7/1/2009 EUR	740,000	929,092
Huntsman LLC, 11.625%, 10/15/2010 (d)	2,102,000	2,461,968
	Principal Amount ($)(f)	Value ($)

IMC Global, Inc.:
7.375%, 8/1/2018	425,000	425,000
10.875%, 8/1/2013	1,320,000	1,547,700
Intermet Corp., 9.75%, 6/15/2009* (d)	180,000	77,850
MMI Products, Inc., Series B, 11.25%, 4/15/2007	1,260,000	1,244,250
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	2,227,000	2,416,295
144A, 13.0%, 9/30/2013	1,102,460	1,091,435
NewPage Corp., 144A, 9.46%**, 5/1/2012 (d)	1,025,000	1,027,563
Omnova Solutions, Inc., 11.25%, 6/1/2010	2,280,000	2,394,000
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	635,000	684,213
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010* (d)	2,091,513	1,045,757
Portola Packaging, Inc., 8.25%, 2/1/2012 (d)	1,675,000	1,139,000
Rockwood Specialties Group, Inc.:
144A, 7.625%, 11/15/2014 EUR	860,000	1,051,136
10.625%, 5/15/2011	145,000	162,038
Sheffield Steel Corp., 11.375%, 8/15/2011	627,000	608,190
Texas Industries, Inc., 10.25%, 6/15/2011	1,860,000	2,155,275
TriMas Corp., 9.875%, 6/15/2012	2,791,000	2,344,440
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012 (d)	1,135,000	930,700
United States Steel Corp., 9.75%, 5/15/2010	1,694,000	1,829,520
		47,881,711
Telecommunication Services 7.3%
AirGate PCS, Inc., 6.891%**, 10/15/2011	505,000	516,363
American Cellular Corp., Series B, 10.0%, 8/1/2011 (d)	1,440,000	1,461,600
AT&T Corp.:
9.05%, 11/15/2011	1,430,000	1,648,075
9.75%, 11/15/2031	1,590,000	2,068,987
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (d)	460,000	483,000
8.375%, 1/15/2014 (d)	3,825,000	3,920,625
Dobson Communications Corp., 8.875%, 10/1/2013	725,000	663,375
Insight Midwest LP, 9.75%, 10/1/2009	615,000	637,294
LCI International, Inc., 7.25%, 6/15/2007	1,640,000	1,590,800
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011 (d)	280,000	235,900
MCI, Inc., 8.735%, 5/1/2014	2,060,000	2,309,775
Nextel Communications, Inc.:
5.95%, 3/15/2014	1,410,000	1,464,637
7.375%, 8/1/2015	3,765,000	4,066,200
Nextel Partners, Inc., 8.125%, 7/1/2011	885,000	960,225
Northern Telecom Capital, 7.875%, 6/15/2026	235,000	235,000
	Principal Amount ($)(f)	Value ($)

Qwest Corp.:
144A, 6.671%**, 6/15/2013	575,000	588,656
7.25%, 9/15/2025	1,470,000	1,374,450
Qwest Services Corp.:
13.5%, 12/15/2010	3,085,000	3,563,175
14.0%, 12/15/2014	480,000	582,000
Rural Cellular Corp., 9.875%, 2/1/2010	100,000	103,250
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	317,000	291,640
Triton PCS, Inc., 8.5%, 6/1/2013 (d)	335,000	309,038
Ubiquitel Operating Co., 9.875%, 3/1/2011	410,000	449,975
US Unwired, Inc., Series B, 10.0%, 6/15/2012	750,000	834,375
Western Wireless Corp., 9.25%, 7/15/2013	200,000	227,750
		30,586,165
Utilities 6.8%
AES Corp., 144A, 8.75%, 5/15/2013	2,255,000	2,519,962
Allegheny Energy Supply Co. LLC:
144A, 8.25%, 4/15/2012 (d)	3,010,000	3,371,200
Series A, 144A, 10.25%, 11/15/2007	1,265,000	1,391,500
Series B, 144A, 13.0%, 11/15/2007	455,000	502,206
Calpine Corp.:
7.625%, 4/15/2006	405,000	379,688
144A, 8.5%, 7/15/2010 (d)	1,745,000	1,343,650
CMS Energy Corp.:
8.5%, 4/15/2011 (d)	1,515,000	1,689,225
9.875%, 10/15/2007	2,295,000	2,501,550
DPL, Inc., 6.875%, 9/1/2011	1,170,000	1,263,600
Mission Energy Holding Co., 13.5%, 7/15/2008	3,960,000	4,702,500
NorthWestern Corp., 144A, 5.875%, 11/1/2014	345,000	353,625
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	3,245,000	3,423,475
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	1,340,000	1,460,600
10.0%, 10/1/2009	2,350,000	2,637,875
Tenaska Alabama Partners LP, 144A, 7.0%, 6/30/2021	750,000	759,375
		28,300,031
Total Corporate Bonds (Cost $322,420,841)		316,863,934

Asset Backed 0.6%
Golden Tree High Yield Opportunities LP, "D1", Series 1, 13.054%, 10/31/2007 (Cost $2,500,000)	2,500,000	2,618,500

Foreign Bonds — US$ Denominated 14.9%
Consumer Discretionary 2.3%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	2,060,000	2,307,200
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	1,490,000	1,616,650
	Principal Amount ($)(f)	Value ($)

Shaw Communications, Inc., 8.25%, 4/11/2010	2,495,000	2,769,450
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	2,020,000	1,570,550
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	170,000	164,900
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013 (d)	1,470,000	1,227,450
		9,656,200
Consumer Staples 0.4%
Burns Philp Capital Property Ltd., 10.75%, 2/15/2011	1,210,000	1,334,025
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	375,000	388,125
		1,722,150
Energy 2.4%
Luscar Coal Ltd., 9.75%, 10/15/2011	1,480,000	1,628,000
OAO Gazprom, 144A, 9.625%, 3/1/2013	1,965,000	2,409,581
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	4,620,066	5,174,474
Secunda International Ltd., 11.141%**, 9/1/2012	893,000	870,675
		10,082,730
Financials 0.6%
Conproca SA de CV, 12.0%, 6/16/2010	600,000	741,000
Eircom Funding, 8.25%, 8/15/2013	1,045,000	1,133,825
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	566,000	472,610
		2,347,435
Health Care 0.3%
Biovail Corp., 7.875%, 4/1/2010 (d)	1,330,000	1,359,925
Industrials 2.3%
CP Ships Ltd., 10.375%, 7/15/2012	1,435,000	1,607,200
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	1,260,000	1,310,400
10.25%, 6/15/2007 (d)	2,815,000	3,012,050
12.5%, 6/15/2012	836,000	978,120
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	1,070,000	1,198,400
LeGrand SA, 8.5%, 2/15/2025	750,000	907,500
Stena AB, 9.625%, 12/1/2012	595,000	648,550
Supercanal Holding SA, 11.5%, 5/15/2005*	100,000	15,000
		9,677,220
Materials 3.1%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	530,000	598,900
Cascades, Inc.:
7.25%, 2/15/2013	1,430,000	1,397,825
144A, 7.25%, 2/15/2013	95,000	92,862
Crown Euro Holdings SA, 10.875%, 3/1/2013	685,000	804,875
ISPAT Inland ULC, 9.75%, 4/1/2014	1,460,000	1,700,900
Rhodia SA, 8.875%, 6/1/2011 (d)	2,970,000	2,858,625
	Principal Amount ($)(f)	Value ($)

Sino-Forest Corp., 144A, 9.125%, 8/17/2011	35,000	38,238
Tembec Industries, Inc.:
8.5%, 2/1/2011 (d)	4,780,000	3,692,550
8.625%, 6/30/2009 (d)	2,320,000	1,890,800
		13,075,575
Sovereign Bonds 0.8%
Dominican Republic, 144A, 9.04%, 1/23/2018	200,000	208,500
Federative Republic of Brazil, 8.875%, 10/14/2019	770,000	816,200
Republic of Argentina, 8.28%, 12/31/2033 (d)	2,322,297	2,136,513
Republic of Venezuela, 10.75%, 9/19/2013 (d)	25,000	29,263
		3,190,476
Telecommunication Services 2.7%
Alestra SA de RL de CV, 8.0%, 6/30/2010	405,000	364,500
Axtel SA, 11.0%, 12/15/2013	695,000	757,550
Embratel, Series B, 11.0%, 12/15/2008 (d)	676,000	768,950
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	1,005,000	912,037
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	240,000	182,400
Intelsat Bermuda Ltd., 144A, 7.805%**, 1/15/2012	645,000	656,288
Millicom International Cellular SA, 10.0%, 12/1/2013	1,900,000	1,890,500
Mobifon Holdings BV, 12.5%, 7/31/2010	1,900,000	2,303,750
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	185,000	191,938
Nortel Networks Corp., 6.875%, 9/1/2023	430,000	402,050
Nortel Networks Ltd., 6.125%, 2/15/2006 (d)	2,585,000	2,601,156
		11,031,119
Total Foreign Bonds — US$ Denominated (Cost $62,176,709)		62,142,830

Foreign Bonds — Non US$ Denominated 1.5%
Consumer Discretionary 0.4%
IESY Repository GMBH, 144A, 8.75%, 2/15/2015 EUR	710,000	803,358
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	795,000	875,483
		1,678,841
Industrials 0.2%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	815,000	914,768
Sovereign Bonds 0.9%
Mexican Bonds, Series MI-10, 8.0%, 12/19/2013 MXN	13,560,500	1,162,711
Republic of Argentina, 7.82%, 12/31/2033 EUR	2,316,897	2,505,188
		3,667,899
Total Foreign Bonds — Non US$ Denominated (Cost $6,423,551)		6,261,508
	Principal Amount ($)(f)	Value ($)

Convertible Bonds 0.6%
DIMON, Inc., 6.25%, 3/31/2007	1,600,000	1,600,000
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	665,000	658,350
144A, Series EURO, 7.5%, 9/25/2006	110,000	108,900
Total Convertible Bonds (Cost $2,264,412)		2,367,250
	Shares	Value ($)

Common Stocks* 0.2%
Catalina Restaurant Group, Inc.	3,870	6,192
GEO Specialty Chemicals, Inc.	24,225	314,925
GEO Specialty Chemicals, Inc., 144A	2,206	33,090
IMPSAT Fiber Networks, Inc.	33,652	188,451
Oxford Automotive, Inc.	403,263	112,914
Total Common Stocks (Cost $2,229,150)		655,572

Warrants* 0.0%
Dayton Superior Corp., 144A	95	1
DeCrane Aircraft Holdings, Inc., 144A	1,350	0
Destia Communications, Inc., 144A	1,260	0
TravelCenters of America, Inc.	345	43
UIH Australia Pacific, Inc.	750	0
Total Warrants (Cost $1,422)		44

Preferred Stocks 0.6%
Paxson Communications Corp., 14.25% (PIK) (d)	185	1,195,842
TNP Enterprises, Inc., 14.5%, "D" (PIK)	997	1,129,102
Total Preferred Stocks (Cost $2,852,577)		2,324,944

	Shares	Value ($)

Other Investments* 0.3%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	1,730,000	1,349,400
SpinCycle, Inc., "F" (Common Stock Unit)	69	76
SpinCycle, Inc., (Common Stock Unit)	9,913	10,904
Total Other Investments (Cost $1,456,664)		1,360,380
	Principal Amount ($)	Value ($)

Loan Participations 0.8%
Citigroup Global (Severstal), 8.625%, 2/24/2009	392,000	403,211
Intermet Corp., PRIME plus 3.25%, 9.0%**, 3/31/2009	3,000,000	2,910,001
Total Loan Participations (Cost $3,233,172)		3,313,212
	Shares	Value ($)

Securities Lending Collateral 16.2%
Scudder Daily Assets Fund Institutional, 3.19% (c) (e) (Cost $67,624,792)	67,624,792	67,624,792

Cash Equivalents 3.6%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $14,979,156)	14,979,156	14,979,156
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $488,162,446) (a)	115.2	480,512,122
Other Assets and Liabilities, Net	(15.2)	(63,243,140)
Net Assets	100.0	417,268,982
Notes to Scudder High Income Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625	8/1/2008	850,000	USD	708,009	830,875
FRD Acquisition Co.	12.5	7/15/2004	210,000	USD	0	0
Grupo Iusacell SA de CV	10.0	7/15/2004	240,000	USD	144,738	182,400
Imperial Home Decor Group, Inc.	11.0	3/15/2008	1,050,000	USD	1,029,755	0
Intermet Corp.	9.75	6/15/2009	180,000	USD	73,800	77,850
Oxford Automotive, Inc.	12.0	10/15/2010	2,091,513	USD	1,423,950	1,045,757
Supercanal Holding SA	11.5	5/15/2005	100,000	USD	10,000	15,000
					$ 3,390,252	$ 2,151,882

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2005.

(a) The cost for federal income tax purposes was $488,210,710. At June 30, 2005, net unrealized depreciation for all securities based on tax cost was $7,698,588. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,828,365 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,526,953.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005, amounted to $66,185,536, which is 15.9% of net assets.

(e) Represents collateral held in connection with securities lending.

(f) Principal amount stated in US dollars unless otherwise noted.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK denotes that interest and dividend is paid in-kind.

Currency Abbreviations
EUR	Euro
MXN	Mexican Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $405,558,498) — including $66,185,536 of securities loaned	$ 397,908,174
Investment in Scudder Daily Assets Fund Institutional (cost $67,624,792)*	67,624,792
Investment in Scudder Cash Management QP Trust (cost $14,979,156)	14,979,156
Total investments in securities, at value (cost $488,162,446)	480,512,122
Foreign currency, at value (cost $671,382)	659,439
Receivable for investments sold	4,701,377
Interest receivable	8,759,388
Receivable for Portfolio shares sold	4,822
Unrealized appreciation on forward foreign currency exchange contracts	335,265
Other assets	6,644
Total assets	494,979,057
Liabilities
Due to custodian bank	676,048
Payable for investments purchased	8,564,027
Payable for Portfolio shares redeemed	468,475
Payable upon return of securities loaned	67,624,792
Unrealized depreciation on forward foreign currency exchange contracts	27,507
Accrued management fee	202,792
Other accrued expenses and payables	146,434
Total liabilities	77,710,075
Net assets, at value	$ 417,268,982
Net Assets
Net assets consist of: Undistributed net investment income	12,365,594
Net unrealized appreciation (depreciation) on: Investments	(7,650,324)
Foreign currency related transactions	299,148
Accumulated net realized gain (loss)	(111,954,711)
Paid-in capital	524,209,275
Net assets, at value	$ 417,268,982
Class A Net Asset Value, offering and redemption price per share ($361,099,658 ÷ 45,175,065 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.99
Class B Net Asset Value, offering and redemption price per share ($56,169,324 ÷ 7,016,221 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.01

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends	$ 165,102
Interest	17,914,730
Interest — Scudder Cash Management QP Trust	103,960
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	169,048
Total Income	18,352,840
Expenses: Management fee	1,248,725
Custodian fees	23,149
Distribution service fees (Class B)	68,995
Record keeping fees (Class B)	34,824
Auditing	27,213
Legal	10,313
Trustees' fees and expenses	4,881
Reports to shareholders	47,688
Other	62,186
Total expenses, before expense reductions	1,527,974
Expense reductions	(4,524)
Total expenses, after expense reductions	1,523,450
Net investment income (loss)	16,829,390
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,060,716
Foreign currency related transactions	12,562
1,073,278
Net unrealized appreciation (depreciation) during the period on: Investments	(14,980,947)
Foreign currency related transactions	1,166,680
(13,814,267)
Net gain (loss) on investment transactions	(12,740,989)
Net increase (decrease) in net assets resulting from operations	$ 4,088,401

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 16,829,390	$ 34,238,642
Net realized gain (loss) on investment transactions	1,073,278	9,470,236
Net unrealized appreciation (depreciation) during the period on investment transactions	(13,814,267)	5,291,376
Net increase (decrease) in net assets resulting from operations	4,088,401	49,000,254
Distributions to shareholders from: Net investment income Class A	(33,565,659)	(29,352,659)
Class B	(5,270,980)	(3,056,845)
Portfolio share transactions: Class A Proceeds from shares sold	39,408,315	56,878,387
Reinvestment of distributions	33,565,659	29,352,659
Cost of shares redeemed	(75,402,406)	(119,443,412)
Net increase (decrease) in net assets from Class A share transactions	(2,428,432)	(33,212,366)
Class B Proceeds from shares sold	8,746,492	37,277,037
Reinvestment of distributions	5,270,980	3,056,845
Cost of shares redeemed	(9,771,262)	(23,434,006)
Net increase (decrease) in net assets from Class B share transactions	4,246,210	16,899,876
Increase (decrease) in net assets	(32,930,460)	278,260
Net assets at beginning of period	450,199,442	449,921,182
Net assets at end of period (including undistributed net investment income of $12,365,594 and $34,372,843, respectively)	$ 417,268,982	$ 450,199,442
Other Information
Class A Shares outstanding at beginning of period	44,826,321	48,977,744
Shares sold	4,899,884	6,841,589
Shares issued to shareholders in reinvestment of distributions	4,275,880	3,696,808
Shares redeemed	(8,827,020)	(14,689,820)
Net increase (decrease) in Portfolio shares	348,744	(4,151,423)
Shares outstanding at end of period	45,175,065	44,826,321
Class B Shares outstanding at beginning of period	6,474,194	4,421,727
Shares sold	1,047,378	4,504,371
Shares issued to shareholders in reinvestment of distributions	669,756	384,026
Shares redeemed	(1,175,107)	(2,835,930)
Net increase (decrease) in Portfolio shares	542,027	2,052,467
Shares outstanding at end of period	7,016,221	6,474,194

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001[b]	2000[c]
Selected Per Share Data
Net asset value, beginning of period	$ 8.78	$ 8.43	$ 7.40	$ 8.13	$ 9.16	$ 11.46
Income (loss) from investment operations: Net investment income[d]	.34	.67	.67	.75	.84	1.14
Net realized and unrealized gain (loss) on investment transactions	(.28)	.31	1.03	(.74)	(.59)	(2.04)
Total from investment operations	.06	.98	1.70	.01	.25	(.90)
Less distributions from: Net investment income	(.85)	(.63)	(.67)	(.74)	(1.28)	(1.40)
Net asset value, end of period	$ 7.99	$ 8.78	$ 8.43	$ 7.40	$ 8.13	$ 9.16
Total Return (%)	.86**	12.42	24.62	(.30)	2.63	(8.68)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	361	393	413	329	335	309
Ratio of expenses (%)	.68*	.66	.67	.66	.70	.68
Ratio of net investment income (%)	8.13*	8.11	8.62	10.07	9.89	11.23
Portfolio turnover rate (%)	130*	162	165	138	77	54

a For the six months ended June 30, 2005 (Unaudited).

b As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

c On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

d Based on average shares outstanding during the period.

* Annualized

** Not annualized

Class B

Years Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.77	$ 8.41	$ 7.39	$ 7.21
Income (loss) from investment operations: Net investment income[c]	.32	.64	.64	.31
Net realized and unrealized gain (loss) on investment transactions	(.27)	.32	1.03	(.13)
Total from investment operations	.05	.96	1.67	.18
Less distributions from: Net investment income	(.81)	(.60)	(.65)	—
Net asset value, end of period	$ 8.01	$ 8.77	$ 8.41	$ 7.39
Total Return (%)	.77**	12.08	24.14	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	57	37	1
Ratio of expenses (%)	1.06*	1.06	1.06	.92*
Ratio of net investment income (%)	7.75*	7.71	8.23	8.78*
Portfolio turnover rate (%)	130*	162	165	138

a For the six months ended June 30, 2005 (Unaudited).

b For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on average shares outstanding during the period.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

Scudder Income & Growth Strategy Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying Scudder Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying Scudder Portfolios is based on its allocation of Underlying Scudder Portfolios. In the most recent six-month period, the portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class B
Beginning Account Value 1/1/05	$ 1,000.00
Ending Account Value 6/30/05	$ 1,011.80
Expenses Paid per $1,000*	$ 3.74
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 1/1/05	$ 1,000.00
Ending Account Value 6/30/05	$ 1,021.08
Expenses Paid per $1,000*	$ 3.76
Direct Portfolio Expenses and Estimated Indirect Underlying Scudder Portfolio Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class B
Beginning Account Value 1/1/05	$ 1,000.00
Ending Account Value 6/30/05	$ 1,011.80
Expenses Paid per $1,000**	$ 7.18
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 1/1/05	$ 1,000.00
Ending Account Value 6/30/05	$ 1,017.65
Expenses Paid per $1,000**	$ 7.20

* Expenses are equal to the Portfolio's annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

** Expenses are equal to the Portfolio's annualized expense ratio for each class plus the estimated indirect expense from investing in underlying portfolios in which the Portfolio invests, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class B
Direct Portfolio Expense Ratio	.75%
Estimated Indirect Expenses of Underlying Scudder Portfolios	.69%
Estimated Net Annual Portfolio and Underlying Scudder Portfolios Expenses	1.44%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Scudder Income & Growth Strategy Portfolio

For the six months ended June 30, 2005, Scudder Income & Growth Strategy Portfolio had a return of 1.18% (Class B shares, unadjusted for contract charges). Since this portfolio invests in underlying portfolios from a broad array of investment styles, performance is analyzed by comparing the portfolio's return with the returns of indices that represent major asset classes. The portfolio's return was above that of major equity indices but below that of bond indices. The portfolio's allocation between stocks and bonds remained close to its target of 40% equity and 60% fixed income over the period.

During the first six months of 2005, the US stock market exhibited considerable volatility as investors reacted to economic news that was somewhat contradictory. At the end of June, the S&P 500 Index was close to its level at the beginning of the year; the total return of the index for the six-month period was -0.81%. In the US markets, large-cap stocks performed better than small-cap stocks, and value stocks outperformed growth. International stocks were generally stronger than domestic issues.

Bonds delivered higher returns than stocks for the period: the return of the Lehman Brothers Aggregate Bond Index was 2.51%. High-yield bonds underperformed investment-grade issues in the early months of 2005, as concerns about the durability of economic growth drove a flight to quality. After a turbulent period in March and early April, the high-yield and emerging-market debt sectors rebounded.

Absolute returns were negatively affected by the portfolio's tactical asset allocation, as equities, which underperformed bonds, were overweighted. Within fixed income, the portfolio was underweighted cash and overweighted bonds during most of the period. This positioning helped performance, as the Lehman Brothers Aggregate Bond Index outpaced treasury bills.

Arnim Holzer Inna Okounkova Robert Wang

Co-Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this portfolio's prospectus for specific details regarding its risk profile.

The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Lehman Brothers Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Income & Growth Strategy Portfolio

Asset Allocation	6/30/05	12/31/04

Fixed Income Funds	49%	56%
Equity Funds	43%	42%
Cash Equivalents	8%	2%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 103. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

Scudder Income & Growth Strategy Portfolio

	Shares	Value ($)

Equity Funds 42.5%
Scudder SVS I Capital Growth Portfolio "A"	48,361	760,715
Scudder SVS I Global Discovery Portfolio "A"	4,153	55,116
Scudder SVS I Growth & Income Portfolio "A"	162,961	1,486,208
Scudder SVS I International Portfolio "A"	59,418	553,773
Scudder SVS II Aggressive Growth Portfolio "A"	27,696	286,935
Scudder SVS II Blue Chip Portfolio "A"	152,641	2,086,607
Scudder SVS II Dreman High Return Equity Portfolio "A"	72,767	926,324
Scudder SVS II Dreman Small Cap Value Portfolio "A"	34,330	640,594
Scudder SVS II International Select Equity Portfolio "A"	59,294	679,505
Scudder SVS II Janus Growth Opportunities Portfolio "A"	159,820	1,233,810
Scudder SVS II Large Cap Value Portfolio "A"	96,626	1,470,654
Scudder SVS II MFS Strategic Value Portfolio "A"	31,357	349,634
Scudder SVS II Small Cap Growth Portfolio "A"	39,481	502,193
Scudder SVS II Templeton Foreign Value Portfolio "A"	10,385	107,488
Scudder VIT Real Estate Securities Portfolio "A"	31,456	548,279
Total Equity Funds (Cost $11,372,075)		11,687,835
	Shares	Value ($)

Fixed Income Funds 48.8%
Scudder SVS II Fixed Income Portfolio "A"	936,993	11,112,736
Scudder SVS II Government & Agency Securities Portfolio "A"	124,590	1,516,264
Scudder SVS II High Income Portfolio "A"	102,176	816,386
Scudder SVS II Strategic Income Portfolio "A"	275	3,138
Total Fixed Income Funds (Cost $13,599,880)		13,448,524
Cash Equivalents 7.6%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $2,095,249)	2,095,249	2,095,249
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $27,067,204) (a)	98.9	27,231,608
Other Assets and Liabilities, Net	1.1	308,236
Net Assets	100.0	27,539,844
Notes to Scudder Income & Growth Strategy Portfolio of Investments

(a) The cost for federal income tax purposes was $27,067,204. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $164,404. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $320,835 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $156,431.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $24,971,955)	$ 25,136,359
Investment in Scudder Cash Management QP Trust (cost $2,095,249)	2,095,249
Total investments in securities, at value (cost $27,067,204)	27,231,608
Interest receivable	1,731
Receivable for Portfolio shares sold	318,178
Other assets	6,145
Total assets	27,557,662
Liabilities
Payable for Portfolio shares redeemed	3,060
Other accrued expenses and payables	14,758
Total liabilities	17,818
Net assets, at value	$ 27,539,844
Net Assets
Net assets consist of: Undistributed net investment income	463,834
Net unrealized appreciation (depreciation) on investments	164,404
Accumulated net realized gain (loss)	165,791
Paid-in capital	26,745,815
Net assets, at value	$ 27,539,844
Class B Shares Net asset value, offering and redemption price per share ($27,539,844 ÷ 2,558,509 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.76

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	$ 532,985
Interest — Scudder Cash Management QP Trust	8,921
Total Income	541,906
Expenses: Management fee	15,593
Custodian and accounting fees	43,882
Distribution service fees (Class B)	25,988
Record keeping fees (Class B)	10,984
Auditing	8,783
Legal	4,539
Trustees' fees and expenses	126
Reports to shareholders	1,221
Offering costs	177
Other	491
Total expenses, before expense reductions	111,784
Expense reductions	(33,712)
Total expenses, after expense reductions	78,072
Net investment income (loss)	463,834
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	38,980
Capital gain distributions from Underlying Affiliated Portfolios	143,166
182,146
Net unrealized appreciation (depreciation) during the period on investments	(270,157)
Net gain (loss) on investment transactions	(88,011)
Net increase (decrease) in net assets resulting from operations	$ 375,823

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Period Ended December 31, 2004[a]
Operations: Net investment income (loss)	$ 463,834	$ (17,219)
Net realized gain (loss) on investment transactions	182,146	49,859
Net unrealized appreciation (depreciation) during the period on investment transactions	(270,157)	434,561
Net increase (decrease) in net assets resulting from operations	375,823	467,201
Distributions to shareholders from: From net realized gains Class B	(50,006)	—
Portfolio share transactions: Class B Proceeds from shares sold	15,319,596	13,456,607
Reinvestment of distributions	50,006	—
Cost of shares redeemed	(1,777,609)	(301,774)
Net increase (decrease) in net assets from Portfolio share transactions	13,591,993	13,154,833
Increase (decrease) in net assets	13,917,810	13,622,034
Net assets at beginning of period	13,622,034	—
Net assets at end of period (including undistributed net investment income of $463,834 at June 30, 2005)	$ 27,539,844	$ 13,622,034
Other Information
Class B Shares outstanding at beginning of period	1,277,644	—
Shares sold	1,442,561	1,306,747
Shares issued to shareholders in reinvestment of distributions	4,753	—
Shares redeemed	(166,449)	(29,103)
Net increase (decrease) in Portfolio shares	1,280,865	1,277,644
Shares outstanding at end of period	2,558,509	1,277,644

a For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B

	2005[a]	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.66	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.23	(.03)
Net realized and unrealized gain (loss) on investment transactions	(.10)	.69
Total from investment operations	.13	.66
Less distributions from: Net realized gains on investment transactions	(.03)	—
Net asset value, end of period	$ 10.76	$ 10.66
Total Return (%)[d]	1.18**	6.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	14
Ratio of expenses before expense reductions (%)[e]	1.07*	2.96*
Ratio of expenses after expense reductions (%)[e]	.75*	.75*
Ratio of net investment income (%)	4.46*	(.67)*
Portfolio turnover rate (%)	22*	18*

a For the six months ended June 30, 2005 (Unaudited).

b For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

c Based on average shares outstanding during the period.

d Total return would have been lower had certain expenses not been reduced.

e The Portfolio invests in other Scudder Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Scudder Portfolios in which the Portfolio is invested.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

Scudder International Select Equity Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 990.40	$ 988.10
Expenses Paid per $1,000*	$ 4.34	$ 6.11
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,020.43	$ 1,018.65
Expenses Paid per $1,000*	$ 4.41	$ 6.21

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder International Select Equity Portfolio	.88%	1.24%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Scudder International Select Equity Portfolio

International equities delivered lackluster returns for US dollar investors during the first half of 2005. Although international stocks — especially emerging markets — fared well in local currency terms, the strength of the US dollar erased the majority of those gains and left only the emerging markets in positive territory. For the semiannual period ended June 30, 2005, the portfolio's Class A shares' return, unadjusted for contract charges, was -0.96%, underperforming the -0.04% return of the MSCI EAFE + Emerging Markets Index.

Our positioning in the financials sector was the largest detractor, as the portfolio's real estate linked stocks suffered from the specter of rising interest rates in some regions and continued economic weakness in others. Performance was helped by strong stock selection, particularly in the information technology and health care sectors. Within information technology, stock-specific news lifted the shares of Indra Sistemas SA (Spain) and Samsung Electronics Co., Ltd. (Korea), both of which announced positive outlooks for 2005. In health care, Roche Holding AG (Switzerland) rose due to positive results for a study relating to its breast cancer drug Herceptin and estimates that annual sales of the drug may double to $1 billion a year.

During the first half of the year, stock prices were influenced by concerns about slower global growth, sustained high oil prices and rising inflation expectations. We anticipate that these risks are short term in nature, as increasing globalization and rising productivity should continue to act as a counterbalance. In the short term, however, we believe the fund is positioned to benefit from these forces through its holdings in the energy and materials sectors.

Alex Tedder

Lead Portfolio Manager

Matthias Knerr, CFA
Sangita Uberoi, CFA

Managers
Deutsche Asset Management Investment Services Ltd., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The MSCI EAFE + EM Index (Morgan Stanley Capital International Europe, Australasia, Far East + Emerging Markets Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder International Select Equity Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks	100%	99%
Cash Equivalents	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Financials	25%	27%
Consumer Discretionary	13%	14%
Industrials	12%	13%
Energy	11%	10%
Materials	10%	5%
Information Technology	8%	8%
Health Care	8%	8%
Telecommunication Services	5%	8%
Utilities	5%	3%
Consumer Staples	3%	4%
	100%	100%
Geographical Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Continental Europe	59%	51%
Japan	15%	19%
United Kingdom	14%	18%
Asia (excluding Japan)	8%	12%
Australia	2%	—
Latin America	2%	—
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 111. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

Scudder International Select Equity Portfolio

	Shares	Value ($)

Common Stocks 98.6%
Australia 2.4%
Macquarie Bank Ltd. (Cost $4,811,273)	124,500	5,629,885
Austria 1.5%
Wienerberger AG (Cost $3,443,866)	75,900	3,520,929
Brazil 2.0%
Petroleo Brasileiro SA (ADR) (Cost $4,137,990)	89,200	4,649,996
Denmark 1.3%
A P Moller — Maersk AS (Cost $2,970,792)	310	2,944,637
Finland 5.3%
Fortum Oyj	331,400	5,314,328
Neste Oil Oyj*	190,750	4,939,897
Nokia Oyj	135,500	2,254,965
(Cost $12,416,758)		12,509,190
France 11.6%
Christian Dior SA	53,335	4,121,436
Schneider Electric SA	66,000	4,960,715
Total SA	34,861	8,163,816
Vinci SA	70,000	5,823,057
Vivendi Universal SA	132,000	4,133,733
(Cost $21,637,815)		27,202,757
Germany 9.5%
Adidas-Salomon AG	15,900	2,652,440
BASF AG	68,152	4,517,112
E.ON AG	67,062	5,953,769
Hypo Real Estate Holding AG	127,000	4,821,388
Metro AG	85,163	4,215,577
(Cost $16,466,322)		22,160,286
Greece 1.6%
Alpha Bank AE (Cost $3,040,255)	141,260	3,753,687
Hong Kong 2.0%
Esprit Holdings Ltd. (Cost $4,529,682)	651,046	4,685,425
India 1.7%
State Bank of India (GDR) (Cost $2,998,549)	99,566	3,964,688
Ireland 3.7%
Anglo Irish Bank Corp. PLC	250,600	3,107,230
CRH PLC	211,258	5,606,579
(Cost $6,974,649)		8,713,809
Italy 5.0%
Banca Intesa SpA	1,040,400	4,746,032
Eni SpA (d)	271,560	6,971,947
(Cost $9,069,587)		11,717,979
	Shares	Value ($)

Japan 14.3%
Canon, Inc.	97,800	5,122,694
Credit Saison Co., Ltd.	130,400	4,321,092
Daito Trust Construction Co., Ltd.	117,300	4,379,373
Kirin Brewery Co., Ltd. (d)	353,479	3,420,298
Millea Holdings, Inc.	270	3,636,199
Mitsubishi Corp.	417,000	5,640,751
Mitsubishi Tokyo Financial Group, Inc.	270	2,279,162
Toyota Motor Corp.	130,200	4,654,964
(Cost $26,407,547)		33,454,533
Korea 3.7%
POSCO (ADR) (d)	50,800	2,233,676
Samsung Electronics Co., Ltd. (GDR), 144A	26,940	6,445,395
(Cost $7,745,156)		8,679,071
Netherlands 5.5%
European Aeronautic Defence & Space Co.	117,700	3,734,871
ING Groep NV	238,755	6,717,018
TNT NV	92,000	2,329,522
(Cost $10,380,266)		12,781,411
Spain 5.2%
Indra Sistemas SA (d)	303,000	5,984,114
Telefonica SA	380,255	6,208,703
(Cost $8,278,052)		12,192,817
Sweden 1.0%
Investor AB "B" (Cost $2,284,679)	166,000	2,243,538
Switzerland 7.3%
Credit Suisse Group (Registered)	115,400	4,527,488
Nestle SA (Registered)	16,966	4,335,861
Roche Holding AG	65,680	8,282,869
(Cost $13,527,628)		17,146,218
United Kingdom 14.0%
AstraZeneca PLC	54,677	2,259,430
GlaxoSmithKline PLC	279,500	6,743,676
GUS PLC	146,000	2,295,239
HSBC Holdings PLC	208,334	3,320,434
Rio Tinto PLC	147,400	4,487,779
Royal Bank of Scotland Group PLC	126,385	3,805,951
Smith & Nephew PLC	225,546	2,219,973
Trinity Mirror PLC	211,993	2,337,478
Vodafone Group PLC	2,192,721	5,328,098
(Cost $28,899,675)		32,798,058
Total Common Stocks (Cost $190,020,542)		230,748,914

Securities Lending Collateral 5.4%
Scudder Daily Assets Fund Institutional, 3.19% (c) (e) (Cost $12,529,309)	12,529,309	12,529,309
	Shares	Value ($)

Cash Equivalents 0.4%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $858,737)	858,737	858,737
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $203,408,588) (a)	104.4	244,136,960
Other Assets and Liabilities, Net	(4.4)	(10,219,155)
Net Assets	100.0	233,917,805
Notes to Scudder International Select Equity Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $204,127,380. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $40,009,580. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $42,027,977 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,018,397.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005, amounted to $11,978,431, which is 5.1% of net assets.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $190,020,542) — including $11,978,431 of securities loaned	$ 230,748,914
Investment in Scudder Daily Assets Fund Institutional (cost $12,529,309)*	12,529,309
Investment in Scudder Cash Management QP Trust (cost $858,737)	858,737
Total investments in securities, at value (cost $203,408,588)	244,136,960
Foreign currency, at value (cost $3,804,880)	3,812,394
Receivable for investments sold	465,989
Dividends receivable	551,681
Interest receivable	12,749
Receivable for Portfolio shares sold	157,331
Foreign taxes recoverable	247,660
Other assets	2,691
Total assets	249,387,455
Liabilities
Payable for investment purchased	2,460,981
Payable for Portfolio shares redeemed	231,052
Payable upon return of securities loaned	12,529,309
Accrued management fee	156,785
Other accrued expenses and payables	91,523
Total liabilities	15,469,650
Net assets, at value	$ 233,917,805
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(84,496)
Net unrealized appreciation (depreciation) on: Investments	40,728,372
Foreign currency related transactions	10,998
Accumulated net realized gain (loss)	(43,947,017)
Paid-in capital	237,209,948
Net assets, at value	$ 233,917,805
Class A Net Asset Value, offering and redemption price per share ($181,905,954 ÷ 15,866,599 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.46
Class B Net Asset Value, offering and redemption price per share ($52,011,851 ÷ 4,540,898 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.45

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $609,984)	$ 4,121,615
Interest — Scudder Cash Management QP Trust	39,660
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	131,867
Total Income	4,293,142
Expenses: Management fee	860,598
Custodian fees	85,600
Distribution service fees (Class B)	60,905
Record keeping fees (Class B)	28,173
Auditing	26,426
Legal	7,726
Trustees' fees and expenses	2,636
Reports to shareholders	14,666
Other	8,849
Total expenses, before expense reductions	1,095,579
Expense reductions	(978)
Total expenses, after expense reductions	1,094,601
Net investment income (loss)	3,198,541
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	6,856,453
Foreign currency related transactions	(541,718)
6,314,735
Net unrealized appreciation (depreciation) during the period on: Investments	(11,633,296)
Foreign currency related transactions	(192,576)
(11,825,872)
Net gain (loss) on investment transactions	(5,511,137)
Net increase (decrease) in net assets resulting from operations	$ (2,312,596)

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 3,198,541	$ 2,816,586
Net realized gain (loss) on investment transactions	6,314,735	10,653,908
Net unrealized appreciation (depreciation) during the period on investment transactions	(11,825,872)	20,514,926
Net increase (decrease) in net assets resulting from operations	(2,312,596)	33,985,420
Distributions to shareholders from: Net investment income Class A	(5,238,343)	(1,616,136)
Class B	(1,218,036)	(162,336)
Portfolio share transactions: Class A Proceeds from shares sold	15,656,533	40,441,379
Reinvestment of distributions	5,238,343	1,616,136
Cost of shares redeemed	(15,924,693)	(30,593,940)
Net increase (decrease) in net assets from Class A share transactions	4,970,183	11,463,575
Class B Proceeds from shares sold	7,595,360	25,663,873
Reinvestment of distributions	1,218,036	162,336
Cost of shares redeemed	(1,666,999)	(3,432,245)
Net increase (decrease) in net assets from Class B share transactions	7,146,397	22,393,964
Increase (decrease) in net assets	3,347,605	66,064,487
Net assets at beginning of period	230,570,200	164,505,713
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $84,496 and $3,173,342, respectively)	$ 233,917,805	$ 230,570,200
Other Information
Class A Shares outstanding at beginning of period	15,442,740	14,404,846
Shares sold	1,337,837	3,811,740
Shares issued to shareholders in reinvestment of distributions	457,897	154,506
Shares redeemed	(1,371,875)	(2,928,352)
Net increase (decrease) in Portfolio shares	423,859	1,037,894
Shares outstanding at end of period	15,866,599	15,442,740
Class B Shares outstanding at beginning of period	3,923,204	1,760,419
Shares sold	655,131	2,466,794
Shares issued to shareholders in reinvestment of distributions	106,471	15,520
Shares redeemed	(143,908)	(319,529)
Net increase (decrease) in Portfolio shares	617,694	2,162,785
Shares outstanding at end of period	4,540,898	3,923,204

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.91	$ 10.18	$ 7.96	$ 9.24	$ 14.73	$ 21.45
Income (loss) from investment operations: Net investment income (loss)[c]	.16	.17	.10	.12	.05	.08
Net realized and unrealized gain (loss) on investment transactions	(.27)	1.67	2.23	(1.36)	(3.46)	(3.90)
Total from investment operations	(.11)	1.84	2.33	(1.24)	(3.41)	(3.82)
Less distributions from: Net investment income	(.34)	(.11)	(.11)	(.04)	(.10)	—
Net realized gains on investment transactions	—	—	—	—	(1.98)	(2.90)
Total distributions	(.34)	(.11)	(.11)	(.04)	(2.08)	(2.90)
Net asset value, end of period	$ 11.46	$ 11.91	$ 10.18	$ 7.96	$ 9.24	$ 14.73
Total Return (%)	(.96)**	18.25	29.83	(13.48)	(24.43)	(20.49)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	182	184	147	120	121	179
Ratio of expenses (%)	.88*	.89	.94	.85	.92	.84
Ratio of net investment income (loss) (%)	2.86*	1.58	1.17	1.46	.44	.47
Portfolio turnover rate (%)	76*	88	139	190	145	87

a For the six months ended June 30, 2005 (Unaudited).

b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

c Based on average shares outstanding during the period.

* Annualized

** Not annualized

Class B

Years Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.88	$ 10.15	$ 7.94	$ 8.98
Income (loss) from investment operations: Net investment income (loss)[c]	.14	.13	.06	.02
Net realized and unrealized gain (loss) on investment transactions	(.28)	1.67	2.24	(1.06)
Total from investment operations	(.14)	1.80	2.30	(1.04)
Less distributions from: Net investment income	(.29)	(.07)	(.09)	—
Net asset value, end of period	$ 11.45	$ 11.88	$ 10.15	$ 7.94
Total Return (%)	(1.19)**	17.84	29.42	(11.58)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	47	18.4
Ratio of expenses (%)	1.24*	1.28	1.33	1.11*
Ratio of net investment income (loss) (%)	2.50*	1.19	.78	.54*
Portfolio turnover rate (%)	76*	88	139	190

a For the six months ended June 30, 2005 (Unaudited).

b For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on average shares outstanding during the period.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

Scudder Large Cap Value Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 981.60	$ 979.70
Expenses Paid per $1,000*	$ 3.93	$ 5.74
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,020.83	$ 1,018.99
Expenses Paid per $1,000*	$ 4.01	$ 5.86

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Large Cap Value Portfolio	.80%	1.18%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Scudder Large Cap Value Portfolio

The portfolio's result for the first half of 2005 of -1.84% (Class A shares, unadjusted for contract charges) came in below that of our benchmark, the Russell 1000 Value Index, which was 1.76%.

The benchmark was affected by the strong showing of mid-cap stocks. In the first half of 2005, mid-cap stocks comprised about 32% of the Russell 1000 Value Index but contributed about 66% of the index's return. As the popularity of mid caps wanes, reversion to the mean may occur and the current difficulty that large value managers have had in beating the value benchmark should dissipate.

During the semiannual period, oil prices climbed on concerns of limited supply and production cutbacks. The portfolio benefited from this trend; however, our sector underweight, when compared to the index, and focus on large, integrated oil firms instead of oil services companies had a negative impact on relative performance. Additionally, ExxonMobil, which rose 13%, has now reached a 6% weight in the index, while the fund has maintained a position about half that size for risk management and diversification.

In technology, the portfolio benefited from good stock selection, which delivered positive results. We were overweight in semiconductor stocks, which rose on the heels of better-than-expected company earnings. We continue to like this undervalued group and believe it will benefit from solid economic growth and rising capital expenditures.

We believe that recent performance below the benchmark suggests substantial underappreciated performance potential within the portfolio.

Thomas F. Sassi
Lead Manager

Steve Scrudato
Portfolio Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read the underlying prospectus for specific details regarding the product's investments and risk profile.

The Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Large Cap Value Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks	94%	99%
Cash Equivalents	6%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Financials	28%	31%
Information Technology	19%	15%
Energy	15%	7%
Health Care	10%	11%
Industrials	10%	11%
Consumer Discretionary	7%	9%
Consumer Staples	5%	7%
Materials	3%	7%
Telecommunication Services	2%	1%
Utilities	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 120. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

Scudder Large Cap Value Portfolio

	Shares	Value ($)

Common Stocks 93.3%
Consumer Discretionary 6.5%
Multiline Retail 1.5%
Family Dollar Stores, Inc.	178,300	4,653,630
Specialty Retail 5.0%
Lowe's Companies, Inc. (c)	90,200	5,251,444
RadioShack Corp.	133,000	3,081,610
The Gap, Inc.	220,100	4,346,975
TJX Companies, Inc.	95,400	2,322,990
		15,003,019
Consumer Staples 4.3%
Food Products 2.9%
General Mills, Inc.	108,800	5,090,752
Unilever NV (NY Shares)	55,500	3,598,065
		8,688,817
Household Products 1.4%
Kimberly-Clark Corp.	70,300	4,400,077
Energy 14.1%
Energy Equipment & Services 1.9%
Halliburton Co.	123,300	5,896,206
Oil, Gas & Consumable Fuels 12.2%
BP PLC (ADR)	97,444	6,078,557
ChevronTexaco Corp.	188,100	10,518,552
ExxonMobil Corp.	254,100	14,603,127
Royal Dutch Petroleum Co. (NY Shares)	86,000	5,581,400
		36,781,636
Financials 26.0%
Banks 12.3%
AmSouth Bancorp. (c)	179,300	4,661,800
Bank of America Corp.	164,326	7,494,909
BB&T Corp.	74,600	2,981,762
PNC Financial Services Group	55,500	3,022,530
SunTrust Banks, Inc.	51,400	3,713,136
US Bancorp.	177,600	5,185,920
Wachovia Corp.	94,900	4,707,040
Wells Fargo & Co.	89,900	5,536,042
		37,303,139
Capital Markets 2.9%
Bear Stearns Companies, Inc.	32,300	3,357,262
Merrill Lynch & Co., Inc.	96,700	5,319,467
		8,676,729
Diversified Financial Services 7.6%
Citigroup, Inc.	195,200	9,024,096
Freddie Mac	69,300	4,520,439
JPMorgan Chase & Co.	264,700	9,349,204
		22,893,739
Insurance 3.2%
Allstate Corp.	42,000	2,509,500
American International Group, Inc.	85,500	4,967,550
	Shares	Value ($)

Lincoln National Corp.	49,300	2,313,156
		9,790,206
Health Care 9.5%
Health Care Equipment & Supplies 2.0%
Baxter International, Inc.	166,100	6,162,310
Pharmaceuticals 7.5%
Abbott Laboratories	105,900	5,190,159
Bristol-Myers Squibb Co.	256,000	6,394,880
Johnson & Johnson	47,000	3,055,000
Pfizer, Inc.	127,500	3,516,450
Wyeth	103,000	4,583,500
		22,739,989
Industrials 9.0%
Aerospace & Defense 2.3%
Honeywell International, Inc.	190,800	6,989,004
Commercial Services & Supplies 1.9%
Avery Dennison Corp.	75,500	3,998,480
Pitney Bowes, Inc.	35,400	1,541,670
		5,540,150
Electrical Equipment 1.0%
Emerson Electric Co.	48,200	3,018,766
Industrial Conglomerates 3.8%
General Electric Co.	220,500	7,640,325
Textron, Inc.	51,900	3,936,615
		11,576,940
Information Technology 18.0%
Communications Equipment 3.4%
Cisco Systems, Inc.*	158,800	3,034,668
Nokia Oyj (ADR)	439,600	7,314,944
		10,349,612
Computers & Peripherals 3.8%
Hewlett-Packard Co.	253,797	5,966,767
International Business Machines Corp.	75,400	5,594,680
		11,561,447
IT Consulting & Services 3.2%
Automatic Data Processing, Inc.	155,400	6,522,138
First Data Corp.	77,000	3,090,780
		9,612,918
Semiconductors & Semiconductor Equipment 6.0%
Applied Materials, Inc. (c)	284,100	4,596,738
Intel Corp.	336,500	8,769,190
Texas Instruments, Inc.	168,700	4,735,409
		18,101,337
Software 1.6%
Microsoft Corp.	188,900	4,692,276
Materials 3.0%
Chemicals 1.0%
Air Products & Chemicals, Inc.	51,600	3,111,480
	Shares	Value ($)

Containers & Packaging 1.5%
Sonoco Products Co.	169,800	4,499,700
Metals & Mining 0.5%
Alcoa, Inc.	57,900	1,512,927
Telecommunication Services 1.6%
Diversified Telecommunication Services
SBC Communications, Inc.	87,300	2,073,375
Verizon Communications, Inc.	79,800	2,757,090
		4,830,465
Utilities 1.3%
Electric Utilities
Progress Energy, Inc.	88,100	3,985,644
Total Common Stocks (Cost $250,833,992)		282,372,163
	Shares	Value ($)

Securities Lending Collateral 3.9%
Scudder Daily Assets Fund Institutional, 3.19% (d) (e) (Cost $11,835,575)	11,835,575	11,835,575

Cash Equivalents 6.3%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $18,994,003)	18,994,003	18,994,003
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $281,663,570) (a)	103.5	313,201,741
Other Assets and Liabilities, Net	(3.5)	(10,666,576)
Net Assets	100.0	302,535,165
Notes to Scudder Large Cap Value Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $283,434,191. At June 30, 2005, net realized appreciation for all securities based on tax cost was $29,767,550. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $37,368,516 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,600,966.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005 amounted to $11,541,380, which is 3.8% of net assets.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $250,833,992) — including $11,541,380 of securities loaned	$ 282,372,163
Investment in Scudder Daily Assets Fund Institutional (cost $11,835,575)*	11,835,575
Investment in Scudder Cash Management QP Trust (cost $18,994,003)	18,994,003
Total investments in securities, at value (cost $281,663,570)	313,201,741
Cash	17,936
Receivable for investments sold	1,251,624
Dividends receivable	393,094
Interest receivable	29,299
Receivable for Portfolio shares sold	38,518
Other assets	4,262
Total assets	314,936,474
Liabilities
Payable for Portfolio shares redeemed	306,281
Payable upon return of securities loaned	11,835,575
Accrued management fee	194,400
Other accrued expenses and payables	65,053
Total liabilities	12,401,309
Net assets, at value	$ 302,535,165
Net Assets
Net assets consist of: Undistributed net investment income	$ 2,474,081
Net unrealized appreciation (depreciation) on investments	31,538,171
Accumulated net realized gain (loss)	(16,234,299)
Paid-in capital	284,757,212
Net assets, at value	$ 302,535,165
Class A Net Asset Value, offering and redemption price per share ($262,643,056 ÷ 17,259,976 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.22
Class B Net Asset Value, offering and redemption price per share ($39,892,109 ÷ 2,619,699 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.23

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $71,052)	$ 3,765,725
Interest — Scudder Cash Management QP Trust	100,488
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	26,238
Total Income	3,892,451
Expenses: Management fee	1,140,499
Custodian fees	7,643
Distribution service fees (Class B)	49,923
Record keeping fees (Class B)	25,468
Auditing	22,169
Legal	6,384
Trustees' fees and expenses	3,306
Reports to shareholders	24,440
Other	8,690
Total expenses, before expense reductions	1,288,522
Expense reductions	(1,277)
Total expenses, after expense reductions	1,287,245
Net investment income (loss)	2,605,206
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	10,331,679
Net unrealized appreciation (depreciation) during the period on investments	(18,771,577)
Net gain (loss) on investment transactions	(8,439,898)
Net increase (decrease) in net assets resulting from operations	$ (5,834,692)

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 2,605,206	$ 5,323,805
Net realized gain (loss) on investment transactions	10,331,679	13,617,082
Net unrealized appreciation (depreciation) during the period on investment transactions	(18,771,577)	9,876,005
Net increase (decrease) in net assets resulting from operations	(5,834,692)	28,816,892
Distributions to shareholders from: Net investment income Class A	(4,761,672)	(4,099,698)
Class B	(575,737)	(305,336)
Portfolio share transactions: Class A Proceeds from shares sold	15,822,882	26,091,725
Reinvestment of distributions	4,761,672	4,099,698
Cost of shares redeemed	(22,123,675)	(40,278,155)
Net increase (decrease) in net assets from Class A share transactions	(1,539,121)	(10,086,732)
Class B Proceeds from shares sold	2,296,571	22,917,145
Reinvestment of distributions	575,737	305,336
Cost of shares redeemed	(1,948,679)	(3,736,209)
Net increase (decrease) in net assets from Class B share transactions	923,629	19,486,272
Increase (decrease) in net assets	(11,787,593)	33,811,398
Net assets at beginning of period	314,322,758	280,511,360
Net assets at end of period (including undistributed net investment income of $2,474,081 and $5,206,284, respectively)	$ 302,535,165	$ 314,322,758
Other Information
Class A Shares outstanding at beginning of period	17,350,180	18,033,776
Shares sold	1,031,188	1,766,310
Shares issued to shareholders in reinvestment of distributions	312,241	282,738
Shares redeemed	(1,433,633)	(2,732,644)
Net increase (decrease) in Portfolio shares	(90,204)	(683,596)
Shares outstanding at end of period	17,259,976	17,350,180
Class B Shares outstanding at beginning of period	2,560,016	1,221,656
Shares sold	148,189	1,563,652
Shares issued to shareholders in reinvestment of distributions	37,679	21,029
Shares redeemed	(126,185)	(246,321)
Net increase (decrease) in Portfolio shares	59,683	1,338,360
Shares outstanding at end of period	2,619,699	2,560,016

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.79	$ 14.57	$ 11.24	$ 13.40	$ 13.40	$ 14.70
Income (loss) from investment operations: Net investment income (loss)[c]	.13	.27	.24	.23	.23	.30
Net realized and unrealized gain (loss) on investment transactions	(.42)	1.18	3.33	(2.20)	.01	1.40
Total from investment operations	(.29)	1.45	3.57	(1.97)	.24	1.70
Less distributions from: Net investment income	(.28)	(.23)	(.24)	(.19)	(.24)	(.40)
Net realized gains on investment transactions	—	—	—	—	—	(2.60)
Total distributions	(.28)	(.23)	(.24)	(.19)	(.24)	(3.00)
Net asset value, end of period	$ 15.22	$ 15.79	$ 14.57	$ 11.24	$ 13.40	$ 13.40
Total Return (%)	(1.84)**	10.07	32.60	(14.98)	1.87	16.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	263	274	263	215	257	219
Ratio of expenses (%)	.80*	.80	.80	.79	.79	.80
Ratio of net investment income (loss) (%)	1.76*	1.84	1.94	1.84	1.75	2.55
Portfolio turnover rate (%)	43*	40	58	84	72	56

a For the six months ended June 30, 2005 (Unaudited).

b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

c Based on average shares outstanding during the period.

* Annualized

** Not annualized

Class B

Years Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.77	$ 14.55	$ 11.23	$ 12.77
Income (loss) from investment operations: Net investment income (loss)[c]	.11	.22	.18	.15
Net realized and unrealized gain (loss) on investment transactions	(.43)	1.17	3.35	(1.69)
Total from investment operations	(.32)	1.39	3.53	(1.54)
Less distributions from: Net investment income	(.22)	(.17)	(.21)	—
Net asset value, end of period	$ 15.23	$ 15.77	$ 14.55	$ 11.23
Total Return (%)	(2.03)**	9.65	32.19	(12.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	40	18.5
Ratio of expenses (%)	1.18*	1.18	1.19	1.04*
Ratio of net investment income (loss) (%)	1.38*	1.46	1.55	2.74*
Portfolio turnover rate (%)	43*	40	58	84**

a For the six months ended June 30, 2005 (Unaudited).

b For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on average shares outstanding during the period.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

Scudder Mercury Large Cap Core Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,041.50	$ 1,040.60
Expenses Paid per $1,000*	$ 5.06	$ 6.02
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,019.84	$ 1,018.89
Expenses Paid per $1,000*	$ 5.01	$ 5.96

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Mercury Large Cap Core Portfolio	1.00%	1.19%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Scudder Mercury Large Cap Core Portfolio

The portfolio returned 4.15% (Class A shares, unadjusted for contract charges) during the first six months of 2005, while its benchmark, the Russell 1000 Index, rose 0.11%. The portfolio's performance versus the benchmark benefited most from our holdings in the consumer discretionary and health care sectors. Both stock selection and an overweight in energy also fueled performance. On the flip side, stock selection and an overweight in information technology, security selection in consumer staples and an overweight in the consumer discretionary sector hindered return.

During the six-month period, shares of large-cap value companies outperformed large-cap growth stocks. The Russell 1000 Value Index posted a 1.76% gain, versus the 1.72% decline of the Russell 1000 Growth Index. The broad US equity market, as represented by the S&P 500 Index, dipped 0.81% for the period.

Among the portfolio's top 10 holdings, ConocoPhillips in the energy sector was the main driver of outperformance versus the benchmark year to date. UnitedHealth Group Inc. also had a positive impact. Conversely, a small overweight in ExxonMobil Corp. slightly detracted from the relative return.

The portfolio's pro-cyclical bias benefited performance during the period, so we maintain this strategy. Accordingly, the portfolio's largest overweights versus the Russell 1000 Index are in the information technology, energy, health care, materials and consumer discretionary sectors, while its most notable underweights are in financials, consumer staples and industrials.

Bob Doll, CFA, CPA
Lead Portfolio Manager

Tasos Bouloutas Brenda Sklar
Dan Hansen Gregory Brunk
Portfolio Managers

Fund Asset Management L.P. (doing business as Mercury Advisors), Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the US. This larger capitalization, market-oriented index is highly correlated with the S&P 500 Index.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index which consists of those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values.

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Mercury Large Cap Core Portfolio

Asset Allocation	6/30/05	12/31/04

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Information Technology	25%	24%
Health Care	21%	12%
Energy	16%	11%
Consumer Discretionary	14%	18%
Financials	11%	12%
Industrials	6%	8%
Utilities	3%	3%
Materials	3%	8%
Consumer Staples	1%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 5. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

Scudder Mercury Large Cap Core Portfolio

	Shares	Value ($)

Common Stocks 99.8%
Consumer Discretionary 14.2%
Auto Components 0.3%
Goodyear Tire & Rubber Co.*	470	7,003
Diversified Consumer Services 0.6%
ITT Educational Services, Inc.*	280	14,958
Hotels Restaurants & Leisure 0.8%
Darden Restaurants, Inc.	610	20,118
Household Durables 2.1%
Lennar Corp. "A"	425	26,966
NVR, Inc.*	30	24,300
		51,266
Media 0.6%
Getty Images, Inc.*	160	11,881
Omnicom Group, Inc.	50	3,993
		15,874
Multiline Retail 2.2%
J.C. Penney Co., Inc.	525	27,604
Nordstrom, Inc.	405	27,528
		55,132
Specialty Retail 7.6%
Abercrombie & Fitch Co. "A"	385	26,450
Advance Auto Parts, Inc.*	295	19,042
American Eagle Outfitters, Inc.	835	25,593
AutoZone, Inc.*	285	26,351
Circuit City Stores, Inc.	1,245	21,526
Michaels Stores, Inc.	520	21,512
Pacific Sunwear of California, Inc.*	360	8,276
Staples, Inc.	1,205	25,691
The Gap, Inc.	785	15,504
		189,945
Consumer Staples 1.5%
Food Products 1.1%
Archer-Daniels-Midland Co.	1,265	27,046
Household Products 0.2%
Procter & Gamble Co.	100	5,275
Tobacco 0.2%
Altria Group, Inc.	70	4,526
Energy 15.7%
Oil, Gas & Consumable Fuels
Amerada Hess Corp.	245	26,095
Anadarko Petroleum Corp.	375	30,806
Burlington Resources, Inc.	535	29,554
ConocoPhillips	720	41,393
Devon Energy Corp.	625	31,675
ExxonMobil Corp.	1,785	102,584
Kerr-McGee Corp.	140	10,683
Marathon Oil Corp.	20	1,067
Occidental Petroleum Corp.	425	32,695
Sunoco, Inc.	255	28,988
Unocal Corp.	335	18,539
	Shares	Value ($)

Valero Energy Corp.	395	31,249
Williams Companies, Inc.	350	6,650
		391,978
Financials 10.9%
Banks 0.5%
Bank of America Corp.	310	14,139
Capital Markets 1.6%
Bear Stearns Companies, Inc.	80	8,315
Lehman Brothers Holdings, Inc.	325	32,266
		40,581
Diversified Financial Services 1.1%
Citigroup, Inc.	540	24,965
JPMorgan Chase & Co.	60	2,119
		27,084
Insurance 7.7%
Allstate Corp.	570	34,058
American International Group, Inc.	40	2,328
Chubb Corp.	335	28,679
MetLife, Inc.	655	29,436
Progressive Corp.	120	11,857
Prudential Financial, Inc.	505	33,158
Safeco Corp.	465	25,268
UnumProvident Corp.	1,045	19,145
W.R. Berkley Corp.	227	8,099
		192,028
Health Care 20.5%
Biotechnology 1.1%
Invitrogen Corp.*	335	27,902
Health Care Equipment & Supplies 0.9%
Becton, Dickinson & Co.	430	22,562
Health Care Providers & Services 12.9%
Aetna, Inc.	385	31,886
Caremark Rx, Inc.*	675	30,051
CIGNA Corp.	285	30,504
Express Scripts, Inc.*	550	27,489
HCA, Inc.	535	30,318
Humana, Inc.*	665	26,427
Laboratory Corp. of America Holdings*	420	20,958
McKesson Corp.	665	29,785
PacifiCare Health Systems, Inc.*	395	28,223
Quest Diagnostics, Inc.	505	26,901
UnitedHealth Group, Inc.	765	39,887
Universal Health Services, Inc. "B"	10	622
		323,051
Pharmaceuticals 5.6%
Barr Pharmaceuticals, Inc.*	350	17,059
Johnson & Johnson	1,005	65,325
Pfizer, Inc.	2,060	56,815
		139,199
	Shares	Value ($)

Industrials 6.0%
Aerospace & Defense 0.8%
Goodrich Corp.	135	5,529
Raytheon Co.	390	15,257
		20,786
Electrical Equipment 1.1%
Rockwell Automation, Inc.	550	26,791
Industrial Conglomerates 2.1%
General Electric Co.	1,510	52,322
Road & Rail 2.0%
CSX Corp.	570	24,316
Yellow Roadway Corp.*	525	26,670
		50,986
Information Technology 25.2%
Communications Equipment 1.5%
Cisco Systems, Inc.*	165	3,153
Motorola, Inc.	1,875	34,238
		37,391
Computers & Peripherals 6.0%
Dell, Inc.*	1,145	45,239
Hewlett-Packard Co.	1,685	39,614
NCR Corp.*	655	23,003
QLogic Corp.*	685	21,146
Storage Technology Corp.*	175	6,351
Western Digital Corp.*	1,090	14,628
		149,981
Electronic Equipment & Instruments 0.5%
Jabil Circuit, Inc.*	430	13,214
IT Consulting & Services 2.5%
CheckFree Corp.*	530	18,052
Computer Sciences Corp.*	140	6,118
Fiserv, Inc.*	595	25,555
Sabre Holdings Corp.	645	12,868
		62,593
Office Electronics 0.7%
Xerox Corp.*	1,245	17,168
Semiconductors & Semiconductor Equipment 3.5%
Intel Corp.	1,115	29,057
Lam Research Corp.*	785	22,718
NVIDIA Corp.*	730	19,505
Texas Instruments, Inc.	570	16,000
		87,280
	Shares	Value ($)

Software 10.5%
Adobe Systems, Inc.	420	12,020
Autodesk, Inc.	715	24,575
BEA Systems, Inc.*	3,205	28,140
BMC Software, Inc.*	775	13,911
Citrix Systems, Inc.*	1,125	24,368
Computer Associates International, Inc.	880	24,182
Intuit, Inc.*	595	26,841
McAfee, Inc.*	1,005	26,312
Mercury Interactive Corp.*	645	24,742
Microsoft Corp.	935	23,225
Oracle Corp.*	2,605	34,386
		262,702
Materials 2.9%
Chemicals 2.0%
Eastman Chemical Co.	415	22,887
Monsanto Co.	445	27,977
		50,864
Metals & Mining 0.9%
Nucor Corp.	490	22,354
Utilities 2.9%
Electric Utilities 1.5%
American Electric Power Co., Inc.	110	4,056
Edison International	645	26,155
Northeast Utilities	360	7,509
		37,720
Independent Power Producers & Energy Traders 1.4%
Dynegy, Inc. "A"*	2,170	10,546
TXU Corp.	305	25,343
		35,889
Total Common Stocks (Cost $2,332,886)		2,497,708

Cash Equivalents 1.0%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $26,180)	26,180	26,180
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,359,066) (a)	100.8	2,523,888
Other Assets and Liabilities	(0.8)	(20,443)
Net Assets	100.0	2,503,445
Notes to Scudder Mercury Large Cap Core Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $2,359,066. At June 30, 2005, net realized appreciation for all securities based on tax cost was $164,822. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $200,602 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $35,780.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $2,332,886)	$ 2,497,708
Investment in Scudder Cash Management QP Trust (cost $26,180)	26,180
Total investments in securities, at value (cost $2,359,066)	2,523,888
Cash	162
Receivable for investments sold	13,044
Dividends receivable	1,917
Interest receivable	261
Receivable for Portfolio shares sold	3,913
Due from Advisor	23,160
Total assets	2,566,345
Liabilities
Payable for investments purchased	19,708
Payable for Portfolio shares redeemed	5,407
Other accrued expenses and payables	37,785
Total liabilities	62,900
Net assets, at value	$ 2,503,445
Net Assets
Net assets consist of: Undistributed net investment income	$ 91
Net unrealized appreciation (depreciation) on investments	164,822
Accumulated net realized gain (loss)	(39,394)
Paid-in capital	2,377,926
Net assets, at value	$ 2,503,445
Class A Net Asset Value, offering and redemption price per share ($541,194 ÷ 50,284 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.76
Class B Net Asset Value, offering and redemption price per share ($1,962,251 ÷ 182,546 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.75

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends	$ 10,063
Interest — Scudder Cash Management QP Trust	435
Total Income	10,498
Expenses: Management fee	8,145
Custodian and accounting fees	26,761
Distribution service fees (Class B)	1,608
Record keeping fees (Class B)	529
Auditing	11,341
Legal	2,273
Trustees' fees and expenses	3
Reports to shareholders	1,817
Offering cost	793
Other	460
Total expenses, before expense reductions	53,730
Expense reductions	(43,429)
Total expenses, after expense reductions	10,301
Net investment income (loss)	197
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(38,468)
Net unrealized appreciation (depreciation) during the period on investments	121,048
Net gain (loss) on investment transactions	82,580
Net increase (decrease) in net assets resulting from operations	$ 82,777

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Period Ended December 31, 2004[a]
Operations: Net investment income (loss)	$ 197	$ 1,239
Net realized gain (loss) on investment transactions	(38,468)	6,729
Net unrealized appreciation (depreciation) during the period on investment transactions	121,048	43,774
Net increase (decrease) in net assets resulting from operations	82,777	51,742
Distributions to shareholders from: Net investment income Class A	(725)	—
Class B	(1,862)	—
Net realized gains Class A	(2,250)	—
Class B	(5,405)	—
Portfolio share transactions: Class A Proceeds from shares sold	—	499,964
Reinvestment of distributions	2,975	—
Net increase (decrease) in net assets from Class A share transactions	2,975	499,964
Class B Proceeds from shares sold	879,568	1,008,929
Reinvestment of distributions	7,267	—
Cost of shares redeemed	(19,118)	(417)
Net increase (decrease) in net assets from Class B share transactions	867,717	1,008,512
Increase (decrease) in net assets	943,227	1,508,476
Net assets at beginning of period	1,560,218	—
Net assets at end of period (including undistributed net investment income of $91 and $2,481, respectively)	$ 2,503,445	$ 1,560,218
Other Information
Class A Shares outstanding at beginning of period	50,000	—
Shares sold	—	50,000
Shares issued to shareholders in reinvestment of distributions	284	—
Net increase (decrease) in Portfolio shares	284	50,000
Shares outstanding at end of period	50,284	50,000
Class B Shares outstanding at beginning of period	100,195	—
Shares sold	83,472	100,236
Shares issued to shareholders in reinvestment of distributions	693	—
Shares redeemed	(1,814)	(41)
Net increase (decrease) in Portfolio shares	82,351	100,195
Shares outstanding at end of period	182,546	100,195

a For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

	2005[a]	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.39	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.01	.01
Net realized and unrealized gain (loss) on investment transactions	.43	.38
Total from investment operations	.44	.39
Less distributions from: Net investment income	(.02)	—
Net realized gains on investment transactions	(.05)	—
Total distributions	(.07)	—
Net asset value, end of period	$ 10.76	$ 10.39
Total Return (%)[d]	4.15**	3.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1
Ratio of expenses before expense reductions (%)	5.69*	22.15*
Ratio of expenses after expense reductions (%)	1.00*	1.12*
Ratio of net investment income (loss) (%)	.16*	.79*
Portfolio turnover rate (%)	88*	104*

a For the six months ended June 30, 2005 (Unaudited).

b For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

c Based on average shares outstanding during the period.

d Total returns would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

Class B

	2005[a]	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.39	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.00)[d]	.01
Net realized and unrealized gain (loss) on investment transactions	.43	.38
Total from investment operations	.43	.39
Less distributions from: Net investment income	(.02)	—
Net realized gains on investment transactions	(.05)	—
Total distributions	(.07)	—
Net asset value, end of period	$ 10.75	$ 10.39
Total Return (%)[e]	4.06**	3.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1
Ratio of expenses before expense reductions (%)	6.03*	22.55*
Ratio of expenses after expense reductions (%)	1.19*	1.11*
Ratio of net investment income (loss) (%)	(.03)*	.80*
Portfolio turnover rate (%)	88*	104*

a For the six months ended June 30, 2005 (Unaudited).

b For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

c Based on average shares outstanding during the period.

d Amount is less than $.005

e Total returns would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

Information About Your Portfolio's Expenses

Scudder Money Market Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these table is meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,011.30	$ 1,009.40
Expenses Paid per $1,000*	$ 2.54	$ 4.43
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,022.27	$ 1,020.38
Expenses Paid per $1,000*	$ 2.56	$ 4.46

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Money Market Portfolio	.51%	.89%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Scudder Money Market Portfolio

Short-term interest rates rose steadily during the semiannual period as investors reacted to rising oil prices, increasing signs of inflationary pressure and the continued series of interest rate increases by the US Federal Reserve Board (the Fed). The federal funds rate stood at 3.25% on June 30, 2005, compared with 2.25% six months earlier, following four hikes of 0.25% by the Fed. The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely-watched indicator of US Federal Reserve Board monetary policy. The one-year LIBOR rate, an industry standard for measuring one-year money market rates, stood at a four-year high of 3.90% at the close of the period.

The portfolio provided a total return of 1.13% (Class A shares, unadjusted for contract charges) for the six months ended June 30, 2005, compared with the 1.07% average return for funds in the Lipper Money Market Funds category for the same period. The seven-day current yield for the portfolio was 2.73% as of June 30, 2005.

Our strategy was to keep the portfolio's average maturity relatively short in order to reduce risk, generally limiting our purchases to three-month-maturity issues and shorter. (Shorter-term securities are generally less risky than longer-term securities and are therefore potentially more attractive in a difficult environment.) From time to time, when the market offered more attractive yields at longer maturities, we added some longer-term issues. Overall, we maintain our conservative investment strategy and our insistence on the highest credit quality within the portfolio.

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Deutsche Investment Management Americas Inc.

Performance is historical, assumes reinvestment of all dividends, and does not guarantee future results. Current performance may be higher or lower than the performance quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Investment returns will fluctuate.

Risk Considerations

An investment in this portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio. Please read this portfolio's prospectus for specific details regarding its investment and risk profile.

LIBOR, the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

The Lipper Money Market Funds category includes funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days and that intend to keep a constant net asset value. It is not possible to invest directly in a Lipper category.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Money Market Portfolio

Asset Allocation	6/30/05	12/31/04

Repurchase Agreements	26%	8%
Short-Term Notes	23%	22%
Commercial Paper	22%	41%
Certificates of Deposit and Bank Notes	16%	12%
US Government Sponsored Agencies+	10%	11%
Funding Agreement	2%	3%
Promissory Notes	1%	3%
	100%	100%

+ Not backed by the full faith and credit of the US Government

Weighted Average Maturity*
Scudder Variable Series II — Money Market Portfolio	36 days	30 days
First Tier Money Fund Average	36 days	36 days

* The Funds are compared to their respective iMoneyNet category: Category includes only non-government retail funds that are not holding any second tier securities. Portfolio Holdings of First Tier funds include U.S. Treasury, U.S. Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier CP, Floating Rate Notes and Asset backed Commercial Paper.

Asset allocation is subject to change.

For more complete details about the Portfolios' holdings, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

Scudder Money Market Portfolio

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 16.0%
Bank of The West, 3.1%, 7/1/2005	5,000,000	5,000,000
Barclays Bank PLC, 3.06%, 8/9/2005	6,000,000	6,000,000
Depfa Bank PLC, 3.22%, 2/6/2006	3,000,000	3,000,000
HBOS Treasury Services PLC, 3.8%, 7/10/2006	3,000,000	3,000,000
Societe Generale:
2.955%, 8/8/2005	6,000,000	6,000,031
3.265%, 3/3/2006	3,000,000	3,000,000
Toronto Dominion Bank, 3.75%, 5/16/2006	3,000,000	2,999,744
UniCredito Italiano SpA, 3.8%, 6/15/2006	3,000,000	3,000,000
Wells Fargo Bank NA, 3.1%, 7/8/2005	15,000,000	15,000,000
Total Certificates of Deposit and Bank Notes (Cost $46,999,775)		46,999,775

Commercial Paper** 21.8%
Apreco LLC, 3.33%, 8/8/2005	14,000,000	13,950,938
Charta LLC, 3.26%, 8/4/2005	14,000,000	13,957,028
Giro Funding US Corp., 3.13%, 7/8/2005	11,000,000	10,993,305
Kitty Hawk Funding Corp., 3.32%, 7/25/2005	8,128,000	8,110,064
RWE AG, 2.92%, 8/1/2005	9,000,000	8,977,448
Verizon Network Funding Corp., 3.21%, 7/7/2005	8,000,000	7,995,720
Total Commercial Paper (Cost $63,984,503)		63,984,503

Short-Term Notes 23.2%
American Honda Finance Corp., 3.404%*, 6/22/2006	2,000,000	2,000,000
Credit Suisse First Boston, 3.38%*, 9/9/2005	7,000,000	7,000,315
Depfa Bank PLC, 3.42%*, 9/15/2005	4,000,000	4,000,000
HSBC Finance Corp., 3.37%*, 8/18/2005	12,000,000	12,002,091
International Business Machines Corp., 3.14%*, 3/8/2006	3,000,000	2,999,697
Kimberly-Clark Corp., 4.5%, 7/30/2005	8,000,000	8,009,096
Links Finance LLC, 3.215%*, 5/22/2006	6,000,000	5,999,451
Merrill Lynch & Co., Inc.:
3.2%*, 5/5/2006	3,000,000	3,002,039
3.471%*, 3/17/2006	10,000,000	10,005,180
	Principal Amount ($)	Value ($)

Morgan Stanley, 3.508%*, 11/15/2005	10,000,000	10,000,000
Skandinaviska Enskila Banken, 3.27%*, 7/18/2006	3,000,000	3,000,000
Total-Short Term Notes (Cost $68,017,869)		68,017,869

Promissory Note* 1.0%
The Goldman Sachs Group, Inc., 3.538%, 10/28/2005 (Cost $3,000,000)	3,000,000	3,000,000

Funding Agreement* 2.4%
New York Life Insurance Co., 3.514%, 9/20/2005 (Cost $7,000,000)	7,000,000	7,000,000

US Government Sponsored Agencies+ 9.5%
Federal Home Loan Mortgage Corp.:
3.083%*, 10/7/2005	10,000,000	10,000,000
3.184%*, 11/7/2005	5,000,000	5,000,000
Federal National Mortgage Association:
3.04%*, 9/7/2006	3,000,000	2,997,354
3.05%**, 7/1/2005	10,000,000	10,000,000
Total US Government Sponsored Agencies (Cost $27,997,354)		27,997,354

Repurchase Agreements 26.2%
JPMorgan Chase, Inc., 3.43%, dated 6/30/2005, to be repurchased at $24,002,287 on 7/1/2005 (b)	24,000,000	24,000,000
Morgan Stanley, 3.4%, dated 6/30/2005, to be repurchased at $51,004,817 on 7/1/2005 (c)	51,000,000	51,000,000
State Street Bank and Trust Co., 2.65%, dated 6/30/2005, to be repurchased at $1,913,141 on 7/1/2005 (d)	1,913,000	1,913,000
Total Repurchase Agreements (Cost $76,913,000)		76,913,0000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $293,912,501) (a)	100.1	293,912,501
Other Assets and Liabilities, Net	(0.1)	(390,323)
Net Assets	100.0	293,522,178
Notes to Scudder Money Market Portfolio of Investments

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2005.

** Annualized yield at time of purchase; not a coupon rate.

+ Not backed by the full faith and credit of the US Government.

(a) Cost for federal income tax purposes was $293,912,501.

(b) Collateralized by $31,620,461 Federal National Mortgage Association, Principal Only, Zero coupon with various maturities from 7/1/2034 to 2/1/2035 with a value of $24,720,623.

(c) Collateralized by a $52,735,000 Federal National Mortgage Association, with various coupon rates from 2.625-2.81%, and various maturities from 9/28/2006 to 1/9/2007 with a value of $52,421,244.

(d) Collateralized by a $1,940,000 Federal Farm Credit Bank, 2.125% maturing on 8/15/2005 with a value of $1,952,263.

Principal Only (PO) Bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at amortized cost (cost $216,999,501)	$ 216,999,501
Repurchase agreements, at amortized cost (cost $76,913,000)	76,913,000
Total investments in securities, at amortized cost (cost $293,912,501)	293,912,501
Cash	437
Interest receivable	702,708
Receivable for Portfolio shares sold	42,969
Other assets	5,995
Total assets	294,664,610
Liabilities
Dividends payable	313,998
Payable for Portfolio shares redeemed	651,009
Accrued management fee	108,327
Other accrued expenses and payables	69,098
Total liabilities	1,142,432
Net assets, at value	$ 293,522,178
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(41,483)
Accumulated net realized gain (loss)	(16)
Paid-in capital	293,563,677
Net assets, at value	$ 293,522,178
Class A Net Asset Value, offering and redemption price per share ($239,314,521 ÷ 239,347,534 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class B Net Asset Value, offering and redemption price per share ($54,207,657 ÷ 54,212,661 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Interest	$ 4,298,332
Expenses: Management fee	711,320
Custodian fees	9,399
Distribution service fees (Class B)	65,674
Record keeping fees (Class B)	32,989
Auditing	18,122
Legal	8,358
Trustees' fee and expenses	3,698
Reports to shareholders	34,535
Other	8,478
Total expenses, before expense reductions	892,573
Expense reductions	(1,231)
Total expenses, after expense reductions	891,342
Net investment income (loss)	3,406,990
Net realized gain (loss) from investments	(16)
Net increase (decrease) in net assets resulting from operations	$ 3,406,974

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income	$ 3,406,990	$ 3,038,989
Net realized gain (loss) on investment transactions	(16)	3,830
Net increase (decrease) in net assets resulting from operations	3,406,974	3,042,819
Distributions to shareholders from: Net investment income Class A	(2,910,012)	(2,746,531)
Class B	(496,383)	(313,926)
Portfolio share transactions: Class A Proceeds from shares sold	114,574,572	220,350,001
Reinvestment of distributions	2,816,208	2,679,083
Cost of shares redeemed	(119,350,996)	(308,224,544)
Net increase (decrease) in net assets from Class A share transactions	(1,960,216)	(85,195,460)
Class B Proceeds from shares sold	35,038,325	69,563,948
Reinvestment of distributions	473,950	295,489
Cost of shares redeemed	(34,016,944)	(83,569,264)
Net increase (decrease) in net assets from Class B share transactions	1,495,331	(13,709,827)
Increase (decrease) in net assets	(464,306)	(98,922,925)
Net assets at beginning of period	293,986,484	392,909,409
Net assets at end of period (including accumulated distributions in excess of net investment income of $41,483 and $42,078, respectively)	$ 293,522,178	$ 293,986,484
Other Information
Class A Shares outstanding at beginning of period	241,307,750	326,503,210
Shares sold	114,574,572	220,350,001
Shares issued to shareholders in reinvestment of distributions	2,816,208	2,679,083
Shares redeemed	(119,350,996)	(308,224,544)
Net increase (decrease) in Portfolio shares	(1,960,216)	(85,195,460)
Shares outstanding at end of period	239,347,534	241,307,750
Class B Shares outstanding at beginning of period	52,717,331	66,427,158
Shares sold	35,038,324	69,563,948
Shares issued to shareholders in reinvestment of distributions	473,950	295,489
Shares redeemed	(34,016,944)	(83,569,264)
Net increase (decrease) in Portfolio shares	1,495,330	(13,709,827)
Shares outstanding at end of period	54,212,661	52,717,331

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.011	.009	.007	.013	.037	.059
Total from investment operations	.011	.009	.007	.013	.037	.059
Less distributions from: Net investment income	(.011)	(.009)	(.007)	(.013)	(.037)	(.059)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	1.13**	.91	.72	1.35	3.75	6.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	239	241	326	570	671	279
Ratio of expenses (%)	.51*	.53	.54	.54	.55	.58
Ratio of net investment income (%)	2.28*	.88	.73	1.35	3.39	5.94

a For the six months ended June 30, 2005 (Unaudited).

* Annualized

** Not annualized

Class B

Years Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.009	.005	.004	.007
Total from investment operations	.009	.005	.004	.007
Less distributions from: Net investment income	(.009)	(.005)	(.004)	(.007)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	.94**	.52	.42	.67**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54	53	66	3
Ratio of expenses before expense reductions (%)	.89*	.91	.93	.79*
Ratio of expenses after expense reductions (%)	.89*	.91	.92	.64*
Ratio of net investment income (%)	1.90*	.50	.35	1.11*

a For the six months ended June 30, 2005 (Unaudited).

b For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

Scudder Small Cap Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,010.30	$ 1,008.80
Expenses Paid per $1,000*	$ 3.54	$ 5.43
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,021.27	$ 1,019.39
Expenses Paid per $1,000*	$ 3.56	$ 5.46

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Small Cap Growth Portfolio	.71%	1.09%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Scudder Small Cap Growth Portfolio

During the first quarter of 2005, a strong, low-inflation economic environment favored mid- and large-cap stocks over small caps. In the second quarter, however, mixed economic data suggested that growth may be slowing. Over the six-month period, small caps rebounded during the second quarter from their last place first-quarter finish as surging oil prices led investors to move into smaller, specialized companies.

For its most recent semiannual period, the portfolio returned 1.03% (Class A shares, unadjusted for contract charges), handily outperforming the -3.58% return of the Russell 2000 Growth Index.

The largest contributor to the portfolio's return over the six-month period was strong stock selection in the health care sector, particularly within the providers and services industry, which includes our holdings in companies dealing with laser vision-correction and managed care. Positive stock selection within consumer discretionary and information technology also helped returns. The portfolio benefited from an overweight in the consumer discretionary sector and underweight in materials during the period. Based on significantly higher oil prices, energy was the strongest-performing sector in the Russell 2000 Growth Index by a wide margin. However, our stock selection within energy detracted from performance. Going forward, we are optimistic that the portfolio is suitably positioned given the current market environment.

Samuel A. Dedio
Robert S. Janis

Co-Lead Portfolio Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the portfolio could suffer losses on its derivatives positions. Please read this portofolio's prospectus for specific details regarding this product's investments and risk profile.

The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values. Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Small Cap Growth Portfolio

Asset Allocation (Excludes Security Lending Collateral)	6/30/05	12/31/04

Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Health Care	28%	24%
Information Technology	23%	29%
Consumer Discretionary	22%	22%
Industrials	9%	8%
Financials	7%	8%
Energy	7%	3%
Consumer Staples	3%	5%
Telecommunication Services	1%	—
Materials	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 24. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

Scudder Small Cap Growth Portfolio

	Shares	Value ($)

Common Stocks 99.1%
Consumer Discretionary 21.6%
Hotels Restaurants & Leisure 7.4%
Buffalo Wild Wings, Inc.* (d)	96,100	2,998,320
P.F. Chang's China Bistro, Inc.*	105,800	6,240,084
RARE Hospitality International, Inc.*	198,350	6,043,724
Shuffle Master, Inc.* (d)	182,700	5,121,081
		20,403,209
Media 2.0%
Lions Gate Entertainment Corp.* (d)	540,800	5,548,608
Specialty Retail 9.0%
A.C. Moore Arts & Crafts, Inc.*	183,700	5,806,757
Aeropostale, Inc.*	213,400	7,170,240
Hot Topic, Inc.*	319,500	6,108,840
Kenneth Cole Productions, Inc. "A"	177,700	5,530,024
		24,615,861
Textiles, Apparel & Luxury Goods 3.2%
Gildan Activewear, Inc. "A"*	217,200	5,723,220
The Warnaco Group, Inc.*	136,000	3,162,000
		8,885,220
Consumer Staples 2.9%
Household Products
Jarden Corp.*	146,300	7,888,496
Energy 7.3%
Energy Equipment & Services 3.8%
Grey Wolf, Inc.*	876,500	6,494,865
Universal Compression Holdings, Inc.*	112,400	4,073,376
		10,568,241
Oil, Gas & Consumable Fuels 3.5%
Bill Barrett Corp.*	130,600	3,863,148
Bois d'Arc Energy, Inc.*	58,400	861,400
Comstock Resources, Inc.*	187,500	4,741,875
		9,466,423
Financials 7.5%
Banks 4.0%
PrivateBancorp, Inc. (d)	120,800	4,273,904
Signature Bank*	136,700	3,335,480
Texas Capital Bancshares, Inc.*	175,500	3,464,370
		11,073,754
Diversified Financial Services 2.3%
Affiliated Managers Group, Inc.* (d)	92,000	6,286,360
Insurance 1.2%
KMG America Corp.*	345,000	3,429,300
Health Care 27.6%
Health Care Equipment & Supplies 6.0%
American Medical Systems Holdings, Inc.*	246,800	5,096,420
ArthroCare Corp.* (d)	159,200	5,562,448
Hologic, Inc.*	10,100	401,475
	Shares	Value ($)

Wright Medical Group, Inc.*	205,300	5,481,510
		16,541,853
Health Care Providers & Services 21.6%
Amedisys, Inc.* (d)	170,900	6,285,702
American Healthways, Inc.* (d)	146,200	6,179,874
AMERIGROUP Corp.*	146,700	5,897,340
AmSurg Corp.*	149,300	4,134,117
Centene Corp.*	304,800	10,235,184
Chemed Corp.	96,500	3,944,920
HealthExtras, Inc.*	178,900	3,590,523
LCA-Vision, Inc. (d)	143,500	6,954,010
Psychiatric Solutions, Inc.*	135,800	6,614,818
United Surgical Partners International, Inc.*	111,700	5,817,336
		59,653,824
Industrials 8.7%
Commercial Services & Supplies 0.6%
Morningstar, Inc.* (d)	62,300	1,753,745
Construction & Engineering 1.3%
Dycom Industries, Inc.*	182,900	3,623,249
Machinery 3.2%
Actuant Corp. "A"*	92,600	4,439,244
Watts Water Technologies, Inc. "A"	127,000	4,253,230
		8,692,474
Road & Rail 0.9%
Heartland Express, Inc.	130,946	2,544,281
Transportation Infrastructure 2.7%
Greenbrier Companies, Inc.	96,600	2,617,860
Overnite Corp.	111,300	4,783,674
		7,401,534
Information Technology 22.5%
Communications Equipment 2.6%
ADTRAN, Inc.	120,200	2,979,758
Foundry Networks, Inc.*	493,900	4,262,357
		7,242,115
Electronic Equipment & Instruments 1.8%
National Instruments Corp.	229,500	4,865,400
Internet Software & Services 5.7%
Digital River, Inc.* (d)	194,500	6,175,375
j2 Global Communications, Inc.* (d)	134,800	4,642,512
Websense, Inc.*	101,100	4,857,855
		15,675,742
Semiconductors & Semiconductor Equipment 6.8%
Emulex Corp.*	323,100	5,899,806
FormFactor, Inc.*	154,000	4,068,680
Power Integrations, Inc.*	166,800	3,597,876
Tessera Technologies, Inc.*	151,500	5,061,615
		18,627,977
Software 5.6%
Hyperion Solutions Corp.*	121,500	4,889,160
Kronos, Inc.*	100,300	4,051,117
	Shares	Value ($)

THQ, Inc.*	225,400	6,597,458
		15,537,735
Telecommunication Services 1.0%
Diversified Telecommunication Services
NeuStar, Inc. "A"*	109,000	2,790,400
Total Common Stocks (Cost $227,042,693)		273,115,801

Preferred Stocks 0.0%
Convergent Networks, Inc. "D"* (c)	113,149	10,183
FusionOne "D"* (c)	230,203	7,367
Total Preferred Stocks (Cost $1,250,002)		17,550

	Shares	Value ($)

Securities Lending Collateral 14.2%
Scudder Daily Assets Fund Institutional, 3.19%, (e) (f) (Cost $39,096,475)	39,096,475	39,096,475

Cash Equivalents 1.2%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $3,311,966)	3,311,966	3,311,966
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $270,701,136) (a)	114.5	315,541,792
Other Assets and Liabilities, Net	(14.5)	(40,010,572)
Net Assets	100.0	275,531,220
Notes to Scudder Small Cap Growth Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $270,701,136. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $44,840,656. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $50,898,425 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,057,769.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) The Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Portfolio may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Portfolio's decision to sell a restricted security and the point at which the Portfolio is permitted or able to sell such a security, the Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Portfolio.

Schedule of Restricted Securities
Securities	Acquisition Dates	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Convergent Networks, Inc. "D"	June 2003	—	10,183.003
FusionOne "D"	October 2000	1,250,002	7,367.003
Total Restricted Securities			17,550.006

(d) All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at June 30, 2005 amounted to $38,132,626, which is 13.8% of net assets.

(e) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $228,292,695) — including $38,132,626 of securities loaned	$ 273,133,351
Investment in Scudder Daily Assets Fund Institutional (cost $39,096,475)*	39,096,475
Investment in Scudder Cash Management QP Trust (cost $3,311,966)	3,311,966
Total investments in securities, at value (cost $270,701,136)	315,541,792
Receivable for investments sold	3,025,861
Dividends receivable	2,597
Interest receivable	28,754
Receivable for Portfolio shares sold	3,802
Other assets	6,271
Total assets	318,609,077
Liabilities
Payable for investments purchased	3,548,107
Payable upon return of securities loaned	39,096,475
Payable for Portfolio shares redeemed	224,592
Accrued management fee	147,894
Other accrued expenses and payables	60,789
Total liabilities	43,077,857
Net assets, at value	$ 275,531,220
Net Assets
Net assets consist of: Accumulated net investment loss	(635,473)
Net unrealized appreciation (depreciation) on investments	44,840,656
Accumulated net realized gain (loss)	(125,408,519)
Paid-in capital	356,734,556
Net assets, at value	$ 275,531,220
Class A Net Asset Value, offering and redemption price per share ($238,601,751 ÷ 18,754,190 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.72
Class B Net Asset Value, offering and redemption price per share ($36,929,469 ÷ 2,932,802 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.59

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends	$ 138,604
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	49,117
Interest — Scudder Cash Management QP Trust	83,425
Total Income	271,146
Expenses: Management fee	775,666
Custodian fees	9,212
Distribution service fees (Class B)	37,559
Record keeping fees (Class B)	19,036
Auditing	27,040
Legal	6,996
Trustees' fees and expenses	1,866
Reports to shareholders	20,112
Other	8,383
Total expenses, before expense reductions	905,870
Expense reductions	(1,104)
Total expenses, after expense reductions	904,766
Net investment income (loss)	(633,620)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	11,094,936
Net unrealized appreciation (depreciation) during the period on investments	(3,838,457)
Net gain (loss) on investment transactions	7,256,479
Net increase (decrease) in net assets resulting from operations	$ 6,622,859

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ (633,620)	$ (1,143,378)
Net realized gain (loss) on investment transactions	11,094,936	9,898,921
Net unrealized appreciation (depreciation) during the period on investment transactions	(3,838,457)	14,522,914
Net increase (decrease) in net assets resulting from operations	6,622,859	23,278,457
Portfolio share transactions: Class A Proceeds from shares sold	10,724,878	41,819,691
Net assets acquired in tax free reorganization	37,649,364	—
Cost of shares redeemed	(25,704,052)	(62,320,969)
Net increase (decrease) in net assets from Class A share transactions	22,670,190	(20,501,278)
Class B Proceeds from shares sold	9,423,065	11,462,792
Net assets acquired in tax free reorganization	7,786,470	—
Cost of shares redeemed	(9,377,228)	(1,207,862)
Net increase (decrease) in net assets from Class B share transactions	7,832,307	10,254,930
Increase (decrease) in net assets	37,125,356	13,032,109
Net assets at beginning of period	238,405,864	225,373,755
Net assets at end of period (including accumulated net investment loss of $635,473 and $1,853, respectively)	$ 275,531,220	$ 238,405,864
Other Information
Class A Shares outstanding at beginning of period	16,708,714	18,522,593
Shares sold	876,372	3,534,946
Shares issued in tax free reorganization	3,256,621	—
Shares redeemed	(2,087,517)	(5,348,825)
Net increase (decrease) in Portfolio shares	2,045,476	(1,813,879)
Shares outstanding at end of period	18,754,190	16,708,714
Class B Shares outstanding at beginning of period	2,250,352	1,358,975
Shares sold	813,391	996,848
Shares issued in tax free reorganization	680,062	—
Shares redeemed	(811,003)	(105,471)
Net increase (decrease) in Portfolio shares	682,450	891,377
Shares outstanding at end of period	2,932,802	2,250,352

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.59	$ 11.34	$ 8.53	$ 12.80	$ 21.64	$ 26.54
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.05)	(.04)	(.02)	(.02)	(.09)
Net realized and unrealized gain (loss) on investment transactions	.16	1.30	2.85	(4.25)	(6.27)	(2.01)
Total from investment operations	.13	1.25	2.81	(4.27)	(6.29)	(2.10)
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(2.52)	(2.80)
Return of capital	—	—	—	—	(.03)	—
Total distributions	—	—	—	—	(2.55)	(2.80)
Net asset value, end of period	$ 12.72	$ 12.59	$ 11.34	$ 8.53	$ 12.80	$ 21.64
Total Return (%)	1.03**	11.02	32.94	(33.36)	(28.91)	(10.71)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	239	210	210	154	232	301
Ratio of expenses (%)	.71*	.71	.69	.71	.68	.72
Ratio of net investment income (loss) (%)	(.48)*	(.47)	(.41)	(.24)	(.12)	(.34)
Portfolio turnover rate (%)	97*	117	123	68	143	124

a For the six months ended June 30, 2005 (Unaudited).

b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

c Based on average shares outstanding during the period.

* Annualized

** Not annualized

Class B

Years Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.48	$ 11.29	$ 8.52	$ 9.39
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	(.10)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.16	1.29	2.86	(.85)
Total from investment operations	.11	1.19	2.77	(.87)
Net asset value, end of period	$ 12.59	$ 12.48	$ 11.29	$ 8.52
Total Return (%)	.88**	10.54	32.51	(9.27)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	28	15.5
Ratio of expenses before expense reductions (%)	1.09*	1.10	1.08	.96*
Ratio of expenses after expense reductions (%)	1.09*	1.09	1.08	.96*
Ratio of net investment income (loss) (%)	(.86)*	(.85)	(.80)	(.39)*
Portfolio turnover rate (%)	97*	117	123	68

a For the six months ended June 30, 2005 (Unaudited).

b For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on average shares outstanding during the period.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

Scudder Strategic Income Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,014.00	$ 1,012.10
Expenses Paid per $1,000*	$ 4.19	$ 6.04
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,020.63	$ 1,018.79
Expenses Paid per $1,000*	$ 4.21	$ 6.06

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Strategic Income Portfolio	.84%	1.21%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Scudder Strategic Income Portfolio

The bond markets began to show more volatility over the past six months. In March and April, high-yield issues in particular were affected by a combination of rich valuations, the US Federal Reserve Board's (the Fed) continuing hikes of short rates, and uncertainty over downgrades to high-yield status for GM and Ford. As the auto picture gained clarity in May, and the economic backdrop in the United States continued to evidence moderate, stable growth, the high-yield sector recovered. Emerging markets debt did not experience as much stress and showed better returns for the period than the high-yield sector.

For the six-month period ended June 30, 2005, the portfolio posted a 1.40% total return (Class A shares, unadjusted for contract charges). This compares with the portfolio benchmarks' returns of 5.52% for the JP Morgan Emerging Markets Bond Plus Index, 1.22% for the Merrill Lynch High Yield Master Index, 3.20% for the Lehman Brothers US Treasury Index and -3.97% for the Citigroup World Government Bond Index.

During the six months, we modestly decreased our exposure to high-yield and emerging markets bonds in view of the narrower yield advantage they provide following a period of strong performance. In addition to the high-yield and emerging markets sectors, a significant portion of the portfolio is invested in high-quality sovereign, agency and provincial bonds. These include US Treasury bonds, as well as debt of the United Kingdom, countries within the European Union and yen-denominated bonds. While our allocation to emerging markets helped returns, our high yield and global government positioning held back overall portfolio performance.

Jan Faller, CFA

Lead Manager

Andrew P. Cestone Brett Diment
Sean P. McCaffrey, CFA Edwin Gutierrez

Portfolio Managers Portfolio Managers
Deutsche Investment Management Americas Inc. Deutsche Asset Management Investment Services Ltd.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

The Merrill Lynch High Yield Master Index is an unmanaged index which tracks the performance of below-investment-grade US dollar-denominated corporate bonds publicly issued in the United States domestic market.

The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries, including the US, with maturities greater than one year.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Strategic Income Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Corporate Bonds	35%	40%
Foreign Bonds — US$ Denominated	22%	21%
Foreign Bonds — Non US$ Denominated	18%	19%
US Government Backed	14%	13%
Cash Equivalents	8%	2%
US Government Sponsored Agencies	3%	4%
Other	—	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	6/30/05	12/31/04

AAA*	27%	30%
AA	1%	2%
A	3%	4%
BBB	7%	5%
BB	16%	16%
B	26%	31%
CCC	5%	6%
Below CC	—	1%
Not rated	15%	5%
	100%	100%

* Includes cash equivalents

Interest Rate Sensitivity	6/30/05	12/31/04

Average maturity	7.9 years	7.5 years
Average duration	5.6 years	5.4 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 34. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

Scudder Strategic Income Portfolio

	Principal Amount ($)(c)	Value ($)

Corporate Bonds 33.5%
Consumer Discretionary 7.7%
155 East Tropicana LLC/Finance, 144A, 8.75%, 4/1/2012 (e)	65,000	63,213
Adesa, Inc., 7.625%, 6/15/2012	35,000	35,525
AMC Entertainment, Inc., 8.0%, 3/1/2014 (e)	160,000	142,000
AutoNation, Inc., 9.0%, 8/1/2008	55,000	60,088
Aztar Corp., 7.875%, 6/15/2014 (e)	155,000	163,912
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011 (e)	35,000	34,956
Cablevision Systems New York Group, Series B, 7.89%**, 4/1/2009 (e)	55,000	55,138
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	50,000	55,813
9.375%, 2/15/2007	30,000	32,250
Charter Communications Holdings LLC: Step-up Coupon 0% to 5/15/2006, 11.75% to 5/15/2011	110,000	72,875
9.625%, 11/15/2009 (e)	175,000	130,813
10.25%, 9/15/2010	330,000	333,712
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (e)	115,000	90,850
CSC Holdings, Inc.:
7.25%, 7/15/2008	40,000	40,100
7.875%, 12/15/2007	160,000	165,200
Dex Media East LLC/Financial, 12.125%, 11/15/2012	426,000	510,135
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012 (e)	60,000	54,000
Series B, 9.0%, 5/1/2009 EUR	20,000	16,700
EchoStar DBS Corp., 6.625%, 10/1/2014	30,000	29,625
Foot Locker, Inc., 8.5%, 1/15/2022	80,000	87,800
Ford Motor Co., 7.45%, 7/16/2031	15,000	12,522
Gregg Appliances, Inc., 144A, 9.0%, 2/1/2013	60,000	56,250
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008 (e)	80,000	66,500
ITT Corp., 7.375%, 11/15/2015	85,000	94,563
Jacobs Entertainment, Inc.:
11.875%, 2/1/2009	205,000	221,144
144A, 11.875%, 2/1/2009	70,000	75,512
Levi Strauss & Co., 7.73%**, 4/1/2012	50,000	47,250
Mediacom LLC, 9.5%, 1/15/2013 (e)	125,000	124,687
MGM MIRAGE:
8.375%, 2/1/2011 (e)	200,000	218,000
9.75%, 6/1/2007	65,000	70,444
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	40,000	43,400
NCL Corp., 144A, 11.625%, 7/15/2005	110,000	115,775
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	155,000	106,950
	Principal Amount ($)(c)	Value ($)

Paxson Communications Corp.:
Step-up Coupon, 0% to 1/15/2006, 12.25% to 1/15/2009 (e)	50,000	46,750
10.75%, 7/15/2008 (e)	40,000	39,400
Petro Stopping Centers, 9.0%, 2/15/2012	160,000	160,800
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	85,000	90,100
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	130,000	126,100
PRIMEDIA, Inc.:
8.638%**, 5/15/2010	155,000	161,975
8.875%, 5/15/2011	145,000	151,887
Renaissance Media Group LLC, 10.0%, 4/15/2008	85,000	84,150
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	160,000	182,200
Restaurant Co., 11.25%, 5/15/2008	118,709	118,709
Schuler Homes, Inc., 10.5%, 7/15/2011	220,000	242,550
Simmons Bedding Co.:
144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	220,000	99,000
7.875%, 1/15/2014 (e)	45,000	38,700
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	190,000	194,750
8.75%, 12/15/2011	210,000	220,500
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	60,000	60,600
Toys "R" Us, Inc., 7.375%, 10/15/2018	110,000	89,100
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (e)	255,000	248,944
TRW Automotive, Inc.:
11.0%, 2/15/2013 (e)	180,000	207,000
11.75%, 2/15/2013 EUR	35,000	49,344
United Auto Group, Inc., 9.625%, 3/15/2012	140,000	149,450
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	45,000	47,700
Williams Scotsman, Inc., 9.875%, 6/1/2007	220,000	221,100
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	105,000	102,112
XM Satellite Radio, Inc.:
Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	166,321	171,726
12.0%, 6/15/2010	10,000	11,250
Young Broadcasting, Inc.:
8.75%, 1/15/2014 (e)	160,000	141,600
10.0%, 3/1/2011	35,000	33,250
		6,918,449
Consumer Staples 1.1%
Alliance One International, Inc.:
144A, 11.0%, 5/15/2012	125,000	128,750
144A, 12.75%, 11/15/2012	40,000	38,000
Del Laboratories, Inc., 144A, 8.0%, 2/1/2012	60,000	51,600
Duane Reade, Inc., 9.75%, 8/1/2011	60,000	48,900
	Principal Amount ($)(c)	Value ($)

GNC Corp.:
8.5%, 12/1/2010	40,000	32,000
144A, 8.625%, 1/15/2011	10,000	9,250
National Beef Packing Co., 10.5%, 8/1/2011 (e)	35,000	33,338
North Atlantic Trading Co., 9.25%, 3/1/2012	230,000	173,650
Pinnacle Foods Holding Corp., 8.25%, 12/1/2013 (e)	70,000	62,650
Rite Aid Corp., 11.25%, 7/1/2008 (e)	145,000	153,156
Swift & Co.:
10.125%, 10/1/2009	105,000	114,450
12.5%, 1/1/2010	25,000	27,906
Viskase Co., Inc., 11.5%, 6/15/2011	100,000	108,000
		981,650
Energy 2.0%
Belden & Blake Corp., 8.75%, 7/15/2012 (e)	110,000	107,800
Chesapeake Energy Corp., 6.875%, 1/15/2016	15,000	15,638
CITGO Petroleum Corp., 6.0%, 10/15/2011	135,000	134,663
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (e)	40,000	39,500
7.125%, 5/15/2018	100,000	95,250
7.625%, 10/15/2026 (e)	65,000	61,912
8.75%, 2/15/2012 (e)	20,000	21,800
144A, 9.875%, 7/15/2010	150,000	165,750
El Paso Production Holding Corp., 7.75%, 6/1/2013	100,000	106,750
Key Energy Services, Inc., 6.375%, 5/1/2013	35,000	35,175
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	150,000	148,500
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	100,000	87,500
Sonat, Inc., 7.0%, 2/1/2018	60,000	55,950
Southern Natural Gas, 8.875%, 3/15/2010	110,000	120,662
Stone Energy Corp.:
6.75%, 12/15/2014	75,000	72,937
8.25%, 12/15/2011	170,000	178,075
Whiting Petroleum Corp.:
7.25%, 5/1/2012	10,000	10,250
7.25%, 5/1/2013 (e)	15,000	15,300
Williams Companies, Inc.:
8.125%, 3/15/2012 (e)	210,000	238,350
8.75%, 3/15/2032	65,000	78,081
		1,789,843
Financials 5.3%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	35,000	23,625
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	150,000	126,000
Alamosa Delaware, Inc., Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009 (e)	65,000	71,663
AmeriCredit Corp., 9.25%, 5/1/2009	235,000	250,275
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	40,000	26,424
	Principal Amount ($)(c)	Value ($)

BF Saul Real Estate Investment Trust, (REIT) 7.5%, 3/1/2014	50,000	51,750
E*TRADE Financial Corp., 8.0%, 6/15/2011	115,000	121,037
FINOVA Group, Inc., 7.5%, 11/15/2009	295,850	131,653
Ford Motor Credit Co., 7.25%, 10/25/2011 (e)	175,000	168,397
General Motors Acceptance Corp.:
4.13%**, 3/20/2007	150,000	145,475
6.125%, 8/28/2007 (e)	40,000	39,589
6.75%, 12/1/2014 (e)	55,000	49,207
6.875%, 9/15/2011 (e)	20,000	18,462
8.0%, 11/1/2031	625,000	557,714
H&E Equipment/Finance, 11.125%, 6/15/2012	110,000	121,275
Neff Rental/Neff Finance Corp., 144A, 11.25%, 6/15/2012	35,000	35,000
Poster Financial Group, Inc., 8.75%, 12/1/2011	105,000	106,838
PXRE Capital Trust I, 8.85%, 2/1/2027	95,000	98,508
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	40,000	32,800
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	85,000	98,813
Radnor Holdings Corp., 11.0%, 3/15/2010 (e)	175,000	119,437
Rafaella Apparel Group, Inc., 144A, 11.25%, 6/15/2011	45,000	43,313
RC Royalty Subordinated LLC, 7.0%, 1/1/2018	95,000	77,900
Tennessee Valley Authority, Series A, 6.79%, 5/23/2012	1,500,000	1,736,577
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	135,000	109,350
Triad Acquisition, 144A, 11.125%, 5/1/2013	70,000	70,875
UGS Corp., 10.0%, 6/1/2012	140,000	155,400
Universal City Development, 11.75%, 4/1/2010	175,000	200,812
		4,788,169
Health Care 0.7%
Cinacalcet Royalty Subordinated LLC, 144A, 8.0%, 3/30/2017	70,000	70,700
Encore Medical Corp., 9.75%, 10/1/2012	40,000	38,800
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (e)	55,000	50,738
HEALTHSOUTH Corp., 10.75%, 10/1/2008	140,000	145,600
InSight Health Services Corp., Series B, 9.875%, 11/1/2011 (e)	100,000	78,000
Tenet Healthcare Corp., 144A, 9.25%, 2/1/2015	295,000	306,062
		689,900
Industrials 5.0%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	210,000	222,337
Allied Security Escrow Corp., 11.375%, 7/15/2011	130,000	126,750
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011	235,000	219,725
Series B, 9.25%, 9/1/2012 (e)	132,000	142,560
	Principal Amount ($)(c)	Value ($)

American Color Graphics, 10.0%, 6/15/2010 (e)	110,000	79,200
Avondale Mills, Inc., 144A, 10.093%**, 7/1/2012	105,000	98,700
Bear Creek Corp., 144A, 8.33%**, 3/1/2012	55,000	53,350
Beazer Homes USA, Inc.:
8.375%, 4/15/2012	75,000	80,437
8.625%, 5/15/2011	50,000	53,000
Browning-Ferris Industries:
7.4%, 9/15/2035	185,000	159,100
9.25%, 5/1/2021	20,000	20,250
Cenveo Corp., 7.875%, 12/1/2013	115,000	109,250
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	189,000	195,615
Columbus McKinnon Corp., 10.0%, 8/1/2010	75,000	81,375
Compression Polymers Corp.:
144A, 10.46%**, 7/1/2012	40,000	40,000
144A, 10.5%, 7/1/2013	80,000	80,000
Congoleum Corp., 8.625%, 8/1/2008*	80,000	78,200
Cornell Companies, Inc., 10.75%, 7/1/2012	105,000	108,938
Dana Corp., 7.0%, 3/1/2029	125,000	109,201
Erico International Corp., 8.875%, 3/1/2012	45,000	45,675
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012 (e)	90,000	83,250
HydroChem Industrial Services, Inc., 144A, 9.25%, 2/15/2013	20,000	18,500
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	215,000	234,350
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	110,000	119,075
Kansas City Southern:
7.5%, 6/15/2009	40,000	41,300
9.5%, 10/1/2008	245,000	267,050
Kinetek, Inc., Series D, 10.75%, 11/15/2006	180,000	163,800
Laidlaw International, Inc., 10.75%, 6/15/2011	115,000	134,743
Metaldyne Corp., 144A, 10.0%, 11/1/2013 (e)	115,000	94,300
Millennium America, Inc., 9.25%, 6/15/2008	215,000	232,737
NTK Holdings, Inc., 144A, Step-up Coupon, 0% to 9/1/2009, 10.75% to 3/1/2014	100,000	47,000
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	100,000	115,000
Remington Arms Co., Inc., 10.5%, 2/1/2011 (e)	60,000	56,700
Sea Containers Ltd., Series B, 10.75%, 10/15/2006	20,000	20,200
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	75,000	63,375
Ship Finance International Ltd., 8.5%, 12/15/2013	180,000	171,225
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	55,000	51,150
10.375%, 7/1/2012	195,000	203,775
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	75,000	84,938
United Rentals North America, Inc., 7.0%, 2/15/2014 (e)	170,000	161,925
	Principal Amount ($)(c)	Value ($)

Xerox Capital Trust I, 8.0%, 2/1/2027	60,000	62,100
		4,530,156
Information Technology 1.0%
Activant Solutions, Inc.:
144A, 8.904%**, 4/1/2010	15,000	15,525
10.5%, 6/15/2011	95,000	103,075
Eschelon Operating Co.:
8.375%, 3/15/2010	20,000	17,400
8.375%, 3/15/2010 (e)	30,000	26,100
Lucent Technologies, Inc.:
6.45%, 3/15/2029	215,000	192,425
7.25%, 7/15/2006 (e)	40,000	40,900
Sanmina-SCI Corp.:
144A, 6.75%, 3/1/2013 (e)	275,000	262,625
10.375%, 1/15/2010	159,000	176,490
Viasystems, Inc., 10.5%, 1/15/2011	40,000	36,800
		871,340
Materials 4.8%
Aqua Chemical, Inc., 11.25%, 7/1/2008	50,000	42,000
ARCO Chemical Co., 9.8%, 2/1/2020	390,000	436,800
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	265,000	168,275
Caraustar Industries, Inc., 9.875%, 4/1/2011 (e)	245,000	246,837
Constar International, Inc.:
144A, 6.643%**, 2/15/2012	50,000	47,750
11.0%, 12/1/2012 (e)	15,000	11,925
Dayton Superior Corp.:
10.75%, 9/15/2008	85,000	88,400
13.0%, 6/15/2009 (e)	175,000	154,000
Edgen Acquisition Corp., 144A, 9.875%, 2/1/2011	60,000	58,200
GEO Specialty Chemicals, Inc., 10.125%, 8/1/2008 *	93,000	98,580
Georgia-Pacific Corp.:
8.0%, 1/15/2024	210,000	241,500
9.375%, 2/1/2013	155,000	175,344
Hercules, Inc., 6.75%, 10/15/2029	90,000	87,300
Huntsman Advanced Materials LLC, 11.0%, 7/15/2010	140,000	158,200
Huntsman International LLC, 10.125%, 7/1/2009 EUR	85,000	106,720
Huntsman LLC, 11.625%, 10/15/2010	188,000	220,195
IMC Global, Inc.:
7.375%, 8/1/2018	35,000	35,000
10.875%, 8/1/2013 (e)	118,000	138,355
Intermet Corp., 9.75%, 6/15/2009* (e)	15,000	6,488
MMI Products, Inc., Series B, 11.25%, 4/15/2007	105,000	103,687
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	195,000	211,575
144A, 13.0%, 9/30/2013	94,000	93,060
NewPage Corp., 144A, 9.46%**, 5/1/2012 (e)	90,000	90,225
Omnova Solutions, Inc., 11.25%, 6/1/2010	205,000	215,250
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	55,000	59,262
	Principal Amount ($)(c)	Value ($)

Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010 * (e)	167,321	83,661
Portola Packaging, Inc., 8.25%, 2/1/2012 (e)	150,000	102,000
Rockwood Specialties Group, Inc.:
144A, 7.625%, 11/15/2014 EUR	90,000	110,003
10.625%, 5/15/2011	15,000	16,762
Sheffield Steel Corp., 11.375%, 8/15/2011	55,000	53,350
Texas Industries, Inc., 10.25%, 6/15/2011 (e)	165,000	191,194
TriMas Corp., 9.875%, 6/15/2012	250,000	210,000
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	90,000	73,800
United States Steel Corp., 9.75%, 5/15/2010 (e)	150,000	162,000
		4,297,698
Telecommunication Services 3.0%
AirGate PCS, Inc., 6.891%**, 10/15/2011	50,000	51,125
American Cellular Corp., Series B, 10.0%, 8/1/2011 (e)	125,000	126,875
AT&T Corp.:
9.05%, 11/15/2011	126,000	145,215
9.75%, 11/15/2031	140,000	182,175
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (e)	40,000	42,000
8.375%, 1/15/2014 (e)	315,000	322,875
144A, 8.375%, 1/15/2014	20,000	20,500
Dobson Communications Corp., 8.875%, 10/1/2013	65,000	59,475
Insight Midwest LP, 9.75%, 10/1/2009	50,000	51,813
LCI International, Inc., 7.25%, 6/15/2007	130,000	126,100
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011 (e)	25,000	21,063
MCI, Inc., 8.735%, 5/1/2014	185,000	207,431
Nextel Communications, Inc.:
5.95%, 3/15/2014	120,000	124,650
7.375%, 8/1/2015	340,000	367,200
Nextel Partners, Inc., 8.125%, 7/1/2011	85,000	92,225
Qwest Corp.:
144A, 6.671%**, 6/15/2013	50,000	51,187
7.25%, 9/15/2025	135,000	126,225
Qwest Services Corp.:
13.5%, 12/15/2010	285,000	329,175
14.0%, 12/15/2014	45,000	54,562
Rural Cellular Corp., 9.875%, 2/1/2010	10,000	10,325
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011 (e)	27,000	24,840
Triton PCS, Inc., 8.5%, 6/1/2013 (e)	30,000	27,675
Ubiquitel Operating Co., 9.875%, 3/1/2011	35,000	38,413
US Unwired, Inc., Series B, 10.0%, 6/15/2012	65,000	72,313
Western Wireless Corp., 9.25%, 7/15/2013	15,000	17,081
		2,692,518
	Principal Amount ($)(c)	Value ($)

Utilities 2.9%
AES Corp., 144A, 8.75%, 5/15/2013	205,000	229,087
Allegheny Energy Supply Co. LLC:
144A, 8.25%, 4/15/2012 (e)	285,000	319,200
Series A, 144A, 10.25%, 11/15/2007	110,000	121,000
Series B, 144A, 13.0%, 11/15/2007	40,000	44,150
Calpine Corp.:
7.625%, 4/15/2006	35,000	32,813
144A, 8.5%, 7/15/2010	165,000	127,050
CMS Energy Corp.:
8.5%, 4/15/2011 (e)	135,000	150,525
9.875%, 10/15/2007	210,000	228,900
DPL, Inc., 6.875%, 9/1/2011	110,000	118,800
Mission Energy Holding Co., 13.5%, 7/15/2008	350,000	415,625
NorthWestern Corp., 144A, 5.875%, 11/1/2014	35,000	35,875
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	291,000	307,005
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011 (e)	120,000	130,800
10.0%, 10/1/2009	210,000	235,725
Tenaska Alabama Partners LP, 144A, 7.0%, 6/30/2021	100,000	101,250
		2,597,805
Total Corporate Bonds (Cost $30,265,991)		30,137,328

Foreign Bonds — US$ Denominated 22.4%
Consumer Discretionary 1.0%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	183,000	204,960
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	150,000	162,750
Shaw Communications, Inc., 8.25%, 4/11/2010	220,000	244,200
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014 (e)	190,000	147,725
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	15,000	14,550
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013 (e)	130,000	108,550
		882,735
Consumer Staples 0.1%
Burns Philp Capital Property Ltd., 10.75%, 2/15/2011	110,000	121,275
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	30,000	31,050
		152,325
Energy 2.2%
Luscar Coal Ltd., 9.75%, 10/15/2011	135,000	148,500
OAO Gazprom, 144A, 9.625%, 3/1/2013 (e)	200,000	245,250
Pemex Project Funding Master Trust:
8.0%, 11/15/2011	250,000	284,000
9.5%, 9/15/2027	450,000	591,750
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	410,005	459,206
	Principal Amount ($)(c)	Value ($)

Petroliam Nasional Berhad:
7.625%, 10/15/2026	40,000	50,346
7.75%, 8/15/2015	80,000	98,455
Secunda International Ltd., 11.141%**, 9/1/2012	85,000	82,875
		1,960,382
Financials 0.3%
Conproca SA de CV, 12.0%, 6/16/2010	100,000	123,500
Eircom Funding, 8.25%, 8/15/2013	95,000	103,075
New ASAT (Finance) Ltd., 9.25%, 2/1/2011 (e)	50,000	41,750
		268,325
Health Care 0.1%
Biovail Corp., 7.875%, 4/1/2010 (e)	120,000	122,700
Industrials 1.0%
CP Ships Ltd., 10.375%, 7/15/2012	130,000	145,600
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	120,000	124,800
10.25%, 6/15/2007	230,000	246,100
12.5%, 6/15/2012	90,000	105,300
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	95,000	106,400
LeGrand SA, 8.5%, 2/15/2025	75,000	90,750
Stena AB, 9.625%, 12/1/2012	55,000	59,950
		878,900
Materials 1.4%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	100,000	113,000
Cascades, Inc.:
7.25%, 2/15/2013	135,000	131,963
144A, 7.25%, 2/15/2013	10,000	9,775
Crown Euro Holdings SA, 10.875%, 3/1/2013	60,000	70,500
ISPAT Inland ULC, 9.75%, 4/1/2014	137,000	159,605
Rhodia SA, 8.875%, 6/1/2011 (e)	265,000	255,062
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	10,000	10,925
Tembec Industries, Inc.:
8.5%, 2/1/2011 (e)	430,000	332,175
8.625%, 6/30/2009 (e)	205,000	167,075
		1,250,080
Sovereign Bonds 15.0%
Aries Vermogensverwaltung GmbH, Series C, 9.6%, 10/25/2014	750,000	974,505
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020	500,000	492,500
Dominican Republic:
9.04%, 1/23/2018	120,000	124,800
144A, 9.04%, 1/23/2018	20,000	20,850
9.5%, 9/27/2011	120,000	128,400
Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR plus .8125%, Series 30YR, 4.25%**, 4/15/2024	140,000	132,132
	Principal Amount ($)(c)	Value ($)

Floating Rate Note Debt Conversion Bond, LIBOR Plus .875%, Series 18YR, 4.313%**, 4/15/2012	172,943	166,354
8.875%, 10/14/2019	70,000	74,200
11.0%, 1/11/2012	320,000	380,000
11.0%, 8/17/2040	360,000	433,080
14.5%, 10/15/2009	220,000	286,000
Kingdom of Morocco, Series A, 3.803%, 1/2/2009	224,000	221,480
Republic of Argentina, 8.28%, 12/31/2033 (e)	894,943	823,348
Republic of Bulgaria, 8.25%, 1/15/2015	490,000	616,959
Republic of Colombia:
10.75%, 1/15/2013	60,000	72,960
11.75%, 2/25/2020	110,000	144,650
Republic of Ecuador, Step-up Coupon, 8.0% to 8/15/2005, 9.0% to 8/15/2006, 10.0% to 8/15/2030	680,000	566,100
Republic of Indonesia, 7.25%, 4/20/2015	420,000	426,300
Republic of Panama, 9.375%, 1/16/2023	160,000	197,600
Republic of Peru, 9.875%, 2/6/2015	130,000	160,875
Republic of Philippines:
9.375%, 1/18/2017	740,000	791,800
9.5%, 2/2/2030	270,000	275,535
9.875%, 1/15/2019	205,000	221,656
Republic of Turkey:
7.375%, 2/5/2025	340,000	336,804
8.0%, 2/14/2034	60,000	62,250
11.75%, 6/15/2010	520,000	646,100
11.875%, 1/15/2030	80,000	115,700
12.375%, 6/15/2009	340,000	419,050
Republic of Uruguay:
7.25%, 2/15/2011	80,000	80,000
9.25%, 5/17/2017	380,000	406,600
Republic of Venezuela:
9.25%, 9/15/2027	140,000	146,790
9.375%, 1/13/2034	130,000	136,175
10.75%, 9/19/2013 (e)	720,000	842,760
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	835,000	932,194
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	510,000	481,185
Series VII, 3.0%, 5/14/2011	410,000	359,324
United Mexican States:
Series A, 6.625%, 3/3/2015	400,000	440,200
8.3%, 8/15/2031	70,000	87,150
Series A, 9.875%, 2/1/2010	220,000	266,090
		13,490,456
Telecommunication Services 1.3%
Alestra SA de RL de CV, 8.0%, 6/30/2010	40,000	36,000
Axtel SA, 11.0%, 12/15/2013	70,000	76,300
Embratel, Series B, 11.0%, 12/15/2008	55,000	62,563
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	95,000	86,212
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004 *	20,000	15,200
	Principal Amount ($)(c)	Value ($)

Intelsat Bermuda Ltd., 144A, 7.805%**, 7/15/2005	60,000	61,050
Millicom International Cellular SA, 10.0%, 12/1/2013	175,000	174,125
Mobifon Holdings BV, 12.5%, 7/31/2010	175,000	212,187
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	15,000	15,563
Nortel Networks Corp., 6.875%, 9/1/2023	90,000	84,150
Nortel Networks Ltd., 6.125%, 2/15/2006 (e)	335,000	337,094
		1,160,444
Total Foreign Bonds — US$ Denominated (Cost $19,379,488)		20,186,547

Foreign Bonds — Non US$ Denominated 17.7%
Consumer Discretionary 0.1%
IESY Repository GMBH, 144A, 8.75%, 2/15/2015 EUR	50,000	56,574
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	50,000	55,062
		111,636
Financials 3.2%
KFW Bankengruppe, 5.0%, 7/4/2011 EUR	2,080,000	2,833,523
Industrials 0.1%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	100,000	112,241
Sovereign Bonds 14.3%
Federal Republic of Germany, Series 94, 6.25%, 1/4/2024 EUR	1,310,000	2,164,609
Federative Republic of Brazil, 8.5%, 9/24/2012 EUR	130,000	175,333
Government of Malaysia, 4.305%, 2/27/2009 MYR	1,380,000	375,023
Mexican Bonds:
Series M-20, 8.0%, 2/7/2023 MXN	2,230,000	176,370
Series MI-10, 8.0%, 12/19/2013 MXN	1,292,000	110,779
Series MI-10, 9.5%, 12/18/2014 MXN	400,500	37,452
Series M-20, 10.0%, 12/5/2024 MXN	3,970,000	374,160
Province of Ontario, 1.875%, 1/25/2010 JPY	140,000,000	1,351,622
Republic of Argentina:
5.83%, 12/31/2033 ARS	1,364,377	487,370
7.82%, 12/31/2033 EUR	527,486	570,355
Republic of Colombia, 12.0%, 10/22/2015 COP	442,000,000	198,333
Republic of Greece, 4.65%, 4/19/2007 EUR	2,105,000	2,661,892
Republic of Peru, 7.5%, 10/14/2014 EUR	130,000	176,984
Republic of Turkey:
15.0%, 2/10/2010 TRY	740,000	596,783
20.0%, 10/17/2007 TRY	35	29
Republic of Uruguay, 10.5%, 10/20/2006 UYU	4,200,000	205,751
	Principal Amount ($)(c)	Value ($)

United Kingdom Treasury Bond, 4.75%, 9/7/2015 GBP	1,700,000	3,193,342
		12,856,187
Total Foreign Bonds — Non US$ Denominated (Cost $14,676,524)		15,913,587

US Government Backed 13.5%
US Treasury Bond:
5.375%, 2/15/2031 (e) (g)	540,000	637,200
6.0%, 2/15/2026 (e)	1,375,000	1,694,150
7.5%, 11/15/2016	250,000	327,666
8.5%, 2/15/2020 (e)	760,000	1,114,706
10.375%, 11/15/2012 (g)	3,350,000	3,853,153
12.75%, 11/15/2010 (e)	500,000	517,227
US Treasury Note:
4.75%, 11/15/2008	285,000	294,440
5.75%, 8/15/2010 (e)(g)	3,000,000	3,278,790
6.125%, 8/15/2007 (e)	375,000	393,838
Total US Government Backed (Cost $11,769,004)		12,111,170

US Government Sponsored Agencies 2.8%
Federal Home Loan Mortgage Corp., 5.125%, 7/15/2012 (e) (Cost $2,374,196)	2,350,000	2,491,031

Convertible Bond 0.2%
DIMON, Inc., 6.25%, 3/31/2007	135,000	135,000
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006	55,000	54,450
Total Convertible Bond (Cost $183,708)		189,450
	Shares	Value ($)

Preferred Stocks 0.2%
Paxson Communications Corp., 14.25% (PIK) (e)	19	124,404
TNP Enterprises, Inc., 14.5%, "D" (PIK)	86	97,395
Total Preferred Stocks (Cost $271,090)		221,799
	Principal Amount ($)(c)	Value ($)

Loan Participation 0.2%
Citigroup Global (Severstal), 8.625%, 2/24/2009	34,000	34,972
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125, 4.003%**, 3/4/2010	105,000	104,213
Total Loan Participation (Cost $135,120)		139,185
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp., 144A*	10	0
TravelCenters of America, Inc.*	25	3
Total Warrants (Cost $101)		3
	Principal Amount ($)(c)	Value ($)

Other Investments 0.1%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $125,262)	160,000	124,800
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.*	2,058	26,754
Oxford Automotive, Inc.*	37,399	10,472
Total Common Stocks (Cost $19,831)		37,226
	Shares	Value ($)

Securities Lending Collateral 15.2%
Scudder Daily Assets Fund Institutional, 3.19% (d) (f) (Cost $13,710,167)	13,710,167	13,710,167

Cash Equivalents 8.1%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $7,255,707)	7,255,707	7,255,707
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $100,166,189) (a)	113.9	102,518,000
Other Assets and Liabilities, Net	(13.9)	(12,552,817)
Net Assets	100.0	89,965,183
Notes to Scudder Strategic Income Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625	8/1/2008	80,000	USD	61,050	78,200
GEO Specialty Chemicals, Inc.	10.125	8/1/2008	93,000	USD	97,540	98,580
Grupo lusacell SA de CV	10.0	7/15/2004	20,000	USD	13,175	15,200
Intermet Corp.	9.75	6/15/2009	15,000	USD	6,150	6,488
Oxford Automotive, Inc.	12.0	10/15/2010	167,321	USD	105,806	83,661
					283,721	282,129

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2005.

(a) The cost for federal income tax purposes was $100,264,769. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $2,253,231. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,464,381 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,211,150.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Principal amount stated in US dollars unless otherwise noted.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of securities loaned at June 30, 2005 amounted to $13,440,690, which is 14.9% of net assets.

(f) Represents collateral held in connection with securities lending.

(g) At June 30, 2005, these securities have been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.

LIBOR: Represents the London InterBank Offered Rate

PIK: Denotes that all or a portion of income is paid in-kind.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

At June 30, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Canada Bond	9/21/2005	30	2,841,223	2,852,351	11,128
UK Treasury Bond	9/28/2005	28	5,669,648	5,727,637	57,989
10 Year Japanese Government Bond	9/8/2005	9	11,383,512	11,457,940	74,428
10 Year US Treasury Note	9/22/2005	5	565,291	567,344	2,053
Total net unrealized appreciation					145,598

At June 30, 2005, open futures contracts sold short were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Germany Bond	9/8/2005	93	(13,770,706)	(13,899,175)	(128,469)
Total net unrealized depreciation					(128,469)

At June 30, 2005, open credit rate default swap contracts sold were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Received by the Fund	Underlying Debt Obligation	Net Unrealized Depreciation ($)
5/19/2005 6/20/2010	4,356,000+	Fixed — 3.60%	Dow Jones CDX High Yield 100	(129,800)

+ Counterparty: JPMorgan Chase Bank

Currency Abbreviations
ARS	Argentine Peso	JPY	Japanese Yen
COP	Colombian Peso	MXN	Mexican Peso
EUR	Euro	MYR	Malaysian Ringgitt
GBP	British Pound	TRY	New Turkish Lira
		UYU	Uraguary Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $79,200,315) — including $13,440,690 of securities loaned	$ 81,552,126
Investment in Scudder Daily Assets Fund Institutional (cost $13,710,167)*	13,710,167
Investment in Scudder Cash Management QP Trust (cost $7,255,707)	7,255,707
Total investments in securities, at value (cost $100,166,189)	102,518,000
Cash	251,817
Foreign currency, at value (cost $30,296)	30,282
Receivable for investments sold	202,798
Interest receivable	1,685,159
Receivable for Portfolio shares sold	5,087
Foreign taxes recoverable	2,212
Unrealized appreciation on forward foreign currency exchange contracts	538,162
Open swap contract receivable	147,015
Other assets	1,521
Total assets	105,382,053
Liabilities
Payable for investments purchased	736,778
Payable upon return of securities loaned	13,710,167
Payable for Portfolio shares redeemed	139,738
Payable for daily variation margin on open futures contracts	22,743
Net payable on closed forward foreign currency contracts	24,255
Unrealized depreciation on forward foreign currency exchange contracts	544,354
Unrealized depreciation on credit default swap contracts	129,800
Accrued management fee	40,398
Other accrued expenses and payables	68,637
Total liabilities	15,416,870
Net assets, at value	$ 89,965,183
Net Assets
Net assets consist of: Undistributed net investment income	2,640,582
Net unrealized appreciation (depreciation) on: Investments	2,351,811
Credit default swaps	(129,800)
Foreign currency related transactions	(21,874)
Futures	17,129
Accumulated net realized gain (loss)	318,427
Paid-in capital	84,788,908
Net assets, at value	$ 89,965,183

Class A Shares

Net asset value, offering and redemption price per share ($66,378,687 ÷ 5,826,278 shares outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.39

Class B Shares

Net asset value, offering and redemption price per share ($23,586,496 ÷ 2,078,210 shares outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.35

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends	$ 16,510
Interest	2,709,154
Interest — Scudder Cash Management QP Trust	72,459
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	25,406
Total Income	2,823,529
Expenses: Management fee	276,333
Custodian fees	27,801
Distribution service fees (Class B)	27,695
Record keeping fees (Class B)	13,342
Auditing	26,245
Legal	7,781
Trustees' fees and expenses	905
Reports to shareholders	13,035
Other	8,158
Total expenses, before expense reductions	401,295
Expense reductions	(918)
Total expenses, after expense reductions	400,377
Net investment income (loss)	2,423,152
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	825,615
Credit default swaps	(8,294)
Futures	247,871
Foreign currency related transactions	(343,145)
722,047
Net unrealized appreciation (depreciation) during the period on: Investments	(2,356,297)
Credit default swaps	(129,800)
Futures	(40,910)
Foreign currency related transactions	579,768
(1,947,239)
Net gain (loss) on investment transactions	(1,225,192)
Net increase (decrease) in net assets resulting from operations	$ 1,197,960

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 2,423,152	$ 3,680,243
Net realized gain (loss) on investment transactions	722,047	2,282,802
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,947,239)	390,098
Net increase (decrease) in net assets resulting from operations	1,197,960	6,353,143
Distributions to shareholders from: Net investment income Class A	(5,064,114)	—
Class B	(1,726,009)	—
Net realized gains Class A	(149,856)	(2,822,807)
Class B	(53,955)	(547,427)
Portfolio share transactions: Class A Proceeds from shares sold	8,196,357	13,206,141
Reinvestment of distributions	5,213,970	2,822,807
Cost of shares redeemed	(4,834,299)	(17,995,166)
Net increase (decrease) in net assets from Class A share transactions	8,576,028	(1,966,218)
Class B Proceeds from shares sold	2,915,997	13,821,690
Reinvestment of distributions	1,779,964	547,427
Cost of shares redeemed	(1,018,519)	(2,371,956)
Net increase (decrease) in net assets from Class B share transactions	3,677,442	11,997,161
Increase (decrease) in net assets	6,457,496	13,013,852
Net assets at beginning of period	83,507,687	70,493,835
Net assets at end of period (including undistributed net investment income of $2,640,582 and $7,007,553, respectively)	$ 89,965,183	$ 83,507,687
Other Information
Class A Shares outstanding at beginning of period	5,069,464	5,264,429
Shares sold	697,393	1,130,086
Shares issued to shareholders in reinvestment of distributions	468,041	247,832
Shares redeemed	(408,620)	(1,572,883)
Net increase (decrease) in Portfolio shares	756,814	(194,965)
Shares outstanding at end of period	5,826,278	5,069,464
Class B Shares outstanding at beginning of period	1,758,421	701,718
Shares sold	246,407	1,213,237
Shares issued to shareholders in reinvestment of distributions	160,213	48,231
Shares redeemed	(86,831)	(204,765)
Net increase (decrease) in Portfolio shares	319,789	1,056,703
Shares outstanding at end of period	2,078,210	1,758,421

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001[b]	2000[c]
Selected Per Share Data
Net asset value, beginning of period	$ 12.25	$ 11.82	$ 11.10	$ 10.27	$ 9.86	$ 9.86
Income (loss) from investment operations: Net investment income[d]	.34	.58	.41	.45	.48	.51
Net realized and unrealized gain (loss) on investment transactions	(.19)	.39	.47	.68	.03	(.26)
Total from investment operations	.15	.97	.88	1.13	.51	.25
Less distributions from: Net investment income	(.98)	—	(.15)	(.30)	(.10)	(.25)
Net realized gains on investment transactions	(.03)	(.54)	(.01)	—	—	—
Total distributions	(1.01)	(.54)	(.16)	(.30)	(.10)	(.25)
Net asset value, end of period	$ 11.39	$ 12.25	$ 11.82	$ 11.10	$ 10.27	$ 9.86
Total Return (%)	1.40**	8.60	7.85	11.30	5.23	2.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	62	62	60	21	9
Ratio of expenses before expense reductions (%)	.84*	.84	.83	.73	.66	1.14
Ratio of expenses after expense reductions (%)	.84*	.84	.83	.73	.65	1.10
Ratio of net investment income (%)	5.79*	4.99	3.60	4.26	4.76	5.26
Portfolio turnover rate (%)	196*	210	160	65	27	154

a For the six months ended June 30, 2005 (Unaudited).

b As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

c On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

d Based on average shares outstanding during the period.

* Annualized ** Not annualized

Class B

Years Ended December 31,	2005[a]	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.17	$ 11.78	$ 11.44
Income (loss) from investment operations: Net investment income[c]	.32	.53	.17
Net realized and unrealized gain (loss) on investment transactions	(.18)	.40	.17
Total from investment operations	.14	.93	.34
Less distributions from: Net investment income	(.93)	—	—
Net realized gains on investment transactions	(.03)	(.54)	—
Total distributions	(.96)	(.54)	—
Net asset value, end of period	$ 11.35	$ 12.17	$ 11.78
Total Return (%)	1.21**	8.27	2.97**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	21	8
Ratio of expenses (%)	1.21*	1.22	1.26*
Ratio of net investment income (%)	5.42*	4.61	1.80*
Portfolio turnover rate (%)	196*	210	160

a For the six months ended June 30, 2005 (Unaudited).

b For the period from May 1, 2003 (commencement of operations of Class B shares) to December 31, 2003.

c Based on average shares outstanding during the period.

* Annualized ** Not annualized

Information About Your Portfolio's Expenses

Scudder Technology Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 937.00	$ 935.10
Expenses Paid per $1,000*	$ 4.08	$ 5.90
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,020.58	$ 1,018.70
Expenses Paid per $1,000*	$ 4.26	$ 6.16

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Technology Growth Portfolio	.85%	1.23%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Scudder Technology Growth Portfolio

Technology was one of the most challenging sectors in the first half of 2005, due largely to investor concerns that a slowing global economy would crimp the industry's sales growth. In this difficult environment, the portfolio returned -6.30% for the six-month period (Class A shares, unadjusted for contract charges) exceeding the -7.33% return of the Goldman Sachs Technology Index. The Russell 1000 Growth Index returned -1.72% for the six-month period ended June 30, 2005.

We generated the best relative returns in the communications equipment subsector, where positions in Corning Inc. and Motorola Inc. contributed to performance, and in the Internet group, where an underweight in eBay Inc. — which underperformed — benefited returns. The semiconductor sector was also a source of outperformance, as our positions in National Semiconductor Corp. and Broadcom Corp. added value. On the negative side, the portfolio's holdings in software underperformed due largely to weakness in TIBCO Software, Inc.

In terms of portfolio activity, we boosted our weighting in computers and peripherals — largely by adding to International Business Machines Corp. on weakness — and reduced our weighting in software. The portfolio is now slightly overweight in semiconductors, reflecting our belief that the sector is poised for outperformance in the second half. Overall, our sector weightings are more closely in line with the benchmark than they were at the beginning of the period.

Looking ahead, we are cautiously optimistic that tech can recover from its first-half underperformance, due to the growing financial health of technology companies, the increasing number of reasonably valued tech stocks and the sector's traditional second-half strength.

Ian Link, CFA Kelly P. Davis

Lead Manager Brian S. Peters, CFA

Portfolio Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the portfolio in emerging technology companies present greater risk than investments in more established technology companies. This portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Technology Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks	98%	91%
Cash Equivalents	2%	9%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Information Technology	96%	96%
Consumer Discretionary	3%	3%
Telecommunication Services	1%	—
Health Care	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 51. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

Scudder Technology Growth Portfolio

	Shares	Value ($)

Common Stocks 94.4%
Consumer Discretionary 2.5%
Internet & Catalog Retail
eBay, Inc.*	152,500	5,034,025
Information Technology 90.3%
Communications Equipment 15.4%
Avocent Corp.* (d)	148,900	3,892,246
Cisco Systems, Inc.*	340,600	6,508,866
Corning, Inc.*	223,300	3,711,246
Juniper Networks, Inc.* (d)	66,300	1,669,434
Motorola, Inc.	434,084	7,926,374
Nokia Oyj (ADR) (d)	119,100	1,981,824
QUALCOMM, Inc.	123,416	4,073,962
Scientific-Atlanta, Inc.	56,600	1,883,082
		31,647,034
Computers & Peripherals 19.2%
ATI Technologies, Inc.* (d)	181,600	2,151,960
Dell, Inc.*	111,975	4,424,132
EMC Corp.*	699,900	9,595,629
Hewlett-Packard Co.	220,900	5,193,359
International Business Machines Corp.	81,500	6,047,300
Lexmark International, Inc. "A"*	57,825	3,748,795
Network Appliance, Inc.*	110,400	3,121,008
QLogic Corp.* (d)	64,400	1,988,028
Sun Microsystems, Inc.*	881,500	3,287,995
		39,558,206
Electronic Equipment & Instruments 3.0%
AU Optronics Corp. (ADR)* (d)	99,000	1,677,060
Celestica, Inc.* (d)	164,100	2,198,940
Solectron Corp.*	594,200	2,252,018
		6,128,018
Internet Software & Services 6.1%
Check Point Software Technologies Ltd.*	154,400	3,057,120
Google, Inc. "A"*	13,700	4,029,855
VeriSign, Inc.* (d)	57,600	1,656,576
Yahoo!, Inc.*	113,100	3,918,915
		12,662,466
IT Consulting & Services 8.4%
Accenture Ltd. "A"* (d)	168,500	3,819,895
Affiliated Computer Services, Inc. "A"* (d)	110,300	5,636,330
BearingPoint, Inc.* (d)	304,300	2,230,519
Cognizant Technology Solutions Corp. "A"*	44,200	2,083,146
Paychex, Inc.	112,408	3,657,756
		17,427,646
Semiconductors & Semiconductor Equipment 19.0%
Advanced Micro Devices, Inc.* (d)	249,900	4,333,266
Applied Materials, Inc.	299,400	4,844,292
Broadcom Corp. "A"*	120,458	4,277,464
Integrated Circuit Systems, Inc.* (d)	48,200	994,848
Intel Corp.	202,489	5,276,863
	Shares	Value ($)

Maxim Integrated Products, Inc.	61,434	2,347,393
Microchip Technology, Inc. (d)	11,800	349,516
National Semiconductor Corp. (d)	154,500	3,403,635
Powertech Technology, Inc.*	497,000	1,554,225
Samsung Electronics Co., Ltd.	4,290	2,032,570
Texas Instruments, Inc.	164,000	4,603,480
Xilinx, Inc.	199,800	5,094,900
		39,112,452
Software 19.2%
Infosys Technologies Ltd. (ADR) (d)	31,400	2,432,558
Mercury Interactive Corp.* (d)	31,800	1,219,848
Microsoft Corp.	427,146	10,610,307
Oracle Corp.*	993,700	13,116,840
Symantec Corp.*	263,300	5,724,142
TIBCO Software, Inc.*	529,700	3,464,238
TomTom NV*	19,100	419,286
VERITAS Software Corp.*	106,456	2,597,526
		39,584,745
Materials 0.1%
Metals & Mining
SODIFF Advanced Materials Co., Ltd.	13,960	270,191
Telecommunication Services 1.5%
Diversified Telecommunication Services
Inmarsat PLC*	68,900	417,255
NeuStar, Inc. "A"*	16,900	432,640
Syniverse Holdings, Inc.* (d)	153,600	2,150,400
		3,000,295
Total Common Stocks (Cost $174,245,404)		194,425,078

Call Options Purchased 0.0%
International Business Machines Corp., Expiring 7/16/2005, Strike Price, $80.0 (Cost $18,726)	132	1,320

Securities Lending Collateral 10.3%
Scudder Daily Assets Fund Institutional, 3.19% (c) (e) (Cost $21,253,321)	21,253,321	21,253,321

Cash Equivalents 2.2%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $4,615,397)	4,615,397	4,615,397
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $200,132,848) (a)	106.9	220,295,116
Other Assets and Liabilities	(6.9)	(14,224,097)
Net Assets	100.0	206,071,019
Notes to Scudder Technology Growth Portfolio

* Non-income producing security.

(a) The cost for federal income tax purposes was $209,182,438. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $11,112,678. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,588,248 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,475,570.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005 amounted to $20,673,000, which is 10.0% of net assets.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

At June 30, 2005, open written options were as follows:

Written Options	Contracts	Expiration Date	Strike Price	Value ($)
Call Options
Broadcom Corp.	409	7/16/2005	35.0	(51,125)
Corning, Inc.	1,459	7/16/2005	15.0	(248,030)
EMC Corp.	785	7/16/2005	14.0	(11,775)
Mercury Interactive Corp.	128	7/16/2005	47.5	(640)
Microchip Technology, Inc.	118	7/16/2005	30.0	(7,080)
Total outstanding written options (Premiums received ($255,194))				(318,650)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $174,264,130) — including $20,673,000 of securities loaned	$ 194,426,398
Investment in Scudder Daily Assets Fund Institutional (cost $21,253,321)*	21,253,321
Investment in Scudder Cash Management QP Trust (cost $4,615,397)	4,615,397
Total investments in securities, at value (cost $200,132,848)	220,295,116
Cash	4,299
Foreign currency, at value (cost $4,825,128)	4,749,174
Receivable for investments sold	6,847,960
Dividends receivable	22,185
Interest receivable	25,469
Receivable for Portfolio shares sold	21,713
Foreign taxes recoverable	274
Other assets	3,443
Total assets	231,969,633
Liabilities
Payable for investments purchased	3,904,164
Payable for Portfolio shares redeemed	232,746
Payable upon return of securities loaned	21,253,321
Written options, at value (premiums received $255,194)	318,650
Accrued management fee	128,453
Other accrued expenses and payables	61,280
Total liabilities	25,898,614
Net assets, at value	$ 206,071,019
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	$ (476,740)
Net unrealized appreciation (depreciation) on: Investments	20,162,268
Written options	(63,456)
Foreign currency related transactions	(69,153)
Accumulated net realized gain (loss)	(281,793,784)
Paid-in capital	468,311,884
Net assets, at value	$ 206,071,019
Class A Net Asset Value, offering and redemption price per share ($191,609,963 ÷ 22,806,154 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.40
Class B Net Asset Value, offering and redemption price per share ($14,461,056 ÷ 1,733,862 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.34

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,918)	$ 394,345
Interest	592
Interest — Scudder Cash Management QP Trust	110,206
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	9,691
Total Income	514,834
Expenses: Management fee	806,800
Custodian and accounting fees	55,193
Distribution service fees (Class B)	18,303
Record keeping fees (Class B)	9,328
Auditing	21,621
Legal	9,019
Trustees' fees and expenses	2,699
Reports to shareholders	13,832
Other	9,165
Total expenses, before expense reductions	945,960
Expense reductions	(1,086)
Total expenses, after expense reductions	944,874
Net investment income (loss)	(430,040)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,264,440
Written options	1,742,079
Foreign currency related transactions	4,408
3,010,927
Net unrealized appreciation (depreciation) during the period on: Investments	(17,767,359)
Written options	(189,882)
Foreign currency related transactions	(76,867)
(18,034,108)
Net gain (loss) on investment transactions	(15,023,181)
Net increase (decrease) in net assets resulting from operations	$ (15,453,221)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ (430,040)	$ 1,003,070
Net realized gain (loss)	3,010,927	14,690,748
Net unrealized appreciation (depreciation) during the period on investment transactions	(18,034,108)	(12,924,302)
Net increase (decrease) in net assets resulting from operations	(15,453,221)	2,769,516
Distributions to shareholders from: Net investment income Class A	(979,061)	—
Class B	(18,255)	—
Portfolio share transactions: Class A Proceeds from shares sold	8,890,885	32,575,554
Reinvestment of distributions	979,061	—
Cost of shares redeemed	(32,947,232)	(61,621,741)
Net increase (decrease) in net assets from Class A share transactions	(23,077,286)	(29,046,187)
Class B Proceeds from shares sold	1,010,297	7,002,084
Reinvestment of distributions	18,255	—
Cost of shares redeemed	(1,863,250)	(1,720,967)
Net increase (decrease) in net assets from Class B share transactions	(834,698)	5,281,117
Increase (decrease) in net assets	(40,362,521)	(20,995,554)
Net assets at beginning of period	246,433,540	267,429,094
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $476,740 and $950,616, respectively)	$ 206,071,019	$ 246,433,540
Other Information
Class A Shares outstanding at beginning of period	25,536,462	29,035,542
Shares sold	1,043,921	3,753,123
Shares issued to shareholders in reinvestment of distributions	119,107	—
Shares redeemed	(3,893,336)	(7,252,203)
Net increase (decrease) in Portfolio shares	(2,730,308)	(3,499,080)
Shares outstanding at end of period	22,806,154	25,536,462
Class B Shares outstanding at beginning of period	1,832,122	1,217,540
Shares sold	121,925	821,254
Shares issued to shareholders in reinvestment of distributions	2,234	—
Shares redeemed	(222,419)	(206,672)
Net increase (decrease) in Portfolio shares	(98,260)	614,582
Shares outstanding at end of period	1,733,862	1,832,122

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.01	$ 8.84	$ 6.02	$ 9.36	$ 13.87	$ 17.77
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	.04	(.04)	(.03)	.01	.04
Net realized and unrealized gain (loss) on investment transactions	(.55)	.13	2.86	(3.30)	(4.50)	(3.84)
Total from investment operations	(.57)	.17	2.82	(3.33)	(4.49)	(3.80)
Less distributions from: Net investment income	(.04)	—	—	(.01)	(.02)	—
Net realized gains on investment transactions	—	—	—	—	—	(.10)
Total distributions	(.04)	—	—	(.01)	(.02)	(.10)
Net asset value, end of period	$ 8.40	$ 9.01	$ 8.84	$ 6.02	$ 9.36	$ 13.87
Total Return (%)	(6.30)**	1.92	46.84	(35.52)	(32.39)	(21.57)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	192	230	257	219	351	270
Ratio of expenses (%)	.85*	.83	.86	.80	.81	.82
Ratio of net investment income (loss) (%)	(.37)*	.43	(.50)	(.37)	.12	.21
Portfolio turnover rate (%)	124*	112	66	64	56	107
a For the six months ended June 30, 2005 (Unaudited).

b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

c Based on average shares outstanding during the period.

* Annualized ** Not annualized

Class B

Years Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.93	$ 8.80	$ 6.01	$ 6.32
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	.01	(.07)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.55)	.12	2.86	(.29)
Total from investment operations	(.58)	.13	2.79	(.31)
Less distributions from: Net investment income	(.01)	—	—	—
Net asset value, end of period	$ 8.34	$ 8.93	$ 8.80	$ 6.01
Total Return (%)	(6.49)**	1.48	46.42	(4.75)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	16	11.3
Ratio of expenses before expense reductions (%)	1.23*	1.22	1.25	1.06*
Ratio of expenses after expense reductions (%)	1.23*	1.21	1.25	1.06*
Ratio of net investment income (loss) (%)	(.75)*	.05	(.89)	(.79)*
Portfolio turnover rate (%)	124*	112	66	64

a For the six months ended June 30, 2005 (Unaudited).

b For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on average shares outstanding during the period.

* Annualized ** Not annualized

Information About Your Portfolio's Expenses

Scudder Templeton Foreign Value Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 980.10	$ 979.20
Expenses Paid per $1,000*	$ 5.60	$ 6.58
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,019.14	$ 1,018.15
Expenses Paid per $1,000*	$ 5.71	$ 6.71

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Templeton Foreign Value Portfolio	1.14%	1.34%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Scudder Templeton Foreign Value Portfolio

The global economy generally grew during the six-month period ended June 30, 2005. Apart from western Europe, foreign countries' growth appeared to be beating the expectations of a slowdown. However, the synchronized global recovery is now at least three and a half years old. At this point in the economic cycle, we think it is reasonable for the pace of growth to moderate, which might have been occurring over the past few months. Oil prices remained a major concern for the global economy, as the commodity traded at elevated levels, reaching a high of more than $60 per barrel in June. Although rising energy costs affected companies around the world, many global equity markets produced positive returns in local currencies for the first half of 2005. The US dollar rallied during the period, which significantly reduced these returns when translated into dollars.

Within this environment, the portfolio posted a -1.99% return (Class A shares, unadjusted for contract charges) for the period under review, versus the MSCI ACWI World ex-US Index return of -0.01%. The portfolio benefited from several holdings, including Denmark's ISS commercial services company, which was subject to a buyout bid. Over the period, a leading electronics manufacturer, South Korea's Samsung Electronics, also aided performance as it benefited from strong sales volumes. Australian mining company Iluka Resources performed well for the period, due to favorable demand and pricing for titanium and zircon, as well as takeover speculation.

Detractors from performance for the period included Canada's Alcan, an aluminum manufacturer hurt by lower aluminum prices and increased competition. Another holding, Israel's Check Point Software Technologies a global leader in Internet firewall and security, was weak mainly due to increased competition and concerns about new products not doing as well as projected, as well as slower growth in its core business. And Portugal Telecom hindered the portfolio's performance due to increased competitive pressures in its domestic mobile business, as well as its Brazilian subsidiaries.

At Templeton, our investment focus has always centered on individual companies and longer-term returns. We are confident that regardless of the macroeconomic climate we might encounter, we should continue to find "bargain" investment opportunities. This has been our experience for more than 60 years.

Antonio Docal, CFA

Lead Portfolio Manager
Templeton Investment Counsel LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The MSCI ACWI (All Country World Index) World ex US IndexSM is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of December 2003 the MSCI ACWI ex US consisted of the following 48 developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore Free, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, and Venezuela. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Templeton Foreign Value Portfolio

Asset Allocation	6/30/05	12/31/04

Common Stocks	91%	95%
Cash Equivalents	9%	5%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Financials	19%	23%
Consumer Discretionary	14%	13%
Industrials	13%	14%
Materials	12%	11%
Telecommunication Services	12%	10%
Energy	7%	7%
Information Technology	7%	6%
Health Care	7%	6%
Consumer Staples	5%	5%
Utilities	4%	5%
	100%	100%
Geographical Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Europe (excluding United Kingdom)	41%	44%
United Kingdom	24%	24%
Japan	12%	11%
Pacific Basin	12%	10%
Australia	3%	3%
Latin America	2%	2%
Other	6%	6%
	100%	100%

Asset allocation, sector and geographical diversifications are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 60. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

Scudder Templeton Foreign Value Portfolio

	Shares	Value ($)

Common Stocks 93.6%
Australia 2.3%
Alumina Ltd.	14,039	59,175
Iluka Resources Ltd.	7,183	41,037
National Australia Bank Ltd.	4,527	105,720
(Cost $195,553)		205,932
Bermuda 0.9%
ACE Ltd. (Cost $70,794)	1,780	79,833
Brazil 1.3%
Companhia Vale do Rio Doce (ADR)	1,720	43,688
Empresa Brasiliera de Aeronautica SA (Preferred) (ADR)	2,270	75,069
(Cost $103,335)		118,757
Canada 2.8%
Alcan, Inc.	3,410	102,367
BCE, Inc.	3,840	90,891
Domtar, Inc.	7,800	57,679
(Cost $278,169)		250,937
Cayman Island 0.8%
XL Capital Ltd. "A" (Cost $68,518)	910	67,722
China 0.9%
China Telecom Corp., Ltd. "H" (Cost $75,825)	220,000	77,891
Finland 2.3%
Stora Enso Oyj	8,000	101,600
UPM-Kymmene Oyj	5,380	103,139
(Cost $227,835)		204,739
France 6.2%
Accor SA	1,891	88,326
Axa	3,172	78,886
Compagnie Generale des Etablissements Michelin "B"	812	49,289
Sanofi-Aventis	1,518	124,277
Suez SA	2,159	58,393
Total SA	469	109,831
Valeo SA	1,034	46,279
(Cost $523,768)		555,281
Germany 5.5%
BASF AG	1,795	118,972
Celesio AG	526	41,365
Deutsche Post AG	5,749	134,236
E.ON AG	1,395	123,848
Volkswagen AG	1,637	74,681
(Cost $478,897)		493,102
Hong Kong 3.2%
Cheung Kong Holdings Ltd.	10,000	96,678
Hutchison Whampoa Ltd.	12,000	107,852
	Shares	Value ($)

Swire Pacific Ltd. "A"	9,000	79,266
(Cost $263,844)		283,796
Israel 1.2%
Check Point Software Technologies Ltd.* (Cost $121,177)	5,410	107,118
Italy 2.2%
Eni SpA	5,350	137,354
Riunione Adriatica di Sicurta SpA	3,140	60,943
(Cost $197,453)		198,297
Japan 11.5%
East Japan Railway Co.	16	82,024
Fuji Photo Film Co., Ltd.	2,000	65,066
Hitachi Ltd.	13,000	78,718
KDDI Corp.	21	96,892
Mabuchi Motor Co., Ltd.	1,500	86,279
NEC Corp.	9,000	48,366
Nintendo Co., Ltd.	700	72,919
Nippon Telegraph & Telephone Corp.	22	94,293
Nomura Holdings, Inc.	6,900	81,928
Olympus Corp.	3,000	57,285
Sompo Japan Insurance, Inc.	7,000	70,328
Sony Corp.	2,700	92,980
Takeda Chemical Industries Ltd.	2,000	98,884
(Cost $1,086,232)		1,025,962
Korea 4.8%
Kookmin Bank (ADR)	1,750	79,765
Korea Electric Power Corp. (ADR)	2,790	43,719
POSCO (ADR)	840	36,935
Samsung Electronics Co., Ltd. (GDR), 144A	867	207,430
SK Telecom Co., Ltd. (ADR)	3,060	62,424
(Cost $392,447)		430,273
Mexico 0.9%
Telefonos de Mexico SA de CV "L" (ADR) (Cost $80,934)	4,480	84,627
Netherlands 6.5%
Akzo Nobel NV	2,597	101,922
ING Groep NV	4,263	119,933
Koninklijke (Royal) Philips Electronics NV	5,126	128,900
Reed Elsevier NV	4,445	61,772
Unilever NV	1,527	98,852
Wolters Kluwer NV	3,963	75,585
(Cost $589,954)		586,964
Norway 1.4%
Norske Skogindustrier ASA	2,000	32,774
Telenor ASA	11,600	92,098
(Cost $139,349)		124,872
	Shares	Value ($)

Portugal 1.3%
Portugal Telecom SGPS SA (Registered) (Cost $129,476)	11,862	113,013
Singapore 1.0%
DBS Group Holdings Ltd. (Cost $104,336)	11,000	93,078
Spain 4.6%
Banco Santander Central Hispano SA	9,077	104,810
Iberdrola SA	2,938	77,253
Repsolf YPF SA	5,451	138,751
Telefonica SA (ADR)	1,893	92,558
(Cost $396,621)		413,372
Sweden 4.3%
Atlas Copco AB "A"	5,580	88,223
Nordea Bank AB	12,559	113,832
Securitas AB "B"	5,350	89,053
Volvo AB "B"	2,230	90,494
(Cost $375,519)		381,602
Switzerland 3.8%
Lonza Group AG (Registered)	1,781	98,337
Nestle SA (Registered)	384	98,136
Swiss Re (Registered)	1,094	67,051
UBS AG (Registered)	1,033	80,391
(Cost $356,742)		343,915
Taiwan 1.6%
Chunghwa Telecom Co., Ltd. (ADR)	2,630	56,361
Compal Electronics, Inc (GDR), 144A	16,740	83,198
(Cost $134,815)		139,559
United Kingdom 22.3%
Alliance Unichem PLC	4,867	73,916
	Shares	Value ($)

BAE Systems PLC	17,741	90,818
Boots Group PLC	9,138	99,454
BP PLC	9,519	98,985
British Airways PLC*	16,360	76,912
British Sky Broadcasting Group PLC	12,463	117,453
Cadbury Schweppes PLC	11,490	109,378
Compass Group PLC	36,228	151,981
GKN PLC	11,346	52,216
GlaxoSmithKline PLC	5,152	124,306
HSBC Holdings PLC	6,000	95,913
National Grid Transco PLC	5,730	55,409
Pearson PLC	5,899	69,202
Rentokil Initial PLC	40,752	116,031
Rolls-Royce Group PLC*	16,857	86,426
Rolls-Royce Group PLC "B"	789,000	1,413
Royal Bank of Scotland Group PLC	4,395	132,351
Shell Transport & Trading Co., PLC	13,293	128,772
Shire Pharmaceuticals Group PLC	7,994	87,526
Smiths Group PLC	5,109	84,018
Vodafone Group PLC	46,722	113,530
Yell Group PLC	4,117	31,303
(Cost $1,977,809)		1,997,312
Total Common Stocks (Cost $8,369,402)		8,377,954

Cash Equivalents 8.9%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $797,330)	797,330	797,330
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $9,166,732) (a)	102.5	9,175,284
Other Assets and Liabilities	(2.5)	(220,720)
Net Assets	100.0	8,954,564
Notes to Scudder Templeton Foreign Value Portfolio

* Non-income producing security.

(a) The cost for federal income tax purposes was $9,169,865. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $5,419. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $274,324 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $268,905.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $8,369,402)	$ 8,377,954
Scudder Cash Management QP Trust (cost $797,330)	797,330
Total investments in securities, at value (cost $9,166,732)	9,175,284
Cash	118
Foreign currency, at value (cost $19,710)	19,595
Receivable for investments sold	78,343
Dividends receivable	17,187
Interest receivable	1,692
Receivable for Portfolio shares sold	16,963
Foreign taxes recoverable	5,168
Unrealized appreciation on forward foreign currency exchange contracts	13
Due from Advisor	19,825
Total assets	9,334,188
Liabilities
Payable for investments purchased	338,065
Other accrued expenses and payables	41,559
Total liabilities	379,624
Net assets, at value	$ 8,954,564
Net Assets
Net assets consist of: Undistributed net investment income	106,509
Net unrealized appreciation (depreciation) on: Investments	8,552
Foreign currency related transactions	(551)
Accumulated net realized gain (loss)	25,709
Paid-in capital	8,814,345
Net assets, at value	$ 8,954,564
Class A Net Asset Value, offering and redemption price per share ($4,788,855 ÷ 462,829 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.35
Class B Net Asset Value, offering and redemption price per share ($4,165,709 ÷ 403,070 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.33

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $19,342)	$ 148,925
Interest — Scudder Cash Management QP Trust	7,467
Total Income	156,392
Expenses: Management fee	36,065
Custodian and accounting fees	51,727
Distribution service fees (Class B)	4,257
Record keeping fees (Class B)	804
Auditing	11,349
Legal	1,677
Trustees' fees and expenses	42
Reports to shareholders	1,749
Offering cost	787
Other	627
Total expenses, before expense reductions	109,084
Expense reductions	(62,334)
Total expenses, after expense reductions	46,750
Net investment income (loss)	109,642
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	34,471
Foreign currency related transactions	(8,762)
25,709
Net unrealized appreciation (depreciation) during the period on: Investments	(287,506)
Foreign currency related transactions	(579)
(288,085)
Net gain (loss) on investment transactions	(262,376)
Net increase (decrease) in net assets resulting from operations	$ (152,734)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Period Ended December 31, 2004[a]
Operations: Net investment income (loss)	$ 109,642	$ 2,020
Net realized gain (loss) on investment transactions	25,709	(8,340)
Net unrealized appreciation (depreciation) on investment transactions during the period	(288,085)	296,086
Net increase (decrease) in net assets resulting from operations	(152,734)	289,766
Portfolio share transactions: Class A Proceeds from shares sold	2,472,721	2,500,000
Cost of shares redeemed	(253,590)	—
Net increase (decrease) in net assets from Class A share transactions	2,219,131	2,500,000
Class B Proceeds from shares sold	1,382,698	2,758,419
Cost of shares redeemed	(42,404)	(312)
Net increase (decrease) in net assets from Class B share transactions	1,340,294	2,758,107
Increase (decrease) in net assets	3,406,691	5,547,873
Net assets at beginning of period	5,547,873	—
Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $106,509 and $3,133, respectively)	$ 8,954,564	$ 5,547,873
Other Information
Class A Shares outstanding at beginning of period	250,000	—
Shares sold	236,937	250,000
Share redeemed	(24,108)	—
Net increase in Portfolio shares	212,829	250,000
Shares outstanding at end of period	462,829	250,000
Class B Shares outstanding at beginning of period	275,227	—
Shares sold	131,929	275,257
Shares redeemed	(4,086)	(30)
Net increase in Portfolio shares	127,843	275,227
Shares outstanding at end of period	403,070	275,227

a For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

	2005[a]	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.56	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.15	.01
Net realized and unrealized gain (loss) on investment transactions	(.36)	.55
Total from investment operations	(.21)	.56
Net asset value, end of period	$ 10.35	$ 10.56
Total Return (%)[d]	(1.99)**	5.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	3
Ratio of expenses before expense reductions (%)	2.74*	7.34*
Ratio of expenses after expense reductions (%)	1.14*	1.14*
Ratio of net investment income (loss) (%)	2.97*	.41*
Portfolio turnover rate (%)	12*	—

a For the six months ended June 30, 2005 (Unaudited).

b For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

c Based on average shares outstanding during the period.

d Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B

	2005[a]	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.56	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.14	—
Net realized and unrealized gain (loss) on investment transactions	(.37)	.56
Total from investment operations	(.23)	.56
Net asset value, end of period	$ 10.33	$ 10.56
Total Return (%)[d]	(2.18)**	5.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3
Ratio of expenses before expense reductions (%)	3.03*	7.74*
Ratio of expenses after expense reductions (%)	1.34*	1.34*
Ratio of net investment income (loss) (%)	2.77*	.21*
Portfolio turnover rate (%)	12*	—

a For the six months ended June 30, 2005 (Unaudited).

b For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

c Based on average shares outstanding during the period.

d Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

Scudder Total Return Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,007.70	$ 1,005.60
Expenses Paid per $1,000*	$ 2.79	$ 4.67
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,022.02	$ 1,020.13
Expenses Paid per $1,000*	$ 2.81	$ 4.71

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — Scudder Total Return Portfolio	.56%	.94%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

Scudder Total Return Portfolio

During the first six months of 2005, the US stock market exhibited considerable volatility as investors reacted to economic news that was somewhat contradictory. At June 30, 2005, the S&P 500 Index was close to its level at the beginning of the year; the total return of the index for the six-month period was -0.81%. Large-cap stocks performed better than small-cap stocks, and value stocks outperformed growth.

Bonds delivered higher returns than stocks for the period: Return of the Lehman Brothers Aggregate Bond Index was 2.51%. High-yield bonds underperformed investment-grade issues in the early months of 2005, as concerns about the durability of economic growth drove a flight to quality. After a turbulent period in March and early April, the high-yield and emerging market debt sectors rebounded in the quarter.

For the six-month period ended June 30, 2005, the return of Scudder Total Return Portfolio (Class A shares, unadjusted for contract charges) was 0.77%. As expected, since this portfolio invests in a blend of equity and bond securities, its return was between the returns of our major equity and bond benchmarks, the S&P 500 and the Lehman Brothers Aggregate Bond Index. Our other equity benchmark, the Russell 1000 Growth Index, had a return of -1.72%. The Lipper peer group of balanced funds had an average return of 0.51% for the period.

Over the last six months, the portfolio's equity/fixed-income mix was maintained at close to a neutral position of 60% stocks and 40% bonds, but with a modest overweight in equities. This overweight in equities detracted from performance, since bond returns were higher than equity returns. In the equity portion of the portfolio, stock selection, particularly in the energy and health care sectors, was the major contributor to the portfolio's performance. The lack of utility holdings was negative for performance, as this sector had the second highest return (after energy) in the S&P 500 Index. In the bond portion of the portfolio, individual security selection had the largest positive impact on performance. Exposure to the high-yield and emerging market debt sectors added value. Non-dollar bond holdings added value as well since foreign markets performed better than the US market.

Julie M. Van Cleave, CFA J. Christopher Gagnier
Andrew P. Cestone Brett Diment
Thomas F. Sassi Arnim S. Holzer
Portfolio Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index which consists of those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Lipper Balanced Fund category includes funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Scudder Total Return Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks	58%	60%
Corporate Bonds	11%	11%
Cash Equivalents	6%	3%
Collateralized Mortgage Obligations	5%	7%
Foreign Bonds — US$ Denominated	4%	5%
Commercial and Non-Agency Mortgage Backed Securities	4%	2%
US Government Backed	3%	4%
Foreign Bonds — Non US$ Denominated	3%	1%
Municipal Bonds and Notes	2%	2%
US Government Agency Sponsored Pass-Throughs	2%	1%
Asset Backed	2%	3%
Government National Mortgage Association	—	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/05	12/31/04

Financials	19%	19%
Information Technology	16%	19%
Health Care	12%	16%
Consumer Discretionary	11%	12%
Industrials	11%	11%
Energy	10%	9%
Consumer Staples	5%	8%
Sovereign Bonds	5%	—
Materials	5%	4%
Telecommunication Services	3%	1%
Utilities	3%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 70. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

Scudder Total Return Portfolio

	Shares	Value ($)

Common Stocks 58.0%
Consumer Discretionary 6.5%
Auto Components 0.1%
Noble International Ltd.	4,000	94,200
Oxford Automotive, Inc.*	73,172	20,488
Tenneco Automotive, Inc.*	19,200	319,488
		434,176
Automobiles 0.3%
Harley-Davidson, Inc.	47,600	2,360,960
Distributors 0.0%
The Andersons, Inc.	3,200	114,592
Diversified Consumer Services 0.0%
Sotheby's Holdings, Inc., "A"*	7,300	100,010
Hotels Restaurants & Leisure 0.9%
Argosy Gaming Co.*	9,300	433,473
California Pizza Kitchen, Inc.*	3,600	98,172
CEC Entertainment, Inc.*	3,500	147,315
CKE Restaurants, Inc.	19,200	267,264
Dave & Buster's, Inc.*	3,300	60,852
International Game Technology	40,200	1,131,630
MTR Gaming Group, Inc.*	29,200	339,888
Multimedia Games, Inc.*	23,400	257,634
Panera Bread Co., "A"*	5,300	329,051
Starbucks Corp.*	17,700	914,382
YUM! Brands, Inc.	43,900	2,286,312
		6,265,973
Household Durables 0.1%
Fortune Brands, Inc.	11,100	985,680
Internet & Catalog Retail 0.2%
eBay, Inc.*	43,200	1,426,032
Leisure Equipment & Products 0.1%
Arctic Cat, Inc.	7,200	147,816
Escalade, Inc.	1,300	17,979
JAKKS Pacific, Inc.*	14,300	274,703
		440,498
Media 1.1%
aQuantive, Inc.*	7,400	131,128
Comcast Corp., Special "A"*	50,000	1,497,500
McGraw-Hill Companies, Inc.	53,800	2,380,650
Omnicom Group, Inc.	29,600	2,363,856
Reader's Digest Association, Inc.	30,100	496,650
Scholastic Corp.*	10,100	389,355
Viacom, Inc., "B"	25,309	810,394
		8,069,533
Multiline Retail 1.2%
Family Dollar Stores, Inc.	107,500	2,805,750
Kirkland's, Inc.*	17,700	165,318
Kohl's Corp.*	26,300	1,470,433
Target Corp.	75,100	4,086,191
		8,527,692
Specialty Retail 2.3%
Bed Bath & Beyond, Inc.*	22,300	931,694
Cato Corp., "A"	16,350	337,627
	Shares	Value ($)

GameStop Corp., "B"*	2,600	77,740
Genesco, Inc.*	8,700	322,683
Hibbett Sporting Goods, Inc.*	9,300	351,912
Home Depot, Inc.	12,600	490,140
Jo-Ann Stores, Inc.*	1,400	36,946
Jos. A. Bank Clothiers, Inc.*	8,100	350,730
Lowe's Companies, Inc.	70,300	4,092,866
Payless ShoeSource, Inc.*	12,800	245,760
Pier 1 Imports, Inc.	25,900	367,521
RadioShack Corp.	81,300	1,883,721
Stage Stores, Inc.*	10,700	466,520
Staples, Inc.	81,600	1,739,712
Stein Mart, Inc.	12,900	283,800
The Buckle, Inc.	6,300	279,342
The Finish Line, Inc., "A"	6,300	119,196
The Gap, Inc.	134,500	2,656,375
TJX Companies, Inc.	58,300	1,419,605
Too, Inc.*	7,400	172,938
		16,626,828
Textiles, Apparel & Luxury Goods 0.2%
Guess?, Inc.*	9,300	319,994
K-Swiss, Inc., "A"	12,400	401,016
Wolverine World Wide, Inc.	18,600	446,586
		1,167,596
Consumer Staples 3.9%
Beverages 0.6%
PepsiCo, Inc.	79,580	4,291,749
Food & Staples Retailing 0.7%
Pantry, Inc.*	1,300	50,349
Pathmark Stores, Inc.*	26,900	235,644
Wal-Mart Stores, Inc.	44,700	2,154,540
Walgreen Co.	54,500	2,506,455
		4,946,988
Food Products 1.3%
Dean Foods Co.*	18,500	651,940
Flowers Foods, Inc.	5,300	187,408
General Mills, Inc.	66,500	3,111,535
Kellogg Co.	31,900	1,417,636
Lance, Inc.	23,600	406,156
The Hershey Co.	23,900	1,484,190
TreeHouse Foods, Inc.*	3,700	105,487
Unilever NV, (NY Shares)	33,900	2,197,737
		9,562,089
Household Products 1.2%
Colgate-Palmolive Co.	28,100	1,402,471
Kimberly-Clark Corp.	55,200	3,454,968
Procter & Gamble Co.	72,600	3,829,650
		8,687,089
Personal Products 0.1%
Chattem, Inc.*	9,000	372,600
Energy 7.2%
Energy Equipment & Services 1.6%
Baker Hughes, Inc.	49,500	2,532,420
Halliburton Co.	73,300	3,505,206
	Shares	Value ($)

Nabors Industries Ltd.*	27,300	1,654,926
Schlumberger Ltd.	26,900	2,042,786
Transocean, Inc.*	35,300	1,905,141
		11,640,479
Oil, Gas & Consumable Fuels 5.6%
BP PLC (ADR)	59,600	3,717,848
Callon Petroleum Co.*	19,200	283,776
ChevronTexaco Corp.	111,400	6,229,488
Cimarex Energy Co.*	14,200	552,522
ConocoPhillips	63,800	3,667,862
Devon Energy Corp.	61,400	3,111,752
Energy Partners Ltd.*	19,000	497,990
EOG Resources, Inc.	81,900	4,651,920
ExxonMobil Corp.	155,100	8,913,597
Forest Oil Corp.*	9,100	382,200
Harvest Natural Resources, Inc.*	18,900	206,577
KCS Energy, Inc.*	12,200	211,914
Meridian Resource Corp.*	28,900	138,142
Penn Virginia Corp.	10,400	464,568
Royal Dutch Petroleum Co., (NY Shares)	50,100	3,251,490
St. Mary Land & Exploration Co.	5,000	144,900
Stone Energy Corp.*	5,300	259,170
Valero Energy Corp.	19,900	1,574,289
Vintage Petroleum, Inc.	14,100	429,627
XTO Energy, Inc.	38,966	1,324,454
		40,014,086
Financials 10.2%
Banks 4.4%
AmSouth Bancorp.	75,700	1,968,200
BancFirst Corp.	1,200	104,388
BancorpSouth, Inc.	1,500	35,400
Bank of America Corp.	163,100	7,438,991
BB&T Corp.	50,100	2,002,497
Brookline Bancorp, Inc.	6,700	108,942
Cathay General Bancorp.	2,900	97,759
Center Financial Corp.	15,900	394,797
City Holding Co.	3,700	135,124
CoBiz, Inc.	1,200	21,756
Corus Bankshares, Inc.	10,000	554,900
CVB Financial Corp.	10,775	212,052
Fidelity Bancshares, Inc.	5,750	152,490
First BanCorp.	13,500	542,025
First Charter Corp.	3,800	83,486
First Community Bancorp.	2,100	99,750
FirstFed Financial Corp.*	9,400	560,334
Frontier Financial Corp.	1,350	34,101
Harbor Florida Bancshares, Inc.	10,100	378,144
NewAlliance Bancshares, Inc.	8,800	123,640
Oriental Financial Group, Inc.	13,200	201,432
Pacific Capital Bancorp.	1,800	66,744
PFF Bancorp., Inc.	5,350	162,051
PNC Financial Services Group	38,000	2,069,480
Prosperity Bancshares, Inc.	15,000	429,150
Provident Financial Services, Inc.	14,000	245,980
Republic Bancorp., Inc.	17,800	266,644
Republic Bancorp., Inc., "A"	1,260	27,355
Sterling Bancshares, Inc.	21,400	332,984
	Shares	Value ($)

Sterling Financial Corp.*	1,500	56,100
SunTrust Banks, Inc.	30,600	2,210,544
TierOne Corp.	4,300	116,659
UMB Financial Corp.	1,900	108,357
Umpqua Holdings Corp.	1,400	32,956
United Community Banks, Inc.	1,700	44,234
US Bancorp.	105,800	3,089,360
Wachovia Corp.	62,600	3,104,960
Wells Fargo & Co.	54,900	3,380,742
Wintrust Financial Corp.	3,000	157,050
WSFS Financial Corp.	3,800	207,898
		31,359,456
Capital Markets 1.2%
Bear Stearns Companies, Inc.	19,800	2,058,012
Investment Technology Group, Inc.*	19,900	418,298
Lehman Brothers Holdings, Inc.	18,500	1,836,680
Merrill Lynch & Co., Inc.	52,300	2,877,023
The Goldman Sachs Group, Inc.	17,100	1,744,542
		8,934,555
Consumer Finance 0.3%
American Express Co.	33,500	1,783,205
Cash America International, Inc.	3,500	70,420
CompuCredit Corp.*	3,500	119,980
Metris Companies, Inc.*	13,000	187,980
		2,161,585
Diversified Financial Services 2.2%
Citigroup, Inc.	181,732	8,401,470
Freddie Mac	42,500	2,772,275
JPMorgan Chase & Co.	132,200	4,669,304
Ocwen Financial Corp.*	4,900	33,124
Santander BanCorp	6,400	160,384
		16,036,557
Insurance 1.5%
AFLAC, Inc.	53,600	2,319,808
Allstate Corp.	54,600	3,262,350
American International Group, Inc.	50,400	2,928,240
American Physicians Capital, Inc.*	5,400	200,610
Argonaut Group, Inc.*	1,300	30,017
Commerce Group, Inc.	5,900	366,449
Lincoln National Corp.	30,100	1,412,292
Navigators Group, Inc.*	1,000	34,570
Zenith National Insurance Corp.	5,400	366,444
		10,920,780
Real Estate 0.6%
American Financial Realty Trust (REIT)	8,500	130,730
Amli Residential Properties Trust (REIT)	5,800	181,308
Colonial Properties Trust (REIT)	4,700	206,800
Commercial Net Lease Realty (REIT)	9,100	186,277
Corporate Office Properties Trust (REIT)	8,000	235,600
Cousins Properties, Inc. (REIT)	5,700	168,606
EastGroup Properties, Inc. (REIT)	1,500	63,165
FelCor Lodging Trust, Inc. (REIT)*	12,000	173,760
First Industrial Realty Trust, Inc. (REIT)	3,100	123,690
Gables Residential Trust (REIT)	6,100	263,703
	Shares	Value ($)

Glenborough Realty Trust, Inc. (REIT)	4,000	82,360
Glimcher Realty Trust (REIT)	3,800	105,450
Heritage Property Investment Trust (REIT)	5,800	203,116
Highwoods Properties, Inc. (REIT)	7,500	223,200
Home Properties, Inc. (REIT)	4,500	193,590
Kilroy Realty Corp. (REIT)	4,900	232,701
Lexington Corporate Properties Trust (REIT)	10,100	245,531
LTC Properties, Inc. (REIT)	1,300	26,910
Maguire Properties, Inc. (REIT)	200	5,668
Nationwide Health Properties, Inc. (REIT)	10,300	243,183
Newcastle Investment Corp. (REIT)	6,300	189,945
OMEGA Healthcare Investors, Inc. (REIT)	2,500	32,150
Parkway Properties, Inc. (REIT)	3,600	180,036
Prentiss Properties Trust (REIT)	4,800	174,912
Senior Housing Properties Trust (REIT)	11,700	221,247
Sun Communities, Inc. (REIT)	1,600	59,504
Town & Country Trust (REIT)	1,200	34,212
Urstadt Biddle Properties "A" (REIT)	1,200	20,784
Washington Real Estate Investment Trust (REIT)	7,500	234,000
		4,442,138
Health Care 9.2%
Biotechnology 1.5%
Albany Molecular Research, Inc.*	20,400	285,600
Amgen, Inc.*	15,500	937,130
Genentech, Inc.*	77,200	6,197,616
Gilead Sciences, Inc.*	68,900	3,030,911
ImmunoGen, Inc.*	7,300	42,267
Serologicals Corp.*	14,600	310,250
ZymoGenetics, Inc.*	1,400	24,640
		10,828,414
Health Care Equipment & Supplies 2.1%
American Medical Systems Holdings, Inc.*	23,200	479,080
Baxter International, Inc.	146,300	5,427,730
Boston Scientific Corp.*	48,300	1,304,100
C.R. Bard, Inc.	19,300	1,283,643
DJ Orthopedics, Inc.*	9,500	260,585
Haemonetics Corp.*	10,600	430,784
Hologic, Inc.*	2,800	111,300
Medtronic, Inc.	48,600	2,516,994
Palomar Medical Technologies, Inc.*	8,400	200,928
West Pharmaceutical Services, Inc.	3,500	98,175
Zimmer Holdings, Inc.*	39,900	3,039,183
		15,152,502
Health Care Providers & Services 1.3%
Apria Healthcare Group, Inc.*	4,400	152,416
Centene Corp.*	12,000	402,960
Cerner Corp.*	4,000	271,880
Chemed Corp.	10,600	433,328
Computer Programs & Systems, Inc.	8,700	324,249
Kindred Healthcare, Inc.*	8,700	344,607
LabOne, Inc.*	3,500	139,335
MedCath Corp.*	9,800	272,342
	Shares	Value ($)

Per-Se Technologies, Inc.*	16,600	348,932
Quality Systems, Inc.	6,000	284,280
RehabCare Group, Inc.*	12,000	320,760
Sierra Health Services, Inc.*	5,600	400,176
UnitedHealth Group, Inc.	103,400	5,391,276
		9,086,541
Pharmaceuticals 4.3%
Abbott Laboratories	135,600	6,645,756
Alpharma, Inc., "A"	13,700	198,239
Andrx Corp.*	13,400	272,154
Bristol-Myers Squibb Co.	156,700	3,914,366
Connetics Corp.*	12,100	213,444
Eli Lilly & Co.	22,800	1,270,188
Enzon Pharmaceuticals, Inc.*	45,900	297,432
First Horizon Pharmaceutical Corp.*	8,100	154,224
ICOS Corp.*	14,500	306,965
Impax Laboratories, Inc.*	13,700	215,090
Johnson & Johnson	127,582	8,292,830
Kos Pharmaceuticals, Inc.*	4,900	320,950
Perrigo Co.	15,600	217,464
Pfizer, Inc.	179,225	4,943,026
Pharmion Corp.*	11,200	259,952
United Therapeutics Corp.*	5,000	241,000
Valeant Pharmaceuticals International	11,200	197,456
Wyeth	74,100	3,297,450
		31,257,986
Industrials 6.2%
Aerospace & Defense 1.2%
HEICO Corp.	8,500	198,985
Honeywell International, Inc.	102,500	3,754,575
Moog, Inc., "A"*	17,450	549,501
Teledyne Technologies, Inc.*	4,000	130,320
Triumph Group, Inc.*	8,800	305,888
United Technologies Corp.	74,700	3,835,845
		8,775,114
Air Freight & Logistics 0.3%
FedEx Corp.	24,700	2,000,947
Hub Group, Inc.*	7,400	185,370
		2,186,317
Airlines 0.0%
Alaska Air Group, Inc.*	12,000	357,000
Building Products 0.2%
Eagle Materials, Inc.	6,300	583,317
Lennox International, Inc.	19,800	419,166
USG Corp.*	4,300	182,750
		1,185,233
Commercial Services & Supplies 1.2%
Avery Dennison Corp.	40,700	2,155,472
CompX International, Inc.	300	5,025
Consolidated Graphics, Inc.*	7,500	305,775
DiamondCluster International, Inc.*	14,300	161,590
Electro Rent Corp.*	22,000	319,880
Euronet Worldwide, Inc.*	8,000	232,560
FTI Consulting, Inc.*	8,100	169,290
John H. Harland Co.	13,800	524,400
Korn/Ferry International*	21,500	381,625
	Shares	Value ($)

Labor Ready, Inc.*	14,700	342,657
Navigant Consulting, Inc.*	17,000	300,220
NuCo2, Inc.*	16,200	415,854
Pitney Bowes, Inc.	54,000	2,351,700
TeleTech Holdings, Inc.*	23,100	188,265
TNS, Inc.*	1,900	44,403
Ventiv Health, Inc.*	14,500	279,560
		8,342,076
Construction & Engineering 0.1%
Dycom Industries, Inc.*	20,700	410,067
Perini Corp.*	15,200	249,584
Quanta Services, Inc.*	26,800	235,840
		895,491
Electrical Equipment 0.4%
Emerson Electric Co.	44,000	2,755,720
Industrial Conglomerates 2.1%
3M Co.	19,500	1,409,850
Blount International, Inc.*	29,800	497,362
General Electric Co.	319,000	11,053,350
Textron, Inc.	32,300	2,449,955
		15,410,517
Machinery 0.6%
AGCO Corp.*	11,000	210,320
Caterpillar, Inc.	14,200	1,353,402
Gardner Denver, Inc.*	11,000	385,880
JLG Industries, Inc.	16,000	439,680
Kennametal, Inc.	12,900	591,465
NACCO Industries, Inc., "A"	400	42,888
Sauer-Danfoss, Inc.	15,600	277,212
Stewart & Stevenson Services, Inc.	16,200	367,092
Toro Co.	7,500	289,575
Wabash National Corp.*	11,600	281,068
		4,238,582
Road & Rail 0.1%
Knight Transportation, Inc.	19,700	479,301
Old Dominion Freight Line, Inc.*	2,400	64,392
		543,693
Trading Companies & Distributors 0.0%
United Rentals, Inc.*	15,700	317,297
Information Technology 12.2%
Communications Equipment 1.9%
Arris Group, Inc.*	25,100	218,621
Avocent Corp.*	7,400	193,436
Belden CDT, Inc.	5,800	122,960
Cisco Systems, Inc.*	253,800	4,850,118
ComTech Telecommunications Corp.*	7,400	241,462
Equinix, Inc.*	1,800	78,012
InterDigital Communications Corp.*	17,300	302,750
NETGEAR, Inc.*	7,800	145,080
Nokia Oyj, (ADR)	268,500	4,467,840
QUALCOMM, Inc.	78,800	2,601,188
Symmetricom, Inc.*	26,900	278,953
		13,500,420
	Shares	Value ($)

Computers & Peripherals 2.3%
Apple Computer, Inc.*	22,200	817,182
infoUSA, Inc.	14,000	163,800
Dell, Inc.*	59,900	2,366,649
EMC Corp.*	228,000	3,125,880
Hewlett-Packard Co.	154,800	3,639,348
Imation Corp.	12,800	496,512
International Business Machines Corp.	76,800	5,698,560
Maxtor Corp.*	41,900	217,880
PalmOne, Inc.*	8,400	250,068
		16,612,079
Electronic Equipment & Instruments 0.2%
Agilysys, Inc.	17,400	273,180
American Science & Engineering, Inc.*	7,700	341,572
Itron, Inc.*	7,000	312,760
LeCroy Corp.*	15,900	218,625
MIPS Technologies, Inc.*	10,100	72,720
Paxar Corp.*	20,400	362,100
		1,580,957
Internet Software & Services 0.3%
Digital Insight Corp.*	5,100	121,992
Digital River, Inc.*	6,700	212,725
EarthLink, Inc.*	23,600	204,376
InfoSpace, Inc.*	4,500	148,185
j2 Global Communications, Inc.*	3,900	134,316
Openwave Systems, Inc.*	2,700	44,280
Redback Networks, Inc.*	17,200	109,736
Yahoo!, Inc.*	37,200	1,288,980
		2,264,590
IT Consulting & Services 1.5%
Accenture Ltd., "A"*	64,400	1,459,948
Automatic Data Processing, Inc.	80,500	3,378,585
Covansys Corp.*	18,600	239,010
First Data Corp.	45,000	1,806,300
Fiserv, Inc.*	59,600	2,559,820
Paychex, Inc.	24,600	800,484
Sapient Corp.*	22,100	175,253
TALX Corp.	8,000	231,280
		10,650,680
Semiconductors & Semiconductor Equipment 3.4%
ADE Corp.*	7,900	221,595
Applied Materials, Inc.	174,900	2,829,882
Axcelis Technologies, Inc.*	36,300	249,018
Broadcom Corp., "A"*	44,500	1,580,195
Cypress Semiconductor Corp.*	20,500	258,095
Diodes, Inc.*	8,400	262,080
Emulex Corp.*	15,900	290,334
Fairchild Semiconductor International, Inc.*	21,300	314,175
Integrated Device Technology, Inc.*	1,700	18,275
Intel Corp.	361,800	9,428,508
IXYS Corp.*	16,000	226,880
Linear Technology Corp.	53,100	1,948,239
Micrel, Inc.*	4,800	55,296
OmniVision Technologies, Inc.*	14,100	191,619
Photronics, Inc.*	10,200	238,068
	Shares	Value ($)

Silicon Image, Inc.*	21,300	218,538
Texas Instruments, Inc.	204,800	5,748,736
TTM Technologies, Inc.*	23,800	181,118
Varian Semiconductor Equipment Associates, Inc.*	7,500	277,500
		24,538,151
Software 2.6%
Adobe Systems, Inc.	44,400	1,270,728
Ansoft Corp.*	13,500	326,160
Electronic Arts, Inc.*	36,600	2,071,926
FileNET Corp.*	18,200	457,548
Hyperion Solutions Corp.*	8,000	321,920
Internet Security Systems, Inc.*	7,600	154,204
Interwoven, Inc.*	17,300	130,269
Intuit, Inc.*	18,600	839,046
Microsoft Corp.	410,000	10,184,400
MicroStrategy, Inc., "A"*	22	1,167
Oracle Corp.*	112,500	1,485,000
PAR Technology Corp.*	9,400	300,800
Parametric Technology Corp.*	52,100	332,398
SS&C Technologies, Inc.	900	28,512
Symantec Corp.*	26,500	576,110
TIBCO Software, Inc.*	30,100	196,854
Wind River Systems, Inc.*	16,500	258,720
Witness Systems, Inc.*	12,900	235,167
		19,170,929
Materials 1.3%
Chemicals 0.6%
Air Products & Chemicals, Inc.	33,600	2,026,080
Cambrex Corp.	16,500	314,325
Ecolab, Inc.	44,800	1,449,728
Terra Industries, Inc.*	58,800	400,428
W.R. Grace & Co.*	23,600	183,844
		4,374,405
Containers & Packaging 0.4%
Silgan Holdings, Inc.	6,400	359,936
Sonoco Products Co.	81,600	2,162,400
		2,522,336
Metals & Mining 0.3%
AK Steel Holding Corp.*	36,300	232,683
Alcoa, Inc.	35,400	925,002
Carpenter Technology Corp.	6,100	315,980
Century Aluminum Co.*	8,500	173,400
Quanex Corp.	8,800	466,488
		2,113,553
Paper & Forest Products 0.0%
Deltic Timber Corp.	8,200	311,846
Telecommunication Services 0.8%
Diversified Telecommunication Services 0.8%
Alaska Communications Systems Group, Inc.	3,300	32,703
Aspect Communications Corp.*	18,800	211,124
CT Communications, Inc.	22,100	288,405
General Communication, Inc., "A"*	27,500	271,425
North Pittsburgh Systems, Inc.	9,600	187,776
Premiere Global Services, Inc.*	25,600	289,024
	Shares	Value ($)

SBC Communications, Inc.	69,100	1,641,125
TALK America Holdings, Inc.*	23,200	232,232
Verizon Communications, Inc.	60,600	2,093,730
		5,247,544
Wireless Telecommunication Services 0.0%
UbiquiTel, Inc.*	24,400	199,104
Utilities 0.5%
Electric Utilities 0.4%
PNM Resources, Inc.	12,700	365,887
Progress Energy, Inc.	54,000	2,442,960
		2,808,847
Gas Utilities 0.1%
Energen Corp.	9,400	329,470
Northwest Natural Gas Co.	2,800	107,072
South Jersey Industries, Inc.	5,100	311,713
		748,255
Total Common Stocks (Cost $350,628,516)		417,865,900
	Principal Amount ($)(g)	Value ($)

Convertible Bond 0.0%
DIMON, Inc., 6.25%, 3/31/2007	70,000	70,000
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006	60,000	59,400
Total Convertible Bond (Cost $125,873)		129,400

Corporate Bonds 10.5%
Consumer Discretionary 2.1%
155 East Tropicana LLC/Finance, 144A, 8.75%, 4/1/2012	110,000	106,975
Adesa, Inc., 7.625%, 6/15/2012	55,000	55,825
AMC Entertainment, Inc., 8.0%, 3/1/2014	275,000	244,063
Auburn Hills Trust, 12.375%, 5/1/2020	131,000	198,337
AutoNation, Inc., 9.0%, 8/1/2008	100,000	109,250
Aztar Corp., 7.875%, 6/15/2014	255,000	269,663
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	65,000	64,919
Cablevision Systems New York Group, Series B, 7.89%**, 4/1/2009	90,000	90,225
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	85,000	94,881
9.375%, 2/15/2007	55,000	59,125
Charter Communications Holdings LLC: Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	175,000	115,938
9.625%, 11/15/2009	285,000	213,037
10.25%, 9/15/2010	560,000	566,300
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	150,000	170,007
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014	195,000	154,050
CSC Holdings, Inc.:
7.25%, 7/15/2008	65,000	65,162
7.875%, 12/15/2007	270,000	278,775
	Principal Amount ($)(g)	Value ($)

DaimlerChrysler NA Holding Corp., 4.75%, 1/15/2008	250,000	250,966
Dex Media East LLC/Financial, 12.125%, 11/15/2012	698,000	835,855
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012	95,000	85,500
Series B, 9.0%, 5/1/2009 EUR	30,000	25,050
EchoStar DBS Corp., 6.625%, 10/1/2014	50,000	49,375
Foot Locker, Inc., 8.5%, 1/15/2022	135,000	148,163
Ford Motor Co., 7.45%, 7/16/2031	30,000	25,044
General Motors Corp., 8.25%, 7/15/2023	10,000	8,275
Gregg Appliances, Inc., 144A, 9.0%, 2/1/2013	100,000	93,750
Harrah's Operating Co., Inc., 144A, 5.625%, 6/1/2015	635,000	646,778
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	150,000	124,688
ITT Corp., 7.375%, 11/15/2015	140,000	155,750
Jacobs Entertainment, Inc.:
11.875%, 2/1/2009	370,000	399,137
144A, 11.875%, 2/1/2009	90,000	97,088
Levi Strauss & Co., 7.73%**, 4/1/2012	80,000	75,600
Liberty Media Corp.:
5.7%, 5/15/2013	257,000	239,036
7.875%, 7/15/2009	10,000	10,672
8.5%, 7/15/2029	10,000	10,103
Mandalay Resort Group, 6.5%, 7/31/2009	117,000	119,633
Mediacom LLC, 9.5%, 1/15/2013	210,000	209,475
MGM MIRAGE:
6.0%, 10/1/2009	235,000	236,175
8.375%, 2/1/2011	355,000	386,950
9.75%, 6/1/2007	110,000	119,212
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	70,000	75,950
NCL Corp., 144A, 11.625%, 7/15/2014	180,000	189,450
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	255,000	175,950
Paxson Communications Corp., Step-up Coupon, 0% to 1/15/2006, 12.25% to 1/15/2009	70,000	65,450
10.75%, 7/15/2008	80,000	78,800
Petro Stopping Centers, 9.0%, 2/15/2012	260,000	261,300
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	145,000	153,700
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	220,000	213,400
PRIMEDIA, Inc.:
8.638%**, 5/15/2010	285,000	297,825
8.875%, 5/15/2011	240,000	251,400
Renaissance Media Group LLC, 10.0%, 4/15/2008	130,000	128,700
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	270,000	307,462
Restaurant Co., 11.25%, 5/15/2008	234,523	234,523
Schuler Homes, Inc., 10.5%, 7/15/2011	370,000	407,925
	Principal Amount ($)(g)	Value ($)

Simmons Bedding Co.,: Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014, 144A,	365,000	164,250
7.875%, 1/15/2014, 144A	75,000	64,500
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	65,000	66,625
8.75%, 12/15/2011	590,000	619,500
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	105,000	106,050
Tele-Communications, Inc.:
9.875%, 6/15/2022	670,000	967,573
10.125%, 4/15/2022	28,000	41,068
Time Warner, Inc., 7.625%, 4/15/2031	300,000	374,667
Toys "R" Us, Inc., 7.375%, 10/15/2018	185,000	149,850
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	480,000	468,600
TRW Automotive, Inc., 11.0%, 2/15/2013	355,000	408,250
United Auto Group, Inc., 9.625%, 3/15/2012	250,000	266,875
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	75,000	79,500
Williams Scotsman, Inc., 9.875%, 6/1/2007	365,000	366,825
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	170,000	165,325
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	275,000	283,938
12.0%, 6/15/2010	10,000	11,250
Young Broadcasting, Inc.:
8.75%, 1/15/2014	265,000	234,525
10.0%, 3/1/2011	60,000	57,000
		14,946,813
Consumer Staples 0.2%
Agrilink Foods, Inc., 11.875%, 11/1/2008	20,000	20,675
Alliance One International, Inc.:
144A, 11.0%, 5/15/2012	150,000	154,500
144A, 12.75%, 11/15/2012	70,000	66,500
Del Laboratories, Inc., 144A, 8.0%, 2/1/2012	90,000	77,400
Duane Reade, Inc., 9.75%, 8/1/2011	100,000	81,500
GNC Corp.:
8.5%, 12/1/2010	65,000	52,000
144A, 8.625%, 1/15/2011	20,000	18,500
National Beef Packing Co., 10.5%, 8/1/2011	60,000	57,150
North Atlantic Trading Co., 9.25%, 3/1/2012	410,000	309,550
Pinnacle Foods Holding Corp., 8.25%, 12/1/2013	115,000	102,925
Rite Aid Corp., 11.25%, 7/1/2008	265,000	279,907
Swift & Co.:
10.125%, 10/1/2009	185,000	201,650
12.5%, 1/1/2010	45,000	50,231
Viskase Co., Inc., 11.5%, 6/15/2011	170,000	183,600
		1,656,088
	Principal Amount ($)(g)	Value ($)

Energy 0.6%
Belden & Blake Corp., 8.75%, 7/15/2012	175,000	171,500
Chesapeake Energy Corp., 6.875%, 1/15/2016	30,000	31,275
CITGO Petroleum Corp., 6.0%, 10/15/2011	235,000	234,413
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	65,000	64,188
7.125%, 5/15/2018	145,000	138,112
7.625%, 10/15/2026	115,000	109,537
8.75%, 2/15/2012	30,000	32,700
144A, 9.875%, 7/15/2010	245,000	270,725
El Paso Production Holding Corp., 7.75%, 6/1/2013	165,000	176,138
Enterprise Products Operating LP, 7.5%, 2/1/2011	957,000	1,075,287
Key Energy Services, Inc., 6.375%, 5/1/2013	60,000	60,300
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	255,000	252,450
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	200,000	175,000
Sonat, Inc., 7.0%, 2/1/2018	100,000	93,250
Southern Natural Gas, 8.875%, 3/15/2010	190,000	208,416
Stone Energy Corp.:
6.75%, 12/15/2014	130,000	126,425
8.25%, 12/15/2011	290,000	303,775
Whiting Petroleum Corp.:
7.25%, 5/1/2012	15,000	15,375
7.25%, 5/1/2013	15,000	15,300
Williams Companies, Inc.:
8.125%, 3/15/2012	350,000	397,250
8.75%, 3/15/2032	110,000	132,137
		4,083,553
Financials 2.1%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	60,000	40,500
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	255,000	214,200
Alamosa Delaware, Inc., Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	110,000	121,275
Allstate Corp., 5.55%, 5/9/2035	510,000	527,743
American General Finance Corp.:
Series H, 4.0%, 3/15/2011	1,314,000	1,268,796
Series I, 4.875%, 5/15/2010	480,000	484,653
American General Institutional Capital, 144A, 8.125%, 3/15/2046	230,000	312,282
AmeriCredit Corp., 9.25%, 5/1/2009	425,000	452,625
BF Saul Real Estate Investment Trust, (REIT) 7.5%, 3/1/2014	80,000	82,800
DBS Capital Funding Corp., 144A, 7.657%, 3/31/2049	198,000	226,926
Dow Jones CDX:
144A, Series 4-T3, 8.0%, 6/29/2010	213,000	216,062
144A, Series 4-T1, 8.25%, 6/29/2010	252,200	253,146
	Principal Amount ($)(g)	Value ($)

E*TRADE Financial Corp., 8.0%, 6/15/2011	185,000	194,713
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	545,000	676,559
FINOVA Group, Inc., 7.5%, 11/15/2009	488,000	217,160
Ford Motor Credit Co.:
5.8%, 1/12/2009	335,000	318,014
6.875%, 2/1/2006	1,226,000	1,238,254
7.25%, 10/25/2011	290,000	279,058
General Motors Acceptance Corp.:
4.13%**, 3/20/2007	255,000	247,308
6.125%, 8/28/2007	65,000	64,332
6.75%, 1/15/2006	3,340,000	3,366,352
6.75%, 12/1/2014	90,000	80,521
6.875%, 9/15/2011	35,000	32,308
8.0%, 11/1/2031	1,040,000	928,037
H&E Equipment/Finance, 11.125%, 6/15/2012	185,000	203,962
HSBC Finance Corp., 4.125%, 12/15/2008	160,000	158,973
JPMorgan Chase Capital XV, 5.875%, 3/15/2035	810,000	831,396
Merrill Lynch & Co., Inc., Series C, 5.0%, 1/15/2015	280,000	286,701
Neff Rental/Neff Finance Corp., 144A, 11.25%, 6/15/2012	60,000	60,000
Poster Financial Group, Inc., 8.75%, 12/1/2011	170,000	172,975
PXRE Capital Trust I, 8.85%, 2/1/2027	160,000	165,908
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	65,000	53,300
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	140,000	162,750
Radnor Holdings Corp., 11.0%, 3/15/2010	290,000	197,925
Rafaella Apparel Group, Inc., 144A, 11.25%, 6/15/2011	70,000	67,375
RC Royalty Subordinated LLC, 7.0%, 1/1/2018	155,000	127,100
Simon Property Group L.P., (REIT), 144A, 4.6%, 6/15/2010	240,000	240,133
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	230,000	186,300
Triad Acquisition, 144A, 11.125%, 5/1/2013	120,000	121,500
UGS Corp., 10.0%, 6/1/2012	230,000	255,300
Universal City Development, 11.75%, 4/1/2010	315,000	361,462
		15,496,684
Health Care 0.3%
Cinacalcet Royalty Subordinated LLC, 144A, 8.0%, 3/30/2017	115,000	116,150
Encore Medical Corp., 9.75%, 10/1/2012	65,000	63,050
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009	90,000	83,025
Health Care Service Corp., 144A, 7.75%, 6/15/2011	867,000	1,006,649
HEALTHSOUTH Corp., 10.75%, 10/1/2008	225,000	234,000
InSight Health Services Corp., Series B, 9.875%, 11/1/2011	160,000	124,800
	Principal Amount ($)(g)	Value ($)

Tenet Healthcare Corp., 144A, 9.25%, 2/1/2015	485,000	503,188
		2,130,862
Industrials 1.4%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	353,000	373,739
Allied Security Escrow Corp., 11.375%, 7/15/2011	210,000	204,750
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011	380,000	355,300
Series B, 9.25%, 9/1/2012	220,000	237,600
American Color Graphics, 10.0%, 6/15/2010	175,000	126,000
Avondale Mills, Inc., 144A, 10.093%**, 7/1/2012	175,000	164,500
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	396,429	424,890
Bear Creek Corp., 144A, 8.33%**, 3/1/2012	90,000	87,300
Beazer Homes USA, Inc.:
8.375%, 4/15/2012	130,000	139,425
8.625%, 5/15/2011	85,000	90,100
Browning-Ferris Industries:
7.4%, 9/15/2035	320,000	275,200
9.25%, 5/1/2021	20,000	20,250
Cenveo Corp., 7.875%, 12/1/2013	195,000	185,250
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	310,000	320,850
Columbus McKinnon Corp., 10.0%, 8/1/2010	125,000	135,625
Compression Polymers Corp.:
144A, 10.46%**, 7/1/2012	65,000	65,000
144A, 10.5%, 7/1/2013	130,000	130,000
Congoleum Corp., 8.625%, 8/1/2008*	135,000	131,963
Cornell Companies, Inc., 10.75%, 7/1/2012	190,000	197,125
D.R. Horton, Inc.:
5.472%, 6/15/2012	1,010,000	1,004,445
5.625%, 9/15/2014	272,000	271,608
Dana Corp., 7.0%, 3/1/2029	205,000	179,089
Erico International Corp., 8.875%, 3/1/2012	75,000	76,125
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012	150,000	138,750
HydroChem Industrial Services, Inc., 144A, 9.25%, 2/15/2013	40,000	37,000
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	350,000	381,500
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2015	550,000	543,125
8.875%, 4/1/2012	180,000	194,850
Kansas City Southern:
7.5%, 6/15/2009	65,000	67,112
9.5%, 10/1/2008	400,000	436,000
Kinetek, Inc., Series D, 10.75%, 11/15/2006	315,000	286,650
Laidlaw International, Inc., 10.75%, 6/15/2011	210,000	246,053
Metaldyne Corp., 144A, 10.0%, 11/1/2013	195,000	159,900
Millennium America, Inc., 9.25%, 6/15/2008	365,000	395,112
	Principal Amount ($)(g)	Value ($)

NTK Holdings, Inc., 144A, Step-up Coupon, 0% to 9/1/2009, 10.75% to 3/1/2014	165,000	77,550
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	160,000	184,000
Remington Arms Co., Inc., 10.5%, 2/1/2011	95,000	89,775
Sea Containers Ltd., Series B, 10.75%, 10/15/2006	30,000	30,300
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	130,000	109,850
Ship Finance International Ltd., 8.5%, 12/15/2013	295,000	280,619
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	95,000	88,350
10.375%, 7/1/2012	325,000	339,625
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	125,000	141,562
United Rentals North America, Inc., 7.0%, 2/15/2014	280,000	266,700
Xerox Capital Trust I, 8.0%, 2/1/2027	95,000	98,325
		9,788,842
Information Technology 0.2%
Activant Solutions, Inc.:
144A, 8.904%**, 4/1/2010	20,000	20,700
10.5%, 6/15/2011	160,000	173,600
Eschelon Operating Co.:
8.375%, 3/15/2010	35,000	30,450
8.375%, 3/15/2010	50,000	43,500
Lucent Technologies, Inc.:
6.45%, 3/15/2029	365,000	326,675
7.25%, 7/15/2006	70,000	71,575
Sanmina-SCI Corp.:
144A, 6.75%, 3/1/2013	450,000	429,750
10.375%, 1/15/2010	263,000	291,930
Viasystems, Inc., 10.5%, 1/15/2011	65,000	59,800
		1,447,980
Materials 1.4%
Aqua Chemical, Inc., 11.25%, 7/1/2008	80,000	67,200
ARCO Chemical Co., 9.8%, 2/1/2020	640,000	716,800
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	455,000	288,925
Caraustar Industries, Inc., 9.875%, 4/1/2011	415,000	418,112
Constar International, Inc.:
144A, 6.643%**, 2/15/2012	85,000	81,175
11.0%, 12/1/2012	25,000	19,875
Dayton Superior Corp.:
10.75%, 9/15/2008	170,000	176,800
13.0%, 6/15/2009	290,000	255,200
Edgen Acquisition Corp., 144A, 9.875%, 2/1/2011	115,000	111,550
GEO Specialty Chemicals, Inc., 144A, 11.62%, 12/31/2009	151,000	160,060
Georgia-Pacific Corp.:
7.75%, 11/15/2029	434,000	487,708
8.0%, 1/15/2024	340,000	391,000
8.875%, 5/15/2031	568,000	702,900
9.375%, 2/1/2013	265,000	299,781
Hercules, Inc., 6.75%, 10/15/2029	160,000	155,200
	Principal Amount ($)(g)	Value ($)

Huntsman Advanced Materials LLC, 11.0%, 7/15/2010	230,000	259,900
Huntsman LLC, 11.625%, 10/15/2010	307,000	359,574
IMC Global, Inc.:
7.375%, 8/1/2018	55,000	55,000
10.875%, 8/1/2013	200,000	234,500
Intermet Corp., 9.75%, 6/15/2009 *	25,000	10,813
Lubrizol Corp.:
5.5%, 10/1/2014	949,000	978,719
6.5%, 10/1/2034	704,000	777,170
MMI Products, Inc., Series B, 11.25%, 4/15/2007	170,000	167,875
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	450,000	488,250
144A, 13.0%, 9/30/2013	40,000	39,600
Newmont Mining Corp., 5.875%, 4/1/2035	390,000	397,415
NewPage Corp., 144A, 9.46%**, 5/1/2012	150,000	150,375
Omnova Solutions, Inc., 11.25%, 6/1/2010	340,000	357,000
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	95,000	102,362
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010 *	269,573	134,786
Portola Packaging, Inc., 8.25%, 2/1/2012	255,000	173,400
Rockwood Specialties Group, Inc.:
144A, 7.625%, 11/15/2014 EUR	120,000	146,670
10.625%, 5/15/2011	20,000	22,350
Sheffield Steel Corp., 11.375%, 8/15/2011	105,000	101,850
Texas Industries, Inc., 10.25%, 6/15/2011	275,000	318,656
TriMas Corp., 9.875%, 6/15/2012	410,000	344,400
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	140,000	114,800
United States Steel Corp., 9.75%, 5/15/2010	248,000	267,840
Weyerhaeuser Co., 6.75%, 3/15/2012	90,000	99,022
		10,434,613
Telecommunication Services 0.8%
AirGate PCS, Inc., 6.891%**, 10/15/2011	60,000	61,350
American Cellular Corp., Series B, 10.0%, 8/1/2011	205,000	208,075
Anixter International, Inc., 5.95%, 3/1/2015	108,000	107,022
AT&T Corp.:
9.05%, 11/15/2011	206,000	237,415
9.75%, 11/15/2031	235,000	305,794
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	745,000	787,550
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	80,000	84,000
8.375%, 1/15/2014	540,000	553,500
144A, 8.375%, 1/15/2014	20,000	20,500
Dobson Communications Corp., 8.875%, 10/1/2013	105,000	96,075
Insight Midwest LP, 9.75%, 10/1/2009	45,000	46,631
LCI International, Inc., 7.25%, 6/15/2007	230,000	223,100
	Principal Amount ($)(g)	Value ($)

Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	45,000	37,913
MCI, Inc., 8.735%, 5/1/2014	300,000	336,375
Nextel Communications, Inc.:
5.95%, 3/15/2014	205,000	212,944
7.375%, 8/1/2015	550,000	594,000
Nextel Partners, Inc., 8.125%, 7/1/2011	145,000	157,325
Qwest Corp.:
144A, 6.671%**, 6/15/2013	90,000	92,137
7.25%, 9/15/2025	230,000	215,050
Qwest Services Corp.:
13.5%, 12/15/2010	480,000	554,400
14.0%, 12/15/2014	65,000	78,812
Rural Cellular Corp., 9.875%, 2/1/2010	15,000	15,488
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	51,000	46,920
SBC Communications, Inc., 6.15%, 9/15/2034	381,000	412,713
Triton PCS, Inc., 8.5%, 6/1/2013	45,000	41,513
Ubiquitel Operating Co., 9.875%, 3/1/2011	55,000	60,363
US Unwired, Inc., Series B, 10.0%, 6/15/2012	105,000	116,812
Western Wireless Corp., 9.25%, 7/15/2013	40,000	45,550
		5,749,327
Utilities 1.4%
AES Corp., 144A, 8.75%, 5/15/2013	340,000	379,950
Allegheny Energy Supply Co. LLC:
144A, 8.25%, 4/15/2012	440,000	492,800
144A, 10.25%, 11/15/2007	180,000	198,000
144A, 13.0%, 11/15/2007	70,000	77,262
Calpine Corp.:
7.625%, 4/15/2006	60,000	56,250
144A, 8.5%, 7/15/2010	280,000	215,600
CC Funding Trust I, 6.9%, 2/16/2007	179,000	186,444
CMS Energy Corp.:
8.5%, 4/15/2011	220,000	245,300
9.875%, 10/15/2007	350,000	381,500
Consumers Energy Co.:
Series F, 4.0%, 5/15/2010	1,590,000	1,550,703
5.0%, 2/15/2012	975,000	991,071
DPL, Inc., 6.875%, 9/1/2011	190,000	205,200
Mission Energy Holding Co., 13.5%, 7/15/2008	590,000	700,625
NorthWestern Corp., 144A, 5.875%, 11/1/2014	55,000	56,375
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	478,000	504,290
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	1,260,000	1,461,487
Progress Energy, Inc., 6.75%, 3/1/2006	1,495,000	1,520,494
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	200,000	218,000
10.0%, 10/1/2009	345,000	387,263
Tenaska Alabama Partners LP, 144A, 7.0%, 6/30/2021	100,000	101,250
	Principal Amount ($)(g)	Value ($)

TXU Energy Co., 7.0%, 3/15/2013	345,000	384,755
		10,314,619
Total Corporate Bonds (Cost $75,957,256)		76,049,381

Foreign Bonds — US$ Denominated 5.4%
Consumer Discretionary 0.2%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	301,000	337,120
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	215,000	233,275
Shaw Communications, Inc., 8.25%, 4/11/2010	360,000	399,600
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	320,000	248,800
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	25,000	24,250
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	215,000	179,525
		1,422,570
Consumer Staples 0.1%
Burns Philp Capital Property Ltd., 10.75%, 2/15/2011	185,000	203,962
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	60,000	62,100
		266,062
Energy 0.3%
Luscar Coal Ltd., 9.75%, 10/15/2011	220,000	242,000
OAO Gazprom, 144A, 9.625%, 3/1/2013	300,000	367,875
Pemex Project Funding Master Trust:
7.375%, 12/15/2014	90,000	100,935
8.0%, 11/15/2011	160,000	181,760
9.5%, 9/15/2027	240,000	315,600
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	684,002	766,082
Secunda International Ltd., 11.141%**, 9/1/2012	145,000	141,375
		2,115,627
Financials 1.7%
Barclays Bank PLC, 1.0%, 12/15/2049	410,000	418,856
ChinaTrust Commercial Bank, 144A, 5.625%, 12/29/2049	680,000	692,283
Chuo Mitsui Trust & Banking Co., Ltd, 144A, 5.506%, 12/29/2049	795,000	781,029
Conproca SA de CV, 12.0%, 6/16/2010	100,000	123,500
Eircom Funding, 8.25%, 8/15/2013	155,000	168,175
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	1,145,000	1,148,461
Mizuho Financial Group, (Cayman), 8.375%, 4/27/2049	2,290,000	2,504,115
National Capital Trust II, 144A, 5.486%, 12/29/2049	903,000	929,847
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	85,000	70,975
Nordea Bank AB, 144A, 5.424%, 12/29/2049	810,000	834,212
Pemex Finance Ltd., 9.03%, 2/15/2011	725,000	814,661
	Principal Amount ($)(g)	Value ($)

QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	535,000	547,165
Royal Bank of Scotland Group PLC:
Series 3, 7.816%, 11/29/2049	1,045,000	1,065,576
Series 1, 9.118%, 3/31/2049	50,000	59,547
SPI Electricity & Gas Australia Holdings Property Ltd., 144A, 6.15%, 11/15/2013	905,000	988,633
Westfield Capital Corp., 144A, 4.375%, 11/15/2010	1,105,000	1,103,275
		12,250,310
Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	195,000	199,388
Industrials 0.3%
CP Ships Ltd., 10.375%, 7/15/2012	210,000	235,200
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	200,000	208,000
10.25%, 6/15/2007	365,000	390,550
12.5%, 6/15/2012	158,000	184,860
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	155,000	173,600
LeGrand SA, 8.5%, 2/15/2025	125,000	151,250
Stena AB, 9.625%, 12/1/2012	115,000	125,350
Tyco International Group SA, 7.0%, 6/15/2028	553,000	666,914
		2,135,724
Materials 0.8%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	115,000	129,950
Cascades, Inc.:
7.25%, 2/15/2013	235,000	229,712
144A, 7.25%, 2/15/2013	10,000	9,775
Celulosa Arauco y Constitucion SA:
144A, 5.625%, 4/20/2015	206,000	210,349
7.75%, 9/13/2011	875,000	996,901
Crown Euro Holdings SA, 10.875%, 3/1/2013	105,000	123,375
ISPAT Inland ULC, 9.75%, 4/1/2014	224,000	260,960
Rhodia SA, 8.875%, 6/1/2011	460,000	442,750
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	10,000	10,925
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	2,450,000	2,692,011
Tembec Industries, Inc.:
8.5%, 2/1/2011	700,000	540,750
8.625%, 6/30/2009	340,000	277,100
		5,924,558
Sovereign Bonds 1.2%
Aries Vermogensverwaltung GmbH, Series C, 9.6%, 10/25/2014	250,000	324,835
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020	250,000	246,250
Dominican Republic:
9.04%, 1/23/2018	40,000	41,600
144A, 9.04%, 1/23/2018	30,000	31,275
9.5%, 9/27/2011	80,000	85,600
Federative Republic of Brazil:
8.875%, 10/14/2019	115,000	121,900
	Principal Amount ($)(g)	Value ($)

9.25%, 10/22/2010	210,000	233,625
11.0%, 1/11/2012	270,000	320,625
11.0%, 8/17/2040	190,000	228,570
Republic of Argentina, 8.28%, 12/31/2033	903,748	831,448
Republic of Bulgaria, 8.25%, 1/15/2015	240,000	302,184
Republic of Colombia:
10.375%, 1/28/2033	40,000	47,700
10.75%, 1/15/2013	30,000	36,480
Republic of Ecuador, Step-up Coupon, 8.0% to 8/15/2005, 9.0% to 8/15/2006, 10.0% to 8/15/2030	330,000	274,725
Republic of Indonesia, 7.25%, 4/20/2015	200,000	203,000
Republic of Panama, 9.375%, 1/16/2023	80,000	98,800
Republic of Peru, 9.875%, 2/6/2015	70,000	86,625
Republic of Philippines:
9.375%, 1/18/2017	420,000	449,400
9.5%, 2/2/2030	130,000	132,665
9.875%, 1/15/2019	60,000	64,875
Republic of Turkey:
11.5%, 1/23/2012	230,000	293,825
11.75%, 6/15/2010	440,000	546,700
11.875%, 1/15/2030	160,000	231,400
Republic of Uruguay:
7.25%, 2/15/2011	40,000	40,000
9.25%, 5/17/2017	200,000	214,000
Republic of Venezuela:
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	250,000	250,625
9.25%, 9/15/2027	150,000	157,275
10.75%, 9/19/2013	125,000	146,313
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	500,000	558,200
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	240,000	226,440
Series VII, 3.0%, 5/14/2011	300,000	262,920
United Mexican States:
Series A, 6.625%, 3/3/2015	130,000	143,065
Series A, 6.75%, 9/27/2034	870,000	922,200
8.3%, 8/15/2031	40,000	49,800
8.375%, 1/14/2011	60,000	69,840
11.375%, 9/15/2016	30,000	44,550
		8,319,335
Telecommunication Services 0.8%
Alestra SA de RL de CV, 8.0%, 6/30/2010	65,000	58,500
America Movil SA de CV, 5.75%, 1/15/2015	985,000	1,000,133
Axtel SA, 11.0%, 12/15/2013	115,000	125,350
British Telecommunications PLC, 8.875%, 12/15/2030	1,063,000	1,500,588
Embratel, Series B, 11.0%, 12/15/2008	84,000	95,550
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	165,000	149,737
Intelsat Bermuda Ltd., 144A, 7.805%**, 1/15/2012	95,000	96,663
Millicom International Cellular SA, 10.0%, 12/1/2013	295,000	293,525
	Principal Amount ($)(g)	Value ($)

Mobifon Holdings BV, 12.5%, 7/31/2010	235,000	284,937
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	30,000	31,125
Nortel Networks Corp., 6.875%, 9/1/2023	135,000	126,225
Nortel Networks Ltd., 6.125%, 2/15/2006	535,000	538,344
Telecom Italia Capital, 5.25%, 11/15/2013	820,000	832,468
Telefonos de Mexico SA de CV, Series L, 144A, 4.75%, 1/27/2010	670,000	669,437
		5,802,582
Utilities 0.0%
Scottish Power PLC, 5.81%, 3/15/2025	170,000	175,465
Total Foreign Bonds — US$ Denominated (Cost $37,642,268)		38,611,621

Foreign Bonds — Non US$ Denominated 2.5%
Consumer Discretionary 0.0%
IESY Repository GMBH, 144A, 8.75%, 2/15/2015 EUR	110,000	124,464
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	130,000	143,160
		267,624
Industrials 0.0%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	135,000	151,526
Sovereign Bonds 2.5%
Federal Republic of Germany, 144A, 3.25%, 4/17/2009 EUR	3,140,000	3,929,640
Government of Malaysia, 4.305%, 2/27/2009 MYR	4,920,000	1,337,037
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	2,480,000	196,142
Series MI-10, 8.0%, 12/19/2013 MXN	38,283,500	3,282,522
Series MI-10, 9.5%, 12/18/2014 MXN	16,433,000	1,536,681
Series M-20, 10.0%, 12/5/2024 MXN	1,030,000	97,074
Republic of Argentina:
5.83%, 12/31/2033 ARS	863,078	308,301
7.82%, 12/31/2033 EUR	237,339	256,627
Republic of Colombia, 12.0%, 10/22/2015 COP	235,000,000	105,448
Republic of Peru, 7.5%, 10/14/2014 EUR	70,000	95,299
Republic of Uruguay, 10.5%, 10/20/2006 UYU	2,100,000	102,876
United Kingdom Treasury Bonds, 5.0%, 9/7/2014 GBP	3,470,000	6,611,371
		17,859,018
Total Foreign Bonds — Non US$ Denominated (Cost $18,138,522)		18,278,168
	Principal Amount ($)(g)	Value ($)

Asset Backed 1.6%
Automobile Receivables 0.3%
MMCA Automobile Trust:
"A4", Series 2002-4, 3.05%, 11/16/2009	644,505	640,229
"A4", Series 2002-3, 3.57%, 8/17/2009	452,673	451,829
"A4", Series 2002-2, 4.3%, 3/15/2010	328,826	328,660
"B", Series 2002-2, 4.67%, 3/15/2010	75,452	75,318
"B", Series 2002-1, 5.37%, 1/15/2010	327,711	328,548
		1,824,584
Home Equity Loans 1.1%
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	286,370	296,177
Argent NIM Trust:
"A", Series 2004-WN10, 144A, 4.212%, 11/25/2034	117,947	117,726
"A", Series 2004-WN2, 144A, 4.55%, 4/25/2034	99,153	99,122
Centex Home Equity, "A6", Series 2000-B, 7.97%, 7/25/2031	357,464	357,992
Countrywide Asset-Backed Certificates:
"AF2", Series 2005-7, 4.367%, 11/25/2035	1,365,000	1,364,997
"N1", Series 2004-2N, 144A, 5.0%, 2/25/2035	349,031	346,837
First Franklin Mortgage Loan Trust NIM, "N1", Series 2004-FFH4, 144A, 4.212%, 1/21/2035	280,618	280,618
Long Beach Asset Holdings Corp., "N1", Series 2004-2, 144A, 4.94%, 6/25/2034	662,438	665,750
Merrill Lynch Mortgage Investors, Inc., "N1", Series 2005-NC1N, 144A, 5.0%, 10/25/2035	59,941	59,941
Park Place Securities NIM Trust:
"B", Series 2004-WHQ1, 144A, 3.483%, 9/25/2034	775,765	774,432
"C", Series 2004-MHQ1, 144A, 4.458%, 12/25/2034	1,445,000	1,437,775
Renaissance Home Equity Loan Trust, "AF6", Series 2005-2, 4.781%, 8/25/2035	450,000	450,000
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,506,119	1,539,231
		7,790,598
Industrials 0.2%
Delta Air Lines, Inc., "G-2", Series 2002-1, 6.417%, 7/2/2012	480,000	504,983
Northwest Airlines, "G", Series 1999-3, 7.935%, 4/1/2019	776,360	847,120
		1,352,103
Manufactured Housing Receivables 0.0%
Vanderbilt Acquisition Loan Trust, "A2", Series 2002-1, 4.77%, 10/7/2018	315,006	315,625
Total Asset Backed (Cost $11,403,055)		11,282,910
	Principal Amount ($)(g)	Value ($)

US Government Agency Sponsored Pass-Throughs 1.6%
Federal National Mortgage Association:
4.5% with various maturities from 7/1/2018 until 10/1/2033	5,233,476	5,161,249
5.0%, 9/1/2033	1,570,000	1,570,000
5.115%, 1/1/2035	967,260	974,561
5.5% with various maturities from 1/1/2025 until 1/1/2034	1,391,573	1,412,903
6.0%, 1/1/2024	231,300	238,304
6.5% with various maturities from 5/1/2017 until 9/1/2034	1,493,909	1,547,475
7.13%, 1/1/2012	194,240	200,846
8.0%, 9/1/2015	310,585	332,185
Total US Government Agency Sponsored Pass-Throughs (Cost $11,415,597)		11,437,523

US Government Backed 3.1%
US Treasury Bills:
2.598%***, 7/21/2005 (d)	5,000	4,993
2.649%***, 7/21/2005 (d)	135,000	134,805
2.869%***, 7/21/2005 (d)	120,000	119,813
US Treasury Bond, 6.0%, 2/15/2026	1,956,000	2,410,005
US Treasury Note:
3.0%, 12/31/2006	5,003,000	4,957,072
3.375%, 2/15/2008	8,500,000	8,438,239
3.625%, 7/15/2009	5,440,000	5,421,939
4.75%, 5/15/2014	613,000	650,451
5.0%, 8/15/2011	325,000	346,493
Total US Government Backed (Cost $22,107,056)		22,483,810

Commercial and Non-Agency Mortgage-Backed Securities 3.6%
Banc of America Commercial Mortgage, Inc.:
"A3", Series 2005-1, 4.877%, 11/10/2042	245,000	250,509
"AJ", Series 2005-1, 5.153%**, 11/10/2042	825,000	860,700
Banc of America Mortgage Securities, "2A6", Series 2004-G, 4.657%**, 8/25/2034	2,275,000	2,313,700
Chase Mortgage Finance Corp., "2A1", Series 2004-S3, 5.25%, 3/25/2034	878,384	884,326
Citigroup Mortgage Loan Trust, Inc., "1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	513,309	533,039
Countrywide Alternative Loan Trust:
"A1", Series 2004-1T1, 5.0%, 2/25/2034	1,270,673	1,267,641
"A2", Series 2004-1T1, 5.5%, 2/25/2034	839,836	843,561
"1A1", Series 2004-J1, 6.0%, 2/25/2034	499,727	505,579
Countrywide Home Loans:
"1A6", Series 2003-1, 5.5%, 3/25/2033	161,481	161,366
"A5", Series 2002-27, 5.5%, 12/25/2032	70,278	70,114
	Principal Amount ($)(g)	Value ($)

DLJ Mortgage Acceptance Corp., "A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	165,001	172,343
First Union-Lehman Brothers Commercial Mortgage, "A3", Series 1997-C1, 7.38%, 4/18/2029	1,199,903	1,244,469
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	92,977	97,088
Greenwich Capital Commercial Funding Corp.:
"AJ", Series 2005-GG3, 4.859%, 8/10/2042	605,000	614,203
"B", Series 2005-GG3, 4.894%, 8/10/2042	1,010,000	1,021,048
GS Mortgage Securities Corp. II:
"AJ", Series 2005-GG4, 4.782%, 7/10/2039	900,000	907,618
"G", Series 2005-GG4, 5.449%, 144A 7/10/2039	906,000	912,216
"C", Series 1998-C1, 6.91%, 10/18/2030	205,000	220,120
LB-UBS Commercial Mortgage Trust:
"AM", Series 2005-C3, 4.794%, 7/15/2040	905,000	912,994
"A2", Series 2005-C2, 4.821%, 4/15/2030	165,000	168,664
Master Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	1,252,603	1,279,728
"3A1", Series 2004-5, 6.5%, 6/25/2034	327,328	336,227
"5A1", Series 2005-2, 6.5%, 12/25/2034	685,891	698,867
"8A1", Series 2004-3, 7.0%, 4/25/2034	348,629	356,664
Master Asset Securitization Trust, "8A1", Series 2003-6, 5.5%, 7/25/2033	1,095,679	1,102,870
Mortgage Capital Funding, Inc., "A3", Series 1997-MC1, 7.288%, 7/20/2027	763,648	788,873
Residential Asset Securities Corp., "AI", Series 2003-KS9, 4.71%, 3/25/2033	1,845,000	1,881,912
Structured Asset Securities Corp.:
"4A1", Series 2005-6, 5.0%, 5/25/2035	202,125	203,486
"2A1", Series 2003-1, 6.0%, 2/25/2018	162,157	165,158
Washington Mutual:
"A6", Series 2004-AR4, 3.808%, 6/25/2034	190,000	186,956
"A6", Series 2003-AR11, 3.985%, 10/25/2033	885,000	875,034
"A6", Series 2003-AR10, 4.075%**, 10/25/2033	1,620,000	1,611,967
"A7, Series 2004-AR9, 4.211%**, 8/25/2034	1,325,000	1,323,483
"4A1", Series 2002-S7, 4.5%, 11/25/2032	45,697	45,610
Wells Fargo Mortgage Backed Securities Trust, "2A14", Series 2005-AR10, 4.111%**, 6/25/2035	1,355,000	1,351,048
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $26,202,212)		26,169,181

	Principal Amount ($)(g)	Value ($)

Collateralized Mortgage Obligations 5.5%
Fannie Mae Grantor Trust:
"1A3", Series 2004-T2, 7.0%, 11/25/2043	576,113	611,093
"A2", Series 2002-T16, 7.0%, 7/25/2042	107,447	113,666
Fannie Mae Whole Loan:
"3A2B", Series 2003-W10, 3.056%, 7/25/2037	958,469	952,042
"1A3", Series 2004-W1, 4.49%, 11/25/2043	1,179,002	1,178,310
"1A3", Series 2003-W18, 4.732%, 8/25/2043	192,200	192,202
"1A1", Series 2004-W15, 6.0%, 8/25/2044	1,321,185	1,363,968
"2A", Series 2003-W8, 7.0%, 10/25/2042	139,825	148,088
"2A", Series 2002-W1, 7.5%, 2/25/2042	868,290	923,973
"5A", Series 2004-W2, 7.5%, 3/25/2044	1,751,029	1,881,599
Federal Home Loan Mortgage Corp.:
"YN", Series 2852, 3.75%, 6/15/2024	410,000	403,961
"NB", Series 2750, 4.0%, 12/15/2022	1,558,000	1,547,768
"ME", Series 2691, 4.5%, 4/15/2032	35,000	34,473
"BG", Series 2640, 5.0%, 2/15/2032	510,000	511,463
"BG", Series 2869, 5.0%, 7/15/2033	213,000	214,680
"EG", Series 2836, 5.0%, 12/15/2032	455,000	455,141
"JD", Series 2778, 5.0%, 12/15/2032	290,000	292,495
"JG", Series 2937, 5.0%, 8/15/2033	1,705,000	1,703,356
"KD", Series 2915, 5.0%, 9/15/2033	1,177,000	1,175,971
"KG", Series 2987, 5.0%, 12/15/2034	1,360,000	1,358,244
"ND", Series 2938, 5.0%, 10/15/2033	170,000	169,973
"NE", Series 2802, 5.0%, 2/15/2033	460,000	461,142
"OG", Series 2889, 5.0%, 5/15/2033	2,115,000	2,127,219
"PD", Series 2893, 5.0%, 2/15/2033	370,000	372,946
"PD", Series 2939, 5.0%, 7/15/2033	1,105,000	1,103,936
"PE", Series 2898, 5.0%, 5/15/2033	1,715,000	1,723,093
"QC", Series 2836, 5.0%, 9/15/2022	2,220,000	2,257,322
"TE", Series 2780, 5.0%, 1/15/2033	1,685,000	1,689,561
"XD", Series 2941, 5.0%, 5/15/2033	1,830,000	1,831,057
"PE", Series 2512, 5.5%, 2/15/2022	420,000	438,185
"BD", Series 2453, 6.0%, 5/15/2017	2,157,297	2,239,764
"H", Series 2278, 6.5%, 1/15/2031	63,039	64,541
"Z", Series 2173, 6.5%, 7/15/2029	80,649	84,212
	Principal Amount ($)(g)	Value ($)

Federal National Mortgage Association:
"TU", Series 2003-122, 4.0%, 5/25/2016	350,000	350,104
"NE", Series 2004-52, 4.5%, 7/25/2033	1,118,000	1,094,728
"WB", Series 2003-106, 4.5%, 10/25/2015	1,870,000	1,876,230
"A2", Series 2002-W10, 4.7%, 8/25/2042	3,742	3,731
"1A3", Series 2003-W19, 4.783%, 11/25/2033	937,124	935,292
"EG", Series 2005-22, 5.0%, 11/25/2033	1,042,000	1,042,219
"PE", Series 2005-44, 5.0%, 7/25/2033	365,000	364,079
"QD", Series 2005-29, 5.0%, 8/25/2033	760,000	759,544
"PM", Series 2001-60, 6.0%, 3/25/2030	417,375	420,448
"A1", Series 2002-93, 6.5%, 3/25/2032	338,845	347,299
"HM", Series 2002-36, 6.5%, 12/25/2029	76,415	76,917
"C", Series 1997-M5, 6.74%, 8/25/2007	390,000	408,094
FHLMC Structured Pass-Through Securities, "3A", Series T-58, 7.0%, 9/25/2043	891,810	942,435
Government National Mortgage Association, "PD", Series 2004-30, 5.0%, 2/20/2033	1,115,000	1,125,553
Total Collateralized Mortgage Obligations (Cost $39,360,783)		39,372,117

Municipal Bonds and Notes 1.7%
Brockton, MA, General Obligation, Economic Development Series A, 144A, 6.45%, 5/1/2017 (c)	560,000	631,462
Broward County, FL, Airport Revenue, Airport Systems Revenue Series J-2, 6.13%, 10/1/2007 (c)	1,000,000	1,043,290
Charlotte-Mecklenberg, NC, Hospital Authority, Health Care System Revenue, ETM 144A, 5.0%, 8/1/2015	510,000	529,926
Hoboken, NJ, General Obligation, Series B, 3.8%, 1/1/2008 (c)	270,000	268,350
Illinois, Higher Education Revenue, Educational Facilities Authority Series C, 7.1%, 7/1/2012 (c)	1,000,000	1,162,840
Jersey City, NJ, Water & Sewer Revenue, Municipal Utilities Authority, Water Revenue, Series B, 4.91%, 5/15/2015 (c)	385,000	395,876
Jicarilla, NM, Sales & Special tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	215,000	222,486
Mashantucket, CT, Special Assessment Revenue, Western Pequot Tribe Special Revenue, Series A, 144A, 6.57%, 9/1/2013 (c)	1,285,000	1,403,888
Ohio, Sales & Special Tax Revenue, 7.6%, 10/1/2016 (c)	1,000,000	1,057,740
Passaic County, NJ, County General Obligation, 5.0%, 2/15/2017 (c)	1,120,000	1,166,805
	Principal Amount ($)(g)	Value ($)

Texas, American Campus Properties Student Housing Financing Ltd, 6.125%, 8/1/2023 (c)	1,040,000	1,167,005
Union County, NJ, Improvement Authority, Student Loan Revenue, 5.29%, 4/1/2018 (c)	1,185,000	1,236,133
Washington, State Economic Development Finance Authority Revenue, CSC Tocoma LLC Project, Series A, 3.5%, 10/1/2010 (c)	1,840,000	1,774,459
Yazoo County, MS, Sales & Special Tax Revenue, Series B, 4.3%, 9/1/2010 (c)	355,000	357,240
Total Municipal Bonds and Notes (Cost $12,050,882)		12,417,500

Government National Mortgage Association 0.3%
Government National Mortgage Association, 6.0% with various maturities from 7/20/2034 until 8/20/2034 (Cost $2,378,357)	2,362,478	2,433,308
	Shares	Value ($)

Warrants 0.0%
MircoStrategy, Inc.*	96	15
TravelCenters of America, Inc.*	59,000	6
Total Warrants (Cost $201)		21

Preferred Stocks 0.1%
Paxson Communications Corp., 14.25% (PIK)	29	186,606
TNP Enterprises, Inc., 14.5%, "D" (PIK)	163	184,598
Total Preferred Stocks (Cost $408,637)		371,204
	Principal Amount ($)(g)	Value ($)

Loan Participation 0.0%
Citigroup Global (Severstal), 8.625%, 2/24/2009 (Cost $55,411)	55,000	56,573

Other Investments 0.0%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $195,725)	270,000	210,600
	Shares	Value ($)

Closed End Investment Company 0.1%
Apollo Investment Corp. (Cost $445,014)	27,400	504,983

	Shares	Value ($)

Securities Lending Collateral 0.0%
Scudder Daily Assets Fund Institutional, 3.19% (e) (f) (Cost $75,600)	75,600	75,600

Cash Equivalents 5.8%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $41,873,671)	41,873,671	41,873,671
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $650,464,636) (a)	99.8	719,623,470
Other Assets and Liabilities, Net	0.2	1,166,884
Net Assets	100.0	720,790,354
Notes to Scudder Total Return Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625	8/1/2008	135,000	USD	135,225	$ 131,963
Intermet Corp.	9.75	6/15/2009	25,000	USD	10,250	10,813
Oxford Automotive, Inc.	12.0	10/15/2010	269,573	USD	159,314	134,786
					$ 304,789	$ 277,562

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of June 30, 2005.

*** Annualized yield at time of purchase, not a coupon rate.

(a) The cost for federal income tax purposes was $657,035,577. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $62,587,893. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $75,826,389 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,238,496.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	0.5%
Financial Guaranty Insurance Company	0.1%
Financial Security Assurance Inc.	0.5%
MBIA Corp.	0.5%

(d) At June 30, 2005, this security has been pledged to cover, in whole or part, initial margin requirements for open future contracts.

(e) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending.

(g) Principal amount stated in US dollars unless otherwise noted.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

ADR: American Depositary Receipt

PIK: Denotes that all or a portion of the income is paid in-kind.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At June 30, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
Russell 2000 Index	9/15/2005	7	2,185,882	2,250,850	64,968
Currency Abbreviations
ARS	Argentine Peso	COP	Colombian Peso	EUR	Euro	GBP	British Pound
MXN	Mexican Peso	MYR	Malaysian Ringgit	UYU	Uruguyan Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $608,515,365) — including $73,913 of securities loaned	$ 677,674,199
Investment in Scudder Daily Assets Fund Institutional (cost $75,600)*	75,600
Investment in Scudder Cash Management QP Trust (cost $41,873,671)	41,873,671
Total investments in securities, at value (cost $650,464,636)	719,623,470
Cash	423,533
Foreign currency, at value (cost $88,290)	87,912
Receivable for investments sold	2,741,601
Dividends receivable	371,137
Interest receivable	3,232,023
Receivable for Portfolio shares sold	2,878
Unrealized appreciation on forward foreign currency exchange contracts	1,211,226
Foreign taxes recoverable	2,660
Other assets	15,886
Total assets	727,712,326
Liabilities
Payable for investments purchased	5,033,013
Payable for Portfolio shares redeemed	746,080
Payable upon return of securities loaned	75,600
Payable for daily variation margin on open futures contracts	4,755
Net payable on closed forward foreign currency exchange contracts	4,361
Unrealized depreciation on forward foreign currency exchange contracts	639,862
Deferred mortgage dollar roll income	75
Accrued management fee	280,004
Other accrued expenses and payables	138,222
Total liabilities	6,921,972
Net assets, at value	$ 720,790,354
Net Assets
Net assets consist of: Undistributed net investment income	6,897,977
Net unrealized appreciation (depreciation) on: Investments	69,158,834
Futures	64,968
Foreign currency related transactions	568,050
Accumulated net realized gain (loss)	(77,399,790)
Paid-in capital	721,500,315
Net assets, at value	$ 720,790,354
Class A Net Asset Value, offering and redemption price per share ($687,393,462 ÷ 31,278,069 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.98
Class B Net Asset Value, offering and redemption price per share ($33,396,892 ÷ 1,518,612 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.99

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $38,504)	$ 3,276,023
Interest	6,855,112
Interest — Scudder Cash Management QP Trust	373,047
Mortgage dollar roll income	5,729
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	317
Total Income	10,510,228
Expenses: Management fee	1,678,911
Custodian fees	54,830
Distribution service fees (Class B)	40,693
Record keeping fees (Class B)	20,325
Auditing	22,701
Legal	8,874
Trustees' fees and expenses	9,056
Reports to shareholders	45,532
Other	12,836
Total expenses, before expense reductions	1,893,758
Expense reductions	(3,286)
Total expenses, after expense reductions	1,890,472
Net investment income (loss)	8,619,756
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	6,119,941
Futures	103,881
Foreign currency related transactions	(290,431)
5,933,391
Net unrealized appreciation (depreciation) during the period on: Investments	(7,300,589)
Futures	66,802
Foreign currency related transactions	662,425
(6,571,362)
Net gain (loss) on investment transactions	(637,971)
Net increase (decrease) in net assets resulting from operations	$ 7,981,785

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 8,619,756	$ 14,447,088
Net realized gain (loss) on investment transactions	5,933,391	39,912,342
Net unrealized appreciation (depreciation) during the period on investment and foreign currency transactions	(6,571,362)	(12,171,380)
Net increase (decrease) in net assets resulting from operations	7,981,785	42,188,050
Distributions to shareholders from: Net investment income Class A	(14,467,177)	(10,706,370)
Class B	(715,158)	(287,648)
Portfolio share transactions: Class A Proceeds from shares sold	3,758,398	8,149,762
Net assets acquired in tax freee reorganization	118,997,707	—
Reinvestment of distributions	14,467,177	10,706,370
Cost of shares redeemed	(64,728,042)	(94,301,996)
Net increase (decrease) in net assets from Class A share transactions	72,495,240	(75,445,864)
Class B Proceeds from shares sold	3,884,819	12,535,568
Reinvestment of distributions	715,158	287,648
Cost of shares redeemed	(3,654,543)	(2,353,690)
Net increase (decrease) in net assets from Class B share transactions	945,434	10,469,526
Increase (decrease) in net assets	66,240,124	(33,782,306)
Net assets at beginning of period	654,550,230	688,332,536
Net assets at end of period (including undistributed net investment income of $6,897,977 and $13,460,556, respectively)	$ 720,790,354	$ 654,550,230
Other Information
Class A Shares outstanding at beginning of period	27,789,320	31,305,397
Shares sold	173,611	380,053
Shares issued in tax free reorganization	5,591,767	—
Shares issued to shareholders in reinvestment of distributions	672,580	499,597
Shares redeemed	(2,949,209)	(4,395,727)
Net increase (decrease) in Portfolio shares	3,488,749	(3,516,077)
Shares outstanding at end of period	31,278,069	27,789,320
Class B Shares outstanding at beginning of period	1,477,597	988,869
Shares sold	175,844	584,945
Shares issued to shareholders in reinvestment of distributions	33,201	13,398
Shares redeemed	(168,030)	(109,615)
Net increase (decrease) in Portfolio shares	41,015	488,728
Shares outstanding at end of period	1,518,612	1,477,597

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001[b]	2000[c]
Selected Per Share Data
Net asset value, beginning of period	$ 22.37	$ 21.32	$ 18.66	$ 22.57	$ 25.91	$ 28.82
Income (loss) from investment operations: Net investment income (loss)[d]	.28	.47	.37	.47	.61	.74
Net realized and unrealized gain (loss) on investment transactions	(.12)	.93	2.90	(3.81)	(2.20)	(1.40)
Total from investment operations	.16	1.40	3.27	(3.34)	(1.59)	(.66)
Less distributions from: Net investment income	(.55)	(.35)	(.61)	(.57)	(.80)	(.90)
Net realized gains on investment transactions	—	—	—	—	(.95)	(1.35)
Total distributions	(.55)	(.35)	(.61)	(.57)	(1.75)	(2.25)
Net asset value, end of period	$ 21.98	$ 22.37	$ 21.32	$ 18.66	$ 22.57	$ 25.91
Total Return (%)	.77**	6.64	18.10	(15.17)	(6.09)	(2.63)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	687	622	667	640	861	851
Ratio of expenses (%)	.56*	.59	.59	.58	.58	.61
Ratio of net investment income (loss) (%)	2.55*	2.18	1.88	2.32	2.63	2.75
Portfolio turnover rate (%)	151e*	131[e]	102[e]	140	115	107

a For the six months ended June 30, 2005 (Unaudited).

b As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

c On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

d Based on average shares outstanding during the period.

e The portfolio turnover rate including mortgage dollar roll transactions was 153%, 140% and 108% for the periods ended June 30, 2005, December 31, 2004 and December 31, 2003, respectively.

* Annualized ** Not annualized

Class B

Years Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.33	$ 21.28	$ 18.64	$ 19.46
Income (loss) from investment operations: Net investment income (loss)[c]	.24	.39	.28	.18
Net realized and unrealized gain (loss) on investment transactions	(.11)	.92	2.92	(1.00)
Total from investment operations	.13	1.31	3.20	(.82)
Less distributions from: Net investment income	(.47)	(.26)	(.56)	—
Net asset value, end of period	$ 21.99	$ 22.33	$ 21.28	$ 18.64
Total Return (%)	.56**	6.26	17.66	(4.21)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	33	21.8
Ratio of expenses (%)	.94*	.97	.99	.86*
Ratio of net investment income (loss) (%)	2.17*	1.80	1.48	1.96*
Portfolio turnover rate (%)	151d*	131[d]	102[d]	140

a For the six months ended June 30, 2005 (Unaudited).

b For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on average shares outstanding during the period.

d The portfolio turnover rate including mortgage dollar roll transactions was 153%, 140% and 108% for the periods ended June 30, 2005, December 31, 2004 and December 31, 2003, respectively.

* Annualized ** Not annualized

Information About Your Portfolio's Expenses

SVS Davis Venture Value Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,013.00	$ 1,010.80
Expenses Paid per $1,000*	$ 5.04	$ 6.88
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,019.79	$ 1,017.95
Expenses Paid per $1,000*	$ 5.06	$ 6.90

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Davis Venture Value Portfolio	1.01%	1.38%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

SVS Davis Venture Value Portfolio

For the six months ended June 30, 2005, the portfolio returned 1.30% (Class A shares, unadjusted for contract charges), compared with its benchmark, the Russell 1000 Value Index, which had a return of 1.76%.

Important contributors to and detractors from the portfolio's performance relative to the Russell 1000 Value Index over the course of the six months ended June 30, 2005 include:

Energy companies were the most important contributors to the portfolio's performance over the six-month period. All of the portfolio's energy companies performed well, with EOG Resources, ConocoPhillips, Occidental Petroleum and Devon Energy all among the portfolio's top 10 contributors to performance for the period.

The portfolio's largest industry-group holdings were in insurance companies. Progressive and Loews were both among the portfolio's top 10 contributors to performance over the period, while American International Group and Berkshire Hathaway were both among the portfolio's top 10 detractors. Overall, the portfolio's insurance companies hurt performance over the six-month period.

The portfolio also held a significant position in financial companies. As a group, these companies detracted from performance over the six-month period, with American Express and JPMorgan Chase included among the portfolio's top 10 detractors from performance.

Individual companies making important contributions to the portfolio's performance over the period included HCA, a health care equipment and services company; Altria Group, a food, beverage and tobacco company; and H&R Block, a commercial services company.

Individual companies detracting from performance over the period included Tyco International, an industrial conglomerate; Comcast, a media company; and Lexmark International, a computers and peripherals company.

Christopher C. Davis
Kenneth Charles Feinberg

Co-Managers
Davis Selected Advisers, L.P., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market and equity risks, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

In this report Davis Selected Advisers makes candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the investment strategies will be successful. Market values will vary so that an investor may experience a gain or a loss.

Portfolio Summary

SVS Davis Venture Value Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks	99%	94%
Cash Equivalents	1%	6%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Financials	47%	50%
Consumer Staples	13%	12%
Energy	11%	9%
Consumer Discretionary	9%	7%
Industrials	8%	9%
Health Care	4%	4%
Materials	4%	5%
Information Technology	3%	3%
Telecommunication Services	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 97. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

SVS Davis Venture Value Portfolio

	Shares	Value ($)

Common Stocks 98.9%
Consumer Discretionary 9.3%
Automobiles 0.7%
Harley-Davidson, Inc.	49,100	2,435,360
Diversified Consumer Services 1.9%
H&R Block, Inc. (d)	116,000	6,768,600
Household Durables 0.2%
Hunter Douglas NV	10,000	498,380
Internet & Catalog Retail 0.5%
IAC/InterActiveCorp.* (d)	67,800	1,630,590
Media 5.2%
Comcast Corp. Special "A"*	381,200	11,416,940
Gannett Co., Inc.	22,500	1,600,425
Lagardere S.C.A.	54,700	4,034,520
WPP Group PLC (ADR)	20,700	1,056,735
		18,108,620
Specialty Retail 0.8%
AutoZone, Inc.* (d)	31,400	2,903,244
Consumer Staples 12.5%
Beverages 2.2%
Diageo PLC (ADR) (d)	83,300	4,939,690
Heineken Holding NV	98,200	2,745,128
		7,684,818
Food & Staples Retailing 3.6%
Costco Wholesale Corp.	242,300	10,859,886
Wal-Mart Stores, Inc.	35,200	1,696,640
		12,556,526
Food Products 1.0%
The Hershey Co.	58,100	3,608,010
Personal Products 0.3%
Avon Products, Inc.	22,600	855,410
Tobacco 5.4%
Altria Group, Inc.	290,600	18,790,196
Energy 11.0%
Energy Equipment & Services 0.8%
Transocean, Inc.*	53,600	2,892,792
Oil, Gas & Consumable Fuels 10.2%
ConocoPhillips	177,320	10,194,127
Devon Energy Corp.	165,600	8,392,608
EOG Resources, Inc.	140,800	7,997,440
Occidental Petroleum Corp.	116,300	8,946,959
		35,531,134
Financials 46.2%
Banks 11.6%
Fifth Third Bancorp (d)	86,500	3,564,665
Golden West Financial Corp.	181,400	11,678,532
HSBC Holdings PLC	736,687	11,741,342
Lloyds TSB Group PLC (ADR) (d)	77,800	2,649,090
Wells Fargo & Co.	172,600	10,628,708
		40,262,337
	Shares	Value ($)

Capital Markets 0.9%
Morgan Stanley	47,500	2,492,325
State Street Corp.	15,500	747,875
		3,240,200
Consumer Finance 6.7%
American Express Co.	372,100	19,806,883
Providian Financial Corp.*	71,200	1,255,256
Takefuji Corp.	37,900	2,558,683
		23,620,822
Diversified Financial Services 8.2%
Citigroup, Inc.	216,700	10,018,041
JPMorgan Chase & Co.	361,384	12,764,083
Moody's Corp.	96,400	4,334,144
Principal Financial Group, Inc.	30,300	1,269,570
		28,385,838
Insurance 17.2%
American International Group, Inc.	287,400	16,697,940
Aon Corp.	98,800	2,473,952
Berkshire Hathaway, Inc. "B"*	5,005	13,931,418
Chubb Corp.	13,100	1,121,491
Loews Corp.	89,100	6,905,250
Markel Corp.* (d)	900	305,100
Marsh & McLennan Companies, Inc.	107,900	2,988,830
Progressive Corp.	109,300	10,799,933
Sun Life Financial, Inc.	18,200	613,340
Transatlantic Holdings, Inc. (d)	72,237	4,032,269
		59,869,523
Real Estate 1.6%
CenterPoint Properties Corp. (REIT)	131,600	5,566,680
Health Care 4.2%
Health Care Providers & Services 2.9%
Cardinal Health, Inc.	68,500	3,944,230
Caremark Rx, Inc.*	3,800	169,176
HCA, Inc.	109,200	6,188,364
		10,301,770
Pharmaceuticals 1.3%
Eli Lilly & Co.	55,700	3,103,047
Novartis AG (Registered)	28,500	1,353,663
		4,456,710
Industrials 8.1%
Air Freight & Logistics 0.7%
United Parcel Service, Inc. "B"	34,800	2,406,768
Commercial Services & Supplies 3.2%
China Merchants Holdings International Co., Ltd	585,224	1,135,145
Cosco Pacific Ltd.	500,000	968,315
D&B Corp.*	49,900	3,076,335
Iron Mountain, Inc.* (d)	157,500	4,885,650
Rentokil Initial PLC	446,600	1,271,579
		11,337,024
Industrial Conglomerates 4.1%
Tyco International Ltd.	488,962	14,277,690
	Shares	Value ($)

Road & Rail 0.1%
Kuehne & Nagel International AG (Registered)	900	190,567
Information Technology 2.7%
Communications Equipment 0.3%
Nokia Oyj (ADR)	62,600	1,041,664
Computers & Peripherals 1.5%
Hewlett-Packard Co.	82,700	1,944,277
Lexmark International, Inc. "A"*	53,400	3,461,922
		5,406,199
Software 0.9%
Microsoft Corp.	127,700	3,172,068
Materials 4.2%
Construction Materials 1.7%
Martin Marietta Materials, Inc.	42,500	2,937,600
Vulcan Materials Co. (d)	44,400	2,885,556
		5,823,156
Containers & Packaging 2.5%
Sealed Air Corp.* (d)	175,900	8,758,061
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.3%
NTL, Inc.* (d)	3,000	205,260
Telewest Global, Inc.*	37,900	863,362
		1,068,622
	Shares	Value ($)

Wireless Telecommunication Services 0.4%
SK Telecom Co., Ltd. (ADR) (d)	71,600	1,460,640
Total Common Stocks (Cost $275,253,317)		344,910,019

Securities Lending Collateral 6.3%
Scudder Daily Assets Fund Institutional, 3.19% (c) (e) (Cost $21,890,878)	21,890,878	21,890,878

Cash Equivalents 0.7%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $2,404,683)	2,404,683	2,404,683
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $299,548,878) (a)	105.9	369,205,580
Other Assets and Liabilities, Net	(5.9)	(20,728,923)
Net Assets	100.0	348,476,657
Notes to SVS Davis Venture Value Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $300,360,801. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $68,844,779. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $75,703,384 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,858,605.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at June 30, 2005 amounted to $21,404,797, which is 6.1% of net assets.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $275,253,317) — including $21,404,797 of securities loaned	$ 344,910,019
Investment in Scudder Daily Assets Fund Institutional (cost $21,890,878)*	21,890,878
Investment in Scudder Cash Management QP Trust (cost $2,404,683)	2,404,683
Total investments in securities, at value (cost $299,548,878)	369,205,580
Cash	3,486
Foreign currency, at value (cost $317,649)	312,886
Receivable for investments sold	2,577,194
Dividends receivable	557,447
Interest receivable	9,501
Receivable for Portfolio shares sold	18,103
Foreign taxes recoverable	9,118
Other assets	11,288
Total assets	372,704,603
Liabilities
Payable for investments purchased	1,879,003
Payable upon return of securities loaned	21,890,878
Payable for Portfolio shares redeemed	103,321
Accrued management fee	266,397
Other accrued expenses and payables	88,347
Total liabilities	24,227,946
Net assets, at value	$ 348,476,657
Net Assets
Net assets consist of: Undistributed net investment income	749,207
Net unrealized appreciation (depreciation) on: Investments	69,656,702
Foreign currency related transactions	(3,174)
Accumulated net realized gain (loss)	(8,218,305)
Paid-in capital	286,292,227
Net assets, at value	$ 348,476,657
Class A Net Asset Value, offering and redemption price per share ($278,460,314 ÷ 24,125,584 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.54
Class B Net Asset Value, offering and redemption price per share ($70,016,343 ÷ 6,066,196 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.54

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $92,970)	$ 2,925,013
Interest — Scudder Cash Management QP Trust	151,035
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	19,703
Total Income	3,095,751
Expenses: Management fee	1,592,687
Custodian and accounting fees	52,485
Distribution service fees (Class B)	84,510
Record keeping fees (Class B)	41,196
Auditing	22,641
Legal	8,117
Trustee's fees and expenses	4,334
Reports to shareholders	20,295
Other	3,820
Total expenses, before expense reductions	1,830,085
Expense reductions	(1,354)
Total expenses, after expense reductions	1,828,731
Net investment income (loss)	1,267,020
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(202,627)
Foreign currency related transactions	(39,282)
(241,909)
Net unrealized appreciation (depreciation) during the period on: Investments	3,357,261
Foreign currency related transactions	(13,974)
3,343,287
Net gain (loss) on investment transactions	3,101,378
Net increase (decrease) in net assets resulting from operations	$ 4,368,398

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 1,267,020	$ 1,954,893
Net realized gain (loss) on investment transactions	(241,909)	(1,157,982)
Net unrealized appreciation (depreciation) during the period on investment transactions	3,343,287	32,686,703
Net increase (decrease) in net assets resulting from operations	4,368,398	33,483,614
Distributions to shareholders from: Net investment income Class A	(2,091,774)	(1,002,743)
Class B	(260,311)	(15,708)
Portfolio share transactions: Class A Proceeds from shares sold	14,499,387	39,970,621
Reinvestment of distributions	2,091,774	1,002,743
Cost of shares redeemed	(8,071,131)	(19,163,185)
Net increase (decrease) in net assets from Class A share transactions	8,520,030	21,810,179
Class B Proceeds from shares sold	6,224,039	32,936,634
Reinvestment of distributions	260,311	15,708
Cost of shares redeemed	(3,081,884)	(2,151,840)
Net increase (decrease) in net assets from Class B share transactions	3,402,466	30,800,502
Increase (decrease) in net assets	13,938,809	85,075,844
Net assets at beginning of period	334,537,848	249,462,004
Net assets at end of period (including undistributed net investment income of $749,207 and $1,834,272, respectively)	$ 348,476,657	$ 334,537,848
Other Information
Class A Shares outstanding at beginning of period	23,386,408	21,351,155
Shares sold	1,267,012	3,746,952
Shares issued to shareholder in reinvestment of distributions	184,135	93,978
Shares redeemed	(711,971)	(1,805,677)
Net increase (decrease) in Portfolio shares	739,176	2,035,253
Shares outstanding at end of period	24,125,584	23,386,408
Class B Shares outstanding at beginning of period	5,765,180	2,848,268
Shares sold	546,547	3,116,302
Shares issued to shareholder in reinvestment of distributions	22,894	1,471
Shares redeemed	(268,425)	(200,861)
Net increase (decrease) in Portfolio shares	301,016	2,916,912
Shares outstanding at end of period	6,066,196	5,765,180

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.48	$ 10.31	$ 7.99	$ 9.50	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.05	.08	.06	.05	.03
Net realized and unrealized gain (loss) on investment transactions	.10	1.14	2.31	(1.55)	(.53)
Total from investment operations	.15	1.22	2.37	(1.50)	(.50)
Less distributions from: Net investment income	(.09)	(.05)	(.05)	(.01)	—
Net asset value, end of period	$ 11.54	$ 11.48	$ 10.31	$ 7.99	$ 9.50
Total Return (%)	1.30**	11.83	29.84	(15.79)	(5.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	278	268	220	160	109
Ratio of expenses (%)	1.01*	1.05	1.01	1.02	1.09*
Ratio of net investment income (loss) (%)	.82*	.74	.62	.62	.48*
Portfolio turnover rate (%)	2*	3	7	22	15*

a For the six months ended June 30, 2005 (Unaudited).

b For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

c Based on average shares outstanding during the period.

* Annualized

** Not annualized

Class B

Years Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.46	$ 10.29	$ 7.98	$ 8.52
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.04	.02	.04
Net realized and unrealized gain (loss) on investment transactions	.09	1.13	2.32	(.58)
Total from investment operations	.12	1.17	2.34	(.54)
Less distributions from: Net investment income	(.04)	—***	(.03)	—
Net asset value, end of period	$ 11.54	$ 11.46	$ 10.29	$ 7.98
Total Return (%)	1.08**	11.42	29.42	(6.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	70	66	29.8
Ratio of expenses (%)	1.38*	1.44	1.40	1.27*
Ratio of net investment income (loss) (%)	.45*	.36	.23	1.06*
Portfolio turnover rate (%)	2*	3	7	22

a For the six months ended June 30, 2005 (Unaudited).

b For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Information About Your Portfolio's Expenses

SVS Dreman Financial Services Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 954.30	$ 952.80
Expenses Paid per $1,000*	$ 4.26	$ 6.10
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,020.43	$ 1,018.55
Expenses Paid per $1,000*	$ 4.41	$ 6.31

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Dreman Financial Services Portfolio	.88%	1.26%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

SVS Dreman Financial Services Portfolio

During the first six months of 2005, the US stock market exhibited considerable volatility as investors reacted to economic news that was somewhat contradictory. At the end of June, the S&P 500 Index was close to its level at the beginning of the year; the total return of the index for the six-month period was -0.81%. Financial services stocks in general underperformed the broad market: The return of the S&P Financial Index was -2.33%.

The portfolio returned -4.57% for the six-month period ended June 30, 2005 (Class A shares, unadjusted for contract charges). Performance of our portfolio was disappointing because of negative events specific to three of the portfolio's top 10 holdings, Freddie Mac, Fannie Mae and American International Group, Inc. (AIG). Fannie Mae and Freddie Mac, which are government-sponsored enterprises that operate mainly in the residential mortgage business, have been the subject of negative publicity because they have had to restate earnings. We believe that their growth models are still credible, and we continue to hold significant positions in the stocks. AIG and two former executives are accused of manipulating financial statements and misleading regulators and investors. We believe that this leading international insurance and financial services firm will soon move beyond this scandal, and we expect that the company will grow more rapidly than the insurance industry at large.

Good news for the portfolio and sector as a whole was supplied by the insurance industry and capital markets companies. Holdings such as Allstate Corp., Chubb Corp., Prudential Financial, Inc., Franklin Resources, Inc. and Lehman Brothers Holdings, Inc. provided double-digit returns for the period.

The portfolio is positioned defensively at this time, a decision we consider appropriate in light of the uncertainty surrounding economic growth, inflation and interest rates. Because it seems likely that interest rates will rise, we are avoiding the areas of financial services that are most sensitive to rising interest rates and are concentrating on areas where we see more attractive risk/reward prospects. These include companies with substantial fee-based revenues and those with exposure to the improving commercial and industrial lending environment.

David N. Dreman F. James Hutchinson

Lead Manager Portfolio Manager
Dreman Value Management, L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Additionally, this portfolio is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's (S&P) Financial Index is an unmanaged index generally representative of the financial stock market. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Dreman Financial Services Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Banks	43%	45%
Diversified Financial Services	28%	28%
Insurance	13%	13%
Capital Markets	12%	9%
Consumer Finance	3%	5%
Real Estate	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 107. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

SVS Dreman Financial Services Portfolio

	Shares	Value ($)

Common Stocks 99.8%
Financials 99.8%
Banks 43.1%
Bank of America Corp.	257,720	11,754,609
Fifth Third Bancorp.	50,200	2,068,742
Hudson City Bancorp., Inc.	43,000	490,630
Independence Community Bank Corp.	15,500	572,415
KeyCorp	175,355	5,813,018
Marshall & Ilsley Corp.	50,600	2,249,170
Mercantile Bankshares Corp.	13,700	705,961
National Bank of Canada	98,350	4,367,633
National City Corp.	78,931	2,693,126
PNC Financial Services Group	60,140	3,275,224
Regions Financial Corp.	74,672	2,529,887
Sovereign Bancorp, Inc.	113,075	2,526,096
US Bancorp.	177,420	5,180,664
Wachovia Corp.	80,040	3,969,984
Washington Mutual, Inc.	265,732	10,812,635
Wells Fargo & Co.	45,610	2,808,664
		61,818,458
Capital Markets 12.0%
Bear Stearns Companies, Inc.	20,340	2,114,140
Franklin Resources, Inc.	20,610	1,586,558
Lehman Brothers Holdings, Inc.	20,400	2,025,312
Mellon Financial Corp.	109,700	3,147,293
Morgan Stanley	113,780	5,970,036
The Goldman Sachs Group, Inc.	23,200	2,366,864
		17,210,203
Consumer Finance 3.0%
American Express Co.	80,850	4,303,646
	Shares	Value ($)

Diversified Financial Services 28.0%
CIT Group, Inc.	63,990	2,749,650
Citigroup, Inc.	128,400	5,935,932
Fannie Mae	127,380	7,438,992
Freddie Mac	232,405	15,159,778
Friedman, Billings, Ramsey Group, Inc. "A" (c)	119,600	1,710,280
JPMorgan Chase & Co.	154,024	5,440,128
The PMI Group, Inc.	44,700	1,742,406
		40,177,166
Insurance 12.5%
Allstate Corp.	37,595	2,246,301
American International Group, Inc.	217,373	12,629,371
Chubb Corp.	22,630	1,937,354
Prudential Financial, Inc.	17,990	1,181,224
		17,994,250
Real Estate 1.2%
Novastar Financial, Inc. (REIT) (c)	45,000	1,761,750
Total Common Stocks (Cost $117,571,944)		143,265,473

Securities Lending Collateral 2.2%
Scudder Daily Assets Fund Institutional, 3.19% (b) (d) (Cost $3,062,000)	3,062,000	3,062,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $120,633,944) (a)	102.0	146,327,473
Other Assets and Liabilities, Net	(2.0)	(2,813,533)
Net Assets	100.0	143,513,940
Notes to SVS Dreman Financial Services Portfolio of Investments

(a) The cost for federal income tax purposes was $121,181,871. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $25,145,602 This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,621,942 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,476,340.

(b) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) A portion of this security was on loan. The value of the security loaned at June 30, 2005 amounted to $2,995,163, which is 2.1% of net assets.

(d) Represents collateral held in connection with securities lending.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $117,571,944) — including $2,995,163 of securities loaned	$ 143,265,473
Investment in Scudder Daily Assets Fund Institutional (cost $3,062,000)*	3,062,000
Total investments in securities, at value (cost $120,633,944)	146,327,473
Cash	10,971
Receivable for investments sold	425,581
Dividends receivable	177,464
Interest receivable	12,377
Receivable for Portfolio shares sold	11,460
Other assets	6,027
Total assets	146,971,353
Liabilities
Payable for Portfolio shares redeemed	111,626
Notes payable	150,000
Payable upon return of securities loaned	3,062,000
Accrued management fee	85,144
Other accrued expenses and payables	48,643
Total liabilities	3,457,413
Net assets, at value	$ 143,513,940
Net Assets
Net assets consist of: Undistributed net investment income	1,431,157
Net unrealized appreciation (depreciation) on: Investments	25,693,529
Foreign currency related transactions	138
Accumulated net realized gain (loss)	(187,738)
Paid-in capital	116,576,854
Net assets, at value	$ 143,513,940
Class A Net Asset Value, offering and redemption price per share ($126,458,780 ÷ 9,931,216 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.73
Class B Net Asset Value, offering and redemption price per share ($17,055,160 ÷ 1,339,523 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.73

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $12,877)	$ 2,077,981
Interest — Scudder Cash Management QP Trust	734
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	74,267
Total Income	2,152,982
Expenses: Management fee	551,613
Custodian and accounting fees	36,483
Distribution service fees (Class B)	20,707
Record keeping fees (Class B)	10,563
Auditing	21,324
Legal	7,378
Trustees' fees and expenses	1,854
Reports to shareholders	16,531
Interest expense	3,434
Other	6,666
Total expenses, before expense reductions	676,553
Expense reductions	(750)
Total expenses, after expense reductions	675,803
Net investment income (loss)	1,477,179
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	6,115,527
Foreign currency related transactions	(1,694)
6,113,833
Net unrealized appreciation (depreciation) during the period on: Investments	(15,072,736)
Foreign currency related transactions	(1,420)
(15,074,156)
Net gain (loss) on investment transactions	(8,960,323)
Net increase (decrease) in net assets resulting from operations	$ (7,483,144)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 1,477,179	$ 2,737,075
Net realized gain (loss) on investment transactions	6,113,833	1,313,816
Net unrealized appreciation (depreciation) during the period on investment transactions	(15,074,156)	13,545,556
Net increase (decrease) in net assets resulting from operations	(7,483,144)	17,596,447
Distributions to shareholders from: Net investment income Class A	(2,459,642)	(2,233,509)
Class B	(250,229)	(138,571)
Portfolio share transactions: Class A Proceeds from shares sold	1,859,044	9,238,024
Reinvestment of distributions	2,459,642	2,233,509
Cost of shares redeemed	(13,474,191)	(23,157,778)
Net increase (decrease) in net assets from Class A share transactions	(9,155,505)	(11,686,245)
Class B Proceeds from shares sold	1,487,816	7,389,810
Reinvestment of distributions	250,229	138,571
Cost of shares redeemed	(1,021,957)	(1,105,504)
Net increase (decrease) in net assets from Class B share transactions	716,088	6,422,877
Increase (decrease) in net assets	(18,632,432)	9,960,999
Net assets at beginning of period	162,146,372	152,185,373
Net assets at end of period (including undistributed net investment income of $1,431,157 and $2,663,849, respectively)	$ 143,513,940	$ 162,146,372
Other Information
Class A Shares outstanding at beginning of period	10,645,952	11,569,224
Shares sold	145,162	730,584
Shares issued to shareholders in reinvestment of distributions	200,134	176,982
Shares redeemed	(1,060,032)	(1,830,838)
Net increase (decrease) in Portfolio shares	(714,736)	(923,272)
Shares outstanding at end of period	9,931,216	10,645,952
Class B Shares outstanding at beginning of period	1,281,273	771,080
Shares sold	117,446	586,845
Shares issued to shareholders in reinvestment of distributions	20,344	10,971
Shares redeemed	(79,540)	(87,623)
Net increase (decrease) in Portfolio shares	58,250	510,193
Shares outstanding at end of period	1,339,523	1,281,273

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.60	$ 12.33	$ 9.79	$ 10.78	$ 11.53	$ 9.24
Income (loss) from investment operations: Net investment income (loss)[c]	.13	.23	.20	.15	.14	.19
Net realized and unrealized gain (loss) on investment transactions	(.76)	1.23	2.50	(1.06)	(.71)	2.27
Total from investment operations	(.63)	1.46	2.70	(.91)	(.57)	2.46
Less distributions from: Net investment income	(.24)	(.20)	(.16)	(.08)	(.13)	(.15)
Net realized gains on investment transactions	—	—	—	—	(.05)	(.02)
Total distributions	(.24)	(.20)	(.16)	(.08)	(.18)	(.17)
Net asset value, end of period	$ 12.73	$ 13.60	$ 12.33	$ 9.79	$ 10.78	$ 11.53
Total Return (%)	(4.57)**	12.00	28.13	(8.51)	(4.86)	27.04[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	126	145	143	120	117	66
Ratio of expenses before expense reductions (%)	.88*	.84	.86	.83	.86	.91
Ratio of expenses after expense reductions (%)	.88*	.84	.86	.83	.86	.89
Ratio of net investment income (loss) (%)	2.05*	1.79	1.84	1.44	1.31	2.01
Portfolio turnover rate (%)	24*	8	7	13	22	13

a For the six months ended June 30, 2005 (Unaudited).

b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

c Based on average shares outstanding during the period.

d Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

Class B

Years Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.57	$ 12.31	$ 9.78	$ 10.57
Income (loss) from investment operations: Net investment income (loss)[c]	.11	.18	.14	.06
Net realized and unrealized gain (loss) on investment transactions	(.76)	1.22	2.53	(.85)
Total from investment operations	(.65)	1.40	2.67	(.79)
Less distributions from: Net investment income	(.19)	(.14)	(.14)	—
Net asset value, end of period	$ 12.73	$ 13.57	$ 12.31	$ 9.78
Total Return (%)	(4.72)**	11.50	27.73	(7.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	17	9.4
Ratio of expenses (%)	1.26*	1.22	1.25	1.08*
Ratio of net investment income (loss) (%)	1.67*	1.41	1.45	1.33*
Portfolio turnover rate (%)	24*	8	7	13

a For the six months ended June 30, 2005 (Unaudited).

b For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on average shares outstanding during the period.

* Annualized ** Not annualized

Information About Your Portfolio's Expenses

SVS Dreman High Return Equity Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,024.40	$ 1,022.90
Expenses Paid per $1,000*	$ 3.86	$ 5.77
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,020.98	$ 1,019.09
Expenses Paid per $1,000*	$ 3.86	$ 5.76

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Dreman High Return Equity Portfolio	.77%	1.15%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

SVS Dreman High Return Equity Portfolio

During the first six months of 2005 the US stock market exhibited considerable volatility as investors reacted to economic news that was somewhat contradictory. At the end of June, the S&P 500 Index was close to its level at the beginning of the year; the total return of the index for the six-month period was -0.81%. The portfolio returned 2.44% (Class A shares, unadjusted for contract charges).

The most significant positive factor by far was a major overweight in energy stocks, which performed well. We initiated this overweight position approximately 18 months ago, and then at the end of 2004, when oil prices fell somewhat, we took advantage of the drop in prices of oil stocks to significantly increase the overweight. Energy holdings that contributed significantly to performance include Devon Energy Corp., ConocoPhillips, ChevronTexaco Corp. and Occidental Petroleum Corp. Also, we realized a significant gain on a portion of our holding in Kerr-McGee Corp. by taking advantage of an opportunity to tender shares.

Also positive for performance was our holding in tobacco stock Altria Group, Inc. (our largest position). This stock has risen in response to suggestions that a split-up of the company is increasingly likely because the risk of significant monetary damages from pending litigation has declined. Health care holdings, which have hurt performance in past periods, performed better in recent months. In this industry group, pharmaceutical stocks such as Bristol-Myers Squibb Co., Wyeth; Pfizer, Inc., and Merck & Co., Inc., recovered from weakness during 2004, when patent challenges and regulatory scrutiny depressed the sector. Performance was hurt by an overweight in financials and particularly by three large holdings — Freddie Mac, Fannie Mae and American International Group. While these companies have problems, we believe that all are financially sound companies with good growth prospects, and we continue to hold them in the portfolio.

We believe the portfolio is positioned appropriately for a time of uncertainty in the economy and markets. We have confidence in our time-tested investing philosophy of seeking companies that are financially sound and that have solid growth prospects but have fallen out of favor with the investing public.

David N. Dreman
F. James Hutchinson

Co-Managers
Dreman Value Management L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Dreman High Return Equity Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks	92%	92%
Cash Equivalents	8%	8%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Financials	30%	34%
Consumer Staples	20%	21%
Energy	20%	14%
Health Care	18%	17%
Consumer Discretionary	7%	8%
Information Technology	3%	3%
Industrials	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 116. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

SVS Dreman High Return Equity Portfolio

	Shares	Value ($)

Common Stocks 91.3%
Consumer Discretionary 6.4%
Automobiles 0.4%
Ford Motor Co.	345,000	3,532,800
Multiline Retail 1.1%
Federated Department Stores, Inc.	129,505	9,490,126
Specialty Retail 4.9%
Borders Group, Inc.	712,900	18,043,499
Home Depot, Inc.	388,455	15,110,900
Staples, Inc.	501,247	10,686,586
		43,840,985
Consumer Staples 18.7%
Food & Staples Retailing 0.6%
Safeway, Inc.*	232,650	5,255,563
Tobacco 18.1%
Altria Group, Inc.	1,349,420	87,253,497
Imperial Tobacco Group (ADR)	95,145	5,176,840
Reynolds American, Inc. (c)	249,173	19,634,832
Universal Corp.	266,570	11,670,435
UST, Inc.	816,640	37,287,782
		161,023,386
Energy 17.8%
Energy Equipment & Services 0.1%
Transocean, Inc.*	22,400	1,208,928
Oil, Gas & Consumable Fuels 17.7%
Anadarko Petroleum Corp.	47,500	3,902,125
Apache Corp.	147,100	9,502,660
Burlington Resources, Inc.	163,500	9,031,740
ChevronTexaco Corp.	562,860	31,475,131
ConocoPhillips	931,646	53,560,329
Devon Energy Corp.	514,600	26,079,928
El Paso Corp.	846,510	9,751,795
EnCana Corp.	66,200	2,620,858
Kerr-McGee Corp.	2,928	223,436
Occidental Petroleum Corp.	148,700	11,439,491
		157,587,493
Financials 27.3%
Banks 11.6%
Bank of America Corp.	521,636	23,791,818
KeyCorp	294,000	9,746,100
PNC Financial Services Group	169,300	9,220,078
Sovereign Bancorp, Inc.	493,600	11,027,024
US Bancorp.	265,700	7,758,440
Wachovia Corp.	140,000	6,944,000
Washington Mutual, Inc.	854,175	34,756,381
		103,243,841
Capital Markets 0.0%
Piper Jaffray Companies, Inc.*	1,071	32,590
Diversified Financial Services 13.2%
CIT Group, Inc.	89,100	3,828,627
Citigroup, Inc.	134,600	6,222,558
	Shares	Value ($)

Fannie Mae	652,073	38,081,063
Freddie Mac	1,000,341	65,252,243
JPMorgan Chase & Co.	132,864	4,692,757
		118,077,248
Insurance 2.5%
American International Group, Inc.	331,300	19,248,530
The St. Paul Travelers Companies, Inc.	70,605	2,791,016
		22,039,546
Health Care 16.4%
Health Care Equipment & Supplies 0.7%
Becton, Dickinson & Co.	111,555	5,853,291
Health Care Providers & Services 9.9%
AmerisourceBergen Corp.	218,000	15,074,700
Cardinal Health, Inc.	119,400	6,875,052
HCA, Inc.	296,200	16,785,654
Laboratory Corp. of America Holdings*	343,075	17,119,443
Medco Health Solutions, Inc.*	316,434	16,884,918
Quest Diagnostics, Inc.	291,100	15,506,897
		88,246,664
Pharmaceuticals 5.8%
Bristol-Myers Squibb Co.	875,560	21,871,489
Merck & Co., Inc.	360,195	11,094,006
Pfizer, Inc.	479,530	13,225,437
Schering-Plough Corp.	134,905	2,571,289
Wyeth	75,775	3,371,988
		52,134,209
Industrials 2.2%
Industrial Conglomerates
General Electric Co.	209,350	7,253,977
Tyco International Ltd.	415,005	12,118,146
		19,372,123
Information Technology 2.5%
IT Consulting & Services
Electronic Data Systems Corp.	1,147,840	22,095,920
Utilities 0.0%
Gas Utilities
NiSource, Inc.	5,303	131,143
Total Common Stocks (Cost $652,720,484)		813,165,856

Securities Lending Collateral 0.4%
Scudder Daily Assets Fund Institutional, 3.19% (d) (e) (Cost $4,000,000)	4,000,000	4,000,000

Cash Equivalents 8.3%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $73,574,625)	73,574,625	73,574,625
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $730,295,109) (a)	100.0	890,740,481
Other Assets and Liabilities, Net	0.0	(370,384)
Net Assets	100.0	890,370,097
Notes to SVS Dreman High Return Equity Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $731,563,096. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $159,177,385. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $211,516,014 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $52,338,629.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) A portion of this security was on loan (see Notes to Financial Statements). The value of the security loaned at June 30, 2005 amounted to $3,900,000, which is 0.4% of net assets.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

At June 30, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Net Unrealized Depreciation ($)
S&P 500 Index	9/15/2005	130	39,205,916	38,853,750	(352,166)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $652,720,484) — including $3,900,000 of securities loaned	$ 813,165,856
Investment in Scudder Daily Assets Fund Institutional (cost $4,000,000)*	4,000,000
Investment in Scudder Cash Management QP Trust (cost $73,574,625)	73,574,625
Total investments in securities, at value (cost $730,295,109)	890,740,481
Cash	10,000
Dividends receivable	1,901,370
Interest receivable	181,514
Receivable for Portfolio shares sold	53,910
Margin deposit	3,000,000
Other assets	16,036
Total assets	895,903,311
Liabilities
Payable for Portfolio shares redeemed	582,796
Payable upon return of securities loaned	4,000,000
Payable for daily variation margin on open futures contracts	240,500
Accrued management fee	512,534
Other accrued expenses and payables	197,384
Total liabilities	5,533,214
Net assets, at value	$ 890,370,097
Net Assets
Net assets consist of: Undistributed net investment income	7,363,915
Net unrealized appreciation (depreciation) on: Investments	160,445,372
Futures	(352,166)
Accumulated net realized gain (loss)	(13,215,521)
Paid-in capital	736,128,497
Net assets, at value	$ 890,370,097
Class A Net Asset Value, offering and redemption price per share ($765,530,912 ÷ 60,117,017 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.73
Class B Net Asset Value, offering and redemption price per share ($124,839,185 ÷ 9,801,147 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.74

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $15,247)	$ 10,507,810
Interest — Scudder Cash Management QP Trust	815,266
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	9,515
Total Income	11,332,591
Expenses: Management fee	3,148,383
Custodian and accounting fees	77,344
Distribution service fees (Class B)	148,083
Record keeping fees (Class B)	74,484
Auditing	22,436
Legal	10,305
Trustees' fees and expenses	8,968
Reports to shareholders	53,634
Other	18,219
Total expenses, before expense reductions	3,561,856
Expense reductions	(3,105)
Total expenses, after expense reductions	3,558,751
Net investment income (loss)	7,773,840
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	7,854,588
Futures	279,924
Foreign currency related transactions	16
8,134,528
Net unrealized appreciation (depreciation) during the period on: Investments	6,457,211
Futures	(1,155,303)
5,301,908
Net gain (loss) on investment transactions	13,436,436
Net increase (decrease) in net assets resulting from operations	$ 21,210,276

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 7,773,840	$ 14,881,437
Net realized gain (loss) on investment transactions	8,134,528	11,147,529
Net unrealized appreciation (depreciation) during the period on investment transactions	5,301,908	78,862,493
Net increase (decrease) in net assets resulting from operations	21,210,276	104,891,459
Distributions to shareholders from: Net investment income Class A	(13,347,076)	(11,297,007)
Class B	(1,660,448)	(1,021,598)
Portfolio share transactions: Class A Proceeds from shares sold	23,997,835	38,718,500
Reinvestment of distributions	13,347,076	11,297,007
Cost of shares redeemed	(23,905,730)	(55,620,546)
Net increase (decrease) in net assets from Class A share transactions	13,439,181	(5,605,039)
Class B Proceeds from shares sold	9,539,514	42,816,407
Reinvestment of distributions	1,660,448	1,021,598
Cost of shares redeemed	(4,712,899)	(4,506,330)
Net increase (decrease) in net assets from Class B share transactions	6,487,063	39,331,675
Increase (decrease) in net assets	26,128,996	126,299,490
Net assets at beginning of period	864,241,101	737,941,611
Net assets at end of period (including undistributed net investment income of $7,363,915 and $14,597,599, respectively)	$ 890,370,097	$ 864,241,101
Other Information
Class A Shares outstanding at beginning of period	59,052,129	59,527,655
Shares sold	1,898,626	3,370,933
Shares issued to shareholders in reinvestment of distributions	1,067,766	1,011,370
Shares redeemed	(1,901,504)	(4,857,829)
Net increase (decrease) in Portfolio shares	1,064,888	(475,526)
Shares outstanding at end of period	60,117,017	59,052,129
Class B Shares outstanding at beginning of period	9,286,484	5,819,055
Shares sold	757,683	3,763,080
Shares issued to shareholders in reinvestment of distributions	132,624	91,377
Shares redeemed	(375,644)	(387,028)
Net increase (decrease) in Portfolio shares	514,663	3,467,429
Shares outstanding at end of period	9,801,147	9,286,484

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.65	$ 11.29	$ 8.76	$ 10.81	$ 10.77	$ 8.96
Income (loss) from investment operations: Net investment income (loss)[c]	.12	.23	.20	.21	.19	.26
Net realized and unrealized gain (loss) on investment transactions	.19	1.32	2.53	(2.13)	(.01)	2.25
Total from investment operations	.31	1.55	2.73	(1.92)	.18	2.51
Less distributions from: Net investment income	(.23)	(.19)	(.20)	(.09)	(.14)	(.20)
Net realized gains on investment transactions	—	—	—	(.04)	—	(.50)
Total distributions	(.23)	(.19)	(.20)	(.13)	(.14)	(.70)
Net asset value, end of period	$ 12.73	$ 12.65	$ 11.29	$ 8.76	$ 10.81	$ 10.77
Total Return (%)	2.44**	13.95	32.04	(18.03)	1.69	30.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	766	747	672	510	443	168
Ratio of expenses before expense reductions (%)	.77*	.78	.79	.79	.82	.85
Ratio of expenses after expense reductions (%)	.77*	.78	.79	.79	.82	.84
Ratio of net investment income (loss) (%)	1.85*	1.96	2.14	2.21	1.78	2.85
Portfolio turnover rate (%)	8*	9	18	17	16	37

a For the six months ended June 30, 2005 (Unaudited).

b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

c Based on average shares outstanding during the period.

* Annualized

** Not annualized

Class B

Years Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.63	$ 11.27	$ 8.75	$ 9.57
Income (loss) from investment operations: Net investment income (loss)[c]	.09	.18	.16	.18
Net realized and unrealized gain (loss) on investment transactions	.20	1.33	2.53	(1.00)
Total from investment operations	.29	1.51	2.69	(.82)
Less distributions from: Net investment income	(.18)	(.15)	(.17)	—
Net asset value, end of period	$ 12.74	$ 12.63	$ 11.27	$ 8.75
Total Return (%)	2.29**	13.53	31.60	(8.57)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	125	117	66	2
Ratio of expenses (%)	1.15*	1.16	1.18	1.05*
Ratio of net investment income (loss) (%)	1.47*	1.58	1.75	4.30*
Portfolio turnover rate (%)	8*	9	18	17

a For the six months ended June 30, 2005 (Unaudited).

b For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on average shares outstanding during the period.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

SVS Dreman Small Cap Value Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,029.60	$ 1,027.30
Expenses Paid per $1,000*	$ 3.93	$ 5.78
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,020.93	$ 1,019.09
Expenses Paid per $1,000*	$ 3.91	$ 5.76

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS II Dreman Small Cap Value Portfolio	.78%	1.15%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

SVS Dreman Small Cap Value Portfolio

During the first six months of 2005, the US stock market exhibited considerable volatility, as investors reacted to economic news that was somewhat contradictory. At the end of June, the S&P 500 Index was close to its level at the beginning of the year; the total return of the index for the six-month period was -0.81%. Small-cap stocks, lagged the large-cap market after several years of higher returns than large-cap stocks. Among small-cap stocks, as in the broader market, value stocks performed better than growth stocks. The Russell 2000 Value Index returned 0.90% for the six-month period.

The portfolio returned 2.96% (Class A shares, unadjusted for contract charges), outperforming its benchmark, the Russell 2000 Value Index. The most significant positive factor in this performance was an overweight in energy stocks. Holdings that performed especially well were ATP Oil & Gas Corp., Energy Partners Ltd. and Vintage Petroleum, which we sold after it met our price target. The fund's performance also benefited from a significant overweight relative to our small-cap benchmark in industrials, which stand to gain from increased business investment. Holdings in the industrials sector that contributed to performance include Watts Water Technologies, Inc., EMCOR Group, Inc., General Cable Corp., Precision Castparts Corp. and Oshkosh Truck Corp.

A significant underweight in financials was positive for performance; we adopted this stance in anticipation that rising interest rates would hurt small-cap banks and thrifts. Our pharmaceuticals position was modestly negative, as holdings such as Par Pharmaceutical Companies, Inc., and Perrigo Co. were down on weak earnings reports. One positive in health care was the February announcement that portfolio holding Accredo Health, Inc., has agreed to be acquired by Medco Health Solutions, Inc.

The small-cap market can be volatile, and this is especially true when there is so much uncertainty about interest rates, inflation and the direction of the economy. Based on our contrarian investment philosophy, we welcome opportunities to buy stocks of good companies with solid growth prospects at prices below what we see as their intrinsic value.

David N. Dreman
Nelson Woodard

Co-Managers
Dreman Value Management, L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. Stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. The fund may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. This may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 2000 Value Index is an unmanaged index that consists of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Dreman Small Cap Value Portfolio

Asset Allocation	6/30/05	12/31/04

Common Stocks	95%	95%
Cash Equivalents	3%	3%
Corporate Bonds	1%	1%
Closed-End Investment Company	1%	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	6/30/05	12/31/04

Industrials	24%	21%
Financials	22%	28%
Energy	11%	7%
Health Care	9%	10%
Utilities	8%	8%
Materials	8%	10%
Information Technology	8%	5%
Consumer Discretionary	5%	6%
Consumer Staples	5%	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 5. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

SVS Dreman Small Cap Value Portfolio

	Shares	Value ($)

Common Stocks 95.6%
Consumer Discretionary 4.9%
Hotels Restaurants & Leisure 1.4%
Alliance Gaming Corp.*	353,200	4,951,864
CBRL Group, Inc.	74,300	2,887,298
		7,839,162
Leisure Equipment & Products 0.9%
Lakes Entertainment, Inc.*	308,700	4,753,980
Specialty Retail 0.5%
DSW, Inc. "A"*	400	9,980
Mettler-Toledo International, Inc.*	55,400	2,580,532
		2,590,512
Textiles, Apparel & Luxury Goods 2.1%
DHB Industries, Inc*	419,200	3,542,240
Phillips-Van Heusen Corp.	127,036	4,152,807
Wolverine World Wide, Inc.	146,350	3,513,863
		11,208,910
Consumer Staples 4.5%
Food & Staples Retailing 0.8%
B&G Foods, Inc.	265,600	3,888,384
Centerplate, Inc. (IDS)	20,700	263,925
		4,152,309
Food Products 2.3%
Chiquita Brands International, Inc.	218,100	5,989,026
Ralcorp Holdings, Inc.	152,600	6,279,490
		12,268,516
Personal Products 0.7%
Helen of Troy Ltd.*	147,600	3,757,896
Tobacco 0.7%
Universal Corp.	41,200	1,803,736
Vector Group Ltd.	111,576	2,071,966
		3,875,702
Energy 10.9%
Energy Equipment & Services 5.4%
Atwood Oceanics, Inc.*	24,500	1,508,220
Grant Prideco, Inc.*	228,200	6,035,890
Grey Wolf, Inc.*	445,200	3,298,932
Lone Star Technologies, Inc.*	53,000	2,411,500
Matrix Service Co.*	159,200	729,136
Offshore Logistics, Inc.*	20,000	656,800
Oil States International, Inc.*	146,100	3,677,337
Patterson-UTI Energy, Inc.	205,800	5,727,414
Superior Energy Services, Inc.*	151,700	2,700,260
Universal Compression Holdings, Inc.*	66,700	2,417,208
		29,162,697
Oil, Gas & Consumable Fuels 5.5%
ATP Oil & Gas Corp.*	44,800	1,048,320
Carrizo Oil & Gas, Inc.*	160,000	2,729,600
Compton Petroleum Corp.*	283,100	2,576,367
	Shares	Value ($)

Denbury Resources, Inc.*	78,500	3,121,945
Energy Partners Ltd.*	35,000	917,350
Global Industries, Inc.*	339,800	2,888,300
Petrohawk Energy Corp.*	338,700	3,657,960
PetroQuest Energy, Inc.*	323,200	2,123,424
Pioneer Drilling Co.*	357,300	5,452,398
Range Resources Corp.	108,400	2,915,960
Rosetta Resources, Inc.*	130,700	2,091,200
		29,522,824
Financials 21.4%
Banks 4.2%
Centennial Bank Holdings, Inc.*	400,000	4,320,000
Center Financial Corp.	91,400	2,269,462
Commercial Capital Bancorp., Inc.	69,800	1,166,358
IndyMac Bancorp., Inc.	59,950	2,441,764
International Bancshares Corp.	58,625	1,658,501
NewAlliance Bancshares, Inc.	233,700	3,283,485
Oriental Financial Group, Inc.	40	610
PFF Bancorp., Inc.	81,500	2,468,635
Provident Bankshares Corp.	49,350	1,574,759
R & G Financial Corp. "B"	72,900	1,289,601
Sterling Financial Corp.*	49,182	1,839,407
Western Alliance Bancorp.*	11,200	246,400
		22,558,982
Diversified Financial Services 1.9%
CBRE Realty Finance, Inc. 144A*	200,000	3,000,000
CMET Finance Holdings, Inc.*	7,200	612,000
Danielson Holding Corp.*	153,300	1,865,661
Hercules Technology Growth Capital, Inc.*	37,600	485,040
NGP Capital Resources Co.	32,000	477,760
Peoples Choice Financial Corp.*	229,900	2,080,595
Prospect Energy Corp.	136,264	1,716,926
		10,237,982
Insurance 5.1%
Endurance Specialty Holdings Ltd.	93,600	3,539,952
KMG America Corp.*	188,300	1,871,702
Meadowbrook Insurance Group, Inc.*	531,100	2,782,964
ProCentury Corp.	336,700	3,377,101
Selective Insurance Group, Inc.	131,200	6,500,960
Specialty Underwriters' Alliance, Inc.*	365,600	3,337,928
Tower Group, Inc.	232,800	3,638,664
Triad Guaranty, Inc.*	51,100	2,574,929
		27,624,200
Real Estate 10.2%
Aames Investment Corp. (REIT)	157,600	1,531,872
Capital Lease Funding, Inc. (REIT)	164,000	1,779,400
ECC Capital Corp. (REIT)	78,700	524,142
Feldman Mall Properties, Inc. (REIT)	216,000	3,013,200
Fieldstone Investment Corp. (REIT)	309,200	4,452,480
KKR Financial Corp. (REIT) 144A*	491,150	12,278,750
MortgageIT Holdings, Inc. (REIT)	56,000	1,022,000
New Century Financial Corp. (REIT)	11,400	586,530
	Shares	Value ($)

Newcastle Investment Corp. (REIT)	221,300	6,672,195
Novastar Financial, Inc. (REIT)	456,000	17,852,400
Thomas Properties Group, Inc. (REIT)	229,100	2,866,041
Vintage Wine Trust, Inc. (REIT) 144A*	280,700	2,807,000
		55,386,010
Health Care 9.2%
Biotechnology 1.8%
Charles River Laboratories International, Inc.*	130,800	6,311,100
Serologicals Corp.*	165,300	3,512,625
		9,823,725
Health Care Equipment & Supplies 1.5%
Millipore Corp.*	60,700	3,443,511
PerkinElmer, Inc.	108,400	2,048,760
Zoll Medical Corp.*	92,500	2,354,125
		7,846,396
Health Care Providers & Services 4.8%
Accredo Health, Inc.*	93,100	4,226,740
Allied Healthcare International, Inc.*	439,000	3,108,120
Hanger Orthopedic Group, Inc.*	107,600	542,304
Kindred Healthcare, Inc.*	39,400	1,560,634
LabOne, Inc.*	58,600	2,332,866
LifePoint Hospitals, Inc.*	52,068	2,630,476
Odyssey Healthcare, Inc.*	255,200	3,679,984
Pediatrix Medical Group, Inc.*	42,600	3,132,804
Triad Hospitals, Inc.*	84,500	4,617,080
		25,831,008
Pharmaceuticals 1.1%
Par Pharmaceutical Companies, Inc.*	150,500	4,787,405
Perrigo Co.	90,000	1,254,600
		6,042,005
Industrials 22.8%
Aerospace & Defense 4.3%
Applied Signal Technology, Inc.	147,000	2,798,880
ARGON ST, Inc.*	37,700	1,338,350
CAE, Inc.	707,800	3,800,886
DRS Technologies, Inc.	81,200	4,163,936
GenCorp, Inc.*	207,000	3,986,820
Herley Industries, Inc.*	141,800	2,586,432
Precision Castparts Corp.	31,100	2,422,690
Triumph Group, Inc.*	68,500	2,381,060
		23,479,054
Building Products 1.2%
Levitt Corp. "A"	158,800	4,751,296
NCI Building Systems, Inc.*	52,600	1,725,280
		6,476,576
Commercial Services & Supplies 2.1%
Consolidated Graphics, Inc.*	39,700	1,618,569
Duratek, Inc.*	198,000	4,589,640
Nobel Learning Communities, Inc.*	96,900	840,123
WCA Waste Corp.*	469,700	4,109,875
		11,158,207
	Shares	Value ($)

Construction & Engineering 5.1%
Dycom Industries, Inc.*	89,300	1,769,033
EMCOR Group, Inc.*	78,200	3,823,980
Foster Wheeler Ltd.*	323,250	6,355,095
Granite Construction, Inc.	33,500	941,350
Infrasource Services, Inc.*	260,600	2,715,452
URS Corp.*	187,800	7,014,330
Washington Group International, Inc.*	98,300	5,025,096
		27,644,336
Electrical Equipment 2.3%
General Cable Corp.*	661,400	9,808,562
Genlyte Group, Inc.*	52,000	2,534,480
		12,343,042
Machinery 3.8%
AGCO Corp.*	218,000	4,168,160
Harsco Corp.	70,700	3,856,685
Oshkosh Truck Corp.	41,100	3,217,308
Terex Corp.*	70,600	2,781,640
Valmont Industries	112,400	2,899,920
Watts Water Technologies, Inc. "A"	114,200	3,824,558
		20,748,271
Marine 0.9%
GulfMark Offshore, Inc.*	81,000	2,212,110
Hornbeck Offshore Services, Inc.*	102,600	2,779,434
		4,991,544
Road & Rail 2.3%
Genesee & Wyoming, Inc.*	112,850	3,070,649
Laidlaw International, Inc.*	186,400	4,492,240
RailAmerica, Inc.*	145,900	1,736,210
Swift Transportation Co., Inc.*	134,000	3,120,860
		12,419,959
Trading Companies & Distributors 0.8%
Aviall, Inc.*	25,100	792,909
WESCO International, Inc.*	111,800	3,508,284
		4,301,193
Information Technology 7.3%
Computers & Peripherals 1.6%
Applied Films Corp.*	107,600	2,754,560
CyberGuard Corp.*	234,400	1,393,508
Komag, Inc.*	156,900	4,451,253
		8,599,321
Electronic Equipment & Instruments 2.4%
Aeroflex, Inc.*	400,900	3,367,560
Plexus Corp.*	238,700	3,396,701
Scansource, Inc.*	73,300	3,147,502
Vishay Intertechnology, Inc.*	264,000	3,133,680
		13,045,443
IT Consulting & Services 1.0%
CACI International, Inc. "A"*	47,600	3,006,416
Covansys Corp.*	184,800	2,374,680
		5,381,096
Semiconductors & Semiconductor Equipment 1.2%
MEMC Electronic Materials, Inc.*	126,700	1,998,059
MKS Instruments, Inc.*	105,500	1,781,895
	Shares	Value ($)

OmniVision Technologies, Inc.*	73,400	997,506
Ultratech, Inc.*	88,100	1,612,230
		6,389,690
Software 1.1%
Sonic Solutions*	220,500	4,101,300
TIBCO Software, Inc.*	309,600	2,024,784
		6,126,084
Materials 7.5%
Chemicals 1.9%
Agrium, Inc.	148,200	2,906,202
Georgia Gulf Corp.	62,000	1,925,100
NOVA Chemicals Corp.	46,400	1,417,984
Sensient Technologies Corp.	186,900	3,852,009
		10,101,295
Construction Materials 1.6%
Ameron International Corp.	15,400	575,960
Florida Rock Industries, Inc.	73,695	5,405,528
Headwaters, Inc.*	84,300	2,898,234
		8,879,722
Metals & Mining 4.0%
Aleris International, Inc.*	188,200	4,243,910
Century Aluminum Co.*	70,000	1,428,000
Goldcorp, Inc.	234,250	3,696,465
Metal Management, Inc.	76,300	1,476,405
Northwest Pipe Co.*	110,100	2,559,825
NS Group, Inc.*	88,600	2,880,386
Pan American Silver Corp.*	202,500	2,994,975
Uranium Resources, Inc.*	1,175,900	540,914
Worthington Industries, Inc.	118,700	1,875,460
		21,696,340
Telecommunication Services 0.2%
Diversified Telecommunication Services
Alaska Communications Systems Group, Inc.	133,400	1,321,994
Utilities 6.9%
Electric Utilities 2.0%
Allegheny Energy, Inc.*	181,700	4,582,474
Sierra Pacific Resources*	250,500	3,118,725
TECO Energy, Inc.	172,000	3,252,520
		10,953,719
	Shares	Value ($)

Gas Utilities 2.5%
ONEOK, Inc.	128,200	4,185,730
Southern Union Co.*	387,100	9,503,305
		13,689,035
Independent Power Producers & Energy Traders 0.4%
Dynegy, Inc. "A"*	368,500	1,790,910
Multi-Utilities 1.7%
CMS Energy Corp.*	147,000	2,213,820
Ormat Technologies, Inc.	203,000	3,877,300
WPS Resources Corp.	54,700	3,076,874
		9,167,994
Multi-Utilities & Unregulated Power 0.3%
Reliant Energy, Inc.*	163,200	1,743,105
Total Common Stocks (Cost $418,228,509)		516,930,746

	Principal Amount ($)	Value ($)

Corporate Bonds 0.9%
Utilities
Mirant Corp. 144A, 7.9%, 7/15/2009 * (Cost $3,522,500)	6,000,000	4,920,000
	Shares	Value ($)

Closed End Investment Company 0.8%
Tortoise Energy Infrastructure Corp. (Cost $3,712,615)	147,789	4,664,221

Cash Equivalents 3.6%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $19,445,410)	19,445,410	19,445,410
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $444,909,034) (a)	100.9	545,960,377
Other Assets and Liabilities, Net	(0.9)	(5,077,584)
Net Assets	100.0	540,882,793
Notes to SVS Dreman Small Cap Value Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount	Acquisition Cost ($)	Value ($)
Mirant Corp.	7.9%	7/15/2009	6,000,000	3,522,500	4,920,000

(a) The cost for federal income tax purposes was $444,936,794. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $101,023,583. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $111,414,772 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,391,189.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

IDS: Income Deposit Security

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $425,463,624)	$ 526,514,967
Investment in Scudder Cash Management QP Trust (cost $19,445,410)	19,445,410
Total investments in securities, at value (cost $444,909,034)	545,960,377
Cash	55
Receivable for investments sold	1,930,760
Dividends receivable	548,401
Interest receivable	51,256
Receivable for Portfolio shares sold	101,955
Other assets	11,078
Total assets	548,603,882
Liabilities
Payable for investments purchased	6,973,763
Payable for Portfolio shares redeemed	347,242
Accrued management fee	312,838
Other accrued expenses and payables	87,246
Total liabilities	7,721,089
Net assets, at value	$ 540,882,793
Net Assets
Net assets consist of: Undistributed net investment income	1,553,060
Net unrealized appreciation (depreciation) on: Investments	101,051,343
Foreign currency related transactions	(83)
Accumulated net realized gain (loss)	36,520,511
Paid-in capital	401,757,962
Net assets, at value	$ 540,882,793
Class A Net Asset Value, offering and redemption price per share ($464,583,121 ÷ 24,903,931 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.66
Class B Net Asset Value, offering and redemption price per share ($76,299,672 ÷ 4,091,105 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.65

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $10,211)	$ 3,393,626
Interest — Scudder Cash Management QP Trust	307,679
Total Income	3,701,305
Expenses: Management fee	1,950,146
Custodian fees	12,257
Distribution service fees (Class B)	88,706
Record keeping fees (Class B)	42,443
Auditing	21,483
Legal	9,778
Trustees' fees and expenses	5,949
Reports to shareholders	35,078
Other	8,125
Total expenses, before expense reductions	2,173,965
Expense reductions	(2,281)
Total expenses, after expense reductions	2,171,684
Net investment income (loss)	1,529,621
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	37,057,490
Foreign currency related transactions	153
37,057,643
Net unrealized appreciation (depreciation) during the period on: Investments	(23,553,139)
Foreign currency related transactions	(15)
(23,553,154)
Net gain (loss) on investment transactions	13,504,489
Net increase (decrease) in net assets resulting from operations	$ 15,034,110

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 1,529,621	$ 4,034,360
Net realized gain (loss) on investment transactions	37,057,643	63,112,019
Net unrealized appreciation (depreciation) during the period on investment transactions	(23,553,154)	38,864,967
Net increase (decrease) in net assets resulting from operations	15,034,110	106,011,346
Distributions to shareholders from: Net investment income Class A	(3,388,867)	(3,405,170)
Class B	(268,871)	(212,277)
Net realized gains Class A	(41,035,260)	—
Class B	(6,476,182)	—
Portfolio share transactions: Class A Proceeds from shares sold	21,465,295	64,900,813
Reinvestment of distributions	44,424,127	3,405,170
Cost of shares redeemed	(36,765,652)	(45,290,684)
Net increase (decrease) in net assets from Class A share transactions	29,123,770	23,015,299
Class B Proceeds from shares sold	6,311,511	29,315,151
Reinvestment of distributions	6,745,053	212,277
Cost of shares redeemed	(2,771,236)	(3,011,503)
Net increase (decrease) in net assets from Class B share transactions	10,285,328	26,515,925
Increase (decrease) in net assets	3,274,028	151,925,123
Net assets at beginning of period	537,608,765	385,683,642
Net assets at end of period (including undistributed net investment income of $1,553,060 and $3,681,177, respectively)	$ 540,882,793	$ 537,608,765
Other Information
Class A Shares outstanding at beginning of period	23,288,245	22,038,819
Shares sold	1,148,167	3,660,918
Shares issued to shareholders in reinvestment of distributions	2,463,901	197,059
Shares redeemed	(1,996,382)	(2,608,551)
Net increase (decrease) in Portfolio shares	1,615,686	1,249,426
Shares outstanding at end of period	24,903,931	23,288,245
Class B Shares outstanding at beginning of period	3,531,644	1,977,912
Shares sold	334,653	1,706,542
Shares issued to shareholders in reinvestment of distributions	373,894	12,277
Shares redeemed	(149,086)	(165,087)
Net increase (decrease) in Portfolio shares	559,461	1,553,732
Shares outstanding at end of period	4,091,105	3,531,644

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.05	$ 16.06	$ 11.66	$ 13.21	$ 11.23	$ 10.85
Income (loss) from investment operations: Net investment income (loss)[c]	.06	.17	.19	.17	.09	.02
Net realized and unrealized gain (loss) on investment transactions	.48	3.98	4.55	(1.67)	1.89	.42
Total from investment operations	.54	4.15	4.74	(1.50)	1.98	.44
Less distributions from: Net investment income	(.15)	(.16)	(.15)	(.05)	—	(.06)
Net realized gains on investment transactions	(1.78)	—	(.19)	—	—	—
Total distributions	(1.93)	(.16)	(.34)	(.05)	—	(.06)
Net asset value, end of period	$ 18.66	$ 20.05	$ 16.06	$ 11.66	$ 13.21	$ 11.23
Total Return (%)	2.96**	26.03	42.15	(11.43)	17.63	4.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	465	467	354	250	194	84
Ratio of expenses (%)	.78*	.79	.80	.81	.79	.82
Ratio of net investment income (loss) (%)	.64*	.96	1.46	1.28	.77	.15
Portfolio turnover rate (%)	70*	73	71	86	57	36

a For the six months ended June 30, 2005 (Unaudited).

b On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

c Based on average shares outstanding during the period.

* Annualized

** Not annualized

Class B

Years Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.01	$ 16.03	$ 11.65	$ 13.86
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.10	.13	.17
Net realized and unrealized gain (loss) on investment transactions	.46	3.97	4.56	(2.38)
Total from investment operations	.49	4.07	4.69	(2.21)
Less distributions from: Net investment income	(.07)	(.09)	(.12)	—
Net realized gains on investment transactions	(1.78)	—	(.19)	—
Total distributions	(1.85)	(.09)	(.31)	—
Net asset value, end of period	$ 18.65	$ 20.01	$ 16.03	$ 11.65
Total Return (%)	2.73**	25.52	41.65	(15.95)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76	71	32	1
Ratio of expenses (%)	1.15*	1.16	1.19	1.06*
Ratio of net investment income (loss) (%)	.27*	.59	1.07	3.01*
Portfolio turnover rate (%)	70*	73	71	86

a For the six months ended June 30, 2005 (Unaudited).

b For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on average shares outstanding during the period.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

SVS Index 500 Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares of the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 990.30	$ 988.80
Expenses Paid per $1,000*	$ 1.48	$ 3.11
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,023.31	$ 1,021.67
Expenses Paid per $1,000*	$ 1.51	$ 3.16

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Index 500 Portfolio	.30%	.63%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

SVS Index 500 Portfolio

The economic news was generally good over the last six months. Employment numbers remained solid, consumer spending continued strong, and there was increasing evidence of rising business investment in information technology and capital items such as plants and equipment. However, there was considerable apprehension about whether rising energy prices would spark more-generalized inflation, with its negative effects on consumer spending and business investment. Expressing concern about inflation, the US Federal Reserve Board (the Fed) has been raising short-term rates steadily since June 2004.

As of June 30, 2005, the US stock market (as measured by the S&P 500 Index) was close to its level at the beginning of the calendar year, after a downward move in the early months of the year was followed by a modest rally with considerable volatility in May and June. For the six-month period, the S&P 500 Index returned -0.81% compared with the portfolio's return of -0.97% (Class A shares, unadjusted for contract charges). Since the portfolio's investment strategy is to replicate, as closely as possible, before the deduction of expenses, the performance of the S&P 500 Index, the portfolio's return is normally close to the return of the index.

For the semiannual period, six of the 10 industry sectors within the S&P 500 Index had negative returns, and the other four sectors had positive returns. Driven by rising oil prices, energy was the strongest sector by far, with a return of 19.89%, followed by utilities, which had a return of 15.24%. Health care had a return of 3.51%, and consumer staples was slightly positive, with a return of 0.03%. The weakest sector was materials, with a return of -7.49%. Other negative sectors and their returns were consumer discretionary (-6.54%), information technology (-5.74%), industrials (-4.83%), telecommunications services (-4.49%) and financials (-2.33%).

James B. Francis
Portfolio Manager

Northern Trust Investments, N.A., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio may not be able to mirror the S&P 500 Index closely enough to track its performance for several reasons, including the portfolio's cost to buy and sell securities, as well as the flow of money into and out of the portfolio. This portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, derivatives may be more volatile and less liquid than traditional securities and the portfolio could suffer losses on its derivatives positions. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the fund's advisor. The SVS Index 500 Portfolio is not sponsored, endorsed, sold, nor promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. There is no guarantee that the fund will be able to mirror the S&P 500 index closely enough to track its performance.

The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Index 500 Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Financials	20%	21%
Information Technology	15%	16%
Health Care	13%	13%
Consumer Discretionary	12%	12%
Industrials	11%	12%
Consumer Staples	10%	10%
Energy	9%	7%
Utilities	4%	3%
Telecommunication Services	3%	3%
Materials	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

SVS Index 500 Portfolio

	Shares	Value ($)

Common Stocks 99.0%
Consumer Discretionary 11.4%
Auto Components 0.2%
Cooper Tire & Rubber Co.	2,249	41,764
Dana Corp.	4,863	72,994
Delphi Corp.	18,218	84,714
Goodyear Tire & Rubber Co.*	7,394	110,170
Johnson Controls, Inc.	6,146	346,204
Visteon Corp.	3,894	23,481
		679,327
Automobiles 0.5%
Ford Motor Co.	65,173	667,371
General Motors Corp. (e)	20,036	681,224
Harley-Davidson, Inc.	10,586	525,066
		1,873,661
Distributors 0.1%
Genuine Parts Co.	5,509	226,365
Diversified Consumer Services 0.2%
Apollo Group, Inc. "A"*	6,081	475,656
H&R Block, Inc.	5,348	312,056
		787,712
Hotels Restaurants & Leisure 1.5%
Carnival Corp.	18,646	1,017,139
Darden Restaurants, Inc.	4,804	158,436
Harrah's Entertainment, Inc.	6,219	448,204
Hilton Hotels Corp.	12,532	298,888
International Game Technology	11,188	314,942
Marriott International, Inc. "A"	7,620	519,837
McDonald's Corp.	42,791	1,187,450
Starbucks Corp.*	14,314	739,461
Starwood Hotels & Resorts Worldwide, Inc.	6,693	392,009
Wendy's International, Inc.	4,711	224,479
YUM! Brands, Inc.	9,458	492,573
		5,793,418
Household Durables 0.6%
Black & Decker Corp.	2,622	235,587
Centex Corp.	4,035	285,154
Fortune Brands, Inc.	5,355	475,524
KB Home	3,292	250,949
Leggett & Platt, Inc.	6,164	163,839
Maytag Corp.	4,329	67,792
Newell Rubbermaid, Inc.	8,873	211,532
Pulte Homes, Inc.	3,841	323,604
Snap-on, Inc.	1,893	64,930
The Stanley Works	2,456	111,846
Whirlpool Corp.	2,745	192,452
		2,383,209
Internet & Catalog Retail 0.4%
eBay, Inc.*	40,906	1,350,307
Leisure Equipment & Products 0.2%
Brunswick Corp.	3,406	147,548
Eastman Kodak Co.	10,707	287,483
	Shares	Value ($)

Hasbro, Inc.	5,527	114,906
Mattel, Inc.	13,398	245,184
		795,121
Media 3.6%
Clear Channel Communications, Inc.	18,118	560,390
Comcast Corp. "A"*	77,072	2,366,110
Dow Jones & Co., Inc.	2,261	80,152
Gannett Co., Inc.	8,642	614,706
Interpublic Group of Companies, Inc.*	13,697	166,829
Knight-Ridder, Inc.	2,400	147,216
McGraw-Hill Companies, Inc.	14,264	631,182
Meredith Corp.	1,524	74,767
New York Times Co. "A"	4,710	146,717
News Corp. "A"	100,854	1,631,818
Omnicom Group, Inc.	6,016	480,438
Time Warner, Inc.*	158,182	2,643,221
Tribune Co.	9,658	339,768
Univision Communications, Inc. "A"*	9,393	258,777
Viacom, Inc. "B"	55,249	1,769,073
Walt Disney Co.	68,970	1,736,665
		13,647,829
Multiline Retail 1.3%
Big Lots, Inc.*	3,692	48,882
Dillard's, Inc. "A"	2,251	52,718
Dollar General Corp.	9,737	198,245
Family Dollar Stores, Inc.	5,444	142,088
Federated Department Stores, Inc.	6,263	458,953
J.C. Penney Co., Inc.	8,822	463,861
Kohl's Corp.*	11,778	658,508
May Department Stores Co.	9,428	378,629
Nordstrom, Inc.	4,824	327,887
Sears Holdings Corp.*	3,102	464,897
Target Corp.	31,510	1,714,459
		4,909,127
Specialty Retail 2.4%
AutoNation, Inc.*	7,300	149,796
AutoZone, Inc.*	2,191	202,580
Bed Bath & Beyond, Inc.*	11,116	464,426
Best Buy Co., Inc.	9,774	670,008
Circuit City Stores, Inc.	6,330	109,446
Home Depot, Inc.	74,399	2,894,121
Limited Brands, Inc.	12,294	263,337
Lowe's Companies, Inc.	26,550	1,545,741
Office Depot, Inc.*	11,803	269,581
OfficeMax, Inc.	4,041	120,301
RadioShack Corp.	5,145	119,210
Sherwin-Williams Co.	4,089	192,551
Staples, Inc.	27,014	575,938
The Gap, Inc.	28,407	561,038
Tiffany & Co.	4,600	150,696
TJX Companies, Inc.	15,558	378,837
Toys "R" Us, Inc.*	8,317	220,234
		8,887,841
Textiles, Apparel & Luxury Goods 0.4%
Coach, Inc.*	12,200	409,554
Jones Apparel Group, Inc.	3,997	124,067
	Shares	Value ($)

Liz Claiborne, Inc.	3,524	140,114
NIKE, Inc. "B"	8,375	725,275
Reebok International Ltd.	1,877	78,515
VF Corp.	3,287	188,082
		1,665,607
Consumer Staples 10.0%
Beverages 2.2%
Anheuser-Busch Companies, Inc.	27,009	1,235,662
Brown-Forman Corp. "B"	2,880	174,125
Coca-Cola Co.	76,514	3,194,459
Coca-Cola Enterprises, Inc.	12,250	269,622
Molson Coors Brewing Co. "B"	2,492	154,504
Pepsi Bottling Group, Inc.	6,419	183,648
PepsiCo, Inc.	58,186	3,137,971
		8,349,991
Food & Staples Retailing 2.9%
Albertsons, Inc.	14,349	296,737
Costco Wholesale Corp.	16,945	759,475
CVS Corp.	26,234	762,622
Kroger Co.*	23,663	450,307
Safeway, Inc.*	15,427	348,496
SUPERVALU, Inc.	4,270	139,245
Sysco Corp.	22,857	827,195
Wal-Mart Stores, Inc.	115,127	5,549,121
Walgreen Co.	35,796	1,646,258
		10,779,456
Food Products 1.1%
Archer-Daniels-Midland Co.	22,532	481,734
Campbell Soup Co.	10,785	331,854
ConAgra Foods, Inc.	16,605	384,572
General Mills, Inc.	13,464	629,981
H.J. Heinz Co.	11,279	399,502
Kellogg Co.	12,732	565,810
McCormick & Co, Inc.	4,414	144,249
Sara Lee Corp.	25,939	513,852
The Hershey Co.	7,046	437,557
William Wrigley Jr. Co.	6,247	430,043
		4,319,154
Household Products 1.8%
Clorox Co.	4,930	274,700
Colgate-Palmolive Co.	18,121	904,419
Kimberly-Clark Corp.	17,347	1,085,749
Procter & Gamble Co.	85,500	4,510,125
		6,774,993
Personal Products 0.6%
Alberto-Culver Co. "B"	2,755	119,374
Avon Products, Inc.	15,270	577,970
Gillette Co.	34,754	1,759,595
		2,456,939
Tobacco 1.4%
Altria Group, Inc.	71,570	4,627,717
Reynolds American, Inc.	3,764	296,603
UST, Inc.	5,635	257,294
		5,181,614
	Shares	Value ($)

Energy 8.7%
Energy Equipment & Services 1.3%
Baker Hughes, Inc.	12,031	615,506
BJ Services Co.	6,243	327,633
Halliburton Co.	16,591	793,382
Nabors Industries Ltd.*	4,854	294,249
National-Oilwell Varco, Inc.*	5,400	256,716
Noble Corp.	4,395	270,336
Rowan Companies, Inc.	4,682	139,102
Schlumberger Ltd.	19,909	1,511,889
Transocean, Inc.*	10,383	560,371
		4,769,184
Oil, Gas & Consumable Fuels 7.4%
Amerada Hess Corp.	2,750	292,902
Anadarko Petroleum Corp.	7,686	631,405
Apache Corp.	11,141	719,709
Ashland, Inc.	2,808	201,811
Burlington Resources, Inc.	14,040	775,570
ChevronTexaco Corp.	71,402	3,992,800
ConocoPhillips	46,770	2,688,807
Devon Energy Corp.	17,192	871,291
El Paso Corp.	20,868	240,399
EOG Resources, Inc.	7,657	434,918
ExxonMobil Corp.	217,987	12,527,713
Kerr-McGee Corp.	3,534	269,680
Kinder Morgan, Inc.	4,422	367,910
Marathon Oil Corp.	12,690	677,265
Occidental Petroleum Corp.	14,244	1,095,791
Sunoco, Inc.	2,608	296,477
Unocal Corp.	9,798	637,360
Valero Energy Corp.	8,486	671,327
Williams Companies, Inc.	18,464	350,816
XTO Energy, Inc.	11,208	380,960
		28,124,911
Financials 20.1%
Banks 6.4%
AmSouth Bancorp.	11,428	297,128
Bank of America Corp.	137,809	6,285,468
BB&T Corp.	17,734	708,828
Comerica, Inc.	5,437	314,259
Compass Bancshares, Inc.	3,700	166,500
Fifth Third Bancorp	19,064	785,627
First Horizon National Corp.	3,998	168,716
Golden West Financial Corp.	9,287	597,897
Huntington Bancshares, Inc.	7,510	181,291
KeyCorp	13,129	435,226
M&T Bank Corp.	3,150	331,254
Marshall & Ilsley Corp.	6,654	295,770
National City Corp.	21,876	746,409
North Fork Bancorp., Inc.	15,196	426,856
PNC Financial Services Group	10,626	578,692
Regions Financial Corp.	15,007	508,437
Sovereign Bancorp, Inc.	11,167	249,471
SunTrust Banks, Inc.	12,371	893,681
Synovus Financial Corp.	10,053	288,220
US Bancorp.	65,384	1,909,213
Wachovia Corp.	55,276	2,741,690
	Shares	Value ($)

Washington Mutual, Inc.	31,189	1,269,080
Wells Fargo & Co.	57,224	3,523,854
Zions Bancorp.	3,811	280,223
		23,983,790
Capital Markets 2.7%
Bank of New York Co., Inc.	28,584	822,647
Bear Stearns Companies, Inc.	3,758	390,606
Charles Schwab Corp.	36,989	417,236
E*TRADE Financial Corp.*	12,000	167,880
Federated Investors, Inc. "B"	3,500	105,035
Franklin Resources, Inc.	7,352	565,957
Janus Capital Group, Inc.	7,671	115,372
Lehman Brothers Holdings, Inc.	8,999	893,421
Mellon Financial Corp.	13,675	392,336
Merrill Lynch & Co., Inc.	32,772	1,802,788
Morgan Stanley	37,440	1,964,477
Northern Trust Corp.	7,049	321,364
State Street Corp.	12,365	596,611
T. Rowe Price Group, Inc.	4,560	285,456
The Goldman Sachs Group, Inc.	14,933	1,523,465
		10,364,651
Consumer Finance 1.3%
American Express Co.	41,025	2,183,761
Capital One Financial Corp.	8,037	643,040
MBNA Corp.	45,052	1,178,560
Providian Financial Corp.*	9,516	167,767
SLM Corp.	15,078	765,963
		4,939,091
Diversified Financial Services 4.8%
CIT Group, Inc.	7,824	336,197
Citigroup, Inc.	177,957	8,226,952
Countrywide Financial Corp.	19,040	735,134
Fannie Mae	33,150	1,935,960
Freddie Mac	24,163	1,576,153
JPMorgan Chase & Co.	120,418	4,253,164
MGIC Investment Corp.	3,142	204,921
Moody's Corp.	8,952	402,482
Principal Financial Group, Inc.	9,611	402,701
		18,073,664
Insurance 4.3%
ACE Ltd.	9,176	411,544
AFLAC, Inc.	16,237	702,737
Allstate Corp.	24,156	1,443,321
Ambac Financial Group, Inc.	4,228	294,945
American International Group, Inc.	88,592	5,147,195
Aon Corp.	10,283	257,486
Chubb Corp.	7,185	615,108
Cincinnati Financial Corp.	5,401	213,664
Hartford Financial Services Group, Inc.	10,683	798,875
Jefferson-Pilot Corp.	4,408	222,251
Lincoln National Corp.	5,638	264,535
Loews Corp.	5,090	394,475
Marsh & McLennan Companies, Inc.	17,113	474,030
MBIA, Inc.	5,464	324,070
MetLife, Inc.	26,432	1,187,854
Progressive Corp.	6,464	638,708
Prudential Financial, Inc.	18,763	1,231,979
	Shares	Value ($)

Safeco Corp.	4,118	223,772
The St. Paul Travelers Companies, Inc.	21,615	854,441
Torchmark Corp.	3,510	183,222
UnumProvident Corp.	9,316	170,669
XL Capital Ltd. "A"	4,777	355,504
		16,410,385
Real Estate 0.6%
Apartment Investment & Management Co. "A" (REIT)	3,100	126,852
Archstone-Smith Trust (REIT)	6,100	235,582
Equity Office Properties Trust (REIT)	15,220	503,782
Equity Residential (REIT)	9,130	336,167
Plum Creek Timber Co., Inc. (REIT)	5,800	210,540
ProLogis (REIT)	5,700	229,368
Simon Property Group, Inc. (REIT)	8,341	604,639
		2,246,930
Health Care 13.2%
Biotechnology 1.2%
Amgen, Inc.*	43,308	2,618,402
Applera Corp. — Applied Biosystems Group	6,329	124,492
Biogen Idec, Inc.*	10,970	377,917
Chiron Corp.*	4,760	166,076
Genzyme Corp.*	9,003	540,990
Gilead Sciences, Inc.*	14,178	623,690
MedImmune, Inc.*	9,575	255,844
		4,707,411
Health Care Equipment & Supplies 2.2%
Bausch & Lomb, Inc.	1,736	144,088
Baxter International, Inc.	20,803	771,791
Becton, Dickinson & Co.	8,178	429,100
Biomet, Inc.	9,418	326,240
Boston Scientific Corp.*	26,965	728,055
C.R. Bard, Inc.	3,398	226,001
Fisher Scientific International, Inc.*	3,808	247,139
Guidant Corp.	10,586	712,438
Hospira, Inc.*	5,040	196,560
Medtronic, Inc.	42,225	2,186,833
Millipore Corp.*	1,615	91,619
PerkinElmer, Inc.	4,136	78,170
St. Jude Medical, Inc.*	11,644	507,795
Stryker Corp.	13,480	641,109
Thermo Electron Corp.*	5,205	139,858
Waters Corp.*	3,900	144,963
Zimmer Holdings, Inc.*	8,820	671,819
		8,243,578
Health Care Providers & Services 2.7%
Aetna, Inc.	9,736	806,336
AmerisourceBergen Corp.	3,807	263,254
Cardinal Health, Inc.	14,351	826,331
Caremark Rx, Inc.*	16,277	724,652
CIGNA Corp.	4,835	517,490
Express Scripts, Inc.*	5,934	296,581
HCA, Inc.	14,700	833,049
Health Management Associates, Inc. "A"	7,902	206,874
Humana, Inc.*	5,175	205,655
IMS Health, Inc.	7,530	186,518
	Shares	Value ($)

Laboratory Corp. of America Holdings*	4,391	219,111
Manor Care, Inc.	2,838	112,754
McKesson Corp.	10,790	483,284
Medco Health Solutions, Inc.*	9,898	528,157
Quest Diagnostics, Inc.	5,972	318,128
Tenet Healthcare Corp.*	15,150	185,436
UnitedHealth Group, Inc.	43,608	2,273,721
WellPoint, Inc.*	20,460	1,424,834
		10,412,165
Pharmaceuticals 7.1%
Abbott Laboratories	54,282	2,660,361
Allergan, Inc.	4,262	363,293
Bristol-Myers Squibb Co.	68,416	1,709,032
Eli Lilly & Co.	39,437	2,197,035
Forest Laboratories, Inc.*	11,495	446,581
Johnson & Johnson	101,116	6,572,540
King Pharmaceuticals, Inc.*	7,865	81,953
Merck & Co., Inc.	74,897	2,306,827
Mylan Laboratories, Inc.	8,736	168,080
Pfizer, Inc.	254,646	7,023,137
Schering-Plough Corp.	51,850	988,261
Watson Pharmaceuticals, Inc.*	3,555	105,086
Wyeth	46,576	2,072,632
		26,694,818
Industrials 11.1%
Aerospace & Defense 2.3%
Boeing Co.	28,808	1,901,328
General Dynamics Corp.	7,267	796,027
Goodrich Corp.	3,861	158,147
Honeywell International, Inc.	30,172	1,105,200
L-3 Communications Holdings, Inc.	3,700	283,346
Lockheed Martin Corp.	14,493	940,161
Northrop Grumman Corp.	11,589	640,292
Raytheon Co.	14,596	570,996
Rockwell Collins, Inc.	5,731	273,254
United Technologies Corp.	35,600	1,828,060
		8,496,811
Air Freight & Logistics 1.0%
FedEx Corp.	9,805	794,303
Ryder System, Inc.	2,052	75,103
United Parcel Service, Inc. "B"	39,086	2,703,188
		3,572,594
Airlines 0.1%
Delta Air Lines, Inc.* (e)	4,521	16,999
Southwest Airlines Co.	25,370	353,404
		370,403
Building Products 0.2%
American Standard Companies, Inc.	5,864	245,819
Masco Corp.	16,265	516,576
		762,395
Commercial Services & Supplies 0.7%
Allied Waste Industries, Inc.*	9,175	72,758
Avery Dennison Corp.	3,286	174,026
Cendant Corp.	34,592	773,823
Cintas Corp.	5,142	198,481
	Shares	Value ($)

Equifax, Inc.	4,391	156,803
Monster Worldwide, Inc.*	3,866	110,877
Pitney Bowes, Inc.	7,446	324,273
R.R. Donnelley & Sons Co.	6,929	239,120
Robert Half International, Inc.	5,200	129,844
Waste Management, Inc.	19,672	557,504
		2,737,509
Construction & Engineering 0.1%
Fluor Corp.	2,725	156,933
Electrical Equipment 0.4%
American Power Conversion Corp.	7,014	165,460
Cooper Industries Ltd. "A"	2,964	189,400
Emerson Electric Co.	14,452	905,129
Rockwell Automation, Inc.	5,647	275,065
		1,535,054
Industrial Conglomerates 4.4%
3M Co.	25,936	1,875,173
General Electric Co.	361,832	12,537,479
Textron, Inc.	4,341	329,265
Tyco International Ltd.	68,047	1,986,972
		16,728,889
Machinery 1.4%
Caterpillar, Inc.	11,318	1,078,719
Cummins, Inc.	1,778	132,657
Danaher Corp.	10,165	532,036
Deere & Co.	8,512	557,451
Dover Corp.	6,602	240,181
Eaton Corp.	5,905	353,709
Illinois Tool Works, Inc.	10,047	800,545
Ingersoll-Rand Co. "A"	6,361	453,857
ITT Industries, Inc.	2,997	292,597
Navistar International Corp.*	2,871	91,872
PACCAR, Inc.	6,409	435,812
Pall Corp.	3,953	120,013
Parker-Hannifin Corp.	3,879	240,537
		5,329,986
Road & Rail 0.5%
Burlington Northern Santa Fe Corp.	13,738	646,785
CSX Corp.	6,974	297,511
Norfolk Southern Corp.	12,786	395,854
Union Pacific Corp.	9,681	627,329
		1,967,479
Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	2,809	153,905
Information Technology 15.1%
Communications Equipment 2.6%
ADC Telecommunications, Inc.*	3,730	81,202
Andrew Corp.*	5,280	67,373
Avaya, Inc.*	14,862	123,652
CIENA Corp.*	23,960	50,076
Cisco Systems, Inc.*	219,995	4,204,104
Comverse Technologies, Inc.*	7,708	182,294
Corning, Inc.*	49,673	825,565
JDS Uniphase Corp.*	46,876	71,252
Lucent Technologies, Inc.*	149,525	435,118
Motorola, Inc.	85,899	1,568,516
	Shares	Value ($)

QUALCOMM, Inc.	55,620	1,836,016
Scientific-Atlanta, Inc.	4,977	165,585
Tellabs, Inc.*	18,216	158,479
		9,769,232
Computers & Peripherals 3.6%
Apple Computer, Inc.*	27,562	1,014,557
Dell, Inc.*	85,109	3,362,657
EMC Corp.*	84,167	1,153,930
Gateway, Inc.*	9,677	31,934
Hewlett-Packard Co.	100,601	2,365,130
International Business Machines Corp.	55,547	4,121,587
Lexmark International, Inc. "A"*	4,068	263,728
NCR Corp.*	6,051	212,511
Network Appliance, Inc.*	13,184	372,712
QLogic Corp.*	3,609	111,410
Sun Microsystems, Inc.*	120,481	449,394
		13,459,550
Electronic Equipment & Instruments 0.3%
Agilent Technologies, Inc.*	13,979	321,797
Jabil Circuit, Inc.*	6,047	185,824
Molex, Inc.	5,417	141,059
Sanmina-SCI Corp.*	21,017	114,963
Solectron Corp.*	31,507	119,412
Symbol Technologies, Inc.	7,650	75,505
Tektronix, Inc.	2,824	65,714
		1,024,274
Internet Software & Services 0.4%
Yahoo!, Inc.*	45,388	1,572,694
IT Consulting & Services 1.1%
Affiliated Computer Services, Inc. "A"*	4,073	208,130
Automatic Data Processing, Inc.	20,108	843,933
Computer Sciences Corp.*	6,144	268,493
Convergys Corp.*	4,572	65,014
Electronic Data Systems Corp.	16,591	319,377
First Data Corp.	28,493	1,143,709
Fiserv, Inc.*	7,441	319,591
Paychex, Inc.	13,311	433,140
Sabre Holdings Corp.	4,262	85,027
SunGard Data Systems, Inc.*	10,578	372,028
Unisys Corp.*	10,880	68,870
		4,127,312
Office Electronics 0.1%
Xerox Corp.*	31,088	428,704
Semiconductors & Semiconductor Equipment 3.2%
Advanced Micro Devices, Inc.*	14,660	254,204
Altera Corp.*	14,086	279,185
Analog Devices, Inc.	12,035	449,026
Applied Materials, Inc.	55,230	893,621
Applied Micro Circuits Corp.*	10,100	25,856
Broadcom Corp. "A"*	9,325	331,131
Freescale Semiconductor, Inc. "B"*	12,655	268,033
Intel Corp.	211,645	5,515,469
KLA-Tencor Corp.	7,345	320,976
Linear Technology Corp.	11,514	422,449
LSI Logic Corp.*	12,513	106,235
	Shares	Value ($)

Maxim Integrated Products, Inc.	11,601	443,274
Micron Technology, Inc.*	19,881	202,985
National Semiconductor Corp.	11,526	253,918
Novellus Systems, Inc.*	5,714	141,193
NVIDIA Corp.*	6,407	171,195
PMC-Sierra, Inc.*	8,286	77,308
Teradyne, Inc.*	6,304	75,459
Texas Instruments, Inc.	57,688	1,619,302
Xilinx, Inc.	12,946	330,123
		12,180,942
Software 3.8%
Adobe Systems, Inc.	15,810	452,482
Autodesk, Inc.	8,448	290,358
BMC Software, Inc.*	7,206	129,348
Citrix Systems, Inc.*	6,698	145,079
Computer Associates International, Inc.	17,309	475,651
Compuware Corp.*	12,246	88,049
Electronic Arts, Inc.*	10,658	603,349
Intuit, Inc.*	6,985	315,093
Mercury Interactive Corp.*	3,341	128,161
Microsoft Corp.	345,301	8,577,277
Novell, Inc.*	15,436	95,703
Oracle Corp.*	156,178	2,061,550
Parametric Technology Corp.*	7,591	48,430
Siebel Systems, Inc.*	19,597	174,413
Symantec Corp.*	23,409	508,912
VERITAS Software Corp.*	13,704	334,378
		14,428,233
Materials 2.9%
Chemicals 1.6%
Air Products & Chemicals, Inc.	7,339	442,542
Dow Chemical Co.	33,345	1,484,853
E.I. du Pont de Nemours & Co.	35,067	1,508,232
Eastman Chemical Co.	2,730	150,559
Ecolab, Inc.	7,066	228,656
Engelhard Corp.	4,000	114,200
Great Lakes Chemical Corp.	1,658	52,177
Hercules, Inc.*	3,707	52,454
International Flavors & Fragrances, Inc.	2,843	102,973
Monsanto Co.	8,637	543,008
PPG Industries, Inc.	6,650	417,354
Praxair, Inc.	10,385	483,941
Rohm & Haas Co.	6,352	294,352
Sigma-Aldrich Corp.	2,220	124,409
		5,999,710
Construction Materials 0.1%
Vulcan Materials Co.	3,325	216,092
Containers & Packaging 0.2%
Ball Corp.	3,536	127,155
Bemis Co., Inc.	3,472	92,147
Pactiv Corp.*	4,819	103,994
Sealed Air Corp.*	2,695	134,184
Temple-Inland, Inc.	3,736	138,792
		596,272
	Shares	Value ($)

Metals & Mining 0.6%
Alcoa, Inc.	30,105	786,644
Allegheny Technologies, Inc.	3,767	83,100
Freeport-McMoRan Copper & Gold, Inc. "B"	5,796	217,002
Newmont Mining Corp.	15,332	598,408
Nucor Corp.	5,165	235,627
Phelps Dodge Corp.	3,600	333,000
United States Steel Corp.	4,359	149,819
		2,403,600
Paper & Forest Products 0.4%
Georgia-Pacific Corp.	8,378	266,421
International Paper Co.	16,810	507,830
Louisiana-Pacific Corp.	3,573	87,824
MeadWestvaco Corp.	5,921	166,025
Weyerhaeuser Co.	8,945	569,349
		1,597,449
Telecommunication Services 3.1%
Diversified Telecommunication Services 2.8%
ALLTEL Corp.	11,208	698,034
AT&T Corp.	29,196	555,892
BellSouth Corp.	64,641	1,717,511
CenturyTel, Inc.	4,369	151,298
Citizens Communications Co.	10,890	146,362
Qwest Communications International, Inc.*	54,249	201,264
SBC Communications, Inc.	113,642	2,698,998
Sprint Corp.	49,292	1,236,736
Verizon Communications, Inc.	93,499	3,230,390
		10,636,485
Wireless Telecommunication Services 0.3%
Nextel Communications, Inc. "A"*	39,580	1,278,830
Utilities 3.4%
Electric Utilities 2.3%
Allegheny Energy, Inc.*	4,710	118,786
Ameren Corp.	6,269	346,676
American Electric Power Co.	14,176	522,669
CenterPoint Energy, Inc.	10,121	133,698
Cinergy Corp.	5,749	257,670
Consolidated Edison, Inc.	7,722	361,698
DTE Energy Co.	5,657	264,578
Edison International	12,267	497,427
Entergy Corp.	8,056	608,631
Exelon Corp.	23,692	1,216,110
FirstEnergy Corp.	10,770	518,145
FPL Group, Inc.	12,784	537,695
PG&E Corp.	13,449	504,875
Pinnacle West Capital Corp.	3,008	133,706
PPL Corp.	6,104	362,455
Progress Energy, Inc.	7,923	358,437
	Shares	Value ($)

Southern Co.	27,104	939,696
TECO Energy, Inc.	5,400	102,114
TXU Corp.	7,856	652,755
Xcel Energy, Inc.	12,942	252,628
		8,690,449
Gas Utilities 0.1%
KeySpan Corp.	5,214	212,210
Nicor, Inc.	1,484	61,096
NiSource, Inc.	8,800	217,624
Peoples Energy Corp.	1,128	49,023
		539,953
Independent Power Producers & Energy Traders 0.5%
AES Corp.*	20,948	343,128
Calpine Corp.* (e)	23,001	78,203
Constellation Energy Group	5,710	329,410
Duke Energy Corp.	33,687	1,001,515
Dynegy, Inc. "A"*	11,537	56,070
		1,808,326
Multi-Utilities 0.5%
CMS Energy Corp.*	6,256	94,215
Dominion Resources, Inc.	12,401	910,108
Public Service Enterprise Group, Inc.	8,875	539,778
Sempra Energy	7,877	325,399
		1,869,500
Total Common Stocks (Cost $321,886,465)		374,271,816

	Principal Amount ($)	Value ($)

US Government Backed 0.2%
US Treasury Bills, 2.869%**, 7/14/2005 (c) (Cost $594,397)	595,000	594,397

	Shares	Value ($)

Securities Lending Collateral 0.2%
Scudder Daily Assets Fund Institutional, 3.19% (d) (f) (Cost $654,625)	654,625	654,625

Cash Equivalents 0.8%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $3,130,093)	3,130,093	3,130,093
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $326,265,580) (a)	100.2	378,650,929
Other Assets and Liabilities, Net	(0.2)	(704,759)
Net Assets	100.0	377,946,170
Notes to SVS Index 500 Portfolio of Investments

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $350,648,130. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $28,002,799. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $66,754,440 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $38,751,641.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) At June 30, 2005, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005 amounted to $635,116, which is 0.2% of net assets.

(f) Represents collateral held in connection with securities lending.

REIT: Real Estate Investment Trust

At June 30, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Net Unrealized Depreciation ($)
S&P 500 Index	9/15/2005	6	1,807,611	1,793,250	(14,361)
S&P Mini 500 Index	9/16/2005	41	2,469,450	2,450,775	(18,675)
Total net unrealized depreciation					(33,036)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $322,480,862) — including $635,116 of securities loaned	$ 374,866,211
Investment in Scudder Daily Assets Fund Institutional (cost $654,625)*	654,625
Investment in Scudder Cash Management QP Trust (cost $3,130,093)	3,130,093
Total investments in securities, at value (cost $326,265,580)	378,650,929
Dividends receivable	450,896
Interest receivable	14,869
Receivable for Portfolio shares sold	3,857
Other assets	5,992
Total assets	379,126,543
Liabilities
Payable upon return of securities loaned	654,625
Payable for Portfolio shares redeemed	340,807
Payable for daily variation margin on open futures contracts	26,270
Accrued management fee	54,853
Other accrued expenses and payables	103,818
Total liabilities	1,180,373
Net assets, at value	$ 377,946,170
Net Assets
Net assets consist of: Undistributed net investment income	2,599,237
Net unrealized appreciation (depreciation) on: Investments	52,385,349
Futures	(33,036)
Accumulated net realized gain (loss)	(51,273,311)
Paid-in capital	374,267,931
Net assets, at value	$ 377,946,170
Class A Net Asset Value, offering and redemption price per share ($309,789,704 ÷ 34,886,154 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.88
Class B Net Asset Value, offering and redemption price per share ($68,156,466 ÷ 7,685,925 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.87

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends	$ 3,383,562
Interest	7,691
Interest — Scudder Cash Management QP Trust	46,785
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	6,510
Total Income	3,444,548
Expenses: Management fee	372,317
Custodian and accounting fees	95,070
Distribution service fees (Class B)	79,807
Record keeping fees (Class B)	40,081
Auditing	21,303
Legal	10,301
Trustees' fees and expenses	4,267
Reports to shareholders	24,848
Registration fees	100
Other	23,753
Total expenses, before expense reductions	671,847
Expense reductions	(15,403)
Total expenses, after expense reductions	656,444
Net investment income (loss)	2,788,104
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(5,431,772)
Futures	246,993
(5,184,779)
Net unrealized appreciation (depreciation) during the period on: Investments	(258,863)
Futures	(189,060)
(447,923)
Net gain (loss) on investment transactions	(5,632,702)
Net increase (decrease) in net assets resulting from operations	$ (2,844,598)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 2,788,104	$ 5,746,757
Net realized gain (loss) on investment transactions	(5,184,779)	(10,636,563)
Net unrealized appreciation (depreciation) during the period on investment transactions	(447,923)	41,959,033
Net increase (decrease) in net assets resulting from operations	(2,844,598)	37,069,227
Distributions to shareholders from: Net investment income Class A	(4,988,162)	(3,148,196)
Class B	(767,964)	(262,259)
Portfolio share transactions: Class A Proceeds from shares sold	26,773,925	58,800,030
Reinvestment of distributions	4,988,162	3,148,196
Cost of shares redeemed	(47,402,468)	(65,809,853)
Net increase (decrease) in net assets from Class A share transactions	(15,640,381)	(3,861,627)
Class B Proceeds from shares sold	13,193,390	43,175,923
Reinvestment of distributions	767,964	262,259
Cost of shares redeemed	(13,283,781)	(13,817,023)
Net increase (decrease) in net assets from Class B share transactions	677,573	29,621,159
Increase (decrease) in net assets	(23,563,532)	59,418,304
Net assets at beginning of period	401,509,702	342,091,398
Net assets at end of period (including undistributed net investment income of $2,599,237 and $5,567,259, respectively)	$ 377,946,170	$ 401,509,702
Other Information
Class A Shares outstanding at beginning of period	36,513,515	36,967,597
Shares sold	3,073,500	6,987,566
Shares issued to shareholders in reinvestment of distributions	568,775	375,232
Shares redeemed	(5,269,636)	(7,816,880)
Net increase (decrease) in Portfolio shares	(1,627,361)	(454,082)
Shares outstanding at end of period	34,886,154	36,513,515
Class B Shares outstanding at beginning of period	7,543,430	4,013,326
Shares sold	1,517,768	5,136,505
Shares issued to shareholders in reinvestment of distributions	87,667	31,296
Shares redeemed	(1,462,940)	(1,637,697)
Net increase (decrease) in Portfolio shares	142,495	3,530,104
Shares outstanding at end of period	7,685,925	7,543,430

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.12	$ 8.35	$ 6.61	$ 8.55	$ 9.78	$ 10.96
Income (loss) from investment operations: Net investment income (loss)[c]	.07	.14	.09	.09	.08	.10
Net realized and unrealized gain (loss) on investment transactions	(.16)	.72	1.73	(1.99)	(1.26)	(1.18)
Total from investment operations	(.09)	.86	1.82	(1.90)	(1.18)	(1.08)
Less distributions from: Net investment income	(.15)	(.09)	(.08)	(.04)	(.05)	(.05)
Net realized gains on investment transactions	—	—	—	—	—	(.05)
Total distributions	(.15)	(.09)	(.08)	(.04)	(.05)	(.10)
Net asset value, end of period	$ 8.88	$ 9.12	$ 8.35	$ 6.61	$ 8.55	$ 9.78
Total Return (%)	(.97)**	10.38	27.93	(22.34)	(12.05)[d]	(9.93)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	310	333	309	233	219	102
Ratio of expenses before expense reductions (%)	.30*	.41	.49	.48	.65	.88
Ratio of expenses after expense reductions (%)	.30*	.41	.49	.48	.55	.54
Ratio of net investment income (loss) (%)	1.55*	1.64	1.31	1.16	.88	.90
Portfolio turnover rate (%)	14*	13	8	6	13	20

a For the six months ended June 30, 2005 (Unaudited).

b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

c Based on average shares outstanding during the period.

d Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

Class B

Years Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.09	$ 8.32	$ 6.59	$ 7.21
Income (loss) from investment operations: Net investment income (loss)[c]	.05	.11	.06	.05
Net realized and unrealized gain (loss) on investment transactions	(.15)	.72	1.74	(.67)
Total from investment operations	(.10)	.83	1.80	(.62)
Less distributions from: Net investment income	(.12)	(.06)	(.07)	—
Net asset value, end of period	$ 8.87	$ 9.09	$ 8.32	$ 6.59
Total Return (%)	(1.12)d**	9.98[d]	27.57	(8.60)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	68	69	33	1
Ratio of expenses before expense reductions (%)	.67*	.79	.88	.69*
Ratio of expenses after expense reductions (%)	.63*	.78	.88	.69*
Ratio of net investment income (loss) (%)	1.22*	1.28	.92	1.42*
Portfolio turnover rate (%)	14*	13	8	6

a For the six months ended June 30, 2005 (Unaudited).

b For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on average shares outstanding during the period.

d Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

Information About Your Portfolio's Expenses

SVS INVESCO Dynamic Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,013.00	$ 1,012.00
Expenses Paid per $1,000*	$ 6.49	$ 8.38
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,018.35	$ 1,016.46
Expenses Paid per $1,000*	$ 6.51	$ 8.40

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS INVESCO Dynamic Growth Portfolio	1.30%	1.68%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

SVS INVESCO Dynamic Growth Portfolio

For the first half of 2005, SVS INVESCO Dynamic Growth Portfolio slightly underperformed its benchmark, the Russell Midcap® Growth Index. Whereas the portfolio returned 1.30% (Class A shares, unadjusted for contract charges), the index returned 1.70%. During the six-month period, we concentrated positions in the information technology, health care and consumer discretionary sectors. In addition, we added to the portfolio's health care, consumer discretionary, information technology, energy and consumer staples holdings, while reducing exposure to industrials and financials.

During the period, the information technology sector was the largest contributor to the portfolio's performance relative to the Russell Midcap® Growth Index. Overweight positions in the telecommunications and energy sectors also contributed to relative performance. Health care was the largest detractor from performance, due mainly to stock selection in the health care equipment and supplies industry, which performed below expectations. Stock picks in the industrials sector also detracted from the portfolio's performance relative to the benchmark.

Effective August 1, 2005, Salomon Brothers Asset Management Inc. will become the subadvisor to the portfolio.

Paul J. Rasplicka
Lead Manager

INVESCO Institutional (N.A.), Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Stocks of medium-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. Additionally, the portfolio may also focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell Midcap® Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS INVESCO Dynamic Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks	96%	94%
Cash Equivalents	4%	5%
Exchange Traded Fund	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Consumer Discretionary	23%	21%
Information Technology	20%	22%
Health Care	17%	17%
Energy	10%	6%
Industrials	10%	16%
Financials	9%	11%
Telecommunication Services	4%	3%
Consumer Staples	4%	1%
Materials	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 35. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

SVS INVESCO Dynamic Growth Portfolio

	Shares	Value ($)

Common Stocks 96.3%
Consumer Discretionary 22.6%
Diversified Consumer Services 1.1%
Career Education Corp.*	12,000	439,320
Hotels Restaurants & Leisure 4.8%
Hilton Hotels Corp.	29,500	703,575
Starwood Hotels & Resorts Worldwide, Inc.	11,000	644,270
Station Casinos, Inc.	9,400	624,160
		1,972,005
Household Durables 2.2%
Fortune Brands, Inc.	2,200	195,360
Harman International Industries, Inc.	2,500	203,400
Pulte Homes, Inc.	6,200	522,350
		921,110
Media 1.5%
Omnicom Group, Inc.	5,100	407,286
Univision Communications, Inc. "A"*	8,200	225,910
		633,196
Multiline Retail 3.5%
Dollar General Corp. (e)	22,300	454,028
Kohl's Corp.*	9,700	542,327
Nordstrom, Inc.	6,900	468,993
		1,465,348
Specialty Retail 6.6%
Abercrombie & Fitch Co. "A"	7,100	487,770
Advance Auto Parts, Inc.*	6,600	426,030
Office Depot, Inc.*	20,300	463,652
PETCO Animal Supplies, Inc.*	13,500	395,820
Ross Stores, Inc.	18,100	523,271
Staples, Inc.	20,000	426,400
		2,722,943
Textiles, Apparel & Luxury Goods 2.9%
Coach, Inc.*	17,000	570,690
Polo Ralph Lauren Corp.	14,900	642,339
		1,213,029
Consumer Staples 3.5%
Beverages 0.8%
Constellation Brands, Inc. "A"*	11,600	342,200
Food & Staples Retailing 1.1%
BJ's Wholesale Club, Inc.*	7,400	240,426
Shoppers Drug Mart Corp.	6,300	218,536
		458,962
Food Products 0.5%
TreeHouse Foods, Inc.*	6,900	196,719
Household Products 1.1%
Jarden Corp.* (e)	8,400	452,928
	Shares	Value ($)

Energy 9.5%
Energy Equipment & Services 5.3%
Grant Prideco, Inc.*	13,400	354,430
Nabors Industries Ltd.*	6,900	418,278
National-Oilwell Varco, Inc.*	9,700	461,138
Noble Corp.	7,500	461,325
Weatherford International Ltd.*	8,500	492,830
		2,188,001
Oil, Gas & Consumable Fuels 4.2%
Murphy Oil Corp.	9,900	517,077
Southwestern Energy Co.*	4,500	211,410
Talisman Energy, Inc.	13,400	503,438
Williams Companies, Inc.	26,900	511,100
		1,743,025
Financials 8.5%
Banks 1.4%
Hudson City Bancorp, Inc.	28,800	328,608
Signature Bank* (e)	9,400	229,360
		557,968
Capital Markets 1.7%
Legg Mason, Inc.	5,450	567,399
T. Rowe Price Group, Inc.	2,400	150,240
		717,639
Diversified Financial Services 2.2%
CapitalSource, Inc.* (e)	23,700	465,231
Chicago Mercantile Exchange	1,500	443,250
		908,481
Real Estate 3.2%
Aames Investment Corp. (REIT)	34,900	339,228
CB Richard Ellis Group, Inc. "A"*	12,800	561,408
KKR Financial Corp. (REIT)*	17,400	435,000
		1,335,636
Health Care 16.0%
Biotechnology 3.0%
Genzyme Corp.*	6,800	408,612
Gilead Sciences, Inc.*	8,300	365,117
Invitrogen Corp.*	2,600	216,554
Martek Biosciences Corp.* (e)	6,100	231,495
		1,221,778
Health Care Equipment & Supplies 7.1%
Biomet, Inc.	11,900	412,216
Cooper Companies, Inc. (e)	5,600	340,816
Gen-Probe, Inc.*	2,900	105,067
INAMED Corp.*	3,300	221,001
Kinetic Concepts, Inc.*	6,800	408,000
Mentor Corp. (e)	5,000	207,400
PerkinElmer, Inc.	22,600	427,140
Varian Medical Systems, Inc.*	11,700	436,761
Waters Corp.*	10,300	382,851
		2,941,252
	Shares	Value ($)

Health Care Providers & Services 4.7%
AMERIGROUP Corp.*	4,000	160,800
Cerner Corp.* (e)	3,100	210,707
CIGNA Corp.	2,500	267,575
DaVita, Inc.*	9,700	441,156
Express Scripts, Inc.*	7,200	359,856
Henry Schein, Inc.*	6,700	278,184
Triad Hospitals, Inc.*	4,100	224,024
		1,942,302
Pharmaceuticals 1.2%
Medicis Pharmaceutical Corp. "A"	7,100	225,283
MGI Pharma, Inc.* (e)	13,200	287,232
		512,515
Industrials 9.5%
Aerospace & Defense 1.1%
L-3 Communications Holdings, Inc.	6,200	474,796
Air Freight & Logistics 0.9%
C.H. Robinson Worldwide, Inc.	6,700	389,940
Commercial Services & Supplies 3.2%
ChoicePoint, Inc.*	10,700	428,535
Corrections Corp. of America*	15,500	608,375
Iron Mountain, Inc.* (e)	8,600	266,772
		1,303,682
Construction & Engineering 0.8%
Chicago Bridge & Iron Co., NV (New York Shares) (ADR)	15,200	347,472
Electrical Equipment 1.0%
Cooper Industries Ltd. "A"	6,200	396,180
Machinery 1.4%
Ingersoll-Rand Co. "A"	2,900	206,915
ITT Industries, Inc.	3,600	351,468
		558,383
Road & Rail 1.1%
CSX Corp.	5,400	230,364
Swift Transportation Co., Inc.* (e)	9,400	218,926
		449,290
Information Technology 19.8%
Communications Equipment 4.0%
ADC Telecommunications, Inc.*	10,400	226,408
Avaya, Inc.*	17,600	146,432
Comverse Technologies, Inc.*	21,200	501,380
Corning, Inc.*	25,600	425,472
Scientific-Atlanta, Inc.	10,900	362,643
		1,662,335
Computers & Peripherals 1.9%
ATI Technologies, Inc.*	13,000	154,050
PalmOne, Inc.* (e)	8,400	250,068
QLogic Corp.*	12,300	379,701
		783,819
Electronic Equipment & Instruments 1.7%
Amphenol Corp. "A"	11,500	461,955
Cogent, Inc.*	8,000	228,400
		690,355
	Shares	Value ($)

Internet Software & Services 1.2%
Akamai Technologies, Inc.* (e)	5,100	66,963
VeriSign, Inc.*	15,100	434,276
		501,239
IT Consulting & Services 2.3%
Alliance Data Systems Corp.*	14,200	575,952
Cognizant Technology Solutions Corp. "A"*	8,200	386,466
		962,418
Semiconductors & Semiconductor Equipment 4.8%
Altera Corp.*	18,833	373,270
Analog Devices, Inc.	5,400	201,474
Microchip Technology, Inc.	17,750	525,755
National Semiconductor Corp.	29,800	656,494
Tessera Technologies, Inc.*	7,200	240,552
		1,997,545
Software 3.9%
Amdocs Ltd.*	15,800	417,594
Autodesk, Inc.	7,900	271,523
Mercury Interactive Corp.*	8,000	306,880
MicroStrategy, Inc. "A"* (e)	3,200	169,728
NAVTEQ Corp.*	11,400	423,852
		1,589,577
Materials 3.1%
Chemicals
Celanese Corp. "A"* (e)	27,300	433,797
Lyondell Chemical Co.	7,900	208,718
Praxair, Inc.	5,300	246,980
Rohm & Haas Co.	8,700	403,158
		1,292,653
Telecommunication Services 3.8%
Wireless Telecommunication Services
American Tower Corp. "A"* (e)	23,400	491,868
Nextel Partners, Inc. "A"* (e)	25,800	649,386
SpectraSite, Inc.*	6,000	446,580
		1,587,834
Total Common Stocks (Cost $32,983,070)		39,873,875

Securities Lending Collateral 11.0%
Scudder Daily Assets Fund Institutional, 3.19% (c) (d) (Cost $4,544,825)	4,544,825	4,544,825

Cash Equivalents 3.6%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $1,480,202)	1,480,202	1,480,202
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $39,008,097) (a)	110.9	45,898,902
Other Assets and Liabilities, Net	(10.9)	(4,512,848)
Net Assets	100.0	41,386,054
Notes to SVS INVESCO Dynamic Growth Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $39,084,979. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $6,813,923. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,711,654 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $897,731.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005, amounted to $4,432,042, which is 11.0% of net assets.

REIT: Real Estate Investment Trust

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $32,983,070) — including $4,432,042 of securities loaned	$ 39,873,875
Investment in Scudder Daily Assets Fund Institutional (cost $4,544,825)*	4,544,825
Investment in Scudder Cash Management QP Trust (cost $1,480,202)	1,480,202
Total investments in securities, at value (cost $39,008,097)	45,898,902
Cash	221,787
Foreign currency at value (cost $84)	78
Receivable for investments sold	776,447
Dividends receivable	14,931
Interest receivable	4,514
Foreign taxes recoverable	125
Other assets	766
Total assets	46,917,550
Liabilities
Payable for investments purchased	898,200
Payable upon return of securities loaned	4,544,825
Payable for Portfolio shares redeemed	10,164
Accrued mangement fee	32,281
Other accrued expenses and payables	46,026
Total liabilities	5,531,496
Net assets, at value	$ 41,386,054
Net Assets
Net assets consist of: Accumulated net investment loss	(138,129)
Net unrealized appreciation (depreciation) on: Investments	6,890,805
Foreign currency related transactions	(4)
Accumulated net realized gain (loss)	(488,542)
Paid-in capital	35,121,924
Net assets, at value	$ 41,386,054
Class A Net Asset Value, offering and redemption price per share ($34,172,858 ÷ 3,655,866 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.35
Class B Net Asset Value, offering and redemption price per share ($7,213,196 ÷ 779,189 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.26

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $320)	$ 107,931
Interest	84
Interest — Scudder Cash Management QP Trust	28,659
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	1,929
Total Income	138,603
Expenses: Management fee	202,401
Custodian and accounting fees	51,586
Distribution service fees (Class B)	8,972
Record keeping fees (Class B)	4,597
Auditing	20,815
Legal	9,010
Trustees' fees and expenses	543
Reports to shareholders	6,731
Other	1,389
Total expenses, before expense reductions	306,044
Expense reductions	(29,525)
Total expenses, after expense reductions	276,519
Net investment income (loss)	(137,916)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,311,675
Foreign currency related transactions	(3,048)
2,308,627
Net unrealized appreciation (depreciation) during the period on: Investments	(1,676,306)
Foreign currency related transactions	(44)
(1,676,350)
Net gain (loss) on investment transactions	632,277
Net increase (decrease) in net assets resulting from operations	$ 494,361

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ (137,916)	$ (298,559)
Net realized gain (loss) on investment transactions	2,308,627	4,643,201
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,676,350)	85,672
Net increase (decrease) in net assets resulting from operations	494,361	4,430,314
Portfolio share transactions: Class A Proceeds from shares sold	1,452,830	4,190,288
Cost of shares redeemed	(2,613,644)	(7,454,938)
Net increase (decrease) in net assets from Class A share transactions	(1,160,814)	(3,264,650)
Class B Proceeds from shares sold	716,363	3,116,161
Cost of shares redeemed	(857,763)	(1,201,557)
Net increase (decrease) in net assets from Class B share transactions	(141,400)	1,914,604
Increase (decrease) in net assets	(807,853)	3,080,268
Net assets at beginning of period	42,193,907	39,113,639
Net assets at end of period (including accumulated net investment loss of $138,129 and $213, respectively)	$ 41,386,054	$ 42,193,907
Other Information
Class A Shares outstanding at beginning of period	3,784,410	4,185,184
Shares sold	159,583	493,942
Shares redeemed	(288,127)	(894,716)
Net increase (decrease) in Portfolio shares	(128,544)	(400,774)
Shares outstanding at end of period	3,655,866	3,784,410
Class B Shares outstanding at beginning of period	793,650	562,802
Shares sold	79,170	370,510
Shares redeemed	(93,631)	(139,662)
Net increase (decrease) in Portfolio shares	(14,461)	230,848
Shares outstanding at end of period	779,189	793,650

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.23	$ 8.24	$ 6.08	$ 8.80	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.06)	(.06)	(.05)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.15	1.05	2.22	(2.67)	(1.18)
Total from investment operations	.12	.99	2.16	(2.72)	(1.20)
Net asset value, end of period	$ 9.35	$ 9.23	$ 8.24	$ 6.08	$ 8.80
Total Return (%)	1.30d**	12.01[d]	35.53[d]	(30.91)	(12.00)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	35	34	25	23
Ratio of expenses before expense reductions (%)	1.45*	1.48	1.46	1.14	1.97*
Ratio of expenses after expense reductions (%)	1.30*	1.30	1.30	1.14	1.30*
Ratio of net investment income (loss) (%)	(.62)*	(.71)	(.85)	(.71)	(.40)*
Portfolio turnover rate (%)	127*	133	115	79	40*

a For the six months ended June 30, 2005 (Unaudited).

b For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

c Based on average shares outstanding during the period.

d Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B

Years Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.15	$ 8.21	$ 6.07	$ 6.51
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.09)	(.09)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.15	1.03	2.23	(.41)
Total from investment operations	.11	.94	2.14	(.44)
Net asset value, end of period	$ 9.26	$ 9.15	$ 8.21	$ 6.07
Total Return (%)	1.20d**	11.45[d]	35.26[d]	(6.76)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	7	5.1
Ratio of expenses before expense reductions (%)	1.82*	1.88	1.85	1.40*
Ratio of expenses after expense reductions (%)	1.68*	1.70	1.69	1.40*
Ratio of net investment income (loss) (%)	(1.00)*	(1.11)	(1.24)	(.82)*
Portfolio turnover rate (%)	127*	133	115	79

a For the six months ended June 30, 2005 (Unaudited).

b For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on average shares outstanding during the period.

d Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

SVS Janus Growth And Income Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,013.50	$ 1,011.20
Expenses Paid per $1,000*	$ 4.94	$ 6.78
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,019.89	$ 1,018.05
Expenses Paid per $1,000*	$ 4.96	$ 6.80

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Janus Growth And Income Portfolio	.99%	1.36%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

SVS Janus Growth And Income Portfolio

For the six months ended June 30, 2005, the portfolio gained 1.35% (Class A shares, unadjusted for contract charges) versus a -1.72% return for its benchmark, the Russell 1000 Growth Index.

Among exceptional individual performers during the semiannual period, Aetna, Inc., and UnitedHealth Group, Inc., continued to drive home strong results. I believe that we are in a robust health care product and services cycle, within which both Aetna and UnitedHealth are benefiting from their ability to provide a wide range of innovative, consumer-driven services, such as health savings accounts.

Our energy holdings also contributed nicely to performance. I believe that oil and energy prices will remain high this year and next year, due to the tight market. Our oil supply-and-demand model suggests that increased energy demand from worldwide economic growth may eat into OPEC's spare production capacity.

ExxonMobil Corp. has an enormous resource base totaling more than 72 billion barrels of oil, but more important, the company has established the best record of investment discipline among its peers, resulting in the strongest record of returns on invested capital. Likewise, EnCana Corp., the largest producer of natural gas in North America, has a vast land position in Canada, which enables the company to engage in a low-risk development strategy of its resources. Suncor Energy, Inc., is an investment in the potential of Canada's vast oil sands. Although oil sands are expensive to develop, they pose no exploration risk, and these assets should become increasingly attractive in a high-oil-price environment.

Select technology and consumer discretionary holdings negatively affected performance. Advanced Micro Devices, Inc. (AMD) is one of the largest positions in the portfolio at approximately 3.5% of total assets. Following numerous conversations with information technology purchasing managers, industry consultants, sales partners and supply chain partners, I am confident that AMD's Opteron and Athlon 64 microprocessors are gaining acceptance in the marketplace. The stock was weak this period, as earnings fell short of expectations due to continued weakness in the flash memory business. From a valuation perspective, I believe that AMD offers significant upside once the company establishes sustainable profitability in its microprocessor business.

Another laggard during the period was Harman International Industries Inc., which owns a portfolio of well-known audio brands including Harman Kardon, JBL and Infinity. Harman is also the leading provider of infotainment systems for luxury cars. Our holding in Harman was a major contributor to performance last year, but the stock traded lower during the first half of 2005 because of fears that the company is losing its competitive edge in the infotainment segment. Our research suggests that this fear is unwarranted, and I remain enthusiastic about the near-term and long-term prospects for the company.

I believe that this difficult market environment will continue to favor strong stock-picking. I welcome this challenge, as I am supported by a talented and growing analyst pool. My strategy is to stay the course by owning what I believe are the best companies and opportunistically buying those that may have temporarily fallen out of favor.

Minyoung Sohn

Portfolio Manager, Janus Capital Management LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Janus Growth And Income Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks	96%	95%
Convertible Preferred Stocks	2%	—
Cash Equivalents	1%	2%
Preferred Stocks	1%	3%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/05	12/31/04

Information Technology	24%	24%
Energy	16%	9%
Consumer Discretionary	16%	18%
Health Care	15%	15%
Industrials	11%	14%
Financials	9%	12%
Consumer Staples	9%	8%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 46. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

SVS Janus Growth And Income Portfolio

	Shares	Value ($)

Common Stocks 96.0%
Consumer Discretionary 15.4%
Hotels Restaurants & Leisure 1.1%
Four Seasons Hotels Ltd. (e)	32,680	2,160,148
Household Durables 1.5%
Harman International Industries, Inc.	21,230	1,727,273
NVR, Inc.*	1,785	1,445,850
		3,173,123
Leisure Equipment & Products 1.2%
Marvel Enterprises, Inc.* (e)	127,822	2,520,650
Media 7.1%
British Sky Broadcasting Group PLC	444,341	4,187,529
Clear Channel Communications, Inc.	109,170	3,376,628
Comcast Corp. Special "A"*	93,335	2,795,383
Lamar Advertising Co.*	34,735	1,485,616
Time Warner, Inc.*	164,625	2,750,884
		14,596,040
Multiline Retail 1.2%
Kohl's Corp.*	43,015	2,404,969
Specialty Retail 3.3%
Best Buy Co., Inc.	58,830	4,032,796
PETsMART, Inc.	89,260	2,709,041
		6,741,837
Consumer Staples 8.4%
Beverages 2.2%
PepsiCo, Inc.	84,067	4,533,733
Food Products 1.6%
Dean Foods Co.*	64,950	2,288,838
TreeHouse Foods, Inc.*	31,375	894,501
		3,183,339
Household Products 2.3%
Procter & Gamble Co.	90,710	4,784,953
Personal Products 1.2%
Avon Products, Inc.	62,805	2,377,169
Tobacco 1.1%
Altria Group, Inc.	35,300	2,282,498
Energy 15.5%
Oil, Gas & Consumable Fuels
Amerada Hess Corp.	25,365	2,701,626
Apache Corp.	22,820	1,474,172
EnCana Corp.	132,488	5,245,200
EOG Resources, Inc.	24,575	1,395,860
ExxonMobil Corp.	157,250	9,037,157
Kinder Morgan, Inc.	27,420	2,281,344
Petro-Canada	41,372	2,692,962
Suncor Energy, Inc.	147,077	6,952,906
		31,781,227
	Shares	Value ($)

Financials 8.7%
Banks 2.0%
Fifth Third Bancorp (e)	26,290	1,083,411
US Bancorp.	103,887	3,033,500
		4,116,911
Diversified Financial Services 6.7%
Citigroup, Inc.	159,708	7,383,301
Countrywide Financial Corp.	60,594	2,339,534
JPMorgan Chase & Co.	112,325	3,967,319
		13,690,154
Health Care 14.6%
Biotechnology 0.7%
Neurocrine Biosciences, Inc.* (e)	32,180	1,353,491
Health Care Equipment & Supplies 0.4%
Align Technology, Inc.* (e)	120,340	886,906
Health Care Providers & Services 8.5%
Aetna, Inc.	57,570	4,767,947
Caremark Rx, Inc.*	108,365	4,824,410
UnitedHealth Group, Inc.	149,090	7,773,553
		17,365,910
Pharmaceuticals 5.0%
Eli Lilly & Co.	34,890	1,943,722
Roche Holding AG	40,806	5,146,022
Sanofi-Aventis	40,103	3,283,176
		10,372,920
Industrials 10.1%
Aerospace & Defense 1.0%
Honeywell International, Inc.	55,540	2,034,430
Electrical Equipment 1.7%
Rockwell Automation, Inc.	71,145	3,465,473
Industrial Conglomerates 6.4%
General Electric Co.	79,975	2,771,134
Smiths Group PLC	127,661	2,099,412
Tyco International Ltd.	283,555	8,279,806
		13,150,352
Road & Rail 1.0%
Canadian National Railway Co.	33,677	1,941,479
Information Technology 23.3%
Communications Equipment 2.6%
Cisco Systems, Inc.*	207,215	3,959,879
Nokia Oyj (ADR)	86,150	1,433,536
		5,393,415
Computers & Peripherals 2.8%
Dell, Inc.*	48,430	1,913,469
EMC Corp.*	70,710	969,434
Hewlett-Packard Co.	122,180	2,872,452
		5,755,355
Electronic Equipment & Instruments 2.9%
Samsung Electronics Co., Ltd. (GDR), 144A	25,065	5,996,801
	Shares	Value ($)

Internet Software & Services 2.3%
Yahoo!, Inc.*	132,345	4,585,754
Semiconductors & Semiconductor Equipment 8.4%
Advanced Micro Devices, Inc.* (e)	421,735	7,312,885
Linear Technology Corp.	75,475	2,769,178
Maxim Integrated Products, Inc.	77,665	2,967,580
Texas Instruments, Inc.	150,600	4,227,342
		17,276,985
Software 4.3%
Activision, Inc.*	35,035	578,778
Electronic Arts, Inc.*	70,480	3,989,873
Microsoft Corp.	172,100	4,274,964
		8,843,615
Total Common Stocks (Cost $157,382,299)		196,769,637

Preferred Stocks 0.9%
Porsche AG (Cost $697,147)	2,476	1,856,146

Convertible Preferred Stocks 1.9%
Amerada Hess Corp. 7.0%	20,700	1,896,741
Morgan Stanley 14.3%, 144A	40,655	1,006,618
XL Capital Ltd. 6.50%	43,500	1,041,825
Total Convertible Preferred Stocks (Cost $3,217,215)		3,945,184

	Shares	Value ($)

Securities Lending Collateral 6.9%
Scudder Daily Assets Fund Institutional, 3.19% (c) (d) (Cost $14,154,764)	14,154,764	14,154,764

Cash Equivalents 1.1%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $2,258,412)	2,258,412	2,258,412
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $177,709,837) (a)	106.8	218,984,143
Other Assets and Liabilities, Net	(6.8)	(13,988,284)
Net Assets	100.0	204,995,859
Notes to SVS Janus Growth And Income Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $178,853,454. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $40,130,689. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $44,597,828 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,467,139.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005 amounted to $13,762,100, which is 6.7% of net assets.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $161,296,661) — including $13,762,100 of securities loaned	$ 202,570,967
Investment in Scudder Daily Assets Fund Institutional (cost $14,154,764)*	14,154,764
Investment in Scudder Cash Management QP Trust (cost $2,258,412)	2,258,412
Total investments in securities, at value (cost $177,709,837)	218,984,143
Cash	25,669
Foreign currency, at value (cost $359,497)	344,277
Receivable for investments sold	255,532
Dividends receivable	211,542
Interest receivable	9,540
Receivable for Portfolio shares sold	9,597
Foreign taxes recoverable	13,484
Unrealized appreciation on forward currency exchange contracts	215,306
Other assets	5,021
Total assets	220,074,111
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	740
Payable for investments purchased	551,829
Payable for Portfolio shares redeemed	184,425
Payable upon return of securities loaned	14,154,764
Accrued management fee	120,515
Other accrued expenses and payables	65,979
Total liabilities	15,078,252
Net assets, at value	$ 204,995,859
Net Assets
Net assets consist of: Undistributed net investment income	603,027
Net unrealized appreciation (depreciation) on: Investments	41,274,306
Foreign currency related transactions	198,442
Accumulated net realized gain (loss)	(47,375,800)
Paid-in capital	210,295,884
Net assets, at value	$ 204,995,859
Class A Net Asset Value, offering and redemption price per share ($177,421,445 ÷ 17,764,230 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.99
Class B Net Asset Value, offering and redemption price per share ($27,574,414 ÷ 2,776,161 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.93

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $51,693)	$ 1,390,925
Interest	1,591
Interest — Scudder Cash Management QP Trust	45,129
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	19,324
Total Income	1,456,969
Expenses: Management fee	897,716
Custodian and accounting fees	45,750
Distribution service fees (Class B)	33,296
Record keeping fees (Class B)	16,950
Auditing	20,996
Legal	13,252
Trustees' fees and expenses	2,183
Reports to shareholders	16,346
Other	7,050
Total expenses, before expense reductions	1,053,539
Expense reductions	(965)
Total expenses, after expense reductions	1,052,574
Net investment income (loss)	404,395
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,798,694
Foreign currency related transactions	(122,339)
3,676,355
Net unrealized appreciation (depreciation) during the period on: Investments	(2,048,663)
Foreign currency related transactions	494,096
(1,554,567)
Net gain (loss) on investment transactions	2,121,788
Net increase (decrease) in net assets resulting from operations	$ 2,526,183

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 404,395	$ 601,236
Net realized gain (loss) on investment transactions	3,676,355	8,796,510
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,554,567)	12,728,179
Net increase (decrease) in net assets resulting from operations	2,526,183	22,125,925
Distributions to shareholders from: Net investment income Class A	(419,512)	—
Portfolio share transactions: Class A Proceeds from shares sold	2,176,684	6,502,623
Reinvestment of distributions	419,512	—
Cost of shares redeemed	(13,528,006)	(28,062,645)
Net increase (decrease) in net assets from Class A share transactions	(10,931,810)	(21,560,022)
Class B Proceeds from shares sold	1,759,680	11,312,331
Cost of shares redeemed	(1,610,021)	(1,739,333)
Net increase (decrease) in net assets from Class B share transactions	149,659	9,572,998
Increase (decrease) in net assets	(8,675,480)	10,138,901
Net assets at beginning of period	213,671,339	203,532,438
Net assets at end of period (including undistributed net investment income of $603,027 and $618,144, respectively)	$ 204,995,859	$ 213,671,339
Other Information
Class A Shares outstanding at beginning of period	18,888,001	21,296,089
Shares sold	224,230	722,385
Shares issued to shareholders in reinvestment of distributions	43,249	—
Shares redeemed	(1,391,250)	(3,130,473)
Net increase (decrease) in Portfolio shares	(1,123,771)	(2,408,088)
Shares outstanding at end of period	17,764,230	18,888,001
Class B Shares outstanding at beginning of period	2,758,937	1,676,008
Shares sold	182,064	1,276,437
Shares redeemed	(164,840)	(193,508)
Net increase (decrease) in Portfolio shares	17,224	1,082,929
Shares outstanding at end of period	2,776,161	2,758,937

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002***	2001[b]	2000[c]
Selected Per Share Data				(Restated)
Net asset value, beginning of period	$ 9.88	$ 8.86	$ 7.18	$ 9.05	$ 10.40	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[d]	.02	.03	.03	.04	.08	.12
Net realized and unrealized gain (loss) on investment transactions	.11	.99	1.71	(1.86)	(1.36)	(1.16)
Total from investment operations	.13	1.02	1.74	(1.82)	(1.28)	(1.04)
Less distributions from: Net investment income	(.02)	—	(.06)	(.05)	(.07)	—
Net realized gains on investment transactions	—	—	—	—	—	(.05)
Total distributions	(.02)	—	(.06)	(.05)	(.07)	(.05)
Net asset value, end of period	$ 9.99	$ 9.88	$ 8.86	$ 7.18	$ 9.05	$ 10.40
Total Return (%)	1.35**	11.51	24.37	(20.22)	(12.28)	(9.18)[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	177	187	189	167	179	104
Ratio of expenses before expense reductions (%)	.99*	1.06	1.07	1.04	1.05	1.10
Ratio of expenses after expense reductions (%)	.99*	1.06	1.07	1.04	1.05	1.01
Ratio of net investment income (loss) (%)	.44*	.34	.40	.54	.90	1.07
Portfolio turnover rate (%)	30*	52	46	57	48	39

a For the six months ended June 30, 2005 (Unaudited).

b As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses by $.01 and decrease the ratio of net investment income to average net assets from .92% to .90%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

c On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the period prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

d Based on average shares outstanding during the period.

e Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

*** Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -20.56% to -20.22% in accordance with this change.

Class B

Years Ended December 31,	2005[a]	2004	2003	2002b***
Selected Per Share Data				(Restated)
Net asset value, beginning of period	$ 9.82	$ 8.84	$ 7.17	$ 7.96
Income (loss) from investment operations: Net investment income (loss)[c]	.00[d]	(.01)	.00[d]	.02
Net realized and unrealized gain (loss) on investment transactions	.11	.99	1.71	(.81)
Total from investment operations	.11	.98	1.71	(.79)
Less distributions from: Net investment income	—	—	(.04)	—
Net asset value, end of period	$ 9.93	$ 9.82	$ 8.84	$ 7.17
Total Return (%)	1.12**	11.09	23.94	(9.92)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	27	15.4
Ratio of expenses (%)	1.36*	1.44	1.47	1.29*
Ratio of net investment income (loss) (%)	.07*	(.04)	(.01)	.48*
Portfolio turnover rate (%)	30*	52	46	57

a For the six months ended June 30, 2005 (Unaudited).

b For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on average shares outstanding during the period.

d Amount is less than $.005 per share.

* Annualized ** Not annualized

*** Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -10.30% to -9.92% in accordance with this change.

Information About Your Portfolio's Expenses

SVS Janus Growth Opportunities Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 994.30	$ 990.90
Expenses Paid per $1,000*	$ 4.90	$ 6.76
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,019.89	$ 1,018.00
Expenses Paid per $1,000*	$ 4.96	$ 6.85

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Janus Growth Opportunities Portfolio	.99%	1.37%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

SVS Janus Growth Opportunities Portfolio

For the six months ended June 30, 2005, SVS Janus Growth Opportunities Portfolio returned -0.57% (Class A shares, unadjusted for contract charges), while its benchmark, the Russell 1000 Growth Index, returned -1.72%.

The portfolio's outperformance in the period can be attributed to favorable stock selection within the information technology (IT) and health care sectors. Strong pockets of growth within the IT sector benefited a number of holdings in this area. Meanwhile, the solid gains posted by the health care portion of the portfolio resulted primarily from select biotech and HMO holdings. HMOs have benefited from cost cutting, increased enrollment and improving margins. Weak spots in the portfolio included industrials, where a number of individual picks fell short of portfolio management's expectations.

From a broader perspective, the well-publicized rise in the price of oil has yet to significantly crimp economic growth. We're keeping a close eye on energy prices, as well as developments in interest rates, the value of the dollar and the domestic housing industry.

Still anticipating somewhat of a slowdown in the next couple of quarters, we've widened our focus to include companies that don't necessarily rely on a robust economy for growth. Combined with our insistence on finding opportunities that have been discounted by the market, we'll continue to strive for benchmark-beating returns.

Marc Pinto

Portfolio Manager, Janus Capital Management LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is subject to stock market risk. The portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty). Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Janus Growth Opportunities Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks	97%	96%
Cash Equivalents	3%	4%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Information Technology	27%	25%
Consumer Discretionary	22%	20%
Health Care	21%	21%
Industrials	11%	13%
Financials	6%	10%
Energy	5%	5%
Consumer Staples	5%	4%
Materials	2%	2%
Telecommunication Services	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 56. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

SVS Janus Growth Opportunities Portfolio

	Shares	Value ($)

Common Stocks 96.6%
Consumer Discretionary 21.7%
Automobiles 1.3%
Harley-Davidson, Inc.	39,415	1,954,984
Diversified Consumer Services 2.1%
Apollo Group, Inc. "A"*	39,215	3,067,397
Hotels Restaurants & Leisure 5.0%
Hilton Hotels Corp.	64,820	1,545,957
McDonald's Corp.	18,640	517,260
Royal Caribbean Cruises Ltd.	61,350	2,966,886
Starbucks Corp.*	44,555	2,301,711
		7,331,814
Internet & Catalog Retail 1.4%
IAC/InterActiveCorp.* (e)	85,480	2,055,794
Media 1.8%
Time Warner, Inc.*	163,150	2,726,237
Specialty Retail 7.8%
Best Buy Co., Inc.	47,010	3,222,536
Home Depot, Inc.	143,615	5,586,623
Staples, Inc.	123,395	2,630,781
		11,439,940
Textiles, Apparel & Luxury Goods 2.3%
NIKE, Inc. "B"	39,755	3,442,783
Consumer Staples 4.5%
Beverages 1.8%
PepsiCo, Inc.	49,250	2,656,053
Household Products 2.7%
Procter & Gamble Co.	74,960	3,954,140
Energy 4.9%
Energy Equipment & Services 1.5%
Halliburton Co.	46,965	2,245,867
Oil, Gas & Consumable Fuels 3.4%
ExxonMobil Corp.	55,445	3,186,424
Occidental Petroleum Corp.	23,470	1,805,547
		4,991,971
Financials 5.6%
Capital Markets 1.2%
Morgan Stanley	34,425	1,806,280
Consumer Finance 3.1%
American Express Co.	85,005	4,524,816
Diversified Financial Services 1.3%
Countrywide Financial Corp.	51,160	1,975,288
Health Care 20.4%
Biotechnology 3.6%
Amgen, Inc.*	35,245	2,130,912
Genentech, Inc.*	39,475	3,169,053
		5,299,965
	Shares	Value ($)

Health Care Equipment & Supplies 5.8%
Biomet, Inc.	61,450	2,128,628
Medtronic, Inc.	102,340	5,300,189
Varian Medical Systems, Inc.*	32,155	1,200,346
		8,629,163
Health Care Providers & Services 7.2%
Caremark Rx, Inc.*	61,140	2,721,953
UnitedHealth Group, Inc.	150,330	7,838,206
		10,560,159
Pharmaceuticals 3.8%
Eli Lilly & Co.	31,855	1,774,642
Sanofi-Aventis (ADR)	94,720	3,882,573
		5,657,215
Industrials 10.2%
Aerospace & Defense 1.1%
Raytheon Co.	41,840	1,636,781
Air Freight & Logistics 3.5%
FedEx Corp.	62,740	5,082,567
Industrial Conglomerates 5.6%
General Electric Co.	154,445	5,351,519
Tyco International Ltd.	100,045	2,921,314
		8,272,833
Information Technology 26.3%
Communications Equipment 5.3%
Cisco Systems, Inc.*	140,145	2,678,171
Motorola, Inc.	285,590	5,214,873
		7,893,044
Computers & Peripherals 5.4%
Dell, Inc.*	35,450	1,400,629
Lexmark International, Inc. "A"*	46,190	2,994,498
Research In Motion Ltd.*	48,205	3,555,119
		7,950,246
Electronic Equipment & Instruments 1.3%
Samsung Electronics Co., Ltd. (GDR), 144A	8,255	1,975,009
Internet Software & Services 3.6%
Yahoo!, Inc.*	151,200	5,239,080
Semiconductors & Semiconductor Equipment 6.2%
Intel Corp.	105,450	2,748,027
Texas Instruments, Inc.	226,230	6,350,276
		9,098,303
Software 4.5%
Microsoft Corp.	223,160	5,543,294
SAP AG (ADR)	23,225	1,005,643
		6,548,937
Materials 1.7%
Metals & Mining
Rio Tinto PLC (ADR)	21,085	2,570,683
	Shares	Value ($)

Telecommunication Services 1.3%
Wireless Telecommunication Services
China Mobile (Hong Kong) Ltd. (ADR)	102,815	1,911,331
Total Common Stocks (Cost $121,986,391)		142,498,680

Securities Lending Collateral 1.1%
Scudder Daily Assets Fund Institutional, 3.19% (c) (d) (Cost $1,707,750)	1,707,750	1,707,750
	Shares	Value ($)

Cash Equivalents 3.4%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $5,016,657)	5,016,656	5,016,657
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $128,710,798) (a)	101.1	149,223,087
Other Assets and Liabilities, Net	(1.1)	(1,684,428)
Net Assets	100.0	147,538,659
Notes to SVS Janus Growth Opportunities Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $129,582,766. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $19,640,321. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,952,911 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,312,590.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) A portion of this security was on loan. The value of the security loaned at June 30, 2005 amounted to $1,667,730, which is 1.1% of net assets.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $121,986,391) — including $1,667,730 of securities loaned	$ 142,498,680
Investment in Scudder Daily Assets Fund Institutional (cost$1,707,750)*	1,707,750
Investment in Scudder Cash Management QP Trust (cost $5,016,657)	5,016,657
Total investments in securities, at value (cost $128,710,798)	149,223,087
Dividends receivable	185,177
Interest receivable	18,115
Foreign taxes recoverable	51
Other assets	2,075
Total assets	149,428,505
Liabilities
Payable for Portfolio shares redeemed	33,945
Payable upon return of securities loaned	1,707,750
Accrued management fee	88,353
Other accrued expenses and payables	59,798
Total liabilities	1,889,846
Net assets, at value	$ 147,538,659
Net Assets
Net assets consist of: Undistributed net investment income	1,751
Net unrealized appreciation (depreciation) on investments	20,512,289
Accumulated net realized gain (loss)	(89,789,687)
Paid-in capital	216,814,306
Net assets, at value	$ 147,538,659
Class A Net Asset Value, offering and redemption price per share ($139,057,558 ÷ 18,023,549 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.72
Class B Net Asset Value, offering and redemption price per share ($8,481,101 ÷ 1,108,269 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.65

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $18,156)	$ 684,027
Interest — Scudder Cash Management QP Trust	86,470
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	3,082
Total Income	773,579
Expenses: Management fee	627,039
Custodian and accounting fees	35,811
Distribution service fees (Class B)	10,018
Record keeping fees (Class B)	5,191
Auditing	21,367
Legal	9,276
Trustees' fees and expenses	1,550
Reports to shareholder	8,202
Total expenses, before expense reductions	718,454
Expense reductions	(751)
Total expenses, after expense reduction	717,703
Net investment income (loss)	55,876
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	4,483,655
Foreign currency related transactions	4
4,483,659
Net unrealized appreciation (depreciation) during the period on investments	(5,325,119)
Net gain (loss) on investment transactions	(841,460)
Net increase (decrease) in net assets resulting from operations	$ (785,584)

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 55,876	$ 390,838
Net realized gain (loss) on investment transactions	4,483,659	2,198,797
Net unrealized appreciation (depreciation) during the period on investment transactions	(5,325,119)	13,452,735
Net increase (decrease) in net assets resulting from operations	(785,584)	16,042,370
Distributions to shareholders from: Net investment income Class A	(444,341)	—
Portfolio share transactions: Class A Proceeds from shares sold	18,554,272	2,971,778
Reinvestment of distributions	444,341	—
Cost of shares redeemed	(10,687,233)	(18,214,445)
Net increase (decrease) in net assets from Class A share transactions	8,311,380	(15,242,667)
Class B Proceeds from shares sold	773,458	2,248,669
Cost of shares redeemed	(570,392)	(382,089)
Net increase (decrease) in net assets from Class B share transactions	203,066	1,866,580
Increase (decrease) in net assets	7,284,521	2,666,283
Net assets at beginning of period	140,254,138	137,587,855
Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $1,751 and $390,216, respectively)	$ 147,538,659	$ 140,254,138
Other Information
Class A Shares outstanding at beginning of period	16,930,734	19,085,611
Shares sold	2,439,841	413,736
Shares issued to shareholders in reinvestment of distributions	59,088	—
Shares redeemed	(1,406,114)	(2,568,613)
Net increase (decrease) in Portfolio shares	1,092,815	(2,154,877)
Shares outstanding at end of period	18,023,549	16,930,734
Class B Shares outstanding at beginning of period	1,081,562	812,791
Shares sold	101,929	322,383
Shares redeemed	(75,222)	(53,612)
Net increase (decrease) in Portfolio shares	26,707	268,771
Shares outstanding at end of period	1,108,269	1,081,562

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.79	$ 6.92	$ 5.45	$ 7.86	$ 10.31	$ 11.64
Income (loss) from investment operations: Net investment income (loss)[c]	—	.02	(.01)	(.01)	(.03)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.04)	.85	1.48	(2.40)	(2.42)	(1.31)
Total from investment operations	(.04)	.87	1.47	(2.41)	(2.45)	(1.33)
Less distributions from: Net investment income	(.03)	—	—	—	—	—
Net asset value, end of period	$ 7.72	$ 7.79	$ 6.92	$ 5.45	$ 7.86	$ 10.31
Total Return (%)	(.57)**	12.57	26.97	(30.53)	(23.76)	(11.42)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	139	132	132	118	164	139
Ratio of expenses before expense reductions (%)	.99*	1.06	1.07	1.01	1.11	1.06
Ratio of expenses after expense reductions (%)	.99*	1.06	1.07	1.01	1.10	1.01
Ratio of net investment income (loss) (%)	.10*	.31	(.17)	(.10)	(.31)	(.20)
Portfolio turnover rate (%)	35*	58	50	48	34	14

a For the six months ended June 30, 2005 (Unaudited).

b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share and per share information, for the period prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

c Based on average shares outstanding during the period.

d Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B

Years Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.72	$ 6.88	$ 5.44	$ 5.87
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.01)	(.04)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.06)	.85	1.48	(.42)
Total from investment operations	(.07)	.84	1.44	(.43)
Net asset value, end of period	$ 7.65	$ 7.72	$ 6.88	$ 5.44
Total Return (%)	(.91)**	12.21	26.47	(7.33)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	8	6.2
Ratio of expenses (%)	1.37*	1.45	1.46	1.29*
Ratio of net investment income (loss) (%)	(.28)*	(.08)	(.56)	(.49)*
Portfolio turnover rate (%)	35*	58	50	48

a For the six months ended June 30, 2005 (Unaudited).

b For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on average shares outstanding during the period.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

SVS MFS Strategic Value Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 986.30	$ 984.20
Expenses Paid per $1,000*	$ 5.66	$ 7.53
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,019.09	$ 1,017.21
Expenses Paid per $1,000*	$ 5.76	$ 7.65

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS MFS Strategic Value Portfolio	1.15%	1.53%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

SVS MFS Strategic Value Portfolio

For the six months ended June 30, 2005, SVS MFS Strategic Value Portfolio provided a total return of -1.37% (Class A shares, unadjusted for contract charges). In comparison, the portfolio's benchmark, the Russell 1000 Value Index, returned 1.76%.

Relative to the portfolio's benchmark, utilities, telecommunication services, technology, and energy were the portfolio's weakest-performing sectors over the period. In telecommunication services, stock selection hurt relative performance as our position in Verizon Communications, Inc., declined over the period.

Within technology, our positions in communications equipment company Nortel Networks Corp. and network security software company Symantec Corp., neither of which is a benchmark constituent, and enterprise software developer Computer Associates, which we sold during the period, detracted from results relative to the benchmark. In addition to stock selection, our overweight position in the weak-performing tech sector held back relative performance.

Our overall underweighting in the strongly performing energy sector significantly hurt relative results. Although stock selection in this sector did aid relative results, not holding oil and gas giants ExxonMobil and ConocoPhillips detracted from performance which was held in the benchmark during the period.

Positions in other sectors that hurt relative performance included newsprint maker Bowater, Inc. manufacturing conglomerate Tyco International Ltd. and media company Viacom, Inc.

Health care was the portfolio's strongest-performing sector over the period, relative to the benchmark. Although security selection within health care held back relative results, our overweight position in this strongly performing sector significantly aided returns. Our decision to underweight the automobile, housing, as well as the industrial goods and services industries (all of which performed poorly), also helped relative results.

Positions in other sectors that contributed to relative performance included drilling-rig operator GlobalSantaFe Corp., offshore drilling company Noble Corp., oil and gas producer Devon Energy Corp., and defense contractor Lockheed Martin Corp.

Kenneth J. Enright, CFA
Alan T. Langsner

Portfolio Managers
Massachusetts Financial Services Company, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The portfolio is subject to stock market and equity risks, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS MFS Strategic Value Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks	100%	97%
Cash Equivalents	—	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Financials	22%	21%
Information Technology	14%	11%
Consumer Discretionary	12%	14%
Health Care	12%	14%
Energy	11%	8%
Telecommunication Services	10%	12%
Industrials	8%	6%
Materials	5%	8%
Consumer Staples	4%	4%
Utilities	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 66. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

SVS MFS Strategic Value Portfolio

	Shares	Value ($)

Common Stocks 99.6%
Consumer Discretionary 12.6%
Leisure Equipment & Products 1.2%
Mattel, Inc.	32,760	599,508
Media 7.5%
Interpublic Group of Companies, Inc.*	95,320	1,160,997
Viacom, Inc. "B"	47,605	1,524,312
Walt Disney Co.	35,810	901,696
		3,587,005
Specialty Retail 3.9%
Circuit City Stores, Inc.	26,820	463,718
OfficeMax, Inc.	22,780	678,161
The Gap, Inc.	35,370	698,557
		1,840,436
Consumer Staples 3.8%
Food & Staples Retailing 1.0%
Wal-Mart Stores, Inc.	9,780	471,396
Food Products 0.9%
General Mills, Inc.	9,380	438,890
Personal Products 1.9%
Gillette Co.	18,070	914,884
Energy 10.8%
Energy Equipment & Services 7.8%
BJ Services Co.	9,990	524,275
Cooper Cameron Corp.*	14,640	908,412
GlobalSantaFe Corp.	29,540	1,205,232
Noble Corp.	17,230	1,059,817
		3,697,736
Oil, Gas & Consumable Fuels 3.0%
Apache Corp.	3,710	239,666
Devon Energy Corp.	23,570	1,194,528
		1,434,194
Financials 21.7%
Banks 5.8%
Bank of America Corp.	25,888	1,180,752
PNC Financial Services Group	29,330	1,597,312
		2,778,064
Capital Markets 5.0%
Mellon Financial Corp.	51,330	1,472,658
Merrill Lynch & Co., Inc.	16,530	909,315
		2,381,973
Diversified Financial Services 5.4%
Freddie Mac	7,140	465,742
JPMorgan Chase & Co.	59,330	2,095,536
		2,561,278
Insurance 5.5%
Allstate Corp.	21,070	1,258,932
Conseco, Inc.*	48,800	1,064,816
	Shares	Value ($)

Hartford Financial Services Group, Inc.	4,360	326,041
		2,649,789
Health Care 11.9%
Biotechnology 1.3%
MedImmune, Inc.*	22,860	610,819
Health Care Providers & Services 2.3%
Tenet Healthcare Corp.*	89,620	1,096,949
Pharmaceuticals 8.3%
Abbott Laboratories	13,490	661,145
Merck & Co., Inc.	44,200	1,361,360
Wyeth	43,620	1,941,090
		3,963,595
Industrials 7.9%
Aerospace & Defense 2.1%
Lockheed Martin Corp.	15,330	994,457
Building Products 2.2%
Masco Corp.	32,760	1,040,458
Industrial Conglomerates 2.5%
Tyco International Ltd.	41,080	1,199,536
Machinery 1.1%
SPX Corp.	11,110	510,838
Information Technology 13.7%
Communications Equipment 6.6%
Nokia Oyj (ADR)	82,930	1,379,955
Nortel Networks Corp.*	672,620	1,755,538
		3,135,493
Computers & Peripherals 2.1%
Sun Microsystems, Inc.*	265,800	991,434
Software 5.0%
Compuware Corp.*	80,240	576,926
Symantec Corp.*	83,800	1,821,812
		2,398,738
Materials 5.2%
Containers & Packaging 3.6%
Owens-Illinois, Inc.*	66,520	1,666,326
Smurfit-Stone Container Corp.*	6,890	70,071
		1,736,397
Paper & Forest Products 1.6%
Bowater, Inc.	23,080	747,100
Telecommunication Services 10.1%
Diversified Telecommunication Services
Sprint Corp.	103,420	2,594,808
Verizon Communications, Inc.	64,770	2,237,803
		4,832,611
Utilities 1.9%
Independent Power Producers & Energy Traders
Calpine Corp.* (d)	259,740	883,116
Total Common Stocks (Cost $43,423,940)		47,496,694
	Shares	Value ($)

Securities Lending Collateral 1.8%
Scudder Daily Assets Fund Institutional, 3.19% (c) (e) (Cost $876,375)	876,375	876,375

Cash Equivalents 0.4%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $182,831)	182,831	182,831
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $44,483,146) (a)	101.8	48,555,900
Other Assets and Liabilities, Net	(1.8)	(848,520)
Net Assets	100.0	47,707,380
Notes to SVS MFS Strategic Value Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $44,539,994. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $4,015,906. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,754,552 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,738,646.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at June 30, 2005 amounted to $813,276 which is 1.7% of net assets.

(e) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $43,423,940) — including $813,276 of securities loaned	$ 47,496,694
Investment in Scudder Daily Assets Fund Institutional (cost $876,375)*	876,375
Investment in Scudder Cash Management QP Trust (cost $182,831)	182,831
Total investments in securities, at value (cost $44,483,146)	48,555,900
Receivable for investments sold	45,698
Dividends receivable	50,345
Interest receivable	2,669
Receivable for Portfolio shares sold	26,634
Other assets	855
Total assets	48,682,101
Liabilities
Payable for investments purchased	45,880
Payable upon return of securities loaned	876,375
Payable for Portfolio shares redeemed	777
Accrued management fee	15,001
Other accrued expenses and payables	36,688
Total liabilities	974,721
Net assets, at value	$ 47,707,380
Net Assets
Net assets consist of: Undistributed net investment income	74,028
Net unrealized appreciation (depreciation) on investments	4,072,754
Accumulated net realized gain (loss)	943,406
Paid-in capital	42,617,192
Net assets, at value	$ 47,707,380
Class A Net Asset Value, offering and redemption price per share ($14,628,013 ÷ 1,312,522 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.14
Class B Net Asset Value, offering and redemption price per share ($33,079,367 ÷ 2,967,347 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.15

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $5,184)	$ 386,456
Interest — Scudder Cash Management QP Trust	5,766
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	11,897
Total Income	404,119
Expenses: Management fee	222,343
Custodian and accounting fees	44,240
Distribution service fees (Class B)	41,028
Record keeping fees (Class B)	21,061
Auditing	17,376
Legal	7,264
Trustees' fees and expenses	386
Interest expense	1,268
Reports to shareholders	4,430
Other	912
Total expenses, before expense reductions	360,308
Expense reductions	(28,688)
Total expenses, after expense reductions	331,620
Net investment income (loss)	72,499
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	952,273
Net unrealized appreciation (depreciation) during the period on investments	(1,784,278)
Net gain (loss) on investment transactions	(832,005)
Net increase (decrease) in net assets resulting from operations	$ (759,506)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ 72,499	$ 255,765
Net realized gain (loss)	952,273	2,454,847
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,784,278)	3,679,166
Net increase (decrease) in net assets resulting from operations	(759,506)	6,389,778
Distributions to shareholders from: Net investment income Class A	(102,381)	(35,768)
Class B	(146,819)	(15,246)
Net realized gains Class A	(621,789)	(4,650)
Class B	(1,643,918)	(10,656)
Portfolio share transactions: Class A Proceeds from shares sold	2,693,485	7,917,703
Reinvestment of distributions	724,170	40,418
Cost of shares redeemed	(3,125,684)	(1,562,312)
Net increase (decrease) in net assets from Class A share transactions	291,971	6,395,809
Class B Proceeds from shares sold	1,826,645	18,488,884
Reinvestment of distributions	1,790,737	25,902
Cost of shares redeemed	(2,193,698)	(1,646,414)
Net increase (decrease) in net assets from Class B share transactions	1,423,684	16,868,372
Increase (decrease) in net assets	(1,558,758)	29,587,639
Net assets at beginning of period	49,266,138	19,678,499
Net assets at end of period (including undistributed net investment income of $74,028 and $250,729, respectively)	$ 47,707,380	$ 49,266,138
Other Information
Class A Shares outstanding at beginning of period	1,271,678	688,664
Shares sold	245,447	725,099
Shares issued to shareholders in reinvestment of distributions	65,954	3,864
Shares redeemed	(270,557)	(145,949)
Net increase in Portfolio shares	40,844	583,014
Shares outstanding at end of period	1,312,522	1,271,678
Class B Shares outstanding at beginning of period	2,837,941	1,236,034
Shares sold	157,988	1,749,677
Shares issued to shareholders in reinvestment of distributions	162,942	2,474
Shares redeemed	(191,524)	(150,244)
Net increase in Portfolio shares	129,406	1,601,907
Shares outstanding at end of period	2,967,347	2,837,941

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Year Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.00	$ 10.24	$ 8.12	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.11	.06	.05
Net realized and unrealized gain (loss) on investment transactions	(.21)	1.71	2.10	(1.93)
Total from investment operations	(.18)	1.82	2.16	(1.88)
Less distributions from: Net investment income	(.10)	(.05)	(.04)	—
Net realized gains on investment transactions	(.58)	(.01)	—	—
Total distributions	(.68)	(.06)	(.04)	—
Net asset value, end of period	$ 11.14	$ 12.00	$ 10.24	$ 8.12
Total Return (%)[d]	(1.37)**	17.82	26.74	(18.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	15	7	5
Ratio of expenses before expense reductions (%)	1.27*	1.42	1.93	2.71*
Ratio of expenses after expense reductions (%)	1.15*	1.14	1.15	1.15*
Ratio of net investment income (loss) (%)	.58*	1.05	.67	.82*
Portfolio turnover rate (%)	76*	54	40	7

a For the six months ended June 30, 2005 (Unaudited).

b For the period from May 1, 2002 (commencement of operations) to December 31, 2002.

c Based on average shares outstanding during the period.

d Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

Class B

Year Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.98	$ 10.22	$ 8.11	$ 8.93
Income (loss) from investment operations: Net investment income (loss)[c]	.01	.07	.02	.04
Net realized and unrealized gain (loss) on investment transactions	(.21)	1.71	2.11	(.86)
Total from investment operations	(.20)	1.78	2.13	(.82)
Less distributions from: Net investment income	(.05)	(.01)	(.02)	—
Net realized gains on investment transactions	(.58)	(.01)	—	—
Total distributions	(.63)	(.02)	(.02)	—
Net asset value, end of period	$ 11.15	$ 11.98	$ 10.22	$ 8.11
Total Return (%)[d]	(1.58)**	17.40	26.35	(9.18)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	34	13.3
Ratio of expenses before expense reductions (%)	1.65*	1.79	2.32	2.96*
Ratio of expenses after expense reductions (%)	1.53*	1.52	1.54	1.40*
Ratio of net investment income (loss) (%)	.20*	.67	.28	.87*
Portfolio turnover rate (%)	76*	54	40	7

a For the six months ended June 30, 2005 (Unaudited).

b For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on average shares outstanding during the period.

d Total return would have been lower had certain expenses not been reduced.

* Annualized ** Not annualized

The accompanying notes are an integral part of the financial statements.

Information About Your Portfolio's Expenses

SVS Oak Strategic Equity Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 908.10	$ 905.70
Expenses Paid per $1,000*	$ 5.39	$ 7.13
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,019.14	$ 1,017.31
Expenses Paid per $1,000*	$ 5.71	$ 7.55

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Oak Strategic Equity Portfolio	1.14%	1.51%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

The accompanying notes are an integral part of the financial statements.

Management Summary June 30, 2005

SVS Oak Strategic Equity Portfolio

For the six-month period ended June 30, 2005, the portfolio returned -9.19% (Class A shares, unadjusted for contract charges), as compared to its benchmark, the Russell 1000 Growth Index, which declined 1.72% for the six-month period ended June 30, 2005. The year-to-date underperformance can be attributed in large part to an overweight in the technology sector and an underweight in energy-related stocks. Energy continued to perform well during the first half of the year, as oil reached highs of $61 a barrel. Oak Associates does not manage the portfolio in relationship to a benchmark and, therefore, did not automatically have exposure to energy. Oak has continued to avoid the sector, maintaining the belief that its performance is tied to the short-term inflation of commodities  — which is inconsistent with our three- to five-year investment time horizon.

While on-line retailer eBay, Inc. was a significant contributor to performance in 2004, the company detracted from performance in the first half of 2005. Although eBay issued solid guidance early in the year, investors were expecting more. The less-than-anticipated earnings was a result of the company's plan to significantly increase capital spending on its infrastructure buildup, particularly in China and its PayPal division. Another detractor included Symbol Technologies, Inc. Symbol had a disappointing second quarter, during which the company lowered revenue guidance on two separate occasions, related to weakness in Europe and the retail end market. The Radio Frequency Identification (RFID) market continues to be a bright spot for Symbol, and its cash flow is strong. We continue to hold both companies in the portfolio, in light of our expectations for their long-term growth potential.

Stock selection within the health care, financials and the technology sectors contributed positively to performance. Affymetrix, Inc. and Medtronic, Inc. were health care standouts in the portfolio for the first half. Gene chip maker, Affymetrix continued to dominate the personalized medicine market and announced plans to acquire ParAllele BioScience, Inc. during the year. Medtronic helped performance as well, showing strength in its defibrillators, spinal products and the diabetes care market segments over the period, and we continue to hold the company for its high-quality medical technology franchise that focuses on reaching unmet medical needs. IT-services provider Cognizant Technology Solutions Corp. had another strong quarter during the reporting period and continues to benefit from the trend toward outsourcing.

James D. Oelschlager

Portfolio Manager
Oak Associates, Ltd., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The portfolio may concentrate investments in specific sectors, which creates special risk considerations. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index which consists of those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Oak Strategic Equity Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Information Technology	52%	56%
Health Care	17%	15%
Financials	15%	14%
Industrials	10%	6%
Consumer Discretionary	6%	9%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 76. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

SVS Oak Strategic Equity Portfolio

	Shares	Value ($)

Common Stocks 99.0%
Consumer Discretionary 6.0%
Household Durables 1.6%
Harman International Industries, Inc.	15,200	1,236,672
Internet & Catalog Retail 4.4%
eBay, Inc.*	103,700	3,423,137
Financials 15.2%
Capital Markets 6.6%
Charles Schwab Corp.	451,400	5,091,792
Consumer Finance 4.5%
MBNA Corp.	133,400	3,489,744
Diversified Financial Services 4.1%
Citigroup, Inc.	67,500	3,120,525
Health Care 16.6%
Biotechnology 8.9%
Affymetrix, Inc.* (e)	57,000	3,074,010
Amgen, Inc.*	63,000	3,808,980
		6,882,990
Health Care Equipment & Supplies 4.2%
Medtronic, Inc.	63,000	3,262,770
Pharmaceuticals 3.5%
Pfizer, Inc.	96,200	2,653,196
Industrials 9.6%
Air Freight & Logistics 3.7%
United Parcel Service, Inc. "B"	41,400	2,863,224
Electrical Equipment 2.2%
Rockwell Automation, Inc.	34,000	1,656,140
Machinery 3.7%
Caterpillar, Inc.	29,900	2,849,769
Information Technology 51.6%
Communications Equipment 12.1%
Cisco Systems, Inc.*	174,600	3,336,606
Juniper Networks, Inc.*	134,900	3,396,782
QUALCOMM, Inc.	80,000	2,640,800
		9,374,188
	Shares	Value ($)

Computers & Peripherals 12.9%
Avid Technology, Inc.* (e)	33,000	1,758,240
Dell, Inc.*	105,900	4,184,109
EMC Corp.*	292,600	4,011,546
		9,953,895
Electronic Equipment & Instruments 1.5%
Symbol Technologies, Inc.	114,300	1,128,141
IT Consulting & Services 4.1%
Cognizant Technology Solutions Corp. "A"*	67,500	3,181,275
Semiconductors & Semiconductor Equipment 12.4%
Applied Materials, Inc.	193,400	3,129,212
Linear Technology Corp.	93,100	3,415,839
Maxim Integrated Products, Inc.	79,050	3,020,501
		9,565,552
Software 8.6%
Electronic Arts, Inc.*	70,000	3,962,700
Symantec Corp.*	122,000	2,652,280
		6,614,980
Total Common Stocks (Cost $72,046,394)		76,347,990

Securities Lending Collateral 5.3%
Scudder Daily Assets Fund Institutional, 3.19% (c) (d) (Cost $4,067,505)	4,067,505	4,067,505

Cash Equivalents 1.1%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $834,710)	834,710	834,710
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $76,948,609) (a)	105.4	81,250,205
Other Assets and Liabilities, Net	(5.4)	(4,126,946)
Net Assets	100.0	77,123,259
Notes to SVS Oak Strategic Equity Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $76,943,009. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $4,307,196. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,299,622 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,992,426.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005 amounted to $3,955,306, which is 5.1% of net assets.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $72,046,394) — including $3,955,306 of securities loaned	$ 76,347,990
Investment in Scudder Daily Assets Fund Institutional (cost $4,067,505)*	4,067,505
Investment in Scudder Cash Management QP Trust (cost $834,710)	834,710
Total investments in securities, at value (cost $76,948,609)	81,250,205
Dividends receivable	24,824
Interest receivable	1,929
Receivable for Portfolio shares sold	78,236
Other assets	1,526
Total assets	81,356,720
Liabilities
Payable for Portfolio shares redeemed	50,988
Payable upon return of securities loaned	4,067,505
Accrued management fee	65,272
Other accrued expenses and payables	49,696
Total liabilities	4,233,461
Net assets, at value	$ 77,123,259
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(192,369)
Net unrealized appreciation (depreciation) on investments	4,301,596
Accumulated net realized gain (loss)	(11,103,924)
Paid-in capital	84,117,956
Net assets, at value	$ 77,123,259
Class A Net Asset Value, offering and redemption price per share ($57,376,915 ÷ 9,098,642 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.31
Class B Net Asset Value, offering and redemption price per share ($19,746,344 ÷ 3,164,384 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.24

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends	$ 301,100
Interest — Scudder Cash Management QP Trust	7,252
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	1,688
Total Income	310,040
Expenses: Management fee	382,799
Custodian and accounting fees	37,198
Distribution service fees (Class B)	24,723
Record keeping fees (Class B)	12,128
Auditing	21,459
Legal	6,079
Trustees' fees and expenses	1,162
Reports to shareholders	8,057
Interest expense	160
Other	2,911
Total expenses, before expense reductions	496,676
Expense reductions	(549)
Total expenses, after expense reductions	496,127
Net investment income (loss)	(186,087)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(175,722)
Net unrealized appreciation (depreciation) during the period on investments	(8,098,714)
Net gain (loss) on investment transactions	(8,274,436)
Net increase (decrease) in net assets resulting from operations	$ (8,460,523)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ (186,087)	$ 9,115
Net realized gain (loss) on investment transactions	(175,722)	(429,310)
Net unrealized appreciation (depreciation) during the period on investment transactions	(8,098,714)	935,994
Net increase (decrease) in net assets resulting from operations	(8,460,523)	515,799
Distributions to shareholders from: Net investment income
Class A	(9,542)	—
Portfolio share transactions: Class A Proceeds from shares sold	956,064	11,773,909
Reinvestment of distributions	9,542	—
Cost of shares redeemed	(8,014,363)	(16,798,283)
Net increase (decrease) in net assets from Class A share transactions	(7,048,757)	(5,024,374)
Class B Proceeds from shares sold	1,830,253	12,325,908
Cost of shares redeemed	(1,699,351)	(1,539,908)
Net increase (decrease) in net assets from Class B share transactions	130,902	10,786,000
Increase (decrease) in net assets	(15,387,920)	6,277,425
Net assets at beginning of period	92,511,179	86,233,754
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income and of $192,369 and $3,260, respectively)	$ 77,123,259	$ 92,511,179
Other Information
Class A Shares outstanding at beginning of period	10,189,476	11,043,224
Shares sold	151,832	1,718,999
Shares issued to shareholders in reinvestment of distributions	1,534	—
Shares redeemed	(1,244,200)	(2,572,747)
Net increase (decrease) in Portfolio shares	(1,090,834)	(853,748)
Shares outstanding at end of period	9,098,642	10,189,476
Class B Shares outstanding at beginning of period	3,140,946	1,533,571
Shares sold	291,489	1,851,499
Shares redeemed	(268,051)	(244,124)
Net increase (decrease) in Portfolio shares	23,438	1,607,375
Shares outstanding at end of period	3,164,384	3,140,946

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.95	$ 6.86	$ 4.58	$ 7.60	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	.01	(.03)	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.63)	.08	2.31	(3.00)	(2.38)
Total from investment operations	(.64)	.09	2.28	(3.02)	(2.40)
Less distributions from: Net investment income	.00[e]	—	—	—	—
Net asset value, end of period	$ 6.31	$ 6.95	$ 6.86	$ 4.58	$ 7.60
Total Return (%)	(9.19)**	1.31	49.78	(39.74)	(24.00)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	71	76	41	44
Ratio of expenses before expense reductions (%)	1.14*	1.10	1.13	.96	1.44*
Ratio of expenses after expense reductions (%)	1.14*	1.10	1.13	.96	1.15*
Ratio of net investment income (loss) (%)	(.37)*	.08	(.48)	(.30)	(.43)*
Portfolio turnover rate (%)	7*	39	6	16	3*

a For the six months ended June 30, 2005 (Unaudited).

b For the period from May 1, 2001 (commencement of operations of Class A) to December 31, 2001.

c Based on average shares outstanding during the period.

d Total return would have been lower had certain expenses not been reduced.

e Amount is less than $.005.

* Annualized

** Not annualized

Class B

Years Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.89	$ 6.83	$ 4.58	$ 5.04
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	(.02)	(.06)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.63)	.08	2.31	(.44)
Total from investment operations	(.65)	.06	2.25	(.46)
Net asset value, end of period	$ 6.24	$ 6.89	$ 6.83	$ 4.58
Total Return (%)	(9.43)**	.88	49.13	(9.13)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	22	10.4
Ratio of expenses (%)	1.51*	1.49	1.52	1.21*
Ratio of net investment income (loss) (%)	(.74)*	(.20)	(.87)	(.68)*
Portfolio turnover rate (%)	7*	39	6	16

a For the six months ended June 30, 2005 (Unaudited).

b For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on average shares outstanding during the period.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

SVS Turner Mid Cap Growth Portfolio

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended June 30, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,005.10	$ 1,002.00
Expenses Paid per $1,000*	$ 5.72	$ 7.59
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,019.09	$ 1,017.21
Expenses Paid per $1,000*	$ 5.76	$ 7.65

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
Scudder Variable Series II — SVS Turner Mid Cap Growth Portfolio	1.15%	1.53%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2005

SVS Turner Mid Cap Growth Portfolio

For the first half of 2005, SVS Turner Mid Cap Growth Portfolio returned 0.51% (Class A shares, unadjusted for contract charges) versus 1.70% for the Russell Midcap® Growth Index. Three phenomena served as share-price dampeners: rising interest rates, rising oil prices and sporadically rising inflation. The Federal Reserve Board (the Fed) boosted short-term rates to 3.25%. Oil prices rose about 40%, at one point in June hitting a 22-year high of $60.54 a barrel. At various times, the consumer price index rose at an annual rate of 3% — far from catastrophic but nonetheless higher than it had been for some time. The fear was that upticks in interest rates, oil prices and inflation would depress consumer spending, business investment, corporate profits and, consequently, stock prices.

Growth-oriented holdings in the consumer discretionary and utilities/communication sectors contributed the most to performance. Stocks that did especially well were in the apparel/footwear, wireless telecommunications and newspaper publishing industries. The biggest detractor from performance was the portfolio's large weighting in health care stocks. Stocks that fared poorly included holdings in the biotechnology and pharmaceutical industries.

We believe investors will gradually realize that stocks are reasonably valued, especially in relation to bonds, and that earnings should be satisfactory. We've seen a pattern over the past several quarters of companies exceeding Wall Street's earnings expectations. Those expectations have been modest and thus capable of being exceeded. If earnings keep coming in above the targets, then we believe that the market should respond positively, as it has in the past.

Christopher K. McHugh
William C. McVail
Robert E. Turner

Portfolio Managers
Turner Investment Partners, Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Stocks of medium-sized companies involve greater risks than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read this portfolio's prospectus for specific details regarding its investments and risk profile.

Russell Midcap® Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

SVS Turner Mid Cap Growth Portfolio

Asset Allocation (Excludes Securities Lending Collateral)	6/30/05	12/31/04

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Information Technology	25%	31%
Consumer Discretionary	23%	18%
Health Care	19%	19%
Industrials	9%	11%
Financials	8%	9%
Energy	7%	5%
Telecommunication Services	3%	2%
Consumer Staples	3%	2%
Materials	2%	3%
Utilities	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 85. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to scudder.com on the 15th of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2005 (Unaudited)

SVS Turner Mid Cap Growth Portfolio

	Shares	Value ($)

Common Stocks 98.2%
Consumer Discretionary 22.2%
Hotels Restaurants & Leisure 7.6%
Harrah's Entertainment, Inc.	20,080	1,447,166
MGM MIRAGE*	47,200	1,868,176
P.F. Chang's China Bistro, Inc.* (e)	12,310	726,044
Scientific Games Corp. "A"* (e)	43,460	1,170,378
Starwood Hotels & Resorts Worldwide, Inc.	32,560	1,907,039
Station Casinos, Inc.	16,590	1,101,576
The Cheesecake Factory, Inc.*	29,910	1,038,774
WMS Industries, Inc.* (e)	22,310	752,962
		10,012,115
Household Durables 3.8%
D.R. Horton, Inc.	22,810	857,884
Fortune Brands, Inc.	21,740	1,930,512
Lennar Corp. "A"	9,610	609,754
Tempur-Pedic International, Inc.* (e)	29,620	656,972
Toll Brothers, Inc.* (e)	8,600	873,330
		4,928,452
Media 1.5%
Getty Images, Inc.*	12,660	940,132
Sirius Satellite Radio, Inc.* (e)	151,840	983,923
		1,924,055
Multiline Retail 0.7%
Nordstrom, Inc.	13,150	893,805
Specialty Retail 6.0%
Advance Auto Parts, Inc.*	10,810	697,786
Bed Bath & Beyond, Inc.*	48,010	2,005,858
Chico's FAS, Inc.*	56,890	1,950,189
The Sherwin-Williams Co.	11,560	544,360
Urban Outfitters, Inc.* (e)	27,490	1,558,408
Williams-Sonoma, Inc.*	27,770	1,098,859
		7,855,460
Textiles, Apparel & Luxury Goods 2.6%
Coach, Inc.*	85,520	2,870,907
Polo Ralph Lauren Corp.	13,930	600,522
		3,471,429
Consumer Staples 2.5%
Beverages 0.8%
Constellation Brands, Inc. "A"*	36,300	1,070,850
Food & Staples Retailing 0.9%
Whole Foods Market, Inc.	9,960	1,178,268
Food Products 0.8%
Campbell Soup Co.	16,530	508,628
Dean Foods Co.*	14,850	523,314
		1,031,942
	Shares	Value ($)

Energy 6.6%
Energy Equipment & Services 2.8%
Diamond Offshore Drilling, Inc. (e)	14,530	776,338
Grant Prideco, Inc.*	35,180	930,511
National-Oilwell Varco, Inc.*	25,520	1,213,221
Tidewater, Inc.	17,120	652,614
		3,572,684
Oil, Gas & Consumable Fuels 3.8%
Peabody Energy Corp.	16,470	857,099
Range Resources Corp. (e)	55,470	1,492,143
Ultra Petroleum Corp.*	39,970	1,213,489
XTO Energy, Inc.	42,556	1,446,479
		5,009,210
Financials 8.3%
Banks 0.6%
City National Corp.	11,300	810,323
Capital Markets 3.9%
Jefferies Group, Inc.	18,870	714,984
Northern Trust Corp.	23,510	1,071,821
SEI Investments Co.	30,280	1,130,958
T. Rowe Price Group, Inc.	34,210	2,141,546
		5,059,309
Diversified Financial Services 1.8%
Affiliated Managers Group, Inc.* (e)	21,954	1,500,117
Ameritrade Holding Corp.*	49,950	928,570
		2,428,687
Insurance 0.5%
Fidelity National Financial, Inc.	18,410	657,053
Real Estate 1.5%
Host Marriott Corp. (REIT)	61,870	1,082,725
The St. Joe Co.	10,860	885,525
		1,968,250
Health Care 18.6%
Biotechnology 1.7%
Celgene Corp.* (e)	22,920	934,449
Genzyme Corp.*	20,500	1,231,845
		2,166,294
Health Care Equipment & Supplies 5.3%
Advanced Medical Optics, Inc.* (e)	21,610	858,997
Bausch & Lomb, Inc.	12,080	1,002,640
C.R. Bard, Inc.	29,110	1,936,106
Dade Behring Holdings, Inc.	23,010	1,495,880
Fisher Scientific International, Inc.*	16,770	1,088,373
INAMED Corp.*	8,480	567,906
		6,949,902
Health Care Providers & Services 9.1%
Community Health Systems, Inc.*	31,640	1,195,676
DaVita, Inc.*	20,670	940,072
Henry Schein, Inc.*	21,890	908,873
	Shares	Value ($)

Laboratory Corp. of America Holdings*	20,720	1,033,928
LifePoint Hospitals, Inc.*	12,700	641,604
Medco Health Solutions, Inc.*	12,790	682,474
PacifiCare Health Systems, Inc.*	21,260	1,519,027
Patterson Companies, Inc.* (e)	13,030	587,392
Triad Hospitals, Inc.*	14,710	803,754
WellChoice, Inc.*	20,360	1,414,409
WellPoint, Inc.*	32,060	2,232,659
		11,959,868
Pharmaceuticals 2.5%
Forest Laboratories, Inc.*	16,510	641,414
Kos Pharmaceuticals, Inc.* (e)	11,300	740,150
Sepracor, Inc.*	30,550	1,833,305
		3,214,869
Industrials 9.0%
Aerospace & Defense 1.3%
Goodrich Corp.	21,020	860,979
Precision Castparts Corp.	10,840	844,436
		1,705,415
Air Freight & Logistics 1.2%
C.H. Robinson Worldwide, Inc.	13,060	760,092
UTI Worldwide, Inc. (e)	12,260	853,541
		1,613,633
Commercial Services & Supplies 1.5%
Monster Worldwide, Inc.*	68,900	1,976,052
Construction & Engineering 0.4%
Fluor Corp.	8,850	509,671
Electrical Equipment 2.8%
American Power Conversion Corp.	30,530	720,203
AMETEK, Inc.	22,610	946,228
Roper Industries, Inc.	27,580	1,968,385
		3,634,816
Machinery 1.8%
Actuant Corp. "A"* (e)	15,270	732,044
Joy Global, Inc.	19,080	640,897
Pentair, Inc.	21,570	923,412
		2,296,353
Information Technology 25.0%
Communications Equipment 5.8%
ADTRAN, Inc.	22,170	549,594
Comverse Technologies, Inc.*	73,400	1,735,910
F5 Networks, Inc.*	37,070	1,751,001
Ixia* (e)	45,070	876,161
Juniper Networks, Inc.*	80,770	2,033,789
Tellabs, Inc.*	76,720	667,464
		7,613,919
Computers & Peripherals 1.3%
Avid Technology, Inc.*	32,110	1,710,821
Electronic Equipment & Instruments 1.8%
Cogent, Inc.* (e)	47,190	1,347,274
Flextronics International Ltd.*	73,290	968,161
		2,315,435
	Shares	Value ($)

Internet Software & Services 3.0%
CNET Networks, Inc.* (e)	65,770	772,140
Openwave Systems, Inc.* (e)	68,210	1,118,644
VeriSign, Inc.*	68,950	1,983,002
		3,873,786
IT Consulting & Services 2.7%
Alliance Data Systems Corp.*	15,380	623,813
Cognizant Technology Solutions Corp. "A"*	34,810	1,640,595
Global Payments, Inc.	17,920	1,214,976
		3,479,384
Semiconductors & Semiconductor Equipment 9.4%
Altera Corp.*	105,540	2,091,803
Analog Devices, Inc.	20,580	767,840
ASML Holding NV (New York Registered Shares)* (e)	39,760	622,642
Broadcom Corp. "A"*	55,750	1,979,682
Cypress Semiconductor Corp.* (e)	83,450	1,050,635
KLA-Tencor Corp.	40,440	1,767,228
Kulicke & Soffa Industries, Inc.* (e)	68,810	544,287
Lam Research Corp.*	32,700	946,338
Marvell Technology Group Ltd.*	28,990	1,102,779
National Semiconductor Corp.	44,290	975,709
Varian Semiconductor Equipment Associates, Inc.* (e)	12,690	469,530
		12,318,473
Software 1.0%
Amdocs Ltd.*	25,070	662,600
Take-Two Interactive Software, Inc.*	28,130	715,909
		1,378,509
Materials 2.5%
Chemicals 1.1%
Ashland, Inc.*	9,570	687,796
The Mosaic Co.*	49,680	773,021
		1,460,817
Construction Materials 0.4%
Vulcan Materials Co.	6,560	426,334
Containers & Packaging 0.5%
Owens-Illinois, Inc.*	27,360	685,368
Metals & Mining 0.5%
Allegheny Technologies, Inc.	29,470	650,108
Telecommunication Services 2.8%
Wireless Telecommunication Services
Alamosa Holdings, Inc.* (e)	89,160	1,239,324
Nextel Partners, Inc. "A"*	37,730	949,664
NII Holdings, Inc.* (e)	22,320	1,427,141
		3,616,129
Utilities 0.7%
Gas Utilities
Questar Corp.	14,620	963,458
Total Common Stocks (Cost $103,128,504)		128,391,306

	Shares	Value ($)

Securities Lending Collateral 14.1%
Scudder Daily Assets Fund Institutional, 3.19% (c) (d) (Cost $18,408,231)	18,408,231	18,408,231

Cash Equivalents 1.1%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $1,371,901)	1,371,901	1,371,901
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $122,908,636) (a)	113.4	148,171,438
Other Assets and Liabilities, Net	(13.4)	(17,457,573)
Net Assets	100.0	130,713,865
Notes to SVS Turner Mid Cap Growth Portfolio of Investments

* Non-income producing security.

(a) The cost for federal income tax purposes was $122,960,248. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $25,211,190. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,720,567 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $509,377.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005 amounted to $17,840,623, which is 13.6% of net assets.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $103,128,504) — including $17,840,623 of securities on loan	$ 128,391,306
Investment in Scudder Daily Assets Fund Institutional (cost $18,408,231)*	18,408,231
Investment in Scudder Cash Management QP Trust (cost $1,371,901)	1,371,901
Total Investments in securities, at value (cost $122,908,636)	148,171,438
Receivable for investments sold	2,006,980
Dividends receivable	30,882
Interest receivable	5,575
Receivable for Portfolio shares sold	2,126
Other assets	3,360
Total assets	150,220,361
Liabilities
Payable upon return of securities loaned	18,408,231
Payable for investments purchased	730,243
Payable for Portfolio shares redeemed	193,955
Accrued management fee	109,462
Other accrued expenses and payables	64,605
Total liabilities	19,506,496
Net assets, at value	$ 130,713,865
Net Assets
Net assets consist of: Accumulated net investment loss	(547,328)
Net unrealized appreciation (depreciation) on investments	25,262,802
Accumulated net realized gain (loss)	1,376,691
Paid-in capital	104,621,700
Net assets, at value	$ 130,713,865
Class A Net Asset Value, offering and redemption price per share ($107,541,501 ÷ 10,856,253 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.91
Class B Net Asset Value, offering and redemption price per share ($23,172,364 ÷ 2,364,704 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.80

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $316)	$ 224,172
Interest — Scudder Cash Management QP Trust	8,902
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	19,029
Total Income	252,103
Expenses: Management fee	655,559
Custodian and accounting fees	52,259
Distribution service fees (Class B)	28,481
Record keeping fees (Class B)	14,371
Auditing	22,178
Legal	7,162
Trustees' fees and expenses	2,363
Reports to shareholders	12,500
Other	4,976
Total expenses, before expense reductions	799,849
Expense reductions	(719)
Total expenses, after expense reductions	799,130
Net investment income (loss)	(547,027)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	5,525,786
Net unrealized appreciation (depreciation) during the period on investments	(4,816,518)
Net gain (loss) on investment transactions	709,268
Net increase (decrease) in net assets resulting from operations	$ 162,241

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income (loss)	$ (547,027)	$ (1,138,786)
Net realized gain (loss) on investment transactions	5,525,786	10,201,612
Net unrealized appreciation (depreciation) during the period on investment transactions	(4,816,518)	4,371,388
Net increase (decrease) in net assets resulting from operations	162,241	13,434,214
Portfolio share transactions: Class A Proceeds from shares sold	2,069,295	14,595,440
Cost of shares redeemed	(12,176,887)	(17,916,695)
Net increase (decrease) in net assets from Class A share transactions	(10,107,592)	(3,321,255)
Class B Proceeds from shares sold	1,764,073	9,964,790
Cost of shares redeemed	(1,990,214)	(2,100,980)
Net increase (decrease) in net assets from Class B share transactions	(226,141)	7,863,810
Increase (decrease) in net assets	(10,171,492)	17,976,769
Net assets at beginning of period	140,885,357	122,908,588
Net assets at end of period (including accumulated net investment loss of $547,328 and $301, respectively)	$ 130,713,865	$ 140,885,357
Other Information
Class A Shares outstanding at beginning of period	11,918,058	12,352,137
Shares sold	210,801	1,622,749
Shares redeemed	(1,272,606)	(2,056,828)
Net increase (decrease) in Portfolio shares	(1,061,805)	(434,079)
Shares outstanding at end of period	10,856,253	11,918,058
Class B Shares outstanding at beginning of period	2,386,654	1,499,883
Shares sold	184,721	1,126,297
Shares redeemed	(206,671)	(239,526)
Net increase (decrease) in Portfolio shares	(21,950)	886,771
Shares outstanding at end of period	2,364,704	2,386,654

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.86	$ 8.88	$ 5.98	$ 8.82	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.07)	(.06)	(.06)	(.04)
Net realized and unrealized gain (loss) on investment transactions	.09	1.05	2.96	(2.78)	(1.14)
Total from investment operations	.05	.98	2.90	(2.84)	(1.18)
Net asset value, end of period	$ 9.91	$ 9.86	$ 8.88	$ 5.98	$ 8.82
Total Return (%)	.51**	11.04	48.49	(32.20)	(11.80)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	108	118	110	61	48
Ratio of expenses before expense reductions (%)	1.15*	1.19	1.18	1.13	1.82*
Ratio of expenses after expense reductions (%)	1.15*	1.19	1.18	1.13	1.30*
Ratio of net investment income (loss) (%)	(.77)*	(.82)	(.90)	(.82)	(.76)*
Portfolio turnover rate (%)	132*	174	155	225	205*

a For the six months ended June 30, 2005 (Unaudited).

b For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

c Based on average shares outstanding during the period.

d Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B

Years Ended December 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.78	$ 8.84	$ 5.97	$ 6.60
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	(.10)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.07	1.04	2.96	(.61)
Total from investment operations	.02	.94	2.87	(.63)
Net asset value, end of period	$ 9.80	$ 9.78	$ 8.84	$ 5.97
Total Return (%)	.20**	10.63	48.07	(9.55)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	23	13.6
Ratio of expenses (%)	1.53*	1.56	1.57	1.38*
Ratio of net investment income (loss) (%)	(1.15)*	(1.19)	(1.29)	(.81)*
Portfolio turnover rate (%)	132*	174	155	225

a For the six months ended June 30, 2005 (Unaudited).

b For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

c Based on an average shares outstanding during the period.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Variable Series II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers thirty portfolios (the "portfolio(s)"), including four portfolios that invest primarily in existing Scudder Portfolios ("Underlying Portfolios"). Each Underlying Portfolio's accounting policies and investment holdings are outlined in the Underlying Portfolio's financials statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Trust offers two classes of shares (Class A shares and Class B shares) except Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio, which offer Class B shares only. Sales of Class B shares are subject to record keeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25%, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 fee and record keeping fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Investments in securities and Underlying Portfolios are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Portfolios. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Investments in the Underlying Portfolios are valued at the net asset value per share of each class of the Underlying Portfolios as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Portfolios may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Trust are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the portfolios, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the portfolios have the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the portfolios' claims on the collateral may be subject to legal proceedings.

Securities Lending. Each portfolio, except Scudder Money Market Portfolio, Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio, Scudder Income & Growth Strategy Portfolio, Scudder Mercury Large Cap Core Portfolio and Scudder Templeton Foreign Value Portfolio, may lend securities to financial institutions. The portfolios retain beneficial ownership of the securities they have loaned and continue to receive interest and dividends paid by the securities and to participate in any changes in their market value. The portfolio requires the borrowers of the securities to maintain collateral with the portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The portfolios receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral net fees paid to a lending agent. Either the portfolios or the borrower may terminate the loan. The portfolios are subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Company may buy or sell credit default swap contracts to seek to increase the Company's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Company would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Company. In return, the Company would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Company would keep the stream of payments and would have no payment obligations. The Company may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Company would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Company in the event of a default. When the Company sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Company.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Scudder Strategic Income Portfolio, as the protection buyer, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Scudder Strategic Income Portfolio, as the protection seller, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Company receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the portfolio if the option is exercised. The portfolios may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the portfolio writes a covered call option, the portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the portfolio writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The portfolios may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the portfolio. When entering into a closing transaction, the portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The portfolios may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Loan Participations/Assignments. The Portfolios may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Portfolios invest in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Portfolios having a contractual relationship only with the Lender, not with the sovereign borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which they are entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolios will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolios assume the credit risk of both the borrower and the Lender that is selling the Participation.

Mortgage Dollar Rolls. Scudder Fixed Income Portfolio, Scudder Government & Agency Securities Portfolio and Scudder Total Return Portfolio entered into mortgage dollar rolls in which each portfolio sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. Each portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by each portfolio because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to each portfolio. For example, while each portfolio receives compensation as consideration for agreeing to repurchase the security, each portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by each portfolio, thereby effectively charging each portfolio interest on its borrowings. Further, although each portfolio can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of each portfolio's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before each portfolio is able to repurchase them. There can be no assurance that each portfolio's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. Several of the portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until payment takes place. At the time the portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The portfolios' policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the portfolios paid no federal income taxes and no federal income tax provision was required.

At December 31, 2004, the following portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward ($)	Expiration Date
Scudder Aggressive Growth Portfolio	662,000	12/31/2008
	5,489,000	12/31/2009
	8,989,000	12/31/2010
	23,998,000	12/31/2011
Scudder Blue Chip Portfolio	16,525,000	12/31/2010
Scudder Global Blue Chip Portfolio	2,280,000	12/31/2010
	2,456,000	12/31/2011
Scudder High Income Portfolio	4,823,000	12/31/2007
	16,114,000	12/31/2008
	22,935,000	12/31/2009
	55,108,000	12/31/2010
	13,877,000	12/31/2011
Scudder International Select Equity Portfolio*	1,217,000	12/31/2008
	23,867,000	12/31/2009
	20,015,000	12/31/2010
	4,400,000	12/31/2011
Scudder Large Cap Value Portfolio	6,183,000	12/31/2008
	11,765,000	12/31/2010
	6,438,000	12/31/2011
Scudder Small Cap Growth Portfolio	73,835,000	12/31/2009
	62,668,000	12/31/2010
Scudder Technology Growth Portfolio	1,211,000	12/31/2008
	94,141,000	12/31/2009
	93,499,000	12/31/2010
	71,516,000	12/31/2011
Scudder Total Return Portfolio	21,387,000	12/31/2009
	8,813,000	12/31/2010
	46,269,000	12/31/2011
SVS Davis Venture Value Portfolio	127,000	12/31/2009
	4,386,000	12/31/2010
	1,390,000	12/31/2011
	1,088,000	12/31/2012
SVS Dreman Financial Services Portfolio	743,000	12/31/2009
	2,479,000	12/31/2010
	2,101,000	12/31/2011
SVS Dreman High Return Equity Portfolio	11,267,000	12/31/2010
	8,043,000	12/31/2011
SVS Index 500 Portfolio	448,000	12/31/2008
	3,267,000	12/31/2009
	9,116,000	12/31/2010
	3,518,000	12/21/2011
	4,052,000	12/31/2012
SVS INVESCO Dynamic Growth Portfolio	2,320,000	12/31/2010
	377,000	12/31/2011
SVS Janus Growth And Income Portfolio	12,514,000	12/31/2009
	29,907,000	12/31/2010
	6,934,000	12/31/2011
SVS Janus Growth Opportunities Portfolio	130,000	12/31/2008
	31,299,000	12/31/2009
	42,499,00	12/31/2010
	19,473,000	12/31/2011
SVS Oak Strategic Equity Portfolio	322,000	12/31/2009
	4,401,000	12/31/2010
	2,522,000	12/31/2011
	3,689,000	12/31/2012
SVS Turner Mid Cap Growth Portfolio	3,770,000	12/31/2010
* Certain of these losses may be subject to limitations under Section 381-383 of the Internal Revenue Code.

For the period from November 1, 2004 through December 31, 2004, the following portfolios incurred approximate net realized capital losses as follows:

Portfolio	Net Realized Capital Loss ($)
Scudder Aggressive Growth Portfolio	12,000
Scudder Fixed Income Portfolio	827,000
Scudder Strategic Income Portfolio	266,000
SVS Davis Venture Value Portfolio	576,000
SVS Dreman Financial Services Portfolio	330,000

As permitted by tax regulations, the portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2005.

Distribution of Income and Gains. Distributions of net investment income, if any, for all portfolios except the Scudder Money Market Portfolio, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the portfolio if not distributed and, therefore, will be distributed to shareholders at least annually. All of the net investment income of the Scudder Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the portfolio.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses arising in connection with a specific portfolio are allocated to that portfolio. Trust expenses are allocated between the portfolios in proportion to their relative net assets.

Offering Costs. Offering costs for Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio, Scudder Income & Growth Strategy Portfolio, Scudder Mercury Large Cap Core Portfolio and Scudder Templeton Foreign Value Portfolio were paid in connection with the offering of shares and are being amortized over one year.

Contingencies. In the normal course of business, the Portfolios may enter into contracts with service providers that contain general indemnification clauses. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet been made. However, based on experience, the Portfolios expect the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for all portfolios, with the exception of securities in default of principal. Distributions of income and capital gains from the Underlying Portfolios are recorded on the ex-dividend date.

B. Investment Transactions

During the six months ended June 30, 2005, purchases and sales of investment transactions (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Proceeds from Sales ($)
Scudder Aggressive Growth Portfolio	25,043,770	27,861,335
Scudder Blue Chip Portfolio	455,554,881	450,873,779
Scudder Conservative Income Strategy Portfolio	8,420,858	1,547,696
Scudder Fixed Income Portfolio excluding US Treasury Obligations and mortgage dollar roll transactions	133,975,204	119,439,854
US Treasury Obligations	203,896,630	207,767,617
mortgage dollar roll transactions	25,067,546	24,452,433
Scudder Global Blue Chip Portfolio	31,729,396	26,533,920
Scudder Government & Agency Securities Portfolio excluding US Treasury Obligations and mortgage dollar roll transactions	310,780,555	260,685,659
US Treasury Obligations	45,353,144	45,426,758
mortgage dollar roll transactions	289,074,235	290,549,648
Scudder Growth Strategy Portfolio	54,465,681	7,960,320
Scudder Growth & Income Strategy Portfolio	54,475,809	4,043,947
Scudder High Income Portfolio	263,730,307	287,874,288
Scudder Income & Growth Strategy Portfolio	14,266,518	2,163,756
Scudder International Select Equity Portfolio	100,707,615	85,843,475
Scudder Large Cap Value Portfolio	63,358,115	82,588,009
Scudder Mercury Large Cap Core Portfolio	1,723,670	808,295
Scudder Small Cap Growth Portfolio	116,882,200	129,011,537
Scudder Strategic Income Portfolio	81,015,531	77,467,870
Scudder Technology Growth Portfolio	129,024,732	143,636,030
Scudder Templeton Foreign Value Portfolio	3,834,311	435,937
Scudder Total Return Portfolio excluding US Treasury Obligations and mortgage dollar roll transactions	381,077,290	346,886,713
US Treasury Obligations	129,189,395	124,710,835
mortgage dollar roll transactions	7,160,255	7,187,656
SVS Davis Venture Value Portfolio	30,054,164	2,652,228
SVS Dreman Financial Services Portfolio	17,814,584	27,482,795
SVS Dreman High Return Equity Portfolio	37,225,768	30,302,196
SVS Dreman Small Cap Value Portfolio	177,405,748	180,996,732
SVS Index 500 Portfolio	26,121,508	41,439,201
SVS INVESCO Dynamic Growth Portfolio	24,726,471	25,784,025
SVS Janus Growth And Income Portfolio	30,611,534	39,126,042
SVS Janus Growth Opportunities Portfolio	32,616,774	23,801,500
SVS MFS Strategic Value Portfolio	17,851,099	17,786,257
SVS Oak Strategic Equity Portfolio	2,991,453	10,473,351
SVS Turner Mid Cap Growth Portfolio	87,027,058	99,525,773

For the six months ended June 30, 2005, transactions for written options on securities were as follows for the Scudder Technology Growth Portfolio:

	Contract Amounts	Premium ($)
Beginning of period	2,074	332,731
Written	17,196	2,011,354
Closed	(6,263)	(1,020,570)
Exercised	(5,642)	(672,327)
Expired	(4,466)	(395,994)
End of period	2,899	255,194

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the portfolios in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the portfolios. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Accordingly, for the six months ended June 30, 2005, the fees pursuant to the Management Agreement were equivalent to the annualized effective rates shown below of the portfolios' average daily net assets:

Portfolio	Annual Management Fee Rate
Scudder Blue Chip Portfolio	0.65%
Scudder Fixed Income Portfolio	0.60%
Scudder Government & Agency Securities Portfolio	0.55%
Scudder High Income Portfolio	0.60%
Scudder International Select Equity Portfolio	0.75%
Scudder Large Cap Value Portfolio	0.75%
Scudder Small Cap Growth Portfolio	0.65%
Scudder Strategic Income Portfolio	0.65%
SVS Dreman Small Cap Value Portfolio	0.75%
SVS Index 500 Portfolio	0.20%

For the period January 1, 2005 through May 1, 2005, the Scudder Total Return Portfolio paid a monthly investment management fee of 0.55%, based on the average daily net assets of the portfolio.

Effective May 2, 2005, the Scudder Total Return Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.470%
next $750 million	0.445%
over $1 billion	0.410%

Accordingly, for the six months ended June 30, 2005, the fee pursuant to the Management Agreement was equivalent to the annualized effective rate of 0.51% of the Scudder Total Return Portfolio's average daily net assets.

For the six months ended June 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS Index 500 Portfolio to the extent necessary to maintain the annual expenses of Class A at 0.377% and Class B at 0.627% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the six months ended June 30, 2005, the Advisor waived $13,907 of other expenses.

The Scudder Money Market Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$215 million	0.500%
next $335 million	0.375%
next $250 million	0.300%
over $800 million	0.250%

Accordingly, for the six months ended June 30, 2005, the fee pursuant to the Management Agreement was equivalent to the annualized effective rate of 0.46% of the Scudder Money Market Portfolio's average daily net assets.

The Scudder Aggressive Growth Portfolio, Scudder Technology Growth Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.75%
next $750 million	0.72%
next $1.5 billion	0.70%
next $2.5 billion	0.68%
next $2.5 billion	0.65%
next $2.5 billion	0.64%
next $2.5 billion	0.63%
over $12.5 billion	0.62%

For the six months ended June 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the Scudder Aggressive Growth Portfolio to the extent necessary to maintain the annual expenses of Class A at 0.95% and Class B at 1.35%. (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). For the six months ended June 30, 2005, the Advisor waived $14,548 of management fees.

Accordingly, for the six months ended June 30, 2005, the fees pursuant to the Management Agreement were equivalent to the annualized effective rates shown below of the portfolios' average daily net assets:

Portfolio	Annualized Effective Rate
Scudder Aggressive Growth Portfolio	0.70%
Scudder Technology Growth Portfolio	0.75%
SVS Dreman Financial Services Portfolio	0.75%
SVS Dreman High Return Equity Portfolio	0.73%

SVS INVESCO Dynamic Growth Portfolio and SVS Turner Mid Cap Growth Portfolio each paid a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	1.000%
next $250 million	0.975%
next $500 million	0.950%
next $1.5 billion	0.925%
Over $2.5 billion	0.900%

For the six months ended June 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS INVESCO Dynamic Growth Portfolio to the extent necessary to maintain the annual expenses of Class A at 1.30% and Class B at 1.70% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). For the six months ended June 30, 2005, the Advisor waived $29,081 of management fees.

Accordingly, for the six months ended June 30, 2005, the fees pursuant to the Management Agreement were equivalent to the annualized effective rates shown below of the portfolios' average daily net assets:

Portfolio	Annualized Effective Rate
SVS INVESCO Dynamic Growth Portfolio	0.86%
SVS Turner Mid Cap Growth Portfolio	1.00%

SVS Davis Venture Value Portfolio, SVS Janus Growth And Income Portfolio, SVS Janus Growth Opportunities Portfolio and SVS Oak Strategic Equity Portfolio each paid a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $1.5 billion	0.875%
Over $2.5 billion	0.850%

Effective May 1, 2005, the SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio each pay a monthly investment management fee based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.750%
next $750 million	0.725%
next $1.5 billion	0.700%
Over $2.5 billion	0.675%

Accordingly, for the six months ended June 30, 2005, the fees pursuant to the Management Agreement were equivalent to the annualized effective rates shown below of the portfolios' average daily net assets:

Portfolio	Annualized Effective Rate
SVS Davis Venture Value Portfolio	0.94%
SVS Janus Growth And Income Portfolio	0.88%
SVS Janus Growth Opportunities Portfolio	0.88%
SVS Oak Strategic Equity Portfolio	0.95%

For the six months ended June 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS Oak Strategic Equity Portfolio to the extent necessary to maintain the annual expenses of Class A at 1.15% and Class B at 1.55% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings).

The Scudder Global Blue Chip Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annualized rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	1.00%
next $500 million	0.95%
next $750 million	0.90%
next $1.5 billion	0.85%
Over $3 billion	0.80%

Accordingly, for the six months ended June 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.00% of Scudder Global Blue Chip Portfolio's average daily net assets.

The SVS MFS Strategic Value Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annualized rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $500 million	0.825%
next $1 billion	0.800%
Over $2.5 billion	0.775%

For the six months ended June 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS MFS Strategic Value Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.15% and Class B at 1.55% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for six months ended June 30, 2005, the Advisor waived $28,241 of management fee and the fees pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.83% of the Portfolio's average daily net assets.

The Scudder Mercury Large Cap Core Portfolio pays a monthly investment management fee based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.900%
next $250 million	0.850%
next $500 million	0.800%
next $1 billion	0.750%
next $500 million	0.700%
Over $2.5 billion	0.650%

For the six months ended June 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the Scudder Mercury Large Cap Core Portfolio to the extent necessary to maintain the annual expenses of Class A at 1.00% and Class B at 1.20% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). For the six months ended June 30, 2005, the Advisor waived $8,145 of management fees.

Accordingly, for the six months ended June 30, 2005 the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.00% of Scudder Mercury Large Cap Core Portfolio's average daily net assets.

In addition, for the six months ended June 30, 2005, the Advisor waived $14,106 of other expenses.

The Scudder Templeton Foreign Value Portfolio pays a monthly investment management fee based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.900%
next $500 million	0.850%
next $1 billion	0.750%
next $500 million	0.700%
Over $2.5 billion	0.650%

For the six months ended June 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the Scudder Templeton Foreign Value Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.14% and Class B at 1.34% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). For the six months ended June 30, 2005, the Advisor waived $36,065 of management fees.

Accordingly, for the six months ended June 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.00% of Scudder Templeton Foreign Value Portfolio's average daily net assets.

In addition, for the six months ended June 30, 2005, the Advisor waived $2,072 of other expenses.

The Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio pays a monthly investment management fee based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$500 million	0.150%
next $500 million	0.140%
next $500 million	0.130%
next $1 billion	0.120%
Over $2.5 billion	0.110%

The Advisor has agreed to waive 0.05% of average daily net assets of the portfolio against the monthly investment management fee of Class B of the Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio. For the six months ended June 30, 2005, the Advisor waived $4,847, $15,891, $17,669 and $5,198 of management fees for the Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio, respectively.

Through April 30, 2006, the Advisor, underwriter and accounting agent have each contractually agreed to waive their respective fees and reimburse expenses of Class B of the Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio to the extent necessary to maintain the portfolio's direct operating expenses at 0.75% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest). For the six months ended June 30, 2005, the Advisor waived $2,750 and $10,984 of other expenses for the Scudder Conservative Income Strategy Portfolio and Scudder Income & Growth Strategy Portfolio, respectively.

Accordingly, for the six months ended June 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.00%, 0.10%, 0.10% and 0.10% of Scudder Conservative Income Strategy Portfolio's, Scudder Growth & Income Strategy Portfolio's, Scudder Growth Strategy Portfolio's and Scudder Income & Growth Strategy Portfolio's average daily net assets, respectively.

Scudder Conservative Income Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, Scudder Growth Strategy Portfolio and Scudder Income & Growth Strategy Portfolio do not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Portfolio. At June 30, 2005, the Scudder Portfolios held the following percentage of the Underlying Portfolios' outstanding shares as follows:

Portfolio	Scudder Fixed Income Portfolio
Scudder Growth & Income Strategy Portfolio	6%
Portfolio	Scudder Blue Chip Portfolio
Scudder Growth Strategy Portfolio	5%
Portfolio	SVS Janus Growth Opportunities Portfolio
Scudder Growth Strategy Portfolio	7%
Portfolio	SVS Templeton Foreign Value Portfolio
Scudder Growth Strategy Portfolio	31%
Portfolio	Scudder Fixed Income Portfolio
Scudder Growth Strategy Portfolio	5%
Portfolio	Scudder VIT Real Estate Portfolio
Scudder Conservative Income Strategy Portfolio	9%
Scudder Growth & Income Strategy Portfolio	35%
Scudder Growth Strategy Portfolio	48%
Scudder Income & Growth Strategy Portfolio	10%
Portfolio	SVS MFS Strategic Value Portfolio
Scudder Growth & Income Strategy Portfolio	6%
Scudder Growth Strategy Portfolio	15%

Deutsche Asset Management Investment Services Limited ("DeAMIS") serves as sub-advisor to the Scudder International Select Equity, Scudder Strategic Income and Scudder Total Return Portfolios and is paid by the Advisor for its services.

Dreman Value Management, L.L.C. serves as sub-advisor to the SVS Dreman Financial Services, SVS Dreman High Return Equity and SVS Dreman Small Cap Value Portfolios and is paid by the Advisor for its services.

INVESCO Institutional (N.A.) Inc. serves as sub-advisor to the SVS INVESCO Dynamic Growth Portfolio and is paid by the Advisor for its services. Effective August 1, 2005, Salomon Brothers Asset Management Inc. will become the sub-advisor to the Portfolio and the portfolio's name will be changed to Scudder Salomon Aggressive Growth Portfolio.

Janus Capital Management, L.L.C., formerly Janus Capital Corporation, serves as sub-advisor to the SVS Janus Growth And Income and SVS Janus Growth Opportunities Portfolios and is paid by the Advisor for its services.

Turner Investment Partners, Inc. serves as sub-advisor to the SVS Turner Mid Cap Growth Portfolio and is paid by the Advisor for its services.

Oak Associates, Ltd. serves as sub-advisor to the SVS Oak Strategic Equity Portfolio and is paid by the Advisor for its services.

Davis Selected Advisers, L.P., serves as sub-advisor to the SVS Davis Venture Value Portfolio and is paid by the Advisor for its services.

Massachusetts Financial Services Company ("MFS") serves as sub-advisor to the SVS MFS Strategic Value Portfolio and is paid by the Advisor for its services.

Northern Trust Investments, N.A. ("NTI") serves as sub-advisor to SVS Index 500 Portfolio and is paid by the Advisor for its services.

Fund Asset Management, L.P., a division of Merrill Lynch Investment Managers ("MLIM"), serves as sub-advisor to the Scudder Mercury Large Cap Core Portfolio and is paid by the Advisor for its services.

Templeton Investment Counsel L.L.C. serves as sub-advisor to the Scudder Templeton Foreign Value Portfolio and is paid by the Advisor for its services.

Service Provider Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each portfolio. In turn, SFAC has delegated certain fund accounting functions to a third-party service provider. For the six months ended June 30, 2005, SFAC received the following fee for its services for the following portfolios:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at June 30, 2005 ($)
Scudder Aggressive Growth Portfolio	29,032	—	3,911
Scudder Conservative Income Strategy Portfolio	25,938	20,061	—
Scudder Global Blue Chip Portfolio	47,605	—	5,515
Scudder Growth & Income Strategy Portfolio	41,443	—	10,713
Scudder Growth Strategy Portfolio	41,369	—	9,327
Scudder Income & Growth Strategy Portfolio	40,906	—	24,926
Scudder Mercury Large Cap Core Portfolio	20,788	20,788	—
Scudder Technology Growth Portfolio	39,687	—	6,909
Scudder Templeton Foreign Value Portfolio	23,310	23,310	—
SVS Davis Venture Value Portfolio	38,915	—	6,192
SVS Dreman Financial Services Portfolio	29,243	—	—
SVS Dreman High Return Equity Portfolio	63,813	—	9,592
SVS Index 500 Portfolio	78,192	—	13,886
SVS INVESCO Dynamic Growth Portfolio	44,305	—	5,753
SVS Janus Growth And Income Portfolio	34,935	—	5,229
SVS Janus Growth Opportunities Portfolio	30,808	—	6,463
SVS MFS Strategic Value Portfolio	35,932	—	4,285
SVS Oak Strategic Equity Portfolio	33,556	—	11,198
SVS Turner Mid Cap Growth Portfolio	43,686	—	7,549

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Investments Service Company ("SISC") receives a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2005, the Distribution Service Fee was as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at June 30, 2005 ($)
Scudder Aggressive Growth Portfolio	7,355	—	1,310
Scudder Blue Chip Portfolio	48,153	—	7,833
Scudder Conservative Income Strategy Portfolio	8,078	8,078	—
Scudder Fixed Income Portfolio	109,823	—	16,586
Scudder Global Blue Chip Portfolio	16,829	—	3,016
Scudder Government & Agency Securities Portfolio	60,246	—	9,965
Scudder Growth & Income Strategy Portfolio	79,454	—	17,921
Scudder Growth Strategy Portfolio	88,344	—	19,937
Scudder High Income Portfolio	68,995	—	11,193
Scudder Income & Growth Strategy Portfolio	25,988	17,529	—
Scudder International Select Equity Portfolio	60,905	—	10,162
Scudder Large Cap Value Portfolio	49,923	—	8,088
Scudder Mercury Large Cap Core Portfolio	1,608	380	—
Scudder Money Market Portfolio	65,674	—	11,268
Scudder Small Cap Growth Portfolio	37,559	—	7,392
Scudder Strategic Income Portfolio	27,695	—	4,162
Scudder Technology Growth Portfolio	18,303	—	3,004
Scudder Templeton Foreign Value Portfolio	4,257	887	—
Scudder Total Return Portfolio	40,693	—	6,647
SVS Davis Venture Value Portfolio	84,510	—	14,040
SVS Dreman Financial Services Portfolio	20,707	—	3,415
SVS Dreman High Return Equity Portfolio	148,083	—	24,968
SVS Dreman Small Cap Value Portfolio	88,706	—	14,457
SVS Index 500 Portfolio	79,807	—	17,515
SVS INVESCO Dynamic Growth Portfolio	8,972	—	1,423
SVS Janus Growth And Income Portfolio	33,296	—	5,579
SVS Janus Growth Opportunities Portfolio	10,018	—	1,716
SVS MFS Strategic Value Portfolio	41,028	—	10,823
SVS Oak Strategic Equity Portfolio	24,723	—	4,041
SVS Turner Mid Cap Growth Portfolio	28,481	—	4,729

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and regulatory filing services to the Portfolios. For the six months ended June 30, 2005, the amounts charged to the Portfolios by DeIM included in reports to shareholders were as follows:

Portfolio	Total Aggregated ($)	Unpaid at June 30, 2005 ($)
Scudder Aggressive Growth Portfolio	5,385	2,651
Scudder Blue Chip Portfolio	5,385	2,651
Scudder Conservative Income Strategy Portfolio	3,633	2,360
Scudder Fixed Income Portfolio	5,385	2,651
Scudder Global Blue Chip Portfolio	5,385	2,651
Scudder Government & Agency Securities Portfolio	5,385	2,651
Scudder Growth & Income Strategy Portfolio	3,633	2,360
Scudder Growth Strategy Portfolio	3,633	2,360
Scudder High Income Portfolio	5,385	2,651
Scudder Income & Growth Strategy Portfolio	3,633	2,360
Scudder International Select Equity Portfolio	3,924	2,651
Scudder Large Cap Value Portfolio	5,385	2,651
Scudder Mercury Large Cap Core Portfolio	3,924	2,651
Scudder Money Market Portfolio	5,385	2,651
Scudder Small Cap Growth Portfolio	5,385	2,651
Scudder Strategic Income Portfolio	5,385	2,651
Scudder Technology Growth Portfolio	5,385	2,651
Scudder Templeton Foreign Value Portfolio	3,924	2,651
Scudder Total Return Portfolio	5,385	2,651
SVS Davis Venture Value Portfolio	3,924	2,651
SVS Dreman Financial Services Portfolio	5,385	2,651
SVS Dreman High Return Equity Portfolio	5,385	2,651
SVS Dreman Small Cap Value Portfolio	5,385	2,651
SVS Index 500 Portfolio	5,385	2,651
SVS INVESCO Dynamic Growth Portfolio	3,924	2,651
SVS Janus Growth And Income Portfolio	3,924	2,651
SVS Janus Growth Opportunities Portfolio	3,924	2,651
SVS MFS Strategic Value Portfolio	3,924	2,651
SVS Oak Strategic Equity Portfolio	3,924	2,651
SVS Turner Mid Cap Growth Portfolio	3,924	2,651

Trustees' Fees and Expenses. The portfolios pay each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the portfolios may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Expense Reductions

For the six months ended June 30, 2005, the Advisor agreed to reimburse the Portfolios which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider in the following amounts:

Portfolio	Amount ($)
Scudder Aggressive Growth Portfolio	460
Scudder Blue Chip Portfolio	1,251
Scudder Fixed Income Portfolio	1,213
Scudder Global Blue Chip Portfolio	514
Scudder Government & Agency Securities Portfolio	1,289
Scudder High Income Portfolio	1,643
Scudder International Select Equity Portfolio	978
Scudder Large Cap Value Portfolio	1,240
Scudder Money Market Portfolio	1,207
Scudder Small Cap Growth Portfolio	994
Scudder Strategic Income Portfolio	542
Scudder Technology Growth Portfolio	988
Scudder Total Return Portfolio	2,245
SVS Davis Venture Value Portfolio	1,325
SVS Dreman Financial Services Portfolio	750
SVS Dreman High Return Equity Portfolio	2,926
SVS Dreman Small Cap Value Portfolio	1,913
SVS Index 500 Portfolio	1,473
SVS INVESCO Dynamic Growth Portfolio	403
SVS Janus Growth And Income Portfolio	918
SVS Janus Growth Opportunities Portfolio	725
SVS MFS Strategic Value Portfolio	431
SVS Oak Strategic Equity Portfolio	544
SVS Turner Mid Cap Growth Portfolio	700

In addition, the portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the portfolios' expenses. During the six months ended June 30, 2005, the portfolios' custodian fees were reduced under these arrangements as follows:

Portfolio	Amount ($)
Scudder Aggressive Growth Portfolio	20
Scudder Blue Chip Portfolio	116
Scudder Fixed Income Portfolio	729
Scudder Government & Agency Securities Portfolio	131
Scudder High Income Portfolio	2,881
Scudder Large Cap Value Portfolio	37
Scudder Mercury Large Cap Core Portfolio	10
Scudder Money Market Portfolio	24
Scudder Small Cap Growth Portfolio	110
Scudder Strategic Income Portfolio	376
Scudder Technology Growth Portfolio	98
Scudder Total Return Portfolio	1,041
SVS Davis Venture Value Portfolio	29
SVS Dreman High Return Equity Portfolio	179
SVS Dreman Small Cap Value Portfolio	368
SVS Index 500 Portfolio	23
SVS INVESCO Dynamic Growth Portfolio	41
SVS Janus Growth And Income Portfolio	47
SVS Janus Growth Opportunities Portfolio	26
SVS MFS Strategic Value Portfolio	16
SVS Oak Strategic Equity Portfolio	5
SVS Turner Mid Cap Growth Portfolio	19

G. Forward Foreign Currency Exchange Contracts

As of June 30, 2005, the following portfolios had entered into the following forward foreign currency exchange contracts resulting in the following:

Scudder High Income Portfolio
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
EUR	72,525	USD	97,784	9/9/2005	9,783
EUR	317,385	USD	413,203	9/9/2005	28,091
EUR	306,130	USD	396,326	9/27/2005	24,590
EUR	72,725	USD	93,041	9/27/2005	4,731
EUR	149,490	USD	181,656	9/27/2005	129
EUR	5,453,015	USD	6,906,762	11/18/2005	267,941
Total unrealized appreciation					$ 335,265
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
MXN	12,156,988	USD	1,078,254	11/10/2005	$ (27,507)
Scudder Strategic Income Portfolio		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
Contracts to Deliver
SEK	16,270,238	USD	2,276,959	7/22/05	$ 194,669
USD	4,337,187	AUD	5,749,948	7/22/05	141,350
USD	1,487,121	CHF	1,858,634	7/22/05	52,153
EUR	143,000	USD	187,919	7/28/05	14,701
EUR	961,000	USD	1,259,775	7/28/05	95,700
EUR	110,000	USD	142,340	7/28/05	9,095
USD	110,000	MXN	1,216,270	7/28/05	2,575
USD	138,000	ARS	403,374	8/26/05	1,315
USD	55,000	ARS	162,663	8/26/05	1,179
EUR	4,835	USD	6,519	9/9/05	652
EUR	48,089	USD	62,607	9/9/05	4,256
EUR	50,483	USD	62,027	9/27/05	725
EUR	402,792	USD	510,174	11/18/05	19,792
Total unrealized appreciation					$ 538,162
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
CAD	12,195,891	USD	9,784,305	7/22/2005	(167,055)
USD	956,786	EUR	742,000	7/22/2005	(58,176)
USD	2,816,465	EUR	2,300,000	7/22/2005	(31,013)
USD	1,582,000	JPY	169,985,900	7/22/2005	(46,175)
USD	2,721,688	JPY	284,000,000	7/22/2005	(155,743)
USD	1,025,641	JPY	110,000,000	7/22/2005	(31,790)
MXN	3,102,000	USD	273,619	7/28/2005	(10,496)
MXN	2,020,950	USD	180,000	7/28/2005	(7,055)
TRY	250,440	USD	178,758	7/28/2005	(7,759)
USD	243,086	EUR	200,000	7/28/2005	(823)
USD	225,000	EUR	178,222	7/28/2005	(9,117)
USD	190,692	EUR	157,000	7/28/2005	(516)
USD	180,000	PLN	593,136	7/28/2005	(2,706)
USD	190,000	PLN	631,997	7/28/2005	(1,090)
USD	184,187	RUB	5,102,000	7/28/2005	(6,302)
ARS	566,036	USD	190,520	8/26/2005	(4,973)
MXN	1,576,549	USD	139,830	11/10/2005	(3,565)
Total unrealized depreciation					$ (544,354)
Scudder Templeton Foreign Value Portfolio				Settlement Date	Unrealized Appreciation (US$)
Contracts to Deliver		In Exchange For
DKK	119,000	EUR	15,982	7/7/2005	$ 13
Scudder Total Return Portfolio		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
Contracts to Deliver
NZD	957,552	AUD	880,000	7/28/2005	$ 6,696
USD	674,670	CLP	399,000	7/28/2005	15,717
EUR	102,000	USD	133,123	7/28/2005	9,568
EUR	46,000	USD	55,876	7/28/2005	155
EUR	3,571,700	USD	4,415,656	7/28/2005	355,684
EUR	1,098,000	USD	1,426,873	7/28/2005	96,848
EUR	544,365	USD	708,700	7/28/2005	49,302
GBP	378,136	SEK	5,200,000	7/28/2005	15,625
GBP	4,025,000	USD	7,641,532	7/28/2005	437,864
GBP	12,000	USD	22,221	7/28/2005	744
GBP	384,026	JPY	74,900,000	7/28/2005	13,713
GBP	380,000	USD	680,546	7/28/2005	448
JPY	73,641,100	NZD	962,000	7/28/2005	13,159
JPY	74,000,000	USD	677,780	7/28/2005	8,811
KRW	590,000,000	USD	590,159	7/28/2005	19,861
KRW	120,000,000	USD	115,993	7/28/2005	3,887
NZD	681,000	USD	493,398	7/28/2005	20,878
NZD	3,389,000	USD	2,420,932	7/28/2005	69,435
SEK	5,100,000	EUR	554,733	7/28/2005	27,729
SEK	5,200,000	GBP	368,382	7/28/2005	4,569
TWD	18,400,000	USD	589,366	7/28/2005	8,808
EUR	62,568	USD	81,680	9/9/2005	5,661
EUR	14,505	USD	19,557	9/9/2005	1,956
EUR	45,300	USD	55,047	9/27/2005	39
EUR	489,852	USD	620,444	11/18/2005	24,069
Total unrealized appreciation					$ 1,211,226
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
USD	128,932	AUD	166,000	7/28/2005	$ (2,798)
USD	651,441	AUD	844,000	7/28/2005	(10,131)
USD	681,477	AUD	890,000	7/28/2005	(5,214)
USD	204,192	EUR	168,000	7/28/2005	(691)
USD	190,000	EUR	150,499	7/28/2005	(7,699)
SEK	5,100,000	EUR	554,733	7/28/2005	(9,560)
SEK	5,200,000	GBP	368,392	7/28/2005	(11,869)
USD	1,430,188	JPY	150,531,000	7/28/2005	(69,369)
GBP	384,026	JPY	74,900,000	7/28/2005	(23,910)
USD	706,538	KRW	710,000,000	7/28/2005	(20,247)
MXN	7,096,400	USD	631,187	7/28/2005	(25,645)
MXN	42,879,300	USD	3,865,104	7/28/2005	(167,950)
MXN	3,500,000	USD	314,975	7/28/2005	(8,978)
JPY	73,641,100	NZD	962,000	7/28/2005	(11,388)
AUD	880,000	NZD	957,552	7/28/2005	(10,953)
EUR	544,365	PLN	2,270,000	7/28/2005	(30,174)
GBP	378,136	SEK	5,200,000	7/28/2005	(25,780)
USD	243,937	SEK	1,706,000	7/28/2005	(25,239)
USD	1,206,835	SEK	8,510,000	7/28/2005	(115,907)
USD	697,418	SGD	1,140,000	7/28/2005	(20,508)
USD	682,266	SGD	1,130,000	7/28/2005	(11,294)
USD	598,569	TWD	18,400,000	7/28/2005	(18,011)
USD	12,712	EUR	9,670	9/9/2005	(979)
USD	218,251	MXN	2,460,710	11/10/2005	(5,568)
Total unrealized depreciation					$ (639,862)
SVS Janus Growth And Income Portfolio				Settlement Date	Unrealized Appreciation (US$)
Contracts to Deliver		In Exchange For
CHF	375,000	USD	306,535	7/1/2005	$ 13,584
CHF	555,000	USD	463,620	7/15/2005	30,052
CHF	25,000	USD	21,159	7/15/2005	1,630
EUR	1,490,000	USD	1,925,229	7/15/2005	121,175
CHF	925,000	USD	773,411	8/19/2005	48,865
Total unrealized appreciation					$ 215,306
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	200,000	USD	242,924	12/2/2005	$ (740)

Currency Abbreviations:

ARS	Argentine Peso	KRW	Korean Won
AUD	Australian Dollar	MXN	Mexican Peso
CAD	Canadian Dollar	NZD	New Zealand Dollar
CHF	Swiss Franc	RUB	Russian Ruble
CLP	Chilean Peso	SEK	Swedish Krona
DKK	Danish Krone	SGD	Singapore Dollar
EUR	Euro	TRY	New Turkish Lira
GBP	British Pound	TWD	Taiwanese Dollar
JPY	Japanese Yen	USD	United States Dollar
PLN	Polish Zloty

H. Ownership of the Portfolios

At June 30, 2005, the beneficial ownership in the portfolios was as follows:

Scudder Aggressive Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 61% and 31%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 82% and 17%.

Scudder Blue Chip Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 53% and 34%. Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 78%, 11% and 11%.

Scudder Conservative Income Strategy Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 54%, 36% and 10%.

Scudder Fixed Income Portfolio: One Participating Insurance Company was owner of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 35%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 83%.

Scudder Global Blue Chip Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 60% and 38%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 70% and 30%.

Scudder Government & Agency Securities Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 41%, 31% and 19%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 88%.

Scudder Growth & Income Strategy Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 77% and 23%.

Scudder Growth Strategy Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 82% and 17%.

Scudder High Income Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 38%, 32% and 26%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 80% and 19%.

Scudder Income & Growth Strategy Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 74% and 26%.

Scudder International Select Equity Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 42%, 28% and 26%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 61% and 39%.

Scudder Large Cap Value Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 42%, 34% and 16%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 82% and 18%.

Scudder Mercury Large Cap Core Portfolio: One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 100%. Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 38%, 34% and 28%.

Scudder Money Market Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 39%, 35% and 24%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 52% and 48%.

Scudder Small Cap Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 47%, 24% and 22%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 85% and 15%.

Scudder Strategic Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 54% and 43%. Two Participating Insurance Companies were owners of record of 10% or more of the outstanding Class B shares of the Portfolio, each owning 69% and 31%.

Scudder Technology Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 62% and 34%. Two Participating Insurance Companies were owners of record of 10% or more of the outstanding Class B shares of the Portfolio, each owning 81% and 17%.

Scudder Templeton Foreign Value Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 54% and 43%. Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 62%, 24% and 14%.

Scudder Total Return Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 39%, 26% and 17%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 76% and 24%.

SVS Davis Venture Value Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 76% and 22%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 74% and 15%.

SVS Dreman Financial Services Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 57% and 40%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 75% and 25%.

SVS Dreman High Return Equity Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 67% and 27%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 84% and 15%.

SVS Dreman Small Cap Value Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 57%, 28% and 13%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 76% and 18%.

SVS Index 500 Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 68% and 30%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 84% and 10%.

SVS INVESCO Dynamic Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 81% and 19%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 90%.

SVS Janus Growth And Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 70% and 29%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 85% and 15%.

SVS Janus Growth Opportunities Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 61% and 27%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 90%.

SVS MFS Strategic Value Portfolio: Four Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 45%, 20%, 15% and 14%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 88% and 12%.

SVS Oak Strategic Equity Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 80% and 19%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 81% and 19%.

SVS Turner Mid Cap Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 81% and 19%. Two Participating Insurance Companies were the owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 84% and 16%.

I. Line of Credit

The Trust and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The facility borrowing limit for each portfolio as a percent of net assets is as follows:

Portfolio	Facility Borrowing Limit
Scudder Aggressive Growth Portfolio	33%
Scudder Blue Chip Portfolio	33%
Scudder Conservative Income Strategy Portfolio	5%
Scudder Fixed Income Portfolio	33%
Scudder Global Blue Chip Portfolio	33%
Scudder Government & Agency Securities Portfolio	33%
Scudder Growth and Income Strategy Portfolio	5%
Scudder Growth Strategy Portfolio	5%
Scudder High Income Portfolio	33%
Scudder Income & Growth Strategy Portfolio	5%
Scudder International Select Equity Portfolio	33%
Scudder Large Cap Value Portfolio	33%
Scudder Mercury Large Cap Core Portfolio	33%
Scudder Money Market Portfolio	33%
Scudder Small Cap Growth Portfolio	33%
Scudder Strategic Income Portfolio	33%
Scudder Technology Growth Portfolio	5%
Scudder Total Return Portfolio	33%
SVS Davis Venture Value Portfolio	33%
SVS Dreman Financial Services Portfolio	33%
SVS Dreman High Return Equity Portfolio	33%
SVS Dreman Small Cap Value Portfolio	33%
SVS Index 500 Portfolio	33%
SVS INVESCO Dynamic Growth Portfolio	33%
SVS Janus Growth And Income Portfolio	33%
SVS Janus Growth Opportunities Portfolio	33%
SVS MFS Strategic Value Portfolio	33%
SVS Oak Strategic Equity Portfolio	33%
SVS Turner Mid Cap Growth Portfolio	33%

At June 30, 2005, the outstanding loan information was as follows:

	Loan Outstanding	Interest Expense	Average of Borrowings	Weighted Average Interest Rate
Scudder Government & Agency Securities Portfolio	$ 9,950,000	$ —	$ 9,950,000	3.94%
SVS Dreman Financial Services Portfolio	150,000	3,434	435,393	3.22%

J. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

K. Fund Merger

On March 9, 2005, the Trustees of the SVS Index 500 Portfolio approved, in principle, the merger of the Portfolio into Scudder VIT Equity 500 Index Fund, which is managed by the same portfolio manager. Completion of the merger is subject to a number of conditions, including final approval by the Portfolio's Trustees and approval by the shareholders of the Portfolio at a shareholder meeting expected to be held within approximately the next three months.

L. Acquisition of Assets

On April 29, 2005, the Scudder Small Cap Growth Portfolio acquired all of the net assets of Scudder Variable Series I 21st Century Growth Portfolio pursuant to a plan of reorganization approved by shareholders on April 20, 2005. The acquisition was accomplished by a tax-free exchange of 7,739,831 Class A shares and 1,627,657 Class B shares of the Scudder Variable Series I 21st Century Growth Portfolio, respectively, for 3,256,621 Class A shares and 680,062 Class B shares of the Scudder Small Cap Growth Portfolio, respectively, outstanding on April 29, 2005. Scudder Variable Series I 21st Century Growth Portfolio's net assets at that date of $45,435,834, including $4,404,910 of net unrealized appreciation, were combined with those of the Scudder Small Cap Growth Portfolio. The aggregate net assets of the Scudder Small Cap Growth Portfolio immediately before the acquisition were $209,671,733. The combined net assets of the Scudder Small Cap Growth Portfolio immediately following the acquisitions were $255,107,567.

On April 29, 2005, the Scudder Total Return Portfolio acquired all of the net assets of Scudder Variable Series I Balanced Portfolio pursuant to a plan of reorganization approved by shareholders on April 20, 2005. The acquisition was accomplished by a tax-free exchange of 10,773,456 Class A shares of the Scudder Variable Series I Balanced Portfolio for 5,591,767 Class A shares of the Total Return Portfolio outstanding on April 29, 2005. Scudder Variable Series I Balanced Portfolio's net assets at that date of $118,997,707, including $9,126,657 of net unrealized appreciation, were combined with those of the Scudder Total Return Portfolio. The aggregate net assets of the Scudder Total Return Portfolio immediately before the acquisition were $598,273,318. The combined net assets of the Scudder Total Return Portfolio immediately following the acquisitions were $717,271,025.

M. Other — Fixed Income Portfolio

Deutsche Bank has signed an agreement with Aberdeen Asset Management ("Aberdeen") to sell parts of the United Kingdom and Philadelphia-based asset management business of Deutsche Asset Management. This proposed sale, which is subject to regulatory approval, is not yet approved by the Board or shareholders. In the event the sale is approved, it is expected that Aberdeen, or an affiliate thereof, would become subadvisor to the fund.

Proxy Voting

A description of the Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Investment Management and Sub-Advisory Agreement Approvals

SVS Janus Growth And Income Portfolio

At its March 9, 2005 meeting, the Board considered a proposal by Deutsche Investment Management Americas Inc. (the "Advisor"), the investment adviser to the SVS Janus Growth And Income Portfolio (the "fund"), that the Board approve new management and sub-advisory fee schedules for the fund.

The Board, and the Independent Trustees, normally consider the renewal of the fund's investment management and sub-advisory agreements annually pursuant to a process that concludes at the Board's September Board meeting following a multi-month review process. In connection with its annual consideration of the investment management and sub-advisory agreements, the Board considered the following factors, among others, when determining whether to approve or continue the agreements:

the nature, extent and quality of the services provided by the Advisor and sub-advisor the investment performance of the fund and the Advisor and sub-advisor the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the fund the extent to which economies of scale would be realized as the fund grows whether fee levels reflect these economies of scale for the benefit of fund investors

In response to a request from the Independent Trustees, the Advisor submitted a proposal to reduce the investment management fees paid by the fund. The Advisor proposed that the annual investment management fees be 0.750% of average net assets up to $250 million, 0.725% of the next $750 million, 0.700% of the next $1.5 billion and 0.675% thereafter, and that the annual sub-advisory fees to be paid by the Advisor to the sub-advisor, Janus Capital Management, LLC ("Janus"), be reduced to 0.450% of average net assets up to $25 million, 0.400% of the next $125 million, 0.375% of the next $600 million and 0.350% thereafter. At its March 9, 2005 meeting, the Board considered the proposal, noting in particular the Advisor's representation that, notwithstanding the lower fee schedules, there would be no diminution in the quality or nature of the services provided by the Advisor and Janus to the fund. The Board concluded the fee reductions were appropriate. The Board therefore determined to approve the amended investment management and sub-advisory agreements to take effect on May 1, 2005. The Board is currently reviewing the amended management and sub-advisory agreements as part of its annual contract review process that will culminate at the Board's September 2005 meeting.

SVS Janus Growth Opportunities Portfolio

At its March 9, 2005 meeting, the Board considered a proposal by Deutsche Investment Management Americas Inc. (the "Advisor"), the investment adviser to the SVS Janus Growth Opportunities Portfolio (the "fund"), that the Board approve new management and sub-advisory fee schedules for the fund.

The Board, and the Independent Trustees, normally consider the renewal of the fund's investment management and sub-advisory agreements annually pursuant to a process that concludes at the Board's September Board meeting following a multi-month review process. In connection with its annual consideration of the investment management and sub-advisory agreements, the Board considered the following factors, among others, when determining whether to approve or continue the agreements:

the nature, extent and quality of the services provided by the Advisor and sub-advisor the investment performance of the fund and the Advisor and sub-advisor the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the fund the extent to which economies of scale would be realized as the fund grows whether fee levels reflect these economies of scale for the benefit of fund investors

In response to a request from the Independent Trustees, the Advisor submitted a proposal to reduce the investment management fees paid by the fund. The Advisor proposed that the annual investment management fees be 0.750% of average net assets up to $250 million, 0.725% of the next $750 million, 0.700% of the next $1.5 billion and 0.675% thereafter, and that the annual sub-advisory fees to be paid by the Advisor to the sub-advisor, Janus Capital Management, LLC ("Janus"), be reduced to 0.450% of average net assets up to $25 million, 0.400% of the next $125 million, 0.375% of the next $600 million and 0.350% thereafter. At its March 9, 2005 meeting, the Board considered the proposal, noting in particular the Advisor's representation that, notwithstanding the lower fee schedules, there would be no diminution in the quality or nature of the services provided by the Advisor and Janus to the fund. The Board concluded the fee reductions were appropriate. The Board therefore determined to approve the amended investment management and sub-advisory agreements to take effect on May 1, 2005. The Board is currently reviewing the amended management and sub-advisory agreements as part of its annual contract review process that will culminate at the Board's September 2005 meeting.

SVS INVESCO Dynamic Growth Portfolio

In connection with a proposed change in sub-advisor (from INVESCO Institutional (N.A.) Inc. ("INVESCO") to Salomon Brothers Asset Management Inc. ("SBAM")), discussed further below, at the Board of Trustees meeting on May 11, 2005, Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") proposed to the Board that the SVS INVESCO Dynamic Growth Portfolio (the "fund") adopt a "manager-of-managers" structure relating to its sub-advisory relationship. As part of the conversion to a "manager-of-managers" structure, DeIM proposed that a new investment management agreement with DeIM for the fund (the "New Agreement") be approved by the Board. As part of the change in sub-advisor, DeIM also proposed to lower its investment management fees to reflect the lower fees charged by SBAM.

The Board, and the Independent Trustees, normally consider the renewal of the fund's investment management and sub-advisory agreements annually pursuant to a process that concludes at the Board's September meeting following a multi-month review process. In connection with its last annual consideration of the current investment management agreement (the "Current Agreement") in September 2004, the Board considered the following factors, among others, in determining to continue the Agreement: (i) the nature, extent and quality of the services provided by the Advisor; (ii) the investment performance of the fund and the Advisor; (iii) the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of fund investors. In connection with the Board's consideration of the New Agreement, the Trustees took note of their previous considerations as well as considering that the management fee schedule proposed under the New Agreement is lower than the current fee schedule. In addition, the Board approved an amendment of the Current Agreement, effective August 1, 2005, to implement a new management fee schedule as of the date of the Interim Sub-Advisory Agreement, as discussed below. The Board also considered the Advisor's representation that there would be no diminution in services provided in connection with the amendment to the Current Agreement to reflect the new management fee schedule.

The Board approved the amendment to the Current Agreement at the May 11, 2005 meeting, and also approved the New Agreement and recommended its approval to shareholders. In approving the amendment to the Current Agreement and the New Agreement, the Board, including the Independent Trustees, reviewed materials from the Advisor relating to the proposed management fee and services to be provided as well as other information, and the Independent Trustees were advised by independent counsel regarding their duties in connection with contract approvals.

Nature, Extent and Quality of Services and Investment Performance. The Board reviewed the nature, extent and quality of the administrative, legal and other services provided by DeIM. The Board considered the size, education and experience of DeIM's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel. The Board also considered the nature, quality, cost and extent of administrative and shareholder services performed by DeIM and its affiliated companies. The Board noted that DeIM previously delegated to INVESCO, and would delegate to SBAM, responsibility for furnishing a continuous investment program for the fund, and making investment decisions with respect to the fund's assets. The Board considered DeIM's continuing responsibility to oversee whoever is serving as sub-advisor. The Board noted that the Advisor conducted an extensive search for a successor to INVESCO, performed extensive due diligence on the proposed successor, including retaining an independent entity to assess SBAM, and provided the Board with information on SBAM's investment approach. The Board also reviewed information regarding the SBAM Aggressive Growth Team, including the investment performance of a portfolio managed by the team in a strategy similar to that which SBAM will apply to the fund. Based on the information provided and the Board's familiarity with the Advisor, the Board concluded that the nature, extent and quality of the services provided by DeIM were appropriate.

Fees and Expenses. The Board considered the management fee rate proposed for the fund under the amendment to the Current Agreement and the New Agreement and the management fees of funds in a peer group considered by DeIM to be the fund's most direct peers in the variable annuity marketplace. The Board considered that the management fee rate under the amendment to the Current Agreement and the New Agreement was lower than the management fee rate under the Current Agreement. The Board considered the new spread between the management fee under the amendment to the Current Agreement and the New Agreement and the SBAM sub-advisory fee rate and reviewed an asset-weighted spread analysis for the new spread compared against the spread under the prior sub-advisory agreement with INVESCO. The Board considered that the new spread was lower. The Board also considered information provided by the Advisor on the impact of the new management fee schedule on the fund's overall expenses, and the expense caps to which the Advisor had agreed. The Board concluded that the management fee schedule was reasonable and appropriate in light of the quality of services provided by the Advisor and the spread it would receive.

Profitability. In connection with its annual consideration of the Current Agreement, the Board had considered the level of DeIM's profits with respect to the management of the fund, including a review of DeIM's methodology in allocating its costs to the management of the fund. The Board considered the profits realized by DeIM in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. The Board considered, in connection with the New Agreement, that any profitability achieved by the Advisor under the Current Agreement might be reduced because of the lower management fee rate. The Board concluded that the anticipated profitability of the New Agreement to the Advisor was reasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the fund and whether the fund benefits from any economies of scale. The Board considered whether the management fee rate under the amendment to the Current Agreement and the New Agreement is reasonable in relation to the asset size of the fund. The Board noted that the management fee included three breakpoints, designed to share economies of scale with the shareholders. The Board noted that the expense caps imposed by the Advisor for the one year period beginning May 1, 2005, which are to continue under the amendment to the Current Agreement and the New Agreement in a proportional amount, resulted in shareholders having an expense ratio that is lower than that to which they otherwise would have been subject. The Board concluded that the proposed management fee schedule reflected economies of scale that would benefit shareholders.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the fund and fees received by an affiliate of the Advisor for distribution services. The Board concluded that these fall-out benefits were reasonable in light of the services provided.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the amendment to the Current Agreement and of the New Agreement are fair and reasonable and that the amendment to the Current Agreement and the New Agreement are in the best interests of the fund.

Board Considerations for Interim and New Sub-Advisory Agreements

In March 2005, DeIM proposed to the Board that INVESCO, which then served as sub-advisor to the fund, be replaced as sub-advisor with SBAM. At a meeting held on May 11, 2005, the Board approved the termination of INVESCO upon 60 days' notice and the retention of SBAM as sub-advisor for the fund under an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") for up to 150 days. The Board also approved a new sub-advisory agreement between SBAM and DeIM (the "New Sub-Advisory Agreement"), which fund shareholders will be asked to approve. On August 1, 2005, the Interim Sub-Advisory Agreement became effective. In connection with the change in sub-advisor, the name of the fund was changed to Scudder Salomon Aggressive Growth Portfolio and modifications were made to the fund's investment objective and policies.

In connection with the retention of SBAM under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Board, including the Independent Trustees, received materials from the Advisor relating to the services to be provided under the Agreements, including information about (i) the nature, extent and quality of services to be provided by SBAM, including information with respect to portfolio management services to be provided; (ii) the proposed sub-advisory fee rate relative to a peer group; (iii) the investment performance of a fund managed by SBAM in a style similar to the fund, measured against appropriate benchmarks; and (iv) general information about SBAM. The Independent Trustees also were advised by independent counsel regarding their duties in connection with contract approvals.

Nature, Extent and Quality of Services and Investment Performance. The Board reviewed SBAM's investment performance for other products. In particular, the Board considered the investment performance of SBAM in the Smith Barney Aggressive Growth Fund, a fund managed by SBAM in a style similar to the fund. The Board considered the size, education and experience of SBAM's Aggressive Growth Team, including that the team is led by senior portfolio manager Richard Freeman, who has 28 years of securities business experience. The Board also considered the biographies of the other members of SBAM's Aggressive Growth Team. The Board considered SBAM's aggressive growth strategy and how it compares to INVESCO's investment philosophy and style. The Board also considered a report from an independent evaluation service on SBAM. The Board concluded that SBAM had the capability to provide the necessary investment advisory services to the fund.

Fees. The Board considered the sub-advisory fee rate proposed under the Interim and the New Sub-Advisory Agreements. The Board considered that, although SBAM's fee rate is less than INVESCO's fee rate, the Advisor represented that there would be no diminution in services provided in connection with the Interim and the New Sub-Advisory Agreements. The Board concluded that the proposed sub-advisory fee rate was reasonable.

Profitability. The Board did not consider an estimated level of profit to SBAM under the Interim and the New Sub-Advisory Agreements. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and SBAM, and since SBAM would be paid by the Advisor, the Board, given the size of the fund, considered only the estimated profitability to the Advisor.

Economies of Scale. As part of its review of the investment management agreement with DeIM, the Board considered whether there will be economies of scale with respect to the proposed management of the fund and whether the fund will benefit from any economies of scale. The Board noted that the investment management agreement with DeIM included breakpoints and concluded that the overall structure was designed to share economies of scale with the shareholders.

Other Benefits to SBAM. The Board also considered the character and amount of other incidental benefits expected to be received by SBAM and its affiliates. The Board noted that, unlike INVESCO, SBAM agreed to adhere to Deutsche Asset Management's soft dollar policy for the fund, which includes an agreement not to use fund brokerage transactions to pay for research services generated by parties other than the executing broker-dealer. The Board concluded that any incidental benefits to be received by SBAM from its relationship with the fund were reasonable.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Interim and the New Sub-Advisory Agreements are fair and reasonable and that the Interim and the New Sub-Advisory Agreements are in the best interests of the fund.

About the Fund's Advisor

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Printed on recycled paper.
SVS2-3 (8/31/05) 39344
Form A
Printed in the U.S.A.

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Variable Series II

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Variable Series II

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 23, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 23, 2005